UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. December 31, 2021 Annual Reports transmitted to shareholders.

December 31, 2021
William Blair Funds Annual Report

December 31, 2021	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2021

U.S. Growth Market Review and Outlook

U.S. equity indices generally had positive returns for the full-year period ended December 31, 2021. First quarter market performance was supported by improvement in corporate earnings growth, positive economic data, robust job growth and massive stimulus distributed to U.S. households and businesses. Manufacturing activity, gross domestic product (GDP), and job growth continued to increase into the second quarter and corporations reported healthy earnings. While corporate earnings reports continued to exhibit strength in the third quarter, U.S. economic data was mixed, in part due to supply chain disruptions and rising COVID-19 cases stemming from the Delta variant.

Omicron, a new COVID-19 variant, emerged during the fourth quarter and quickly became the dominant strain across the country, resulting in some delays in the reopening of businesses and increased market volatility. While new cases in the U.S. reached record highs, data suggested that the variant has a lower risk of severe disease, easing concerns of the severity of its impact. U.S. economic data was somewhat mixed in the fourth quarter as job growth and gross domestic product (GDP) increased, while manufacturing activity slowed.

President Biden signed the $1.2 trillion bipartisan Infrastructure Investment and Jobs Act in November 2021, creating further stimulus likely to benefit U.S. companies. The Federal Open Market Committee (FOMC) voted to maintain the current federal funds target rate, however, the Fed announced plans to accelerate the tapering of its asset purchases in the near term, paving the way for potential rate increases sooner than previously expected. Persistent inflation pressures and potential rate increases, coupled with concerns regarding the sustainability of economic strength, led to the flattening of the U.S. yield curve in the fourth quarter. Amid these cross currents, corporate earnings were robust, supporting fourth quarter equity performance. The magnitude of returns varied across size and style dimensions in both the quarter and full year periods.

Despite disruptions caused by the Omicron variant, U.S. economic health is expected to persist through 2022. As the labor market continues to strengthen, consumer confidence and spending are expected to increase. However, some uncertainty remains surrounding vaccine efficacy and the spread of new COVID-19 variants. While there are early indications that labor shortages, some inflationary pressures and supply chain disruptions may be peaking, we believe that these factors are likely to remain a headwind into 2022. In addition, congressional leadership is expected to shift as Republicans appear likely to regain at least one house of Congress, creating the potential for political gridlock.

As we monitor economic developments and navigate through the business model implications of continued COVID-19 disruption, we remain focused on bottom-up, fundamental analysis. We seek to identify quality companies with superior management, high barriers to entry and differentiated products or services that we believe are underappreciated by the market. Our investment philosophy leads us to companies with durable businesses, whose stock prices are not reflective of our long-term fundamental expectations, that we believe can outperform over a market cycle.

December 31, 2021	William Blair Funds	3

U.S. Value Market Review and Outlook

The U.S. economic backdrop of 2021 was, for the most part, a disappointment which failed to meet many predictions. Earlier in the year, it was widely expected that, by the fall, business activity would be supported by: (i) an increase in labor availability, made possible by the end of many stimulus programs and a return of children to school; (ii) easing of the global supply chain shortage; (iii) a multi-trillion dollar Federal investment package; and (iv) a decrease in COVID-19 infections due to increased vaccination rates. Yet, as we know, reality played out much differently in 2021. The Labor Force Participation Rate showed little, if any, improvement in this period, and as of the date of this report remains significantly below Pre-COVID-19 levels. Similar optimism regarding the ability to source critical components fell so short that, by the end of the third quarter’s earnings season, companies that missed estimates for this reason were, in our view, largely given a pass by the market. And, after much political turmoil, the Biden administration was able to enact only a fraction of its original infrastructure and social spending goals. Lastly, of course, the fight against COVID-19 was significantly curtailed at the end of November with the discovery and subsequent rapid spread of the Omicron variant.

Despite these unexpected setbacks, equity markets held up remarkably well with most major indices posting positive performance for the year. In the small cap sector, however, the results among style indices were not even; the Russell 2000 Value Index returned 28.3%, while the Russell 2000 Growth Index returned approximately 5.0%. This is a continuation of the outperformance of small cap value shares that began in November 2020 after the announcement of effective coronavirus vaccines and the Presidential elections. Moreover, within the small cap value benchmark we saw a pronounced shift in investor preference for higher quality stocks with cheaper valuations in the back half of 2021. We attribute this shift to the Federal Reserve’s signaling in November of an upcoming pivot to a less accommodative monetary policy. In short, we are likely entering a new interest rate environment that no longer supports sky high valuations and cheap debt, particularly for money losing operations.

Entering 2022, the biggest uncertainty in our view is how the market will react to the stated intention of the U.S. Federal Reserve (the “Fed”) to raise short-term interest rates and reduce bond purchases and just how aggressive those actions will ultimately be. Given Chairman Jerome Powell’s acknowledgement that inflation is more persistent than previously thought combined with a recent CPI reading of 7%, there is reasonable concern that the Fed is “behind the curve” and may have to act more boldly than the currently anticipated three rate hikes in 2022. The fourth quarter of 2018 when the Fed’s attempt to reduce Quantitative Easing caused a 20% decline in the equity markets is still on many investors’ minds. We have also begun to wonder if raising short term rates might inadvertently cause the U.S. dollar to increase relative to other currencies, which may cap the yield on longer duration bonds, and, in turn, could potentially invert the yield curve and trigger a recession. For the moment, political risk such as increased taxes or financial regulation appears to be mollified by Congressional gridlock. This situation is, however, fluid and could change when we least expect it. While election years always have potential implications for the markets, 2022 could have an increased impact because of recent inflationary trends. In any event, 2022 is likely to be a more volatile year for investors, particularly given the upcoming mid-term elections which, in our view, are shaping up to be more acrimonious than usual.

4	Annual Report	December 31, 2021

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording, CFA

The William Blair Growth Fund (Class N shares) (the “Fund”) posted a 22.09% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 25.85%.

Underperformance for the full-year period was driven by a combination of style dynamics and stock-specific factors. Largely concentrated in the fourth quarter, from a style perspective, our typical bias toward small- and mid-caps was a headwind in the year as the larger-cap stocks in the Index outperformed smaller-cap stocks. From a stock perspective, selection in Information Technology, including our positions in Fidelity National Information Services and PayPal Holdings, as well as not owning Nvidia and Apple, detracted from relative returns. Shares of Fidelity National Information Services, a leading global bank processor, financial services back and middle-office outsourcer, and global merchant acquirer, declined on concerns regarding competition in the merchant acquirer space. Shares of digital payments company PayPal dropped on investor concerns about competitive disruption in the digital payments space. Semiconductor company NVIDIA benefited from robust demand for their gaming and datacenter chips; thus, not owning this strong performing stock resulted in a headwind to relative performance. As it relates to Apple, while shareholders have benefited from share buybacks and valuation multiple expansion due to solid growth in their services business, we believe the stock appreciated in the fourth quarter primarily on speculation that Apple would be able to sustain growth off its current revenue base of $365 billion due to its ability to launch products and services related to the Metaverse and possibly the launch of a new electric vehicle. Given the stock is trading near its ten-year high on a price-to-earnings ratio, we have chosen to deploy capital where we have higher confidence in the structurally advantaged nature of each company, in a manner consistent with our philosophy. Other laggards included Activision Blizzard (Communication Services), New Fortress Energy (Energy) and Bright Horizons (Consumer Discretionary). Conversely, our top contributors included Grid Dynamics (Information Technology), Alphabet (Communication Services), Advanced Micro Devices (Information Technology) and Skyline Champion Corp (Consumer Discretionary). IT consulting firm Grid Dynamics reported strong organic growth and operating margins, a reduction in customer concentration, and hiring levels to support the growth of the business. Elevated online consumer activity and broad-based growth in advertiser spend benefited our position in Alphabet. Stock selection in Health Care, including our position in Penumbra, also contributed positively to relative returns.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2021	William Blair Funds	5

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021

					Since
	1 Year	3 Year	5 Year	10 Year	Inception(a)
Class N	22.09%	29.88%	23.42%	17.39%	—%
Class I	22.54	30.27	23.77	17.75	—
Class R6	22.55	—	—	—	25.99
Russell 3000® Growth Index	25.85	33.21	24.56	19.39	28.71
S&P 500® Index	28.71	26.07	18.47	16.55	22.17

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

6	Annual Report	December 31, 2021

Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—37.7%
*	Adobe, Inc.	14,868	$8,431
*	Advanced Micro Devices, Inc.	87,556	12,599
*	Alarm.com Holdings, Inc.	20,078	1,703
	Azenta, Inc.	24,314	2,507
	Fidelity National Information Services, Inc.	50,704	5,534
*	Grid Dynamics Holdings, Inc.	104,816	3,980
	Mastercard, Inc.	37,742	13,562
	Microsoft Corporation	100,054	33,650
*	MongoDB, Inc.	5,811	3,076
	National Instruments Corporation	109,329	4,774
*	Nice, Ltd.—ADR	18,723	5,684
*	PayPal Holdings, Inc.	46,637	8,795
*	Pure Storage, Inc.	265,380	8,638
	Texas Instruments, Inc.	39,860	7,512
*	Verra Mobility Corporation	253,307	3,909
*	Workday, Inc.	22,493	6,145
			130,499
	Consumer Discretionary—14.1%
*	Amazon.com, Inc.	7,349	24,504
*	Bright Horizons Family Solutions, Inc.	37,488	4,719
*	Burlington Stores, Inc.	16,817	4,902
*	Etsy, Inc.	12,750	2,791
*	Farfetch, Ltd.†	69,638	2,328
*	Overstock.com, Inc.	26,008	1,535
*	Revolve Group, Inc.	41,004	2,298
*	Rush Street Interactive, Inc.	148,723	2,454
*	Skyline Champion Corporation	40,580	3,205
			48,736
	Health Care—13.0%
	Agilent Technologies, Inc.	17,283	2,759
*	Certara, Inc.	96,367	2,739
*	HealthEquity, Inc.	38,970	1,724
*	Horizon Therapeutics plc†	48,925	5,272
*	Penumbra, Inc.	10,550	3,031
	STERIS plc†	24,526	5,970
	Stryker Corporation	32,108	8,586
	UnitedHealth Group, Inc.	21,180	10,636
	Zoetis, Inc.	16,986	4,145
			44,862
	Communication Services—10.9%
*	Alphabet, Inc. Class “A”	9,278	26,879
	Warner Music Group Corporation	92,428	3,991
*	ZipRecruiter, Inc.	122,188	3,047
*	Zynga, Inc.	579,927	3,712
			37,629
	Industrials—10.3%
*	ACV Auctions, Inc.	108,143	2,037
	BWX Technologies, Inc.	80,440	3,852
*	Clarivate plc†	105,940	2,492
*	Copart, Inc.	44,435	6,737
*	CoStar Group, Inc.	46,214	3,652
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Industrials—(continued)
*	Energy Recovery, Inc.	133,897	$2,878
	Fortive Corporation	60,574	4,621
*	Kornit Digital, Ltd.†	18,765	2,857
	The Brink’s Co.	60,616	3,975
*	Trex Co., Inc.	18,783	2,536
			35,637
	Consumer Staples—3.7%
	The Coca-Cola Co.	118,071	6,991
	The Estee Lauder Cos., Inc.	15,503	5,739
			12,730
	Financials—3.3%
	Aon plc†	14,741	4,431
	Ares Management Corporation	53,245	4,327
	Bridge Investment Group Holdings, Inc.	105,644	2,638
			11,396
	Energy—2.6%
	Cameco Corporation†	200,443	4,372
*	Green Plains, Inc.	72,095	2,506
	New Fortress Energy, Inc.	93,063	2,246
			9,124
	Materials—1.5%
	Ball Corporation	54,516	5,248
	Real Estate—1.1%
	SBA Communications Corporation	9,700	3,774
	Total Common Stocks—98.2% (cost $172,059)		339,635

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $2,309, collateralized by U.S. Treasury Bond, 2.875%, due 11/15/46, valued at $2,355	$2,309	2,309
	Total Repurchase Agreement—0.7% (cost $2,309)		2,309
	Total Investments—98.9% (cost $174,368)		341,944
	Cash and other assets, less liabilities—1.1%		3,756
	Net assets—100.0%		$345,700

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	7

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan, CFA David P. Ricci, CFA

The William Blair Large Cap Growth Fund (Class N shares) (the “Fund”) posted a 28.03% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 27.60%.

Outperformance for the full-year period was largely the result of positive stock selection. Top contributors to Fund performance included Alphabet (Communication Services), Intuit (Information Technology), Advanced Micro Devices (Information Technology), Accenture (Information Technology) and Live Nation Entertainment (Communication Services). Elevated online consumer activity and broad-based growth in advertiser spend benefited our position in Alphabet. Intuit, a leading provider of software for tax preparation, personal finance and small business management, reported strength across all business segments. Conversely, stock selection in Consumer Discretionary, including our decision to not own Tesla, detracted from relative returns. While we share the market’s view that electric vehicle penetration is likely to accelerate from here, resulting in better forward industry growth rates than were previously expected, we believe the stock embedded unrealistic expectations as to Tesla’s ultimate market share and margin profile. Top individual laggards included Activision Blizzard (Communication Services), PayPal Holdings (Information Technology), Mastercard (Information Technology), Guidewire Software (Information Technology) and NVIDIA (Information Technology). Shares of Activision Blizzard, a developer and publisher of interactive software products and entertainment content, lagged as the California Department of Fair Employment and Housing filed a discrimination lawsuit against the company. We liquidated our position during the period due to a combination of business strategy execution issues and concerns regarding corporate culture, employee attrition, and management distraction. Additionally, our decision to not own Apple created a headwind to relative performance in the period. While Apple shareholders have benefited from share buybacks and valuation multiple expansion due to solid growth in their services business, we believe the stock appreciated in the fourth quarter of 2021 primarily on speculation that Apple would be able to sustain growth off of its current revenue base of $365 billion due to its ability to launch products and services related to the Metaverse, and possibly the launch of a new electric vehicle. Given the stock was trading near its ten-year high on a price-to-earnings ratio, we have chosen to deploy capital where we have higher confidence in the structurally advantaged nature of each company, in a manner consistent with our philosophy.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

8	Annual Report	December 31, 2021

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	28.03%	33.39%	26.66%	20.40%	—%
Class I	28.39	33.72	27.00	20.72	—
Class R6	28.42	—	—	—	29.75
Russell 1000® Growth Index	27.60	34.08	25.32	19.79	29.63

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	9

Large Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—43.5%
	Accenture plc†	95,480	$39,581
*	Adobe, Inc.	46,520	26,380
*	Advanced Micro Devices, Inc.	244,998	35,255
*	Guidewire Software, Inc.	122,220	13,876
	Intuit, Inc.	46,520	29,923
	Lam Research Corporation	32,050	23,049
	Mastercard, Inc.	114,820	41,257
	Microsoft Corporation	403,910	135,843
	NVIDIA Corporation	112,500	33,087
*	PayPal Holdings, Inc.	185,880	35,053
*	salesforce.com, Inc.	116,590	29,629
	Texas Instruments, Inc.	128,410	24,201
*	Unity Software, Inc.	99,020	14,159
			481,293
	Consumer Discretionary—16.1%
*	Amazon.com, Inc.	26,635	88,810
*	Marriott International, Inc.	160,350	26,496
	NIKE, Inc.	204,110	34,019
	Starbucks Corporation	245,000	28,658
			177,983
	Communication Services—13.5%
*	Alphabet, Inc. Class “A”	26,190	75,874
*	Alphabet, Inc. Class “C”	5,640	16,320
*	Live Nation Entertainment, Inc.	230,190	27,551
*	Netflix, Inc.	49,620	29,893
			149,638
	Health Care—9.7%
*	ABIOMED, Inc.	54,698	19,646
	Stryker Corporation	91,830	24,557
	UnitedHealth Group, Inc.	71,720	36,014
	Zoetis, Inc.	108,520	26,482
			106,699
	Industrials—6.4%
*	Copart, Inc.	167,980	25,469
*	CoStar Group, Inc.	67,630	5,345
	Equifax, Inc.	78,570	23,004
	Fortive Corporation	223,670	17,064
			70,882
	Consumer Staples—5.8%
	Costco Wholesale Corporation	67,520	38,331
	The Estee Lauder Cos., Inc.	70,950	26,266
			64,597
	Financials—2.9%
	Apollo Global Management, Inc.	448,120	32,457
	Materials—1.5%
	Linde plc†	46,520	16,116
	Total Common Stocks—99.4% (cost $713,428)		1,099,665

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $8,575, collateralized by U.S. Treasury Bond, 1.875%, due 02/15/41, valued at $8,747	$8,575	$8,575
Total Repurchase Agreement—0.8% (cost $8,575)		8,575
Total Investments—100.2% (cost $722,003)		1,108,240
Liabilities, plus cash and other assets—(0.2)%		(2,220)
Net assets—100.0%		$1,106,020

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2021

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA James E. Jones, CFA

The William Blair Mid Cap Growth Fund (Class N shares) (the “Fund”) posted an 8.10% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 12.73%.

Despite outperforming our benchmark during the third and fourth quarters of 2021, the Fund lagged its benchmark for the full year period. Underperformance was primarily driven by stock-specific factors. Stock selection in Information Technology, including positions in Anaplan and RingCentral, and Industrials, including positions in BWX Technologies and CoStar Group, dampened relative returns. New Fortress Energy (Energy) was our top individual detractor. New Fortress Energy develops, finances and constructs liquified natural gas (LNG) assets and related infrastructure. The company experienced lower-than-expected volumes due to issues that we believe to be transitory. Top contributors to performance included Pure Storage (Information Technology), Horizon Therapeutics (Health Care), Vulcan Materials (Materials), Cadence Design Systems (Information Technology) and EPAM Systems (Information Technology). Pure Storage, a flash-based storage solutions provider, benefited from a continued recovery in demand for its broadening product portfolio and improving margins. Outperformance from specialty biopharmaceutical company Horizon Therapeutics was driven by the resumption of Tepezza production, following disruption earlier in the year caused by prioritization of COVID-19 vaccine production, along with ongoing strength in the rest of the business.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2021	William Blair Funds	11

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	8.10%	23.08%	17.36%	13.09%	—%
Class I	8.38	23.36	17.66	13.38	—
Class R6	8.44	—	—	—	16.55
Russell Midcap® Growth Index	12.73	27.46	19.83	16.63	21.30

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2021

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—31.6%
*	Anaplan, Inc.	13,935	$639
*	Cadence Design Systems, Inc.	12,135	2,261
	Dolby Laboratories, Inc.	6,955	662
*	Dynatrace, Inc.	23,005	1,388
*	EPAM Systems, Inc.	1,760	1,177
*	Euronet Worldwide, Inc.	8,170	974
*	Guidewire Software, Inc.	4,117	467
	MKS Instruments, Inc.	7,110	1,238
*	MongoDB, Inc.	2,225	1,178
*	Nice, Ltd.—ADR	3,930	1,193
*	Palo Alto Networks, Inc.	2,345	1,306
	Pegasystems, Inc.	7,445	833
*	Pure Storage, Inc.	50,025	1,628
*	SolarEdge Technologies, Inc.	1,990	558
*	Teledyne Technologies, Inc.	2,760	1,206
			16,708
	Health Care—19.4%
*	10X Genomics, Inc.	3,455	515
*	ABIOMED, Inc.	3,318	1,192
	Agilent Technologies, Inc.	7,405	1,182
*	Align Technology, Inc.	1,270	834
	Bio-Techne Corporation	1,627	842
*	Charles River Laboratories International, Inc.	2,500	942
*	Horizon Therapeutics plc†	11,485	1,238
*	IDEXX Laboratories, Inc.	1,420	935
*	Mettler-Toledo International, Inc.	560	950
	STERIS plc†	3,230	786
*	Veeva Systems, Inc.	3,210	820
			10,236
	Industrials—16.2%
*	Axon Enterprise, Inc.	4,465	701
*	Builders FirstSource, Inc.	11,645	998
	BWX Technologies, Inc.	21,214	1,016
*	Clarivate plc†	37,670	886
*	Copart, Inc.	13,972	2,118
*	CoStar Group, Inc.	19,165	1,515
	Equifax, Inc.	2,695	789
*	Generac Holdings, Inc.	1,535	540
			8,563
	Consumer Discretionary—12.2%
	Advance Auto Parts, Inc.	2,703	648
*	Aptiv plc†	5,595	923
*	Bright Horizons Family Solutions, Inc.	8,325	1,048
*	Burlington Stores, Inc.	4,490	1,309
*	Chipotle Mexican Grill, Inc.	479	837
*	Etsy, Inc.	4,604	1,008
*	Farfetch, Ltd.†	19,375	648
			6,421
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Communication Services—5.3%
	Cable One, Inc.	181	$319
*	Live Nation Entertainment, Inc.	6,549	784
*	Take-Two Interactive Software, Inc.	3,590	638
	Warner Music Group Corporation	24,790	1,070
			2,811
	Materials—5.0%
	Ball Corporation	10,485	1,010
	Vulcan Materials Co.	7,930	1,646
			2,656
	Financials—4.0%
	Ares Management Corporation	10,435	848
	PacWest Bancorp	13,910	628
	Western Alliance Bancorp	6,155	663
			2,139
	Real Estate—3.0%
	SBA Communications Corporation	1,995	776
*	Zillow Group, Inc.	12,680	810
			1,586
	Energy—1.1%
	New Fortress Energy, Inc.	23,593	570
	Total Common Stocks—97.8% (cost $37,472)		51,690

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $1,232, collateralized by U.S. Treasury Bond, 2.875%, due 11/15/46, valued at $1,257	$1,232	1,232
	Total Repurchase Agreement—2.3% (cost $1,232)		1,232
	Total Investments—100.1% (cost $38,704)		52,922
	Liabilities, plus cash and other assets—(0.1)%		(72)
	Net assets—100.0%		$52,850

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	13

Small-Mid Cap Core Fund

The Small-Mid Cap Core Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA Ward D. Sexton, CFA

The William Blair Small-Mid Cap Core Fund (Class I shares) (the “Fund”) posted a 26.63% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the Russell 2500™ Index (the “Index”), increased 18.18%.

During a year in which value indices dramatically outperformed growth indices, with the Russell 2500 Value Index returning 27.8% against the Russell 2500 Growth Index’s return of 5.0%, our Fund outperformed the Index by a significant margin. Outperformance for the year was driven by stock-specific dynamics and further enhanced by style tailwinds. From a stock-specific standpoint, our top contributors were Denbury (Energy), Builders FirstSource (Industrials), Boot Barn Holdings (Consumer Discretionary), Skyline Champion Corp (Consumer Discretionary) and Western Alliance Bancorp (Financials). Denbury, which we believe has among the best ESG profiles of all exploration and production (E&P) companies given that a rising portion of its oil production is negative net carbon to the overall environment, benefited from rising oil prices, better than expected earnings and positive commentary from management regarding the company’s carbon capture, usage and storage opportunity. Stock selection was positive across many sectors, as was our typical underweight to Biotechnology. From a style perspective, our emphasis on businesses with higher returns on invested capital, as well as our underweight to what we view as the most expensive stocks in the benchmark, were tailwinds. Our top detractor for the year was New Fortress Energy (Energy). New Fortress Energy develops, finances and constructs liquified natural gas assets and related infrastructure, bringing low cost natural gas to foreign markets. Shares lagged in conjunction with lower than expected volumes due to what we view as transitory issues and concerns regarding the impact of higher natural gas prices. Other notable laggards included BWX Technologies (Industrials), LHC Group (Health Care), Vertex (Information Technology) and Brink’s Co (Industrials).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

14	Annual Report	December 31, 2021

Small-Mid Cap Core Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	Since Inception(a)
Class I	26.63%	24.30%
Class R6	26.71	24.34
Russell 2500TM Index	18.18	21.08

(a)	Since inception is for the period from October 1, 2019 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TMIndex measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	15

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Industrials—18.6%
*	Axon Enterprise, Inc.	6,557	$1,030
*	Builders FirstSource, Inc.	35,797	3,068
	BWX Technologies, Inc.	22,919	1,097
*	Casella Waste Systems, Inc.	7,194	615
*	Chart Industries, Inc.	4,539	724
	Douglas Dynamics, Inc.	12,836	501
*	Energy Recovery, Inc.	33,917	729
*	IAA, Inc.	16,501	835
*	Kornit Digital, Ltd.†	6,245	951
	Lincoln Electric Holdings, Inc.	6,870	958
	Luxfer Holdings plc†	27,468	530
*	Mercury Systems, Inc.	9,662	532
	Owens Corning	12,948	1,172
*	Stem, Inc.	28,485	540
	The Brink’s Co.	19,785	1,297
*	Trex Co., Inc.	9,291	1,255
*	WillScot Mobile Mini Holdings Corporation	33,641	1,374
			17,208
	Financials—14.9%
	Ares Management Corporation	18,226	1,481
	East West Bancorp, Inc.	23,562	1,854
*	Encore Capital Group, Inc.	15,873	986
	Glacier Bancorp, Inc.	15,466	877
	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,752	518
	LPL Financial Holdings, Inc.	6,046	968
	PacWest Bancorp	38,858	1,755
	Virtu Financial, Inc.	56,730	1,635
	Voya Financial, Inc.	11,051	733
	Western Alliance Bancorp	18,299	1,970
	Wintrust Financial Corporation	11,607	1,054
			13,831
	Health Care—14.3%
*	Acadia Healthcare Co., Inc.	14,611	887
*	Certara, Inc.	28,593	813
	Chemed Corporation	1,375	727
*	Codexis, Inc.	30,515	954
*	Globus Medical, Inc.	15,484	1,118
*	Hanger, Inc.	38,203	693
*	Horizon Therapeutics plc†	6,828	736
*	LHC Group, Inc.	7,421	1,018
*	Ligand Pharmaceuticals, Inc.	5,223	807
*	Merit Medical Systems, Inc.	22,744	1,417
	Owens & Minor, Inc.	50,281	2,187
*	Penumbra, Inc.	3,353	963
	STERIS plc†	3,951	962
			13,282
	Consumer Discretionary—14.0%
	Aramark	28,183	1,039
*	Boot Barn Holdings, Inc.	13,352	1,643
*	Bright Horizons Family Solutions, Inc.	5,801	730
*	Burlington Stores, Inc.	4,635	1,351
*	Callaway Golf Co.	22,862	627
*	Fox Factory Holding Corporation	6,393	1,087
*	Grand Canyon Education, Inc.	9,065	777
*	Leslie’s, Inc.	42,200	999

	Issuer	Shares	Value

	Common Stocks—(continued)
	Consumer Discretionary—(continued)
*	National Vision Holdings, Inc.	23,490	$1,127
*	Overstock.com, Inc.	12,365	730
*	Skyline Champion Corporation	17,319	1,368
	Wyndham Hotels & Resorts, Inc.	17,190	1,541
			13,019
	Information Technology—12.1%
*	Alarm.com Holdings, Inc.	9,418	799
	Azenta, Inc.	11,327	1,168
*	Coupa Software, Inc.	5,760	910
	Entegris, Inc.	5,425	752
*	Euronet Worldwide, Inc.	6,711	800
*	Momentive Global, Inc.	36,529	773
*	Nice, Ltd.—ADR	4,223	1,282
	Power Integrations, Inc.	8,377	778
*	Pure Storage, Inc.	37,629	1,225
*	SolarEdge Technologies, Inc.	3,219	903
*	Verra Mobility Corporation	80,551	1,243
*	Wolfspeed, Inc.	5,361	599
			11,232
	Energy—6.0%
	Cameco Corporation	61,491	1,341
*	Denbury, Inc.	18,577	1,423
*	Green Plains, Inc.	25,716	894
	New Fortress Energy, Inc.	32,541	785
	Whitecap Resources, Inc.	194,557	1,156
			5,599
	Real Estate—4.9%
	Acadia Realty Trust	55,107	1,203
	Americold Realty Trust	23,611	774
	Equity LifeStyle Properties, Inc.	14,469	1,268
	Healthcare Realty Trust, Inc.	21,236	672
	Pebblebrook Hotel Trust	26,375	590
			4,507
	Materials—4.8%
*	Century Aluminum Co.	57,851	958
	Crown Holdings, Inc.	13,337	1,475
	Eagle Materials, Inc.	5,537	922
	Martin Marietta Materials, Inc.	2,400	1,057
			4,412
	Consumer Staples—4.4%
	Inter Parfums, Inc.	11,213	1,199
*	Performance Food Group Co.	25,107	1,152
	Primo Water Corporation	37,061	654
	Spectrum Brands Holdings, Inc.	10,945	1,113
			4,118
	Communication Services—2.7%
	Cable One, Inc.	326	575
*	Live Nation Entertainment, Inc.	4,881	584
*	ZipRecruiter, Inc.	53,244	1,328
			2,487
	Utilities—1.2%
	IDACORP, Inc.	9,995	1,133
	Total Common Stocks—97.9% (cost $77,014)		90,828

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2021

Small-Mid Cap Core Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $2,074, collateralized by U.S. Treasury Bond, 1.875%, due 02/15/41, valued at $2,116.	$2,074	$2,074
Total Repurchase Agreement—2.2% (cost $2,074)		2,074
Total Investments—100.1% (cost $79,088)		92,902
Liabilities, plus cash and other assets—(0.1)%		(122)
Net assets—100.0%		$92,780

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	17

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe, CFA James E. Jones, CFA

The William Blair Small-Mid Cap Growth Fund (Class N shares) (the “Fund”) posted an 8.27% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the Russell 2500™ Growth Index (the “Index”), increased 5.04%.

Outperformance for the full year period was the result of stock-specific dynamics and style tailwinds. Top contributors during the year were Builders FirstSource (Industrials) and Martin Marietta (Materials). Builders FirstSource is a residential building materials manufacturer and distributor that is effectively decreasing the cost of construction with standardization and automation. Given its increased value proposition amid labor shortages and inflation, and with significant share buybacks initiated by the company, Builders FirstSource was a strong performer during the period. Martin Marietta Materials, a leading supplier of aggregates and heavy building materials to the construction industry, outperformed on volume growth and a strong pricing environment. Industrials holdings Trex Company and Generac were also among top performers during the period. Stock selection in Health Care, including our position in Penumbra and our typical underweight to Biotechnology, also added to outperformance. From a style perspective, our bias toward companies with more consistent business models and higher returns on invested capital, as well as our underweight to what we view as the most expensive stocks in the Index, were tailwinds. These dynamics were most notable during the second half of the year. Top detractors during 2021 included Mercury Systems (Industrials), New Fortress Energy (Energy), HealthEquity (Health Care), Amedisys (Health Care) and BWX Technologies (Industrials). Shares of Mercury Systems, an electronics sub-system provider for U.S. Defense applications, were pressured as supply chain disruptions pushed out bookings. New Fortress Energy develops, finances and constructs liquified natural gas (LNG) assets and related infrastructure. The company experienced lower-than-expected volumes due to issues that we believe to be transitory. Stock selection in Information Technology and Consumer Discretionary also detracted from relative returns.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

18	Annual Report	December 31, 2021

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	8.27%	23.08%	18.56%	16.18%	—%
Class I	8.56	23.40	18.86	16.46	—
Class R6	8.60	—	—	—	18.02
Russell 2500TM Growth Index	5.04	25.09	17.65	15.75	19.46

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	19

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Health Care—24.2%
*	10X Genomics, Inc.	211,671	$31,531
*	ABIOMED, Inc.	151,370	54,368
*	Acadia Healthcare Co., Inc.	685,883	41,633
*	Amedisys, Inc.	154,831	25,064
	Bio-Techne Corporation	116,420	60,229
*	Blueprint Medicines Corporation	311,450	33,359
*	Certara, Inc.	803,747	22,843
*	Charles River Laboratories International, Inc.	171,060	64,452
	Chemed Corporation	81,006	42,855
*	Halozyme Therapeutics, Inc.	906,582	36,454
*	HealthEquity, Inc.	649,002	28,712
*	Horizon Therapeutics plc†	402,872	43,413
*	Insmed, Inc.	836,323	22,781
*	Inspire Medical Systems, Inc.	154,813	35,616
*	Ligand Pharmaceuticals, Inc.	218,003	33,673
*	Merit Medical Systems, Inc.	471,671	29,385
*	Pacific Biosciences of California, Inc.	954,997	19,539
*	Penumbra, Inc.	209,509	60,196
*	Twist Bioscience Corporation	288,199	22,304
*	Veracyte, Inc.	709,092	29,215
			737,622
	Information Technology—23.9%
*	Alarm.com Holdings, Inc.	477,079	40,461
*	Avalara, Inc.	303,734	39,215
	Azenta, Inc.	612,308	63,135
*	Dynatrace, Inc.	1,044,086	63,010
	Entegris, Inc.	295,358	40,931
*	Euronet Worldwide, Inc.	466,183	55,555
*	Guidewire Software, Inc.	332,324	37,729
	MKS Instruments, Inc.	125,125	21,793
	National Instruments Corporation	859,285	37,525
*	Nice, Ltd.—ADR	199,066	60,436
*	Novanta, Inc.†	185,388	32,689
	Pegasystems, Inc.	226,837	25,365
*	Pure Storage, Inc.	2,337,103	76,073
*	SolarEdge Technologies, Inc.	165,659	46,479
*	Varonis Systems, Inc.	631,870	30,823
*	Wolfspeed, Inc.	209,332	23,397
*	Workiva, Inc.	267,321	34,883
			729,499
	Industrials—16.9%
*	Axon Enterprise, Inc.	336,650	52,854
*	Builders FirstSource, Inc.	1,199,575	102,816
	BWX Technologies, Inc.	1,133,009	54,248
*	Chart Industries, Inc.	124,588	19,871
	HEICO Corporation	185,592	23,852
*	Kornit Digital, Ltd.†	146,182	22,256
	Lincoln Electric Holdings, Inc.	180,934	25,235
*	Mercury Systems, Inc.	588,177	32,385
	Ritchie Bros Auctioneers, Inc.	568,824	34,818
*	Stem, Inc.	832,464	15,792
	The Brink’s Co.	792,507	51,965
*	Trex Co., Inc.	590,280	79,705
			515,797
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Discretionary—12.8%
*	Bright Horizons Family Solutions, Inc.	353,833	$44,540
*	Burlington Stores, Inc.	182,674	53,251
*	Fox Factory Holding Corporation	297,605	50,623
*	Helen of Troy, Ltd.†	94,527	23,109
*	Leslie’s, Inc.	2,090,330	49,457
*	National Vision Holdings, Inc.	783,766	37,613
*	Overstock.com, Inc.	460,837	27,194
*	Revolve Group, Inc.	653,335	36,613
	Wyndham Hotels & Resorts, Inc.	740,767	66,410
			388,810
	Financials—4.6%
	Ares Management Corporation	551,640	44,832
	Virtu Financial, Inc.	1,770,602	51,046
	Western Alliance Bancorp	416,731	44,861
			140,739
	Materials—4.2%
	Crown Holdings, Inc.	627,293	69,391
	Martin Marietta Materials, Inc.	129,619	57,100
			126,491
	Energy—3.5%
	Cameco Corporation	2,129,446	46,443
*	Denbury, Inc.	554,769	42,490
	New Fortress Energy, Inc.	739,908	17,862
			106,795
	Communication Services—3.3%
	Cable One, Inc.	20,203	35,627
*	Live Nation Entertainment, Inc.	269,620	32,271
*	Zynga, Inc.	5,220,372	33,410
			101,308
	Consumer Staples—2.8%
*	Celsius Holdings, Inc.	311,800	23,251
*	Performance Food Group Co.	907,221	41,632
*	The Beauty Health Co.	900,076	21,746
			86,629
	Real Estate—1.1%
	FirstService Corporation	174,013	34,188
	Total Common Stocks—97.3% (cost $2,188,910)		2,967,878

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $81,541, collateralized by U.S. Treasury Bond, 1.875% - 3.125%, due 02/15/41 - 08/15/44, valued at $83,172	$81,541	81,541
	Total Repurchase Agreement—2.7% (cost $81,541)		81,541
	Total Investments—100.0% (cost $2,270,451)		3,049,419
	Liabilities, plus cash and other assets—(0.0)%		(1,357)
	Net assets—100.0%		$3,048,062

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

20	Annual Report	December 31, 2021

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Ward D. Sexton, CFA Mark C. Thompson, CFA

The William Blair Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 12.91% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 2.83%.

Outperformance for the year was the result of stock-specific dynamics and a tailwind for our investment style. Among top individual contributors were Grid Dynamics (Information Technology), Builders FirstSource (Industrials) and Montrose Environmental Group (Industrials). Grid Dynamics is an IT consulting firm that demonstrated its ability to capture industry growth as companies increasingly focused on digital transformation projects. Moreover, Fund performance benefited from strong stock selection in many sectors, notably Health Care, including our typical underweight to speculative Biotechnology, and Consumer Discretionary, including our positions in Boot Barn Holdings and Skyline Champion. From a style perspective, our typical valuation sensitivity was a tailwind as stocks with lower valuations in the benchmark generally outperformed those with higher valuations during the year. Top detractors from 2021 performance were InnovAge (Health Care), Upland Software (Information Technology), Aerie Pharmaceuticals (Health Care), Axogen (Health Care) and LiveRamp Holdings (Information Technology). InnovAge provides healthcare services for participants in the Program for All-Inclusive Care for the Elderly (PACE). The stock was pressured due to increased uncertainty from CMS audits of certain facilities.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

December 31, 2021	William Blair Funds	21

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	12.91%	24.06%	18.81%	17.42%	—%
Class I	13.22	24.37	19.11	17.71	—
Class R6	13.31	—	—	—	19.69
Russell 2000® Growth Index	2.83	21.17	14.53	14.14	16.08

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

22	Annual Report	December 31, 2021

Small Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Industrials—22.6%
*	ACV Auctions, Inc.	306,860	$5,781
	Albany International Corporation	104,175	9,214
*	Builders FirstSource, Inc.	179,400	15,376
	BWX Technologies, Inc.	237,609	11,377
*	Casella Waste Systems, Inc.	139,700	11,933
	Douglas Dynamics, Inc.	172,263	6,729
*	Ducommun, Inc.	265,426	12,414
*	Energy Recovery, Inc.	377,306	8,108
*	IAA, Inc.	145,070	7,344
*	Kornit Digital, Ltd.†	61,490	9,362
	Lincoln Electric Holdings, Inc.	51,340	7,160
	Luxfer Holdings plc†	489,236	9,447
*	Mercury Systems, Inc.	96,596	5,319
*	Montrose Environmental Group, Inc.	175,548	12,378
	Ritchie Bros Auctioneers, Inc.	145,965	8,935
*	Stem, Inc.	284,556	5,398
	The Brink’s Co.	211,486	13,867
			160,142
	Health Care—22.5%
*	Acadia Healthcare Co., Inc.	136,529	8,287
*	Aerie Pharmaceuticals, Inc.	531,771	3,733
*	Amicus Therapeutics, Inc.	728,630	8,416
*	Axogen, Inc.	468,734	4,392
*	Blueprint Medicines Corporation	70,740	7,577
*	Butterfly Network, Inc.	297,959	1,993
*	Certara, Inc.	273,903	7,784
*	Codexis, Inc.	295,331	9,235
*	CryoLife, Inc.	275,362	5,604
*	Halozyme Therapeutics, Inc.	201,780	8,114
*	Hanger, Inc.	439,000	7,959
*	Health Catalyst, Inc.	236,018	9,351
*	HealthEquity, Inc.	100,475	4,445
*	Insmed, Inc.	254,920	6,944
*	Inspire Medical Systems, Inc.	39,700	9,133
*	LHC Group, Inc.	59,313	8,140
*	Ligand Pharmaceuticals, Inc.	69,848	10,789
*	Merit Medical Systems, Inc.	177,900	11,083
*	Pacific Biosciences of California, Inc.	251,040	5,136
*	Twist Bioscience Corporation	62,446	4,833
	US Physical Therapy, Inc.	54,207	5,180
*	Veracyte, Inc.	150,440	6,198
*	Vericel Corporation	131,640	5,173
			159,499
	Information Technology—22.2%
*	Alarm.com Holdings, Inc.	98,500	8,354
	American Software, Inc.	275,220	7,202
	Azenta, Inc.	141,695	14,610
*	BTRS Holdings, Inc.	348,940	2,729
	Computer Services, Inc.	112,269	5,973
*	Euronet Worldwide, Inc.	60,600	7,222
*	Grid Dynamics Holdings, Inc.	341,635	12,972
*	LiveRamp Holdings, Inc.	157,010	7,529
*	Novanta, Inc.†	39,400	6,947

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	PDF Solutions, Inc.	323,189	$10,274
	Power Integrations, Inc.	58,210	5,407
*	PROS Holdings, Inc.	193,130	6,661
*	Pure Storage, Inc.	441,446	14,369
*	SiTime Corporation	24,115	7,054
*	Upland Software, Inc.	173,130	3,106
*	Varonis Systems, Inc.	140,800	6,868
*	Verra Mobility Corporation	724,609	11,181
*	Vertex, Inc.	251,873	3,997
*	WNS Holdings, Ltd.—ADR	93,732	8,269
*	Workiva, Inc.	54,630	7,129
			157,853
	Consumer Discretionary—9.3%
*	Boot Barn Holdings, Inc.	91,833	11,300
*	National Vision Holdings, Inc.	195,286	9,372
*	Overstock.com, Inc.	126,560	7,468
*	Revolve Group, Inc.	149,367	8,371
*	Rush Street Interactive, Inc.	300,590	4,960
*	Skyline Champion Corporation	142,680	11,269
*	The Cheesecake Factory, Inc.	168,950	6,614
	Winmark Corporation	28,360	7,041
			66,395
	Consumer Staples—4.7%
*	Celsius Holdings, Inc.	79,740	5,946
*	Performance Food Group Co.	162,980	7,479
*	The Beauty Health Co.	559,120	13,509
*	Vital Farms, Inc.	346,850	6,264
			33,198
	Communication Services—4.3%
*	Gogo, Inc.	651,620	8,816
*	QuinStreet, Inc.	267,785	4,871
*	Ziff Davis Inc	86,593	9,600
*	ZipRecruiter, Inc.	290,440	7,244
			30,531
	Energy—4.2%
	Cameco Corporation	474,910	10,358
*	Denbury, Inc.	92,979	7,121
*	Green Plains, Inc.	205,670	7,149
	Whitecap Resources, Inc.	923,850	5,488
			30,116
	Financials—3.3%
*	Encore Capital Group, Inc.	152,113	9,448
*	Open Lending Corporation	175,007	3,934
	PacWest Bancorp	219,990	9,937
			23,319
	Real Estate—2.7%
	Colliers International Group, Inc.	69,938	10,396
	FirstService Corporation	43,427	8,532
			18,928

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	23

Small Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Materials—2.2%
*	Century Aluminum Co.	365,079	$6,045
	Orion Engineered Carbons S.A.†	528,697	9,707
			15,752
	Total Common Stocks—98.0% (cost $520,355)		695,733

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $2,303, collateralized by U.S. Treasury Bond, 2.875%, due 11/15/46, valued at $2,349.	$2,303	2,303
	Total Repurchase Agreement—0.3% (cost $2,303)		2,303
	Total Investments—98.3% (cost $522,658)		698,036
	Cash and other assets, less liabilities—1.7%		12,042
	Net assets—100.0%		$710,078

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

24	Annual Report	December 31, 2021

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

William Heaphy, CFA Gary Merwitz

During the calendar year ended December 31, 2021, the Small Cap Value Fund changed its fiscal year end from October 31 to December 31 and is reporting results for a shortened fiscal period from November 1, 2021 to December 31, 2021. During this two-month period, the Small Cap Value Fund (Class I shares) (the “Fund”) posted a 4.31% increase. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”) increased 0.52%.

For the two-month period the Fund’s relative outperformance was driven by the combination of strong stock selection and style observations given its higher quality biases compared to the Index. From a style perspective, the value indices witnessed a pronounced shift in investor preference for higher quality stocks with cheaper valuations which provided the Fund with a tailwind in the period.

At the sector level, the Fund’s Health Care holdings, were the largest contributor to relative performance in the period. A lack of exposure to the Biotechnology subsector was a major contributor to this result, but several of the Fund’s Health Care holdings posted significant positive returns, including health care supplier Lantheus Holdings. During the period the Fund’s Consumer Discretionary investments were another source of relative outperformance. The surge in the Fund’s homebuilder stocks was a major driver of this strength. While we still believe new home demand will remain healthy in 2022, given that we are entering a central bank tightening cycle we have tempered our valuation expectations for the group and thus reduced our exposure to this industry. Nevertheless, with falling unemployment, rising wages and surging net worth, we believe that the U.S. consumer is still well positioned despite inflationary pressures thus our overweight of the sector continues.

Conversely, the Fund’s Real Estate holdings performed poorly in the period and were a detractor from relative performance. As the Omicron variant of the coronavirus spiked, the market rotated back into companies that benefited from the surge in online commerce that occurred during the 2020 lockdowns. The Fund’s holding in Empire State Realty, which generates substantial income from its tourist reliant observatory, underperformed in the period. We expect these dynamics to reverse once the current spike in coronavirus cases subsides.

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

December 31, 2021	William Blair Funds	25

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	2-Month Period(b)	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	4.24%	—%	—%	—%	—%	8.59%
Class I	4.31	29.49	18.86	10.33	13.03	—
Class R6	4.33	—	—	—	—	8.77
Russell 2000®
Value Index	0.52	28.27	17.99	9.07	12.03	7.39

(a)	Since inception is for the period from July 17, 2021 (Commencement of Operations) to December 31, 2021.
(b)	For the period from November 1, 2021 to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

26	Annual Report	December 31, 2021

Small Cap Value Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—21.4%
	Ameris Bancorp	408,786	$20,308
	Argo Group International Holdings, Ltd.† .	447,327	25,994
	Atlantic Union Bankshares Corporation	556,827	20,764
	Banc of California, Inc.	1,120,286	21,980
	Berkshire Hills Bancorp, Inc.	724,800	20,606
	Compass Diversified Holdings	731,440	22,367
	ConnectOne Bancorp, Inc.	902,924	29,535
	Dime Community Bancshares, Inc.	639,816	22,496
	Eastern Bankshares, Inc.	1,125,554	22,702
	Enterprise Financial Services Corporation .	421,984	19,871
	First Bancorp	401,457	18,355
	First Merchants Corporation	498,629	20,888
	MGIC Investment Corporation	1,419,547	20,470
	Pacific Premier Bancorp, Inc.	523,063	20,938
	PJT Partners, Inc.	300,812	22,287
*	PRA Group, Inc.	575,405	28,891
	Seacoast Banking Corporation of Florida	585,875	20,734
	Simmons First National Corporation	697,149	20,622
*	Texas Capital Bancshares, Inc.	388,196	23,389
	Veritex Holdings, Inc.	508,660	20,235
			443,432
	Industrials—18.6%
	ABM Industries, Inc.	490,823	20,050
	Albany International Corporation	260,480	23,040
	Astec Industries, Inc.	231,793	16,056
	Brady Corporation	211,752	11,413
*	CBIZ, Inc.	602,658	23,576
	Deluxe Corporation	625,391	20,081
	GrafTech International, Ltd.	1,849,081	21,875
	Granite Construction, Inc.	472,699	18,294
*	Great Lakes Dredge & Dock Corporation	1,321,261	20,770
*	Harsco Corporation	1,066,483	17,821
	Hillenbrand, Inc.	454,968	23,654
*	Hub Group, Inc.	303,302	25,550
	ICF International, Inc.	223,189	22,888
	Kaman Corporation	469,977	20,280
*	KAR Auction Services, Inc.	1,285,907	20,086
	Marten Transport, Ltd.	928,554	15,934
	MillerKnoll, Inc.	530,172	20,777
*	PGT Innovations, Inc.	361,894	8,139
*	SP Plus Corporation	476,894	13,458
	Werner Enterprises, Inc.	422,310	20,127
			383,869
	Information Technology—14.8%
	Advanced Energy Industries, Inc.	169,984	15,479
	AudioCodes, Ltd.†	341,187	11,853
	Belden, Inc.	521,158	34,256
	Benchmark Electronics, Inc.	742,503	20,122
*	Cognyte Software, Ltd.†	980,824	15,370
*	Conduent, Inc.	3,304,446	17,646
	CSG Systems International, Inc.	404,727	23,320
*	Knowles Corporation	1,024,556	23,923
	Kulicke & Soffa Industries, Inc.	325,000	19,675
	Methode Electronics, Inc.	521,671	25,651
*	NetScout Systems, Inc.	687,802	22,752
	Progress Software Corporation	497,428	24,011

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	Tower Semiconductor, Ltd.†	818,210	$32,467
*	Verint Systems, Inc.	384,849	20,208
			306,733
	Consumer Discretionary—12.6%
*	Adient plc†	437,069	20,927
*	Bloomin’ Brands, Inc.	1,089,616	22,860
	Cracker Barrel Old Country Store, Inc.	134,370	17,285
*	Designer Brands, Inc.	1,730,347	24,588
*	El Pollo Loco Holdings, Inc.	790,397	11,216
	La-Z-Boy, Inc.	389,817	14,154
	Oxford Industries, Inc.	295,908	30,041
	Standard Motor Products, Inc.	510,645	26,753
*	Taylor Morrison Home Corporation	587,557	20,541
*	Tri Pointe Homes, Inc.	746,678	20,825
*	Universal Electronics, Inc.	328,523	13,387
*	Urban Outfitters, Inc.	510,755	14,996
	Winnebago Industries, Inc.	303,554	22,742
			260,315
	Real Estate—7.7%
	Brandywine Realty Trust	997,111	13,381
	CatchMark Timber Trust, Inc.	1,248,675	10,876
	Empire State Realty Trust, Inc.	1,575,955	14,026
	Four Corners Property Trust, Inc.	559,742	16,462
	Kite Realty Group Trust	1,210,857	26,372
	Pebblebrook Hotel Trust	726,463	16,251
	Physicians Realty Trust	797,795	15,023
	Retail Opportunity Investments Corporation	416,329	8,160
*	Sunstone Hotel Investors, Inc.	1,307,303	15,335
	UMH Properties, Inc.	848,742	23,196
			159,082
	Health Care—6.4%
*	ANI Pharmaceuticals, Inc.	229,821	10,590
*	Hanger, Inc.	877,581	15,911
*	Lantheus Holdings, Inc.	1,117,220	32,276
*	ModivCare, Inc.	128,863	19,109
*	NextGen Healthcare, Inc.	568,063	10,106
*	NuVasive, Inc.	73,081	3,835
	Owens & Minor, Inc.	534,549	23,253
	The Ensign Group, Inc.	211,721	17,776
			132,856
	Materials—5.8%
	Greif, Inc.	313,730	18,940
	Kaiser Aluminum Corporation	202,682	19,040
	Materion Corporation	277,024	25,469
	Minerals Technologies, Inc.	247,981	18,140
	Myers Industries, Inc.	863,472	17,278
*	Orion Engineered Carbons S.A.†	1,185,561	21,767
			120,634
	Consumer Staples—5.0%
	Cal-Maine Foods, Inc.	519,931	19,232
*	Central Garden & Pet Co.	384,838	18,414
	Edgewell Personal Care Co.	487,993	22,306
*	Landec Corporation	195,741	2,173

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	27

Small Cap Value Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Staples—(continued)
	Spectrum Brands Holdings, Inc.	232,556	$23,656
*	TreeHouse Foods, Inc.	459,046	18,605
			104,386
	Energy—2.5%
*	Dril-Quip, Inc.	485,194	9,548
*	Earthstone Energy, Inc.	825,844	9,035
*	Expro Group Holdings N.V.†	536,245	7,695
	Matador Resources Co.	695,115	25,664
			51,942
	Communication Services—2.0%
	John Wiley & Sons, Inc.	417,907	23,934
	Telephone and Data Systems, Inc.	831,023	16,745
			40,679
	Utilities—1.6%
	NorthWestern Corporation	299,472	17,118
	Spire, Inc.	248,110	16,182
			33,300
	Total Common Stocks—98.4% (cost $1,605,480)		2,037,228

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $34,495, collateralized by U.S. Treasury Bond, 2.875% - 3.125%, due 08/15/44 - 11/15/46, valued at $35,185.	$34,495	34,495
	Total Repurchase Agreement—1.7% (cost $34,495)		34,495
	Total Investments—100.1% (cost $1,639,975)		2,071,723
	Liabilities, plus cash and other assets—(0.1)%		(2,325)
	Net assets—100.0%		$2,069,398

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

28	Annual Report	December 31, 2021

Global Markets Review and Outlook

Global equities advanced in the fourth quarter of 2021 to close out a strong calendar year despite heightened concerns surrounding rising coronavirus cases, higher inflation, and global supply chain disruptions (the MSCI ACWI IMI gained +6.10% for the quarter and +18.22% for the year). Volatility picked up in December as the new and highly infectious Omicron variant weighed on investor sentiment. Developed markets meaningfully outperformed emerging markets driven by strength within the US and weakness within China.

US equities rallied +9.25% for the quarter and +25.62% for the year (as measured by the MSCI USA IMI index) as strong corporate earnings overshadowed a slowdown in economic activity. A handful of mega-cap technology companies that have remained resilient throughout the pandemic accounted for a significant portion of equity market outperformance. Investor sentiment was further bolstered as President Biden signed the long awaited $1.2 trillion bipartisan infrastructure bill into law. The bill emphasizes the need to upgrade roads and bridges in the US, while also seeking to address climate change. From a monetary policy perspective, the U.S. Federal Reserve Bank announced an accelerated taper pace amid higher than expected inflation. Specifically, the central bank will double the pace at which it tapers bond purchases to $30 billion a month and projected three quarter-point interest rate increases in 2022, another three in 2023, and two more in 2024.

European equities advanced +5.24% for the quarter and +16.13% for the year (as measured by the MSCI Europe IMI Index) even as several major countries reintroduced lockdown measures amid a spike in new coronavirus cases. Austria took a stricter stance as the country reimposed a full lockdown for three weeks and announced a legal requirement for the population over the age of 14 to be vaccinated by February 2022. In Germany, coalition talks concluded, and Olaf Scholz of the German Social Democrats will become the country’s next chancellor, replacing Angela Merkel.

Emerging markets declined -0.98% for the quarter and -0.28% for the year (as measured by the MSCI Emerging Markets IMI Index) primarily due to weakness within China, Russia, and Turkey. Chinese equities declined in the fourth quarter to close out an egregious year of underperformance relative to global equities (-6.15% for the quarter and -21.21% for the year, as measured by the MSCI China IMI Index). In Turkey, the Lira plunged in the fourth quarter as the central bank cut its key interest rates for a third time to boost economic growth despite rising inflation. Conversely, Taiwan remained resilient (+9.16% for the quarter and +27.71% for year, as measured by the MSCI Taiwan IMI Index) primarily due to strength within semiconductor related names.

December 31, 2021	William Blair Funds	29

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn, CFA Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Global Leaders Fund (Class N shares) (the “Fund”) posted a 16.55% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI (net) (the “Index”), increased 18.22%.

Full year underperformance versus the Index was primarily driven by an underweight allocation to Energy coupled with negative stock selection within the Information Technology and Industrials sectors. Within Information Technology, decisions not to own NVIDIA and Apple were the largest source of relative underperformance. A position in PayPal, within Information Technology, also detracted from performance after the company reported softer third quarter revenue and lowered guidance for 2022. PayPal is a leading online payments company in the US.

Industrials stock selection was hampered primarily by Nihon M&A Center Holdings. Nihon M&A Center is a high-quality Japanese growth company that provides advisory services to small and midsize businesses facing succession-oriented challenges, which is common given Japan’s aging demographics. The share price softened in the fourth quarter following news of potential accounting irregularities regarding the attribution period of sales at subsidiary Nihon M&A Center Inc. The company has decided to conduct an internal investigation covering the period of last five years, enlisting the cooperation of outside experts.

Partially offsetting these effects was positive stock selection within the Health Care and Communication Services sectors. Within Health Care, Novo Nordisk bolstered performance. Novo Nordisk is the world leader in insulin and diabetes care and sells other pharmaceuticals such as hormones and treatments for bleeding disorders.

Alphabet, within Communication Services, was also positive. Our thesis for Alphabet is premised on the stability and sustained leadership (85%+ global share) of core Google Search, where attractive underlying profitability enables continued investment in the existing ecosystem and earlier-stage adjacencies. With stability in the core business and opportunities for profit enhancement in adjacencies intact, we believe valuation is attractive and fundamental durability is as strong as ever.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

30	Annual Report	December 31, 2021

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	16.55%	26.34%	19.25%	13.84%	—%
Class I	16.78	26.66	19.55	14.15	—
Class R6	16.90	26.74	19.62	—	13.76
MSCI ACW IMI (net)	18.22	20.20	14.12	11.84	11.26

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	31

Global Leaders Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—51.4%
	Canada—1.3%
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	4,872	$1,907
	United States—50.1%
*	Adobe, Inc. (Software)	3,116	1,767
*	Align Technology, Inc. (Health care equipment & supplies)	2,177	1,431
*	Alphabet, Inc. Class “A” (Interactive Media & Services)	1,554	4,502
*	Amazon.com, Inc. (Internet & direct marketing retail)	1,095	3,651
*	Autodesk, Inc. (Software)	6,944	1,953
	BlackRock, Inc. (Capital markets)	2,247	2,057
*	Charles River Laboratories International, Inc. (Life sciences tools & services)	6,580	2,479
*	CoStar Group, Inc. (Professional services)	19,603	1,549
	Ecolab, Inc. (Chemicals)	5,353	1,256
*	Edwards Lifesciences Corporation (Health care equipment & supplies)	14,938	1,935
	Fidelity National Information Services, Inc. (IT services)	7,406	808
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	3,098	2,040
	Intercontinental Exchange, Inc. (Capital markets)	14,499	1,983
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	4,824	1,733
	Mastercard, Inc. Class “A” (IT services)	10,112	3,634
*	Meta Platforms, Inc. Class “A” (Interactive Media & Services)	9,933	3,341
	Microsoft Corporation (Software)	14,335	4,821
	NextEra Energy, Inc. (Electric utilities)	18,836	1,759
	NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	13,887	2,315
*	PayPal Holdings, Inc. (IT services)	10,161	1,916
	Prologis, Inc. (Equity REIT)	9,309	1,567
	Roper Technologies, Inc. (Industrial conglomerates)	3,333	1,639
*	salesforce.com, Inc. (Software)	12,018	3,054
*	Synopsys, Inc. (Software)	5,963	2,197
	The Estee Lauder Cos., Inc. Class “A” (Personal products)	5,800	2,147
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	3,784	2,525
*	Ulta Beauty, Inc. (Specialty retail)	5,435	2,241
	Union Pacific Corporation (Road & rail)	9,524	2,400
	UnitedHealth Group, Inc. (Health care providers & services)	4,740	2,380
*	Veeva Systems, Inc. Class “A” (Health care technology)	2,944	752
*	Workday, Inc. Class “A” (Software)	7,734	2,113
	Zoetis, Inc. (Pharmaceuticals)	8,648	2,110
			72,055

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—23.3%
	Denmark—3.2%
	DSV A/S (Air freight & logistics)	9,732	$2,276
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	20,676	2,326
			4,602
	France—3.8%
*	Airbus SE (Aerospace & defense)	23,825	3,048
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	2,910	2,408
			5,456
	Germany—3.9%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	63,777	2,960
	MTU Aero Engines AG (Aerospace & defense)	8,634	1,763
	Rational AG (Machinery)	867	889
			5,612
	Ireland—2.4%
*	Aptiv plc (Auto components)†	12,733	2,100
*	Ryanair Holdings plc—ADR (Airlines)	13,540	1,386
			3,486
	Netherlands—1.4%
*	Adyen N.V. (IT services)	748	1,969
	Sweden—5.4%
	Atlas Copco AB Class “A” (Machinery)	39,337	2,725
	Evolution AB (Hotels, restaurants & leisure)	5,116	728
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	191,364	3,042
	Indutrade AB (Machinery)	40,723	1,249
			7,744
	Switzerland—3.2%
	Lonza Group AG (Life sciences tools & services)	2,726	2,278
	Partners Group Holding AG (Capital markets)	1,383	2,296
			4,574

	Emerging Asia—6.5%
	China—1.8%
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	47,300	909
	Tencent Holdings, Ltd. (Interactive Media & Services)	29,900	1,752
			2,661
	India—2.5%
	HDFC Bank, Ltd.—ADR (Banks)	27,378	1,781
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	56,015	1,785
			3,566
	Taiwan—2.2%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	26,139	3,145

See accompanying Notes to Financial Statements.

32	Annual Report	December 31, 2021

Global Leaders Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—5.7%
	Australia—3.9%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	65,719	$2,083
*	Atlassian Corporation plc Class “A” (Software)†	5,952	2,270
	CSL, Ltd. (Biotechnology)	6,235	1,319
			5,672
	Hong Kong—1.2%
	AIA Group, Ltd. (Insurance)	164,400	1,657
	New Zealand—0.6%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	38,151	856

	United Kingdom—4.4%
*	Compass Group plc (Hotels, restaurants & leisure)	116,559	2,605
	Experian plc (Professional services)	40,350	1,983
	Halma plc (Electronic equipment, instruments & components)	15,208	659
	Rentokil Initial plc (Commercial services & supplies)	141,189	1,116
			6,363

	Japan—4.2%
	Daikin Industries, Ltd. (Building products)	7,700	1,747
	Keyence Corporation (Electronic equipment, instruments & components)	3,300	2,074
	Nihon M&A Center Holdings, Inc. (Professional services)	56,400	1,383
	SMC Corporation (Machinery)	1,200	809
			6,013

	Emerging Latin America—1.9%
	Argentina—1.9%
*	Globant S.A. (IT services)†	5,592	1,756
*	MercadoLibre, Inc. (Internet & direct marketing retail)	777	1,047
			2,803
	Total Common Stocks—97.4% (cost $71,505)		140,141

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $3,694, collateralized by U.S. Treasury Bond, 3.125%, due 08/15/44, valued at $3,768	$3,694	$3,694
Total Repurchase Agreement—2.6% (cost $3,694)		3,694
Total Investments—100.0% (cost $75,199)		143,835
Liabilities, plus cash and other assets—(0.0)%		(53)
Net assets—100.0%		$143,782

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	28.7%
Industrials	18.5%
Health Care	17.2%
Consumer Discretionary	15.7%
Financials	7.0%
Communication Services	6.8%
Consumer Staples	1.5%
Energy	1.3%
Utilities	1.3%
Real Estate	1.1%
Materials	0.9%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	62.4%
Euro	9.3%
Swedish Krona	5.5%
British Pound Sterling	4.5%
Japanese Yen	4.3%
Danish Krone	3.3%
Swiss Franc	3.3%
Hong Kong Dollar	3.1%
Australian Dollar	2.4%
Indian Rupee	1.3%
All Other Currencies	0.6%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	33

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Alaina Anderson, CFA

The William Blair International Leaders Fund (Class N shares) (the “Fund”) posted a 9.93% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 8.53%.

Outperformance versus the Index was driven by a combination of allocation and stock selection effects. An overweight to Developed Europe, coupled with above average stock selection within the Health Care and Industrials sectors drove relative returns for the year.

Within Health Care, Straumann drove relative returns. Straumann is a global leader in esthetic dentistry. The categories that the company participates in –implants, clear aligners, and digital dentistry– are growing well above global dental market rates. Straumann is taking significant market share with its existing portfolio of implants, which we expect to continue. Additionally, the company is investing in technology and expanding capacity to make clear aligners a second long-term growth pillar.

Ashtead was the leading source of outperformance within the Industrials sector. Ashtead is a rental company offering a broad range of construction and industrial equipment from general tools to specialty equipment. The company operates under the Sunbelt brand in the US, Canada, and the UK.

Kingspan was also a strong performer within the Industrials sector. The company has developed differentiated technology within the building materials industry that should continue to gain market share globally given the strong value proposition it offers customers. Profits climbed higher during the period despite a significant increase in raw materials costs, indicating, in our view, that customers desire the product and the total value equation provided, not just the price versus competitor products.

Partially offsetting these effects was below average stock selection within the Energy and Consumer Discretionary sectors. Within the Energy sector, Neste was the largest source of underperformance. Neste is the world’s largest producer of renewable diesel and jet fuel refined from waste and residues. Returns fell in 2021 as capital expenditures remains elevated as the company continues to build additional capacity. Stripping out shorter-term fluctuations in profitability, we believe Neste’s competitive advantages remain strong. In our view, it continues to innovate around the use of lower quality feedstocks, and the total addressable market should continue to expand given the favorable backdrop for carbon reduction solutions.

Within Consumer Discretionary, TAL Education detracted from relative results. TAL Education is an after-school tutoring services provider based in China. It boasted a strong brand and significant growth opportunities before the government restructured the industry, significantly reducing profits for the company. The stock declined amid these regulatory changes as the government sought to reduce the tutoring burden for children and costs for parents. We sold the position as a result.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

34	Annual Report	December 31, 2021

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	9.93%	22.26%	15.64%	11.46%
Class I(a)	10.17	22.54	15.95	11.73
MSCI ACW Ex-U.S. IMI (net)(a)	8.53	13.62	9.83	7.24
Class R6(b)	10.22	22.62	16.01	11.83
MSCI ACW Ex-U.S. IMI (net)(b)	8.53	13.62	9.83	6.98

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2021.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	35

International Leaders Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—55.3%
	Denmark—6.7%
	Chr Hansen Holding A/S (Chemicals)	108,923	$8,594
	Coloplast A/S Class “B” (Health care equipment & supplies)	109,768	19,342
	DSV A/S (Air freight & logistics)	78,615	18,384
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	263,534	29,654
	Orsted A/S (Electric utilities)	93,071	11,900
			87,874
	Finland—1.1%
	Neste Oyj (Oil, gas & consumable fuels)	290,614	14,346
	France—12.6%
*	Airbus SE (Aerospace & defense)	289,756	37,066
	L’Oreal S.A. (Personal products)	45,772	21,728
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	54,766	45,329
	Safran S.A. (Aerospace & defense)	212,145	26,003
	Sartorius Stedim Biotech (Life sciences tools & services)	34,658	19,035
	Teleperformance (Professional services)	33,801	15,085
			164,246
	Germany—3.7%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	664,581	30,840
	Rational AG (Machinery)	17,273	17,707
			48,547
	Ireland—4.9%
*	ICON plc (Life sciences tools & services)†	59,488	18,424
	Kingspan Group plc (Building products)	231,593	27,685
*	Ryanair Holdings plc—ADR (Airlines)	180,896	18,511
			64,620
	Israel—0.8%
*	Wix.com, Ltd. (IT services)†	69,241	10,925
	Netherlands—4.7%
*	Adyen N.V. (IT services)	9,812	25,822
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	43,646	35,116
			60,938
	Norway—1.3%
	TOMRA Systems ASA (Commercial services & supplies)	231,117	16,560
	Spain—1.7%
*	Amadeus IT Group S.A. (IT services)	326,927	22,198
	Sweden—7.9%
	Atlas Copco AB Class “A” (Machinery)	426,804	29,558
	EQT AB (Capital markets)	228,132	12,446
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	1,880,998	29,903
	Indutrade AB (Machinery)	419,403	12,866
	Nibe Industrier AB Class “B” (Building products)	1,203,795	18,218
			102,991

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—9.9%
	Lonza Group AG (Life sciences tools & services)	40,354	$33,729
	Partners Group Holding AG (Capital markets)	16,647	27,632
	Sika AG (Chemicals)	54,320	22,665
	Straumann Holding AG (Health care equipment & supplies)	21,067	44,784
			128,810

	United Kingdom—12.7%
	Ashtead Group plc (Trading companies & distributors)	389,857	31,355
*	Compass Group plc (Hotels, restaurants & leisure)	707,215	15,804
	Experian plc (Professional services)	539,640	26,529
	Halma plc (Electronic equipment, instruments & components)	328,837	14,243
	London Stock Exchange Group plc (Capital markets)	198,277	18,599
	Rentokil Initial plc (Commercial services & supplies)	1,743,649	13,783
	Segro plc (Equity REIT)	1,175,189	22,850
	Spirax-Sarco Engineering plc (Machinery)	79,215	17,209
*	Trainline plc (Hotels, restaurants & leisure)	1,308,328	4,941
			165,313

	Emerging Asia—12.1%
	China—4.3%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	1,011,556	15,425
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	516,872	8,524
	Tencent Holdings, Ltd. (Interactive Media & Services)	391,600	22,941
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	856,500	10,166
			57,056
	India—4.2%
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	679,296	23,641
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	970,380	30,918
			54,559
	Indonesia—0.9%
*	Sea, Ltd.—ADR (Entertainment)	51,362	11,490
	Taiwan—2.7%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,595,000	35,455

	Japan—8.8%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	241,000	5,177
	Daikin Industries, Ltd. (Building products)	104,600	23,724

See accompanying Notes to Financial Statements.

36	Annual Report	December 31, 2021

International Leaders Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Japan—(continued)
	Hoya Corporation (Health care equipment & supplies)	154,700	$23,011
	Keyence Corporation (Electronic equipment, instruments & components)	49,000	30,789
	M3, Inc. (Health care technology)	95,800	4,825
	Nihon M&A Center Holdings, Inc. (Professional services)	400,400	9,819
	SMC Corporation (Machinery)	26,500	17,875
			115,220

	Asia—5.2%
	Australia—3.1%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	745,572	23,634
*	Atlassian Corporation plc Class “A” (Software)†	43,813	16,706
			40,340
	Hong Kong—1.4%
	AIA Group, Ltd. (Insurance)	1,841,600	18,563
	New Zealand—0.7%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	406,310	9,117

	Canada—3.4%
	Canadian National Railway Co. (Road & rail)	233,936	28,735
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	40,245	15,754
			44,489

	Emerging Latin America—1.0%
	Argentina—1.0%
*	MercadoLibre, Inc. (Internet & direct marketing retail)	9,482	12,786
	Total Common Stocks—98.5% (cost $859,902)		1,286,443

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $21,283, collateralized by U.S. Treasury Bond, 1.875%, due 02/15/41, valued at $21,709	$21,283	21,283
	Total Repurchase Agreement—1.6% (cost $21,283)		21,283
	Total Investments—100.1% (cost $881,185)		1,307,726
	Liabilities, plus cash and other assets—(0.1)%		(996)
	Net assets—100.0%		$1,306,730

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	31.6%
Information Technology	19.6%
Health Care	16.9%
Consumer Discretionary	10.4%
Financials	7.8%
Energy	3.5%
Communication Services	2.7%
Materials	2.4%
Consumer Staples	2.4%
Real Estate	1.8%
Utilities	0.9%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.3%
British Pound Sterling	12.9%
Swiss Franc	10.0%
Japanese Yen	9.0%
U.S. Dollar	8.1%
Swedish Krona	8.0%
Danish Krone	6.8%
Hong Kong Dollar	5.2%
Indian Rupee	4.2%
New Taiwan Dollar	2.8%
Canadian Dollar	2.2%
Australian Dollar	1.8%
Norwegian Krone	1.3%
All Other Currencies	1.4%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	37

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Andrew Siepker, CFA

The William Blair International Growth Fund (Class N shares) (the “Fund”) posted an 8.68% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 8.53%.

Full year outperformance versus the Index was driven by a combination of allocation and stock selection effects. An overweight to Developed Europe, coupled with above average stock selection within the Industrials and Health Care sectors drove relative returns for the period.

DSV Panalpina, a leading logistics company based in Denmark, was the leading source of outperformance within the Industrials sector. Following a path of steady organic growth and regular M&A, DSV is now one of the largest air and sea freight forwarders in the world. Its asset light business model allows it to generate high levels of return on invested capital with minimal ongoing capex needs that in turn powers market share gains and rising free cash flow.

Within Health Care, Straumann drove relative returns. Straumann is a global leader in esthetic dentistry. The categories that the company participates in –implants, clear aligners, and digital dentistry– are growing well above global dental market rates. Straumann is taking significant market share with its existing portfolio of implants, which we expect to continue. Additionally, the company is investing in technology and expanding capacity to make clear aligners a second long-term growth pillar.

Partially offsetting outperformance was below average stock selection within the Energy sector coupled with an underweight and below above average stock selection within the Financials sector.

Within Energy, Neste was the largest source of underperformance. Neste is the world’s largest producer of renewable diesel and jet fuel refined from waste and residues. Returns fell in 2021 as capital expenditures remains elevated as the company continues to build additional capacity. Stripping out shorter-term fluctuations in profitability, we believe Neste’s competitive advantages remain strong. In our view, it continues to innovate around the use of lower quality feedstocks, and the total addressable market should continue to expand given the favorable backdrop for carbon reduction-solutions.

Ping An Insurance Group, a leading life insurance company within China, weighed on relative returns as stock performance was held back by negative sentiment towards Chinese equities due to increased regulation and the property market slowdown. Ping An is the largest insurance company by market cap globally and the leading life insurance company in China, which we believe will be the largest market (by size and growth) for life insurance over the next decade.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

38	Annual Report	December 31, 2021

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	8.68%	23.06%	14.56%	10.49%	—%
Class I	9.01	23.42	14.90	10.82	—
Class R6	9.09	—	—	—	19.56
MSCI ACW Ex-U.S. IMI (net)	8.53	13.62	9.83	7.57	10.14

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	39

International Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—48.5%
	Belgium—0.3%
	Warehouses De Pauw CVA (Equity REIT)	149,957	$7,201
	Denmark—3.9%
	Chr Hansen Holding A/S (Chemicals)	60,079	4,740
	Coloplast A/S Class “B” (Health care equipment & supplies)	52,335	9,222
	DSV A/S (Air freight & logistics)	161,106	37,674
*	Genmab A/S (Biotechnology)	33,049	13,306
	Netcompany Group A/S (Software)	45,868	4,947
	Orsted A/S (Electric utilities)	75,563	9,662
	Royal Unibrew A/S (Beverages)	34,758	3,923
			83,474
	Finland—0.7%
	Neste Oyj (Oil, gas & consumable fuels)	315,613	15,580
	France—10.7%
*	Airbus SE (Aerospace & defense)	275,833	35,285
	Dassault Systemes SE (Software)	345,536	20,578
	Hermes International (Textiles, apparel & luxury goods)	7,222	12,629
	Kering S.A. (Textiles, apparel & luxury goods)	32,380	26,060
	L’Oreal S.A. (Personal products)	48,340	22,947
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	44,487	36,822
	Safran S.A. (Aerospace & defense)	169,347	20,757
	Sartorius Stedim Biotech (Life sciences tools & services)	30,415	16,704
	Teleperformance (Professional services)	64,549	28,808
*	Worldline S.A. (IT services)	128,377	7,163
			227,753
	Germany—5.3%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	49,486	10,414
	CompuGroup Medical SE & Co. KgaA (Health care technology)	52,130	4,223
*	CTS Eventim AG & Co. KGaA (Entertainment)	105,296	7,716
*	HelloFresh SE (Food & staples retailing)	124,292	9,557
*	Hypoport SE (Diversified financial services)	5,785	3,366
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	521,785	24,214
	KION Group AG (Machinery)	76,121	8,361
	MTU Aero Engines AG (Aerospace & defense)	110,832	22,637
	Nemetschek SE (Software)	44,274	5,686
	Puma SE (Textiles, apparel & luxury goods)	132,637	16,233
			112,407

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—2.6%
*	ICON plc (Life sciences tools & services)†	71,795	$22,235
	Kingspan Group plc (Building products)	158,593	18,959
*	Ryanair Holdings plc—ADR (Airlines)	134,530	13,766
			54,960
	Israel—1.0%
*	Inmode, Ltd. (Health care equipment & supplies)†	92,143	6,503
*	Nice, Ltd.—ADR (Software)	23,606	7,167
*	Wix.com, Ltd. (IT services)†	41,998	6,627
			20,297
	Italy—0.8%
	Amplifon SpA (Health care providers & services)	112,576	6,081
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	66,186	4,574
	Moncler SpA (Textiles, apparel & luxury goods)	80,724	5,884
			16,539
	Luxembourg—1.0%
	Eurofins Scientific SE (Life sciences tools & services)	124,241	15,390
	Tenaris S.A. (Energy equipment & services)	434,332	4,554
			19,944
	Netherlands—4.3%
*	Adyen N.V. (IT services)	9,205	24,224
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	60,089	48,346
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	40,144	3,429
	Euronext N.V. (Capital markets)	64,477	6,699
	IMCD N.V. (Trading companies & distributors)	35,243	7,812
			90,510
	Norway—0.7%
*	AutoStore Holdings, Ltd. (Machinery)	667,950	2,638
	TOMRA Systems ASA (Commercial services & supplies)	159,074	11,398
			14,036
	Spain—1.5%
*	Amadeus IT Group S.A. (IT services)	356,919	24,235
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	318,840	7,949
			32,184

See accompanying Notes to Financial Statements.

40	Annual Report	December 31, 2021

International Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—7.9%
	AddTech AB Class “B” (Trading companies & distributors)	198,465	$4,744
	Atlas Copco AB Class “A” (Machinery)	575,706	39,871
	Beijer Ref AB (Trading companies & distributors)	292,518	6,406
*	BICO Group AB (Life sciences tools & services)	93,226	2,866
	EQT AB (Capital markets)	225,710	12,314
	Evolution AB (Hotels, restaurants & leisure)	108,827	15,490
*	Hemnet Group AB (Interactive Media & Services)	155,560	2,880
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	1,593,895	25,339
	Indutrade AB (Machinery)	317,223	9,731
	Investment AB Latour Class “B” (Industrial conglomerates)	194,761	7,947
	Lifco AB Class “B” (Industrial conglomerates)	258,747	7,751
	Nibe Industrier AB Class “B” (Building products)	788,165	11,928
	Nolato AB Class “B” (Industrial conglomerates)	437,326	5,222
	Sweco AB Class “B” (Construction & engineering)	197,438	3,719
	Thule Group AB (Leisure products)	87,920	5,332
	Vitrolife AB (Biotechnology)	112,044	6,944
			168,484
	Switzerland—7.8%
	Bachem Holding AG Class “B” (Life sciences tools & services)	5,112	4,017
	Belimo Holding AG (Building products)	8,499	5,410
	Lonza Group AG (Life sciences tools & services)	36,512	30,518
	Partners Group Holding AG (Capital markets)	16,482	27,359
	Siegfried Holding AG (Life sciences tools & services)	5,409	5,280
	SIG Combibloc Group AG (Containers & packaging)	247,915	6,927
	Sika AG (Chemicals)	94,943	39,615
	Softwareone Holding AG (Electronic equipment, instruments & components) .	122,538	2,657
	Straumann Holding AG (Health care equipment & supplies)	11,354	24,136
	Tecan Group AG (Life sciences tools & services)	12,596	7,679
	VAT Group AG (Machinery)	20,983	10,464
*	Zur Rose Group AG (Food & staples retailing)	8,417	2,175
			166,237

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—18.1%
	China—7.1%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	679,112	$4,505
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	909,884	13,874
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,176,700	4,961
	Chacha Food Co., Ltd. Class “A” (Food products)	372,142	3,583
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	342,265	5,645
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	298,270	5,981
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	264,300	9,287
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,731,500	18,953
	NAURA Technology Group Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	142,413	7,754
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,169,500	15,622
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	141,299	4,618
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	103,850	6,205
	Silergy Corporation (Semiconductors & semiconductor equipment)	27,000	4,904
	Tencent Holdings, Ltd. (Interactive Media & Services)	383,500	22,466
*	Weimob, Inc. (Software)	1,203,000	1,217
	WuXi AppTec Co., Ltd. Class “A” (Life sciences tools & services)	278,936	5,190
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	1,325,000	15,727
			150,492
	India—4.4%
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	55,507	3,752
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	685,171	4,027
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	126,985	6,519
	Havells India, Ltd. (Electrical equipment) .	262,791	4,928
	HDFC Bank, Ltd. (Banks)	1,015,925	20,241
	Info Edge India, Ltd. (Interactive Media & Services)	56,401	4,221
*	InterGlobe Aviation, Ltd. (Airlines)	252,112	6,832
	Pidilite Industries, Ltd. (Chemicals)	127,617	4,228
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	1,071,915	34,154
	Voltas, Ltd. (Construction & engineering)	219,961	3,610
			92,512

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	41

International Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—1.9%
	Bank Central Asia Tbk PT (Banks)	51,627,100	$26,443
*	Sea, Ltd.—ADR (Entertainment)	66,057	14,778
			41,221
	South Korea—0.9%
	Kakao Corporation (Interactive Media & Services)	110,456	10,453
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	17,518	9,653
			20,106
	Taiwan—3.7%
	Airtac International Group (Machinery)	116,713	4,303
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	55,000	3,618
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	125,000	4,012
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	661,000	28,431
	momo.com, Inc. (Internet & direct marketing retail)	65,000	3,818
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	277,503	33,386
			77,568
	Thailand—0.1%
	Carabao Group PCL Class “F” (Beverages)	637,100	2,279

	United Kingdom—12.1%
	3i Group plc (Capital markets)	425,833	8,352
	Ashtead Group plc (Trading companies & distributors)	502,269	40,396
	AVEVA Group plc (Software)	122,505	5,644
	Big Yellow Group plc (Equity REIT)	228,819	5,287
*	Ceres Power Holdings plc (Electrical equipment)	161,737	2,181
*	Compass Group plc (Hotels, restaurants & leisure)	1,081,076	24,159
	Croda International plc (Chemicals)	160,234	21,949
	CVS Group plc (Health care providers & services)	130,407	3,954
	Diploma plc (Trading companies & distributors)	114,299	5,220
	Experian plc (Professional services)	427,965	21,039
	Halma plc (Electronic equipment, instruments & components)	413,349	17,904
	Intermediate Capital Group plc (Capital markets)	329,523	9,786
	Intertek Group plc (Professional services) .	99,120	7,553
	London Stock Exchange Group plc (Capital markets)	176,658	16,571
	Renishaw plc (Electronic equipment, instruments & components)	48,840	3,160

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Rentokil Initial plc (Commercial services & supplies)	1,642,517	$12,984
	Rotork plc (Machinery)	1,630,705	7,884
	Segro plc (Equity REIT)	834,238	16,221
	Softcat plc (IT services)	166,720	4,071
	Spirax-Sarco Engineering plc (Machinery) .	74,675	16,223
*	Trainline plc (Hotels, restaurants & leisure)	480,989	1,816
*	Trustpilot Group plc (Interactive Media & Services)	870,264	3,856
			256,210

	Japan—10.1%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	227,600	4,889
*	BASE, Inc. (IT services)	209,100	1,120
	Benefit One, Inc. (Professional services)	154,500	6,628
*	Bengo4.com, Inc. (Interactive Media & Services)	27,000	1,429
	Daikin Industries, Ltd. (Building products)	98,800	22,409
	Disco Corporation (Semiconductors & semiconductor equipment)	9,800	2,995
	Food & Life Cos., Ltd. (Hotels, restaurants & leisure)	117,300	4,436
	GMO Payment Gateway, Inc. (IT services)	39,500	4,928
	Harmonic Drive Systems, Inc. (Machinery)	65,300	2,759
	Hoya Corporation (Health care equipment & supplies)	108,700	16,168
	Keyence Corporation (Electronic equipment, instruments & components)	42,600	26,768
	M3, Inc. (Health care technology)	164,300	8,274
	MISUMI Group, Inc. (Machinery)	167,600	6,877
	MonotaRO Co., Ltd. (Trading companies & distributors)	299,600	5,399
	Nihon M&A Center Holdings, Inc. (Professional services)	340,900	8,360
	Olympus Corporation (Health care equipment & supplies)	980,100	22,575
	Omron Corporation (Electronic equipment, instruments & components)	183,800	18,311
	Rakus Co., Ltd. (Software)	174,400	4,700
*	SHIFT, Inc. (IT services)	26,200	5,435
	SMC Corporation (Machinery)	33,400	22,529
	SMS Co., Ltd. (Professional services)	80,000	3,151
	TechnoPro Holdings, Inc. (Professional services)	204,900	6,217
	TIS, Inc. (IT services)	279,600	8,325
			214,682

See accompanying Notes to Financial Statements.

42	Annual Report	December 31, 2021

International Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Canada—3.4%
*	Canada Goose Holdings, Inc. (Textiles, apparel & luxury goods)	130,233	$4,826
	Canadian National Railway Co. (Road & rail)	292,659	35,949
	Enghouse Systems, Ltd. (Software)	53,254	2,039
*	Kinaxis, Inc. (Software)	37,936	5,318
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	44,653	17,479
*	Nuvei Corporation (IT services)	55,654	3,608
	Toromont Industries, Ltd. (Trading companies & distributors)	40,324	3,646
			72,865
	Asia—3.2%
	Australia—1.8%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	362,506	11,491
*	Atlassian Corporation plc Class “A” (Software)†	51,643	19,691
	Netwealth Group, Ltd. (Capital markets)	265,930	3,423
	Pro Medicus, Ltd. (Health care technology)	87,711	3,984
			38,589
	Hong Kong—1.4%
	AIA Group, Ltd. (Insurance)	2,939,600	29,632

	Emerging Latin America—1.7%
	Argentina—0.9%
*	Globant S.A. (IT services)†	24,959	7,839
*	MercadoLibre, Inc. (Internet & direct marketing retail)	8,026	10,822
			18,661
	Brazil—0.5%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	2,081,100	4,162
*	Locaweb Servicos de Internet S.A. (IT services)	1,331,193	3,145
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	295,100	3,198
			10,505
	Mexico—0.2%
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	20,682	4,264
	Uruguay—0.1%
*	Dlocal, Ltd. (IT services)†	81,154	2,896

	Emerging Europe—0.6%
	Poland—0.2%
*	Allegro.eu S.A. (Internet & direct marketing retail)	364,919	3,519
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Europe—(continued)
	Russia—0.4%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	146,744	$8,878
	Total Common Stocks—97.7% (cost $1,160,495)		2,074,485

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $47,785, collateralized by U.S. Treasury Note, 2.875%, due 11/15/46, valued at $48,740	$47,785	47,785
	Total Repurchase Agreement—2.3% (cost $47,785)		47,785
	Total Investments—100.0% (cost $1,208,280)		2,122,270
	Cash and other assets, less liabilities—0.0%		627
	Net assets—100.0%		$2,122,897

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	43

International Growth Fund

Portfolio of Investments, December 31, 2021

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	28.4%
Information Technology	21.5%
Health Care	14.3%
Consumer Discretionary	12.1%
Financials	8.9%
Materials	3.7%
Communication Services	3.7%
Consumer Staples	2.6%
Energy	2.6%
Real Estate	1.4%
Utilities	0.8%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	26.1%
British Pound Sterling	12.4%
Japanese Yen	10.4%
U.S. Dollar	8.7%
Swedish Krona	8.1%
Swiss Franc	8.0%
Hong Kong Dollar	6.1%
Indian Rupee	4.5%
Danish Krone	4.0%
Canadian Dollar	2.4%
New Taiwan Dollar	2.4%
Chinese Yuan Renminbi	2.3%
Indonesian Rupiah	1.3%
All Other Currencies	3.3%
Total	100.0%

See accompanying Notes to Financial Statements.

44	Annual Report	December 31, 2021

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney Andrew Siepker, CFA

The William Blair Institutional International Growth Fund (the “Fund”) posted a 9.39% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), increased 8.53%.

Full year outperformance versus the Index was driven by a combination of allocation and stock selection effects. An overweight to Developed Europe, coupled with above average stock selection within the Industrials and Health Care sectors drove relative returns for the period.

DSV Panalpina, a leading logistics company based in Denmark, was the leading source of outperformance within the Industrials sector. Following a path of steady organic growth and regular M&A, DSV is now one of the largest air and sea freight forwarders in the world. Its asset light business model allows it to generate high levels of return on invested capital with minimal ongoing capex needs that in turn powers market share gains and rising free cash flow.

Within Health Care, Straumann drove relative returns. Straumann is a global leader in esthetic dentistry. The categories that the company participates in –implants, clear aligners, and digital dentistry– are growing well above global dental market rates. Straumann is taking significant market share with its existing portfolio of implants, which we expect to continue. Additionally, the company is investing in technology and expanding capacity to make clear aligners a second long-term growth pillar.

Partially offsetting outperformance was below average stock selection within the Energy sector coupled with an underweight and below above average stock selection within the Financials sector.

Within Energy, Neste was the largest source of underperformance. Neste is the world’s largest producer of renewable diesel and jet fuel refined from waste and residues. Returns fell in 2021 as capital expenditures remains elevated as the company continues to build additional capacity. Stripping out shorter-term fluctuations in profitability, we believe Neste’s competitive advantages remain strong. In our view, it continues to innovate around the use of lower quality feedstocks, and the total addressable market should continue to expand given the favorable backdrop for carbon reduction-solutions.

Ping An Insurance Group, a leading life insurance company within China, weighed on relative returns as stock performance was held back by negative sentiment towards Chinese equities due to increased regulation and the property market slowdown. Ping An is the largest insurance company by market cap globally and the leading life insurance company in China, which we believe will be the largest market (by size and growth) for life insurance over the next decade.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

December 31, 2021	William Blair Funds	45

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	9.39%	23.74%	15.15%	11.01%
MSCI ACW Ex-U.S. IMI (net)	8.53	13.62	9.83	7.57

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

46	Annual Report	December 31, 2021

Institutional International Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—48.6%
	Belgium—0.3%
	Warehouses De Pauw CVA (Equity REIT) .	90,641	$4,353
	Denmark—3.9%
	Chr Hansen Holding A/S (Chemicals)	36,314	2,866
	Coloplast A/S Class “B” (Health care equipment & supplies)	31,634	5,574
	DSV A/S (Air freight & logistics)	97,380	22,772
*	Genmab A/S (Biotechnology)	19,976	8,043
	Netcompany Group A/S (Software)	27,725	2,990
	Orsted A/S (Electric utilities)	45,674	5,840
	Royal Unibrew A/S (Beverages)	21,009	2,371
			50,456
	Finland—0.7%
	Neste Oyj (Oil, gas & consumable fuels)	190,771	9,418
	France—10.7%
*	Airbus SE (Aerospace & defense)	166,726	21,328
	Dassault Systemes SE (Software)	208,857	12,438
	Hermes International (Textiles, apparel & luxury goods)	4,365	7,633
	Kering S.A. (Textiles, apparel & luxury goods)	19,572	15,752
	L’Oreal S.A. (Personal products)	29,219	13,870
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	26,890	22,257
	Safran S.A. (Aerospace & defense)	102,361	12,546
	Sartorius Stedim Biotech (Life sciences tools & services)	18,384	10,097
	Teleperformance (Professional services)	39,017	17,413
*	Worldline S.A. (IT services)	77,597	4,330
			137,664
	Germany—5.3%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	29,911	6,295
	CompuGroup Medical SE & Co. KgaA (Health care technology)	31,510	2,552
*	CTS Eventim AG & Co. KGaA (Entertainment)	63,645	4,663
*	HelloFresh SE (Food & staples retailing)	75,128	5,777
*	Hypoport SE (Diversified financial services)	3,496	2,034
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	315,391	14,636
	KION Group AG (Machinery)	46,011	5,054
	MTU Aero Engines AG (Aerospace & defense)	66,992	13,683
	Nemetschek SE (Software)	26,761	3,437
	Puma SE (Textiles, apparel &luxury goods)	80,172	9,812
			67,943

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—2.6%
*	ICON plc (Life sciences tools & services)†	43,396	$13,440
	Kingspan Group plc (Building products)	95,861	11,459
*	Ryanair Holdings plc—ADR (Airlines)	81,316	8,321
			33,220
	Israel—1.0%
*	Inmode, Ltd. (Health care equipment & supplies)†	55,695	3,931
*	Nice, Ltd.—ADR (Software)	14,268	4,332
*	Wix.com, Ltd. (IT services)†	25,385	4,005
			12,268
	Italy—0.8%
	Amplifon SpA (Health care providers & services)	68,046	3,676
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	40,006	2,765
	Moncler SpA (Textiles, apparel & luxury goods)	48,793	3,556
			9,997
	Luxembourg—1.0%
	Eurofins Scientific SE (Life sciences tools & services)	75,097	9,302
	Tenaris S.A. (Energy equipment & services)	262,530	2,753
			12,055
	Netherlands—4.3%
*	Adyen N.V. (IT services)	5,564	14,642
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	36,320	29,222
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	24,265	2,073
	Euronext N.V. (Capital markets)	38,973	4,049
	IMCD N.V. (Trading companies & distributors)	21,303	4,722
			54,708
	Norway—0.7%
*	AutoStore Holdings, Ltd. (Machinery)	403,470	1,594
	TOMRA Systems ASA (Commercial services & supplies)	96,151	6,889
			8,483
	Spain—1.5%
*	Amadeus IT Group S.A. (IT services)	215,738	14,649
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	192,721	4,805
			19,454

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	47

Institutional International Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—8.0%
	AddTech AB Class “B” (Trading companies & distributors)	119,961	$2,868
	Atlas Copco AB Class “A” (Machinery)	347,983	24,099
	Beijer Ref AB (Trading companies & distributors)	176,811	3,872
*	BICO Group AB (Life sciences tools & services)	56,814	1,747
	EQT AB (Capital markets)	136,429	7,443
	Evolution AB (Hotels, restaurants & leisure)	65,780	9,363
*	Hemnet Group AB (Interactive Media & Services)	94,801	1,755
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	963,422	15,316
	Indutrade AB (Machinery)	191,744	5,882
	Investment AB Latour Class “B” (Industrial conglomerates)	117,722	4,803
	Lifco AB Class “B” (Industrial conglomerates)	155,945	4,672
	Nibe Industrier AB Class “B” (Building products)	476,403	7,210
	Nolato AB Class “B” (Industrial conglomerates)	264,340	3,156
	Sweco AB Class “B” (Construction & engineering)	119,341	2,248
	Thule Group AB (Leisure products)	53,143	3,223
	Vitrolife AB (Biotechnology)	67,725	4,197
			101,854
	Switzerland—7.8%
	Bachem Holding AG Class “B” (Life sciences tools & services)	3,090	2,428
	Belimo Holding AG (Building products)	5,040	3,208
	Lonza Group AG (Life sciences tools & services)	22,070	18,447
	Partners Group Holding AG (Capital markets)	9,962	16,536
	Siegfried Holding AG (Life sciences tools & services)	3,270	3,192
	SIG Combibloc Group AG (Containers & packaging)	149,851	4,187
	Sika AG (Chemicals)	57,388	23,945
*	Softwareone Holding AG (Electronic equipment, instruments & components)	74,677	1,619
	Straumann Holding AG (Health care equipment & supplies)	6,863	14,589
	Tecan Group AG (Life sciences tools & services)	7,613	4,641
	VAT Group AG (Machinery)	12,683	6,325
*	Zur Rose Group AG (Food & staples retailing)	5,087	1,315
			100,432

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—18.1%
	China—7.1%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	410,427	$2,723
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	550,000	8,387
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	711,200	2,998
	Chacha Food Co., Ltd. Class “A” (Food products)	224,900	2,165
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	206,912	3,412
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	180,300	3,615
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	159,750	5,614
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,046,500	11,455
	NAURA Technology Group Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	86,100	4,688
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,311,500	9,444
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	85,400	2,791
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	62,800	3,752
	Silergy Corporation (Semiconductors & semiconductor equipment)	17,000	3,088
	Tencent Holdings, Ltd. (Interactive Media & Services)	231,800	13,579
*	Weimob, Inc. (Software)	733,000	742
	WuXi AppTec Co., Ltd. Class “A” (Life sciences tools & services)	168,656	3,138
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	801,000	9,507
			91,098
	India—4.4%
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	33,551	2,268
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	414,148	2,434
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	76,755	3,940
	Havells India, Ltd. (Electrical equipment)	.158,843	2,979
	HDFC Bank, Ltd. (Banks)	614,071	12,234
	Info Edge India, Ltd. (Interactive Media & Services)	34,091	2,551
*	InterGlobe Aviation, Ltd. (Airlines)	152,388	4,130
	Pidilite Industries, Ltd. (Chemicals)	77,137	2,556
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	647,913	20,644
	Voltas, Ltd. (Construction & engineering)	.132,954	2,182
			55,918

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2021

Institutional International Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—1.9%
	Bank Central Asia Tbk PT (Banks)	31,205,730	$15,983
*	Sea, Ltd.—ADR (Entertainment)	39,928	8,933
			24,916
	South Korea—0.9%
*	Kakao Corporation (Interactive Media & Services)	66,765	6,318
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	10,589	5,835
			12,153
	Taiwan—3.7%
	Airtac International Group (Machinery)	70,204	2,588
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	33,000	2,171
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	76,000	2,439
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	400,000	17,205
	momo.com, Inc. (Internet & direct marketing retail)	39,000	2,291
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	167,735	20,180
			46,874
	Thailand—0.1%
	Carabao Group PCL Class “F” (Beverages)	388,300	1,389

	United Kingdom—12.1%
	3i Group plc (Capital markets)	257,393	5,048
	Ashtead Group plc (Trading companies & distributors)	303,594	24,417
	AVEVA Group plc (Software)	74,047	3,412
	Big Yellow Group plc (Equity REIT)	138,309	3,196
*	Ceres Power Holdings plc (Electrical equipment)	98,566	1,329
*	Compass Group plc (Hotels, restaurants & leisure)	653,451	14,603
	Croda International plc (Chemicals)	96,852	13,267
	CVS Group plc (Health care providers & services)	78,824	2,390
	Diploma plc (Trading companies & distributors)	69,088	3,155
	Experian plc (Professional services)	258,681	12,717
	Halma plc (Electronic equipment, instruments & components)	249,847	10,822
	Intermediate Capital Group plc (Capital markets)	199,179	5,915
	Intertek Group plc (Professional services) .	59,913	4,566
	London Stock Exchange Group plc (Capital markets)	106,780	10,016
	Renishaw plc (Electronic equipment, instruments & components)	29,764	1,926

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Rentokil Initial plc (Commercial services & supplies)	992,811	$7,848
	Rotork plc (Machinery)	985,672	4,765
	Segro plc (Equity REIT)	504,251	9,804
	Softcat plc (IT services)	100,773	2,461
	Spirax-Sarco Engineering plc (Machinery) .	45,137	9,806
*	Trainline plc (Hotels, restaurants & leisure)	269,251	1,017
*	Trustpilot Group plc (Interactive Media & Services)	526,027	2,331
			154,811

	Japan—10.1%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	137,600	2,956
*	BASE, Inc. (IT services)	127,400	682
	Benefit One, Inc. (Professional services)	93,400	4,007
*	Bengo4.com, Inc. (Interactive Media & Services)	16,400	868
	Daikin Industries, Ltd. (Building products)	59,700	13,541
	Disco Corporation (Semiconductors & semiconductor equipment)	5,900	1,803
	Food & Life Cos., Ltd. (Hotels, restaurants & leisure)	70,900	2,681
	GMO Payment Gateway, Inc. (IT services)	23,900	2,981
	Harmonic Drive Systems, Inc. (Machinery)	39,800	1,682
	Hoya Corporation (Health care equipment & supplies)	65,700	9,772
	Keyence Corporation (Electronic equipment, instruments & components)	25,800	16,212
	M3, Inc. (Health care technology)	99,300	5,001
	MISUMI Group, Inc. (Machinery)	101,300	4,157
	MonotaRO Co., Ltd. (Trading companies & distributors)	181,100	3,264
	Nihon M&A Center Holdings, Inc. (Professional services)	206,000	5,052
	Olympus Corporation (Health care equipment & supplies)	592,400	13,645
	Omron Corporation (Electronic equipment, instruments & components)	111,100	11,068
	Rakus Co., Ltd. (Software)	105,400	2,840
*	SHIFT, Inc. (IT services)	15,800	3,277
	SMC Corporation (Machinery)	20,200	13,625
	SMS Co., Ltd. (Professional services)	48,900	1,926
	TechnoPro Holdings, Inc. (Professional services)	123,900	3,759
	TIS, Inc. (IT services)	169,000	5,032
			129,831

	Canada—3.4%
*	Canada Goose Holdings, Inc. (Textiles, apparel & luxury goods)	78,719	2,917
	Canadian National Railway Co. (Road & rail)	176,896	21,729
	Enghouse Systems, Ltd. (Software)	32,454	1,243
*	Kinaxis, Inc. (Software)	22,930	3,214

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	49

Institutional International Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Canada—(continued)
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	26,991	$10,566
*	Nuvei Corporation (IT services)	33,631	2,180
	Toromont Industries, Ltd. (Trading companies & distributors)	24,374	2,204
			44,053

	Asia—3.2%
	Australia—1.8%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	219,115	6,946
*	Atlassian Corporation plc Class “A” (Software)†	31,215	11,902
	Netwealth Group, Ltd. (Capital markets)	160,740	2,069
	Pro Medicus, Ltd. (Health care technology)	53,017	2,408
			23,325
	Hong Kong—1.4%
	AIA Group, Ltd. (Insurance)	1,776,863	17,911

	Emerging Latin America—1.7%
	Argentina—0.9%
*	Globant S.A. (IT services)†	15,086	4,738
*	MercadoLibre, Inc. (Internet & direct marketing retail)	4,851	6,541
			11,279
	Brazil—0.5%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	1,257,900	2,516
*	Locaweb Servicos de Internet S.A. (IT services)	804,586	1,901
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	178,400	1,933
			6,350
	Mexico—0.2%
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	12,501	2,577
	Uruguay—0.1%
*	Dlocal, Ltd. (IT services)†	49,457	1,765

	Emerging Europe—0.6%
	Poland—0.2%
*	Allegro.eu S.A. (Internet & direct marketing retail)	220,574	2,128
	Russia—0.4%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	88,699	5,366
	Total Common Stocks—97.8% (cost $701,950)		1,254,049

Issuer	Principal Amount	Value

Common Stocks—(continued)

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $29,470, collateralized by U.S. Treasury Bond, 3.125%, due 08/15/44, valued at $30,059.	$29,470	$29,470
Total Repurchase Agreement—2.3% (cost $29,470)		29,470
Total Investments—100.1% (cost $731,420)		1,283,519
Liabilities, plus cash and other assets—(0.1)%		(1,676)
Net assets—100.0%		$1,281,843

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	28.4%
Information Technology	21.5%
Health Care	14.3%
Consumer Discretionary	12.1%
Financials	8.9%
Materials	3.7%
Communication Services	3.7%
Consumer Staples	2.6%
Energy	2.6%
Real Estate	1.4%
Utilities	0.8%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the⭧following currency categories (as a percentage of long-term investments):

Euro	26.1%
British Pound Sterling	12.4%
Japanese Yen	10.4%
U.S. Dollar	8.7%
Swedish Krona	8.1%
Swiss Franc	8.0%
Hong Kong Dollar	6.1%
Indian Rupee	4.5%
Danish Krone	4.0%
Canadian Dollar	2.4%
New Taiwan Dollar	2.4%
Chinese Yuan Renminbi	2.3%
Indonesian Rupiah	1.3%
All Other Currencies	3.3%
Total	100.0%

See accompanying Notes to Financial Statements.

50	Annual Report	December 31, 2021

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn, CFA D.J. Neiman, CFA

The William Blair International Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 10.87% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), increased 12.93%.

Calendar year underperformance versus the Index was primarily driven by a combination of allocation and stock selection effects. The negative impact of overweighting within Health Care coupled with weaker stock selection within the Information Technology and Utilities sectors were the primary factors. Information Technology weakness was primarily due to the Japanese e-commerce company Base. Base is a Japanese e-commerce enablement platform that helps small businesses create and manage online webshops quickly and easily. The share price declined on softer revenue growth as a function of the economy reopening, post Olympics, and tougher comps.

Utilities stock selection was also negative primarily due to Solaria Energia y Medio Ambiente. Solaria is a solar photovoltaic (PV) power generation company that benefits from the significant increase in solar PV installations in Spain. We exited our position in Solaria given the rising difficulty in meeting aggressive capacity additions, one of the stock’s key performance indicators.

Partially offsetting these negative effects was positive stock selection within the health Care and Industrials sectors. Health Care stock selection was also strong primarily due to Vitrolife. Specializing in invitro fertilization treatments and technology, Vitrolife represents a unique opportunity to participate in the early development of a highly innovative life science tools company that targets a large and attractive market that the company expects to grow 5-10% annually over the long-term.

Strong stock selection within Industrials was primarily driven by Addtech. Addtech is a differentiated distributor and manufacturer of technical products for a wide variety of Industrial end-markets. The company has well-diversified end markets that continue deliver impressive sales and earnings growth through a combination of consistent organic growth and strategic acquisitions. The share price strengthened as component shortages have led to increased demand which management believes will start to taper as supply chains normalize.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

December 31, 2021	William Blair Funds	51

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year
Class N	10.87%	24.05%	13.76%	10.74%
Class I	11.17	24.40	14.10	11.06
Class R6	11.27	24.53	14.21	11.20
MSCI ACW Ex-U.S. Small Cap Index (net)	12.93	16.45	11.21	9.46

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

52	Annual Report	December 31, 2021

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—44.4%
	Belgium—2.5%
	Melexis N.V. (Semiconductors & semiconductor equipment)	49,994	$5,965
	Warehouses De Pauw CVA (Equity REIT)	80,013	3,842
			9,807
	Finland—1.0%
*	Musti Group Oyj (Specialty retail)	106,106	3,740
	Germany—3.1%
	CompuGroup Medical SE & Co. KgaA (Health care technology)	35,709	2,892
*	CTS Eventim AG & Co. KGaA (Entertainment)	37,447	2,744
*	Hypoport SE (Diversified financial services)	7,413	4,313
*	Westwing Group AG (Internet & direct marketing retail)	85,606	2,158
			12,107
	Israel—2.4%
*	Inmode, Ltd. (Health care equipment & supplies)†	115,797	8,173
*	NEOGAMES S.A. (Hotels, restaurants & leisure)†	38,770	1,077
			9,250
	Italy—2.8%
	Amplifon SpA (Health care providers & services)	57,886	3,127
*	Ariston Holding N.V. (Household durables)	191,694	2,213
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	38,693	2,674
	Carel Industries SpA (Building products)	86,411	2,617
			10,631
	Netherlands—0.5%
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	23,175	1,979
	Norway—1.8%
*	AutoStore Holdings, Ltd. (Machinery)	424,116	1,675
	TOMRA Systems ASA (Commercial services & supplies)	72,312	5,182
			6,857
	Spain—0.8%
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	118,085	2,944
	Sweden—23.9%
	AddTech AB Class “B” (Trading companies & distributors)	330,630	7,903
	Arjo AB Class “B” (Health care equipment & supplies)	531,351	6,515
	Beijer Ref AB (Trading companies & distributors)	414,100	9,069

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
*	BICO Group AB (Life sciences tools & services)	108,233	$3,328
	Biotage AB (Life sciences tools & services)	146,955	4,261
	Fortnox AB (Software)	44,937	2,909
*	Hemnet Group AB (Interactive Media & Services)	141,368	2,617
	Investment AB Latour Class “B” (Industrial conglomerates)	204,722	8,353
	Lagercrantz Group AB Class “B” (Electronic equipment, instruments & components)	217,121	3,198
	Lifco AB Class “B” (Industrial conglomerates)	252,370	7,560
	MIPS AB (Leisure products)	83,742	11,001
	Nolato AB Class “B” (Industrial conglomerates)	507,817	6,064
*	Sdiptech AB Class “B” (Commercial services & supplies)	94,916	4,953
	Sweco AB Class “B” (Construction & engineering)	295,447	5,565
	Vitrolife AB (Biotechnology)	133,843	8,295
			91,591
	Switzerland—5.6%
	Belimo Holding AG (Building products)	7,181	4,571
	Kardex Holding AG (Machinery)	20,053	6,602
*	Siegfried Holding AG (Life sciences tools & services)	4,566	4,457
*	Softwareone Holding AG (Electronic equipment, instruments & components)	148,754	3,226
*	Zur Rose Group AG (Food & staples retailing)	9,941	2,569
			21,425

	Japan—15.6%
*	BASE, Inc. (IT services)	229,600	1,230
	BayCurrent Consulting, Inc. (Professional services)	14,500	5,610
	Benefit One, Inc. (Professional services)	197,600	8,477
*	Bengo4.com, Inc. (Interactive Media & Services)	36,300	1,922
	Food & Life Cos., Ltd. (Hotels, restaurants & leisure)	133,000	5,030
	Harmonic Drive Systems, Inc. (Machinery)	58,400	2,467
*	Hennge KK (IT services)	68,200	1,149
	Japan Elevator Service Holdings Co., Ltd. (Commercial services & supplies)	195,800	3,656
	JINS Holdings, Inc. (Specialty retail)	67,800	4,132
*	Plaid, Inc. (Software)	82,500	1,531
	Rakus Co., Ltd. (Software)	201,600	5,433
*	SHIFT, Inc. (IT services)	26,300	5,455
	SMS Co., Ltd. (Professional services)	169,000	6,655
	TechnoPro Holdings, Inc. (Professional services)	226,500	6,872
			59,619

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	53

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—14.3%
	China—2.1%
	Chacha Food Co., Ltd. Class “A” (Food products)	356,100	$3,429
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	53,462	1,713
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	91,244	2,982
			8,124
	India—6.3%
*	Aavas Financiers, Ltd. (Thrifts & mortgage finance)	88,256	3,087
*	Affle India, Ltd. (Media)	97,252	1,476
*	AU Small Finance Bank, Ltd. (Banks)	371,752	5,197
	IndiaMart InterMesh, Ltd. (Trading companies & distributors)	18,498	1,611
	Indian Energy Exchange Ltd. (Capital markets)	838,002	2,850
	Info Edge India, Ltd. (Interactive Media & Services)	44,017	3,294
	Motherson Sumi Systems, Ltd. (Auto components)	2,242,908	6,683
			24,198
	Indonesia—0.5%
	Ace Hardware Indonesia Tbk PT (Specialty retail)	23,099,400	2,074
	Malaysia—0.5%
	MR DIY Group M Bhd (Specialty retail)	2,148,500	1,862
	South Korea—1.1%
*	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	210,745	4,202
	Taiwan—3.8%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	46,000	5,927
	momo.com, Inc. (Internet & direct marketing retail)	60,800	3,571
	Voltronic Power Technology Corporation (Electrical equipment)	87,451	4,884
			14,382

	United Kingdom—14.1%
	AVEVA Group plc (Software)	36,273	1,671
*	Beazley plc (Insurance)	540,262	3,410
	Burford Capital, Ltd. (Diversified financial services)	194,451	2,029
*	Ceres Power Holdings plc (Electrical equipment)	37,583	507
	CVS Group plc (Health care providers & services)	114,778	3,480
	Diploma plc (Trading companies & distributors)	88,749	4,053
	dotdigital group plc (Software)	833,079	2,230
	Ideagen plc (Software)	685,002	2,550

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	IntegraFin Holdings plc (Capital markets)	686,308	$5,207
*	Moonpig Group plc (Internet & direct marketing retail)	138,502	703
	Renishaw plc (Electronic equipment, instruments & components)	38,523	2,492
	Rotork plc (Machinery)	790,047	3,820
	Safestore Holdings plc (Equity REIT)	488,361	9,314
	Softcat plc (IT services)	271,512	6,630
*	Trainline plc (Hotels, restaurants & leisure)	397,153	1,500
*	Trustpilot Group plc (Interactive Media & Services)	995,931	4,414
			54,010

	Emerging Latin America—3.8%
	Brazil—2.2%
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	207,600	2,861
*	Locaweb Servicos de Internet S.A. (IT services)	335,200	792
	Pet Center Comercio e Participacoes S.A. (Specialty retail)	867,092	2,548
	TOTVS S.A. (Software)	444,900	2,288
			8,489
	Mexico—1.6%
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	918,700	6,174

	Canada—2.3%
*	Canada Goose Holdings, Inc. (Textiles, apparel & luxury goods)	48,964	1,815
	Enghouse Systems, Ltd. (Software)	69,378	2,656
*	Kinaxis, Inc. (Software)	30,210	4,235
			8,706

	Asia—2.2%
	Australia—2.2%
*	Nanosonics, Ltd. (Health care equipment & supplies)	408,258	1,874
	Netwealth Group, Ltd. (Capital markets)	154,710	1,991
	Pro Medicus, Ltd. (Health care technology)	99,708	4,530
			8,395

	Emerging Mid-East, Africa—1.7%
	South Africa—1.0%
	Clicks Group, Ltd. (Food & staples retailing)	203,019	4,020
	United Arab Emirates—0.7%
*	Network International Holdings plc (IT services)	669,359	2,646
	Total Common Stocks—98.4% (cost $288,368)		377,232

See accompanying Notes to Financial Statements.

54	Annual Report	December 31, 2021

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $6,117, collateralized by U.S. Treasury Bond, 3.125%, due 08/15/44, valued at $6,239.	$6,117	$6,117
Total Repurchase Agreement—1.6% (cost $6,117)		6,117
Total Investments—100.0% (cost $294,485)		383,349
Cash and other assets, less liabilities—0.0%		162
Net assets—100.0%		$383,511

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	33.1%
Information Technology	18.7%
Consumer Discretionary	15.2%
Health Care	13.5%
Financials	7.4%
Communication Services	4.4%
Real Estate	3.5%
Consumer Staples	3.4%
Utilities	0.8%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Swedish Krona	24.3%
Japanese Yen	15.8%
British Pound Sterling	15.0%
Euro	10.9%
Indian Rupee	6.4%
Swiss Franc	5.7%
New Taiwan Dollar	3.8%
U.S. Dollar	2.9%
Brazilian Real	2.3%
Australian Dollar	2.2%
Chinese Yuan Renminbi	2.2%
Canadian Dollar	1.8%
Norwegian Krone	1.8%
Mexican Peso	1.6%
South Korean Won	1.1%
South African Rand	1.1%
All Other Currencies	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	55

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Kenneth J. McAtamney Hugo Scott-Gall

The William Blair Emerging Markets Leaders Fund (Class N shares) (the “Fund”) posted a 7.69% decrease, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), decreased 2.54%.

Calendar year underperformance versus the Index was primarily driven by a combination of allocation and stock selection effects. An overweight allocation to Communication Services and an underweight allocation to Materials, coupled with below-average stock selection within Financials and Consumer Discretionary. Within Financials, Ping An Insurance Group hampered relative returns. The share price weakened throughout the year amid China property concerns, regulatory tightening, and continued weakness in its life business. Alibaba, within Consumer Discretionary, also hurt relative returns due to regulatory crackdown and weaker macroeconomic backdrop affecting fundamental performance and investor sentiment.

Partially offsetting these effects was positive stock selection within Materials and Industrials. Within Materials, Upl propelled positive performance. The Indian agrochemical company outperformed amid robust volume growth, favorable agriculture commodity prices and an encouraging growth outlook. The company continues to gain market share amid increased product innovation and strong execution. Headhunter, the leading online job classifieds company in Russia, aided performance within Industrials. The stock climbed as the company posted exponential growth amid persistent labor supply shortage in Russia driving strong demand for Headhunter services and pricing power.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

56	Annual Report	December 31, 2021

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year
Class N	(7.69)%	14.55%	11.87%	6.36%
Class I	(7.48)	14.84	12.15	6.65
Class R6	(7.35)	14.91	12.23	6.74
MSCI Emerging Markets Index (net)	(2.54)	10.94	9.87	5.49

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	57

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—70.3%
	China—20.7%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	521,986	$3,463
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	1,174,328	17,907
	China Tourism Group Duty Free Corporation, Ltd. Class “A” (Specialty retail)	193,856	6,674
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	478,001	7,883
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	21,859	7,031
	Midea Group Co., Ltd. Class “A” (Household durables)	720,700	8,346
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,017,500	7,327
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	195,200	3,753
	Tencent Holdings, Ltd. (Interactive Media & Services)	415,900	24,364
	TravelSky Technology, Ltd. Class “H” (IT services)	2,760,000	4,644
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	99,300	6,811
	Total China		98,203
	India—22.8%
	Asian Paints, Ltd. (Chemicals)	141,827	6,457
	Bajaj Finance, Ltd. (Consumer finance)	65,199	6,112
	Britannia Industries, Ltd. (Food products)	119,877	5,828
	Havells India, Ltd. (Electrical equipment)	291,690	5,470
	HDFC Bank, Ltd. (Banks)	614,720	12,247
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	214,905	7,479
	Infosys, Ltd. (IT services)	637,535	16,235
*	InterGlobe Aviation, Ltd. (Airlines)	279,240	7,567
	Motherson Sumi Systems, Ltd. (Auto components)	3,215,871	9,582
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	635,674	20,254
	UPL, Ltd. (Chemicals)	1,055,429	10,634
			107,865
	Indonesia—3.4%
	Bank Central Asia Tbk PT (Banks)	21,429,100	10,976
*	Sea, Ltd.—ADR (Entertainment)	22,944	5,133
			16,109
	South Korea—8.0%
*	Coupang, Inc. (Internet & direct marketing retail)	167,331	4,916
	Douzone Bizon Co., Ltd. (Software)	77,501	4,759
*	Kakao Corporation (Interactive Media & Services)	69,137	6,543
*	KakaoBank Corporation (Banks)	72,892	3,618
	LG Household & Health Care, Ltd. (Personal products)	8,526	7,868
	NAVER Corporation (Interactive Media & Services)	31,191	9,931
			37,635

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—15.4%
	Airtac International Group (Machinery)	131,000	$4,830
	E.Sun Financial Holding Co., Ltd. (Banks)	5,401,267	5,476
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	79,000	6,253
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	351,000	15,097
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	343,585	41,337
			72,993

	Emerging Latin America—18.9%
	Argentina—5.8%
*	Globant S.A. (IT services)†	38,958	12,236
*	MercadoLibre, Inc. (Internet & direct marketing retail)	11,243	15,160
			27,396
	Brazil—6.6%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	3,022,400	6,045
*	Locaweb Servicos de Internet S.A. (IT services)	1,392,200	3,289
	Raia Drogasil S.A. (Food & staples retailing)	722,300	3,151
*	Rumo S.A. (Road & rail)	2,924,900	9,326
	TOTVS S.A. (Software)	1,013,100	5,209
	WEG S.A. (Electrical equipment)	749,300	4,437
			31,457
	Mexico—5.0%
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	929,700	12,840
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	2,894,000	10,773
			23,613
	Peru—0.9%
	Credicorp, Ltd. (Banks)†	34,488	4,210
	Uruguay—0.6%
*	Dlocal, Ltd. (IT services)†	84,774	3,026

	Emerging Europe, Mid-East, Africa—9.7%
	Poland—0.9%
*	Allegro.eu S.A. (Internet & direct marketing retail)	428,755	4,135
	Russia—4.0%
	HeadHunter Group plc—ADR (Professional services)	183,540	9,377
*	Yandex N.V. Class “A” (Interactive Media & Services)†	161,420	9,766
			19,143
	South Africa—3.8%
	Capitec Bank Holdings, Ltd. (Banks)	88,570	11,338
	Clicks Group, Ltd. (Food & staples retailing)	335,209	6,637
			17,975

See accompanying Notes to Financial Statements.

58	Annual Report	December 31, 2021

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—1.0%
*	Network International Holdings plc (IT services)	1,131,599	$4,476
	Total Common Stocks—98.9% (cost $428,088)		468,236

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $11,053, collateralized by U.S. Treasury Bond, 1.875%, due 02/15/41, valued at $11,274.	$11,053	11,053
	Total Repurchase Agreement—2.3% (cost $11,053)		11,053
	Total Investments—101.2% (cost $439,141)		479,289
	Liabilities, plus cash and other assets—(1.2)%		(5,604)
	Net assets—100.0%		$473,685

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	24.9%
Financials	16.0%
Consumer Discretionary	15.1%
Communication Services	11.9%
Industrials	11.5%
Consumer Staples	10.5%
Energy	4.3%
Materials	3.6%
Health Care	2.2%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	23.0%
U.S. Dollar	22.5%
Hong Kong Dollar	12.4%
Chinese Yuan Renminbi	8.6%
South Korean Won	7.0%
New Taiwan Dollar	6.8%
Brazilian Real	6.7%
Mexican Peso	5.0%
South African Rand	3.8%
Indonesian Rupiah	2.4%
All Other Currencies	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	59

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA Vivian Lin Thurston, CFA

The William Blair Emerging Markets Growth Fund (Class N shares) (the “Fund”) posted a 2.97% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), decreased 0.28%.

Full calendar year outperformance versus the Index was primarily driven by strong stock selection across most sectors, especially in Information Technology, Health Care and Materials. Within Information Technology, semiconductor holdings bolstered results. In addition to Mediatek and Aspeed, Silergy was also a key contributor to relative results in 2021. Silergy is the market leader in China for analog semiconductors and remains a localization beneficiary. The company delivered strong results, with robust sales growth and margin expansion, as it continues to benefit from structural growth in demand from automobile, cloud, and 5G end-markets as well as localization trend. Within Health Care, Apollo Hospital helped relative performance. Apollo is one of the leading private hospital operators in India. We believe it has competitive advantage in terms of economies of scale, strong brand positioning, capital requirements, learning curve advantage and favorable locations. Within Materials, SRF, a leader in specialty chemicals, technical textiles, and packaging films in India, was a source of outperformance. The company is benefiting from an improved global agrochemical cycle and growing import substitution as a result of disruptions in China.

Partially offsetting these effects was an underweight allocation to Materials and Energy, coupled with negative stock selection within Industrials where InPost was particularly detrimental. InPost provides delivery services through its network of automated parcel machines as well as to-door couriers and fulfillment services to e-commerce merchants. Investor sentiment was hampered by management’s surprising guidance downgrade amid weakening e-commerce trends. Stock selection within Consumer Staples also detracted to relative returns. Foshan Haitian Flavouring & Food Co Ltd, the Chinese seasoning company lagged amid weaker-than-expected consumption demand, raw material price increases, and sales disruption due to irrational price competition from bulk grocery delivery services.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

60	Annual Report	December 31, 2021

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year
Class N	2.97%	22.75%	16.58%	8.88%
Class I	3.25	23.07	16.88	9.16
R6 Class	3.37	23.17	17.00	9.30
MSCI Emerging Markets IMI (net)	(0.28)	11.57	10.06	5.71

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	61

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—86.1%
	China—22.1%
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	381,000	$5,712
	Bank of Ningbo Co., Ltd. Class “A” (Banks)	852,400	5,120
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	905,500	3,818
	China Meidong Auto Holdings, Ltd. (Specialty retail)	952,000	4,908
	China Merchants Bank Co., Ltd. Class “H” (Banks)	1,877,000	14,575
	China Tourism Group Duty Free Corporation, Ltd. Class “A” (Specialty retail)	75,658	2,605
	Contemporary Amperex Technology Co., Ltd. Class “A” (Electrical equipment)	241,200	22,253
	East Money Information Co., Ltd. Class “A” (Capital markets)	912,500	5,313
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	354,550	12,459
*	Kingdee International Software Group Co., Ltd. (Software)	626,000	1,927
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,156,500	12,659
*	Meituan Class “B” (Internet & direct marketing retail)	230,400	6,660
	NAURA Technology Group Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	59,600	3,245
	NetEase, Inc. (Entertainment)	224,100	4,527
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	85,600	2,798
	Shenzhen Inovance Technology Co., Ltd. Class “A” (Machinery)	692,064	7,449
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	313,000	6,017
	Silergy Corporation (Semiconductors & semiconductor equipment)	135,000	24,519
	Sungrow Power Supply Co., Ltd. Class “A” (Electrical equipment)	196,993	4,507
	Suzhou Maxwell Technologies Co., Ltd. Class “A” (Electrical equipment)	46,392	4,675
	Tencent Holdings, Ltd. (Interactive Media & Services)	561,160	32,874
	Wuliangye Yibin Co., Ltd. Class “A” (Beverages)	135,094	4,720
	WuXi AppTec Co., Ltd. Class “H” (Life sciences tools & services)	411,560	7,125
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	793,500	9,418
	Wuxi Lead Intelligent Equipment Co., Ltd. Class “A” (Electronic equipment, instruments & components)	420,905	4,911
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	63,029	4,323

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	443,490	$4,836
	Zhongsheng Group Holdings, Ltd. (Specialty retail)	872,000	6,799
			230,752
	India—24.0%
	Aarti Industries, Ltd. (Chemicals)	252,796	3,407
*	Affle India, Ltd. (Media)	174,909	2,654
*	Amber Enterprises India, Ltd. (Household durables)	62,829	2,808
*	APL Apollo Tubes, Ltd. (Metals & mining)	312,253	4,196
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	136,296	9,213
	Asian Paints, Ltd. (Chemicals)	172,172	7,838
	Astral Poly Technik, Ltd. (Building products)	127,410	3,922
	Atul, Ltd. (Chemicals)	21,684	2,636
	Bajaj Finance, Ltd. (Consumer finance)	88,876	8,331
	Balkrishna Industries, Ltd. (Auto components)	122,155	3,812
	Coforge, Ltd. (IT services)	64,222	5,071
	Computer Age Management Services, Ltd. (IT services)	91,778	3,299
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	686,627	4,036
	Dabur India, Ltd. (Personal products)	484,334	3,776
	Divi’s Laboratories, Ltd. (Life sciences tools & services)	85,663	5,390
	Dixon Technologies India, Ltd. (Household durables)	77,553	5,746
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	78,462	4,028
	Escorts, Ltd. (Machinery)	132,047	3,382
*	Godrej Properties, Ltd. (Real estate management & development)	125,459	3,159
	Gujarat Gas, Ltd. (Gas utilities)	275,341	2,351
	Havells India, Ltd. (Electrical equipment)	319,373	5,990
	HDFC Bank, Ltd. (Banks)	796,869	15,876
	Hindustan Unilever, Ltd. (Household products)	112,855	3,584
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	373,354	12,993
	Indian Energy Exchange Ltd. (Capital markets)	1,140,936	3,880
	Indraprastha Gas, Ltd. (Gas utilities)	355,601	2,248
	Info Edge India, Ltd. (Interactive Media & Services)	66,700	4,992
	JK Cement, Ltd. (Construction materials)	62,108	2,816
	Kajaria Ceramics, Ltd. (Building products)	200,153	3,460

See accompanying Notes to Financial Statements.

62	Annual Report	December 31, 2021

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Larsen & Toubro Infotech, Ltd. (IT services)	58,782	$5,800
	Metropolis Healthcare, Ltd. (Health care providers & services)	69,467	3,216
	Minda Industries, Ltd. (Auto components)	152,548	2,504
	Nestle India, Ltd. (Food products)	12,274	3,251
	PI Industries, Ltd. (Chemicals)	71,518	2,917
	Pidilite Industries, Ltd. (Chemicals)	170,692	5,656
	Polycab India, Ltd. (Electrical equipment)	81,397	2,697
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	931,469	29,679
	SRF, Ltd. (Chemicals)	237,328	7,720
	Tata Consultancy Services, Ltd. (IT services)	377,572	18,997
	Tata Consumer Products, Ltd. (Food products)	341,058	3,412
	Tata Elxsi, Ltd. (Software)	68,436	5,413
	Trent, Ltd. (Multiline retail)	180,185	2,579
	UPL, Ltd. (Chemicals)	473,645	4,772
	Varun Beverages, Ltd. (Beverages)	274,126	3,253
	Voltas, Ltd. (Construction & engineering)	191,858	3,149
			249,909
	Indonesia—3.2%
	Bank Central Asia Tbk PT (Banks)	25,615,095	13,120
*	Bank Jago Tbk PT (Banks)	3,398,500	3,815
	Bank Rakyat Indonesia Persero Tbk PT (Banks)	19,022,951	5,486
*	Sea, Ltd.—ADR (Entertainment)	50,000	11,185
			33,606
	Philippines—0.3%
	International Container Terminal Services, Inc. (Transportation infrastructure)	852,800	3,345
	South Korea—12.4%
	Chunbo Co., Ltd. (Chemicals)	9,413	2,761
	Ecopro BM Co., Ltd. (Electrical equipment)	5,707	2,404
*	Hansol Chemical Co., Ltd. (Chemicals)	15,222	3,912
*	JYP Entertainment Corporation (Entertainment)	76,753	3,274
*	Kakao Corporation (Interactive Media & Services)	182,556	17,277
*	KakaoBank Corporation (Banks)	107,034	5,312
*	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	27,889	4,652
*	NAVER Corporation (Interactive Media & Services)	50,056	15,938
*	NICE Information Service Co., Ltd. (Professional services)	52,250	791
*	PI Advanced Materials Co., Ltd. (Chemicals)	65,378	3,030

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—(continued)
*	Samsung Biologics Co., Ltd. (Life sciences tools & services)	7,301	$5,546
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	813,879	53,608
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	19,336	10,654
			129,159
	Taiwan—23.3%
	Accton Technology Corporation (Communications equipment)	320,000	3,007
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	294,766	4,224
	Airtac International Group (Machinery)	60,852	2,243
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	52,000	3,421
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	105,000	13,530
	Chailease Holding Co., Ltd. (Diversified financial services)	1,405,800	13,389
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	454,000	3,282
	E.Sun Financial Holding Co., Ltd. (Banks)	7,701,646	7,808
	Elite Material Co., Ltd. (Electronic equipment, instruments & components) .	432,000	4,341
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	86,000	6,807
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	383,000	3,205
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	120,000	3,852
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	167,459	4,606
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	984,000	42,323
	momo.com, Inc. (Internet & direct marketing retail)	84,600	4,969
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	131,000	10,014
	Poya International Co., Ltd. (Multiline retail)	270	4
	Realtek Semiconductor Corporation (Semiconductors & semiconductor equipment)	425,000	8,910
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	390,000	4,003
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	931,000	20,695
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	558,267	67,165

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	63

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Voltronic Power Technology Corporation (Electrical equipment)	105,586	$5,896
	Wiwynn Corporation (Technology hardware, storage & peripherals)	113,000	4,554
			242,248
	Thailand—0.3%
	Com7 PCL Class “F” (Specialty retail)	1,382,500	3,383
	Vietnam—0.5%
	Hoa Phat Group JSC (Metals & mining)	2,512,901	5,116

	Emerging Europe, Mid-East, Africa—6.6%
	Hungary—0.9%
*	OTP Bank Nyrt (Banks)	182,480	9,336
	Kazakhstan—0.4%
	Kaspi.KZ JSC—GDR (Consumer finance)	39,051	4,530
	Kenya—0.3%
	Safaricom plc (Wireless telecommunication services)	7,825,154	2,628
	Poland—0.8%
*	Dino Polska S.A. (Food & staples retailing)	95,808	8,734
	Russia—2.7%
	TCS Group Holding plc—GDR (Banks)	175,807	14,824
	*Yandex N.V. Class “A” (Interactive Media & Services)†	226,690	13,714
			28,538
	South Africa—1.5%
	Capitec Bank Holdings, Ltd. (Banks)	86,973	11,133
	Clicks Group, Ltd. (Food & staples retailing)	202,404	4,008
			15,141

	Emerging Latin America—6.4%
	Argentina—2.3%
*	Globant S.A. (IT services)†	33,365	10,480
*	MercadoLibre, Inc. (Internet & direct marketing retail)	10,150	13,686
			24,166
	Brazil—2.5%
	Localiza Rent a Car S.A. (Road & rail)	385,200	3,665
*	Locaweb Servicos de Internet S.A. (IT services)	758,200	1,791
	Patria Investments, Ltd. Class “A” (Capital markets)†	181,749	2,944
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Pet Center Comercio e Participacoes S.A. (Specialty retail)	563,991	$1,658
	Raia Drogasil S.A. (Food & staples retailing)	1,006,600	4,391
	TOTVS S.A. (Software)	812,300	4,177
	Vinci Partners Investments, Ltd. Class “A” (Capital markets)†	204,919	2,193
	WEG S.A. (Electrical equipment)	889,740	5,268
			26,087
	Mexico—1.2%
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	3,197,000	11,901
	Uruguay—0.4%
*	Dlocal, Ltd. (IT services)†	122,715	4,380
	Total Common Stocks—99.1% (cost $729,901)		1,032,959

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $13,127, collateralized by U.S. Treasury Bond, 1.875%, due 02/15/41, valued at $13,389	$13,127	13,127
	Total Repurchase Agreement—1.3% (cost $13,127)		13,127
	Total Investments—100.4% (cost $743,028)		1,046,086
	Liabilities, plus cash and other assets—(0.4)%		(4,248)
	Net assets—100.0%		$1,041,838

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

64	Annual Report	December 31, 2021

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2021

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	36.0%
Financials	15.5%
Communication Services	10.6%
Consumer Discretionary	10.3%
Industrials	8.6%
Materials	5.5%
Consumer Staples	5.2%
Health Care	4.7%
Energy	2.9%
Utilities	0.4%
Real Estate	0.3%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	24.2%
New Taiwan Dollar	19.3%
U.S. Dollar	14.0%
South Korean Won	12.5%
Hong Kong Dollar	12.2%
Chinese Yuan Renminbi	7.8%
Indonesian Rupiah	2.2%
Brazilian Real	2.0%
South African Rand	1.5%
Mexican Peso	1.2%
All Other Currencies	3.1%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	65

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone, CFA Casey K. Preyss, CFA D.J. Neiman, CFA

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) (the “Fund”) posted a 15.23% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 18.75%.

Full year underperformance versus the Index was primarily driven by a combination of allocation and stock selection effects. An overweight allocation to Consumer Discretionary, coupled with below-average stock selection within Industrials, was particularly negative. Within Industrials, Nice Information Services and Zhejiang Dingli Machinery hampered relative returns. Nice Information Services is the largest credit bureau in South Korea. The stock weakened on decelerating operating trends and regulatory headwinds. Zhejiang Dingli Machinery, the largest supplier of aerial working platforms in China, delivered disappointing operating performance with increasing competition and an unfavorable product mix hurting margins.

Partially offsetting these effects was positive stock selection within Consumer Discretionary, coupled with an underweight allocation to Health Care. Within Consumer Discretionary, F&F Holdings and Momo.com aided in positive performance. F&F is leading manufacturer of apparel and accessories under licensed brands such as Discovery and MLB, primarily in South Korea and China. The stock was propelled by exponential MLB overseas growth in China. Momo.com is the leading Taiwanese e-commerce retail leader in price, breadth of offering, and shipping as a result of an extensive logistics and distribution build-out. Strong operating performance bolstered by robust new user and average order size growth drove the share price higher.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

66	Annual Report	December 31, 2021

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	15.23%	22.41%	14.45%	12.02%	—%
Class I	15.51	22.69	14.76	12.33	—
Class R6	15.58	22.77	14.84	—	10.34
MSCI Emerging Markets Small Cap Index (net)	18.75	16.46	11.47	7.42	6.03

(a)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2021	William Blair Funds	67

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—82.5%
	Cambodia—0.1%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	840,000	$733
	China—10.6%
	By-health Co., Ltd. Class “A” (Personal products)	504,900	2,136
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,503,105	10,553
	Chacha Food Co., Ltd. Class “A” (Food products)	591,071	5,691
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	156,617	5,019
	China Lesso Group Holdings, Ltd. (Building products)	1,254,000	1,801
	China Meidong Auto Holdings, Ltd. (Specialty retail)	960,000	4,949
	CIFI Ever Sunshine Services Group, Ltd. (Real estate management & development)	3,104,000	4,809
	Estun Automation Co., Ltd. Class “A” (Machinery)	450,800	1,835
	Jiumaojiu International Holdings, Ltd. (Hotels, restaurants & leisure)	1,328,000	2,333
	JNBY Design, Ltd. (Textiles, apparel & luxury goods)	699,000	1,112
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	343,545	11,229
*	Weimob, Inc. (Software)	1,506,000	1,524
			52,991
	India—36.2%
	Aarti Industries, Ltd. (Chemicals)	571,518	7,703
*	Aavas Financiers, Ltd. (Thrifts & mortgage finance)	70,280	2,458
*	Affle India, Ltd. (Media)	176,809	2,683
*	Amber Enterprises India, Ltd. (Household durables)	55,862	2,497
*	APL Apollo Tubes, Ltd. (Metals & mining)	380,086	5,108
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	31,075	2,101
	Astral Poly Technik, Ltd. (Building products)	274,533	8,450
	Atul, Ltd. (Chemicals)	28,790	3,500
*	AU Small Finance Bank Ltd. (Banks)	390,953	5,465
	Balkrishna Industries, Ltd. (Auto components)	79,346	2,476
	Bata India, Ltd. (Textiles, apparel & luxury goods)	84,740	2,133
	Berger Paints India, Ltd. (Chemicals)	115,323	1,198
	Cholamandalam Investment and Finance Co., Ltd. (Consumer finance)	631,107	4,417
*	Clean Science & Technology, Ltd. (Chemicals)	77,665	2,604
	Coforge, Ltd. (IT services)	37,371	2,951

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Computer Age Management Services, Ltd. (IT services)	60,483	$2,174
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	455,016	2,674
	Dixon Technologies India, Ltd. (Household durables)	73,691	5,460
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	99,116	5,088
	Endurance Technologies, Ltd. (Auto components)	58,228	1,320
	Firstsource Solutions, Ltd. (IT services)	972,955	2,395
*	Godrej Properties, Ltd. (Real estate management & development)	190,150	4,788
	Havells India, Ltd. (Electrical equipment)	182,448	3,422
	IndiaMart InterMesh Ltd. (Trading companies & distributors)	8,155	710
	Indian Energy Exchange Ltd. (Capital markets)	748,423	2,545
	JK Cement, Ltd. (Construction materials)	92,838	4,209
	Kajaria Ceramics, Ltd. (Building products)	257,886	4,458
	Kansai Nerolac Paints, Ltd. (Chemicals)	198,639	1,565
	KEC International, Ltd. (Construction & engineering)	123,816	798
	KEI Industries, Ltd. (Electrical equipment)	323,223	5,083
	Larsen & Toubro Infotech Ltd. (IT services)	73,853	7,287
	Laurus Labs Ltd. (Pharmaceuticals)	263,001	1,909
	Metropolis Healthcare, Ltd. (Health care providers & services)	93,514	4,330
	Minda Industries, Ltd. (Auto components)	87,742	1,440
	Motherson Sumi Systems, Ltd. (Auto components)	461,744	1,376
	Navin Fluorine International, Ltd. (Chemicals)	26,943	1,515
*	Oberoi Realty, Ltd. (Real estate management & development)	514,572	5,953
	PI Industries, Ltd. (Chemicals)	41,906	1,709
	Pidilite Industries, Ltd. (Chemicals)	25,569	847
	Polycab India, Ltd. (Electrical equipment)	122,961	4,074
	Radico Khaitan, Ltd. (Beverages)	512,071	8,494
	Relaxo Footwears, Ltd. (Textiles, apparel & luxury goods)	314,048	5,513
	SRF, Ltd. (Chemicals)	178,392	5,803
	Sundram Fasteners, Ltd. (Auto components)	161,800	1,974
	Tata Elxsi, Ltd. (Software)	51,445	4,069
	Trent, Ltd. (Multiline retail)	517,485	7,406
*	V-Mart Retail, Ltd. (Multiline retail)	70,826	3,553
	Varun Beverages, Ltd. (Beverages)	727,288	8,630
	Vinati Organics, Ltd. (Chemicals)	100,582	2,688
			181,003

See accompanying Notes to Financial Statements.

68	Annual Report	December 31, 2021

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—1.3%
	PT Bank Tabungan Pensiunan Nasional Syariah Tbk (Banks)	25,451,900	$6,393
	Malaysia—2.6%
	Inari Amertron Bhd (Electronic equipment, instruments & components)	8,499,700	8,161
	MR DIY Group M Bhd (Specialty retail)	3,639,800	3,154
	UWC BHD (Machinery)	1,271,100	1,895
			13,210
	Philippines—2.7%
	International Container Terminal Services, Inc. (Transportation infrastructure)	1,823,910	7,154
	Wilcon Depot, Inc. (Specialty retail)	10,647,600	6,368
			13,522
	South Korea—8.8%
	Chunbo Co., Ltd. (Chemicals)	11,626	3,409
*	Doosan Fuel Cell Co., Ltd. (Electrical equipment)	18,733	756
*	F&F Co., Ltd. (Textiles, apparel & luxury goods)	19,497	15,499
	Hansol Chemical Co., Ltd. (Chemicals)	33,791	8,684
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	49,499	8,257
*	NHN KCP Corporation (IT services)	85,136	2,174
	NICE Information Service Co., Ltd. (Professional services)	168,474	2,551
*	PI Advanced Materials Co., Ltd. (Chemicals)	58,761	2,724
			44,054
	Taiwan—17.1%
	Airtac International Group (Machinery)	67,158	2,476
	Alchip Technologies, Ltd. (Semiconductors & semiconductor equipment)	91,000	3,355
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	41,000	2,697
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	144,000	18,555
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	695,000	6,983
	eMemory Technology, Inc. (Semiconductors & semiconductor equipment)	83,000	6,570
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	333,831	9,182
	Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	436,000	3,893
	momo.com, Inc. (Internet & direct marketing retail)	116,600	6,848
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	132,000	10,091
	RichWave Technology Corporation (Semiconductors & semiconductor equipment)	22,000	217

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	745,000	$7,647
	Sporton International, Inc. (Professional services)	152,500	1,196
	Voltronic Power Technology Corporation (Electrical equipment)	100,507	5,613
			85,323
	Thailand—2.5%
	Carabao Group PCL Class “F” (Beverages)	119,800	429
	Com7 PCL Class “F” (Specialty retail)	3,635,300	8,896
	Muangthai Capital PCL (Consumer finance)	1,907,800	3,355
			12,680
	Vietnam—0.6%
	Hoa Phat Group JSC (Metals & mining)	1,420,020	2,891

	Emerging Europe, Mid-East, Africa—9.3%
	Greece—0.5%
	Terna Energy S.A. (Independent power & renewable electricity producers)	163,027	2,521
	Kenya—1.0%
	Safaricom plc (Wireless telecommunication services)	14,464,000	4,858
	Lithuania—0.1%
*	Baltic Classifieds Group plc (Interactive Media & Services)	193,444	662
	Poland—2.3%
*	Dino Polska S.A. (Food & staples retailing)	107,866	9,833
	ING Bank Slaski S.A. (Banks)	26,459	1,754
			11,587
	Romania—0.5%
	Banca Transilvania S.A. (Banks)	4,220,491	2,505
	Russia—2.7%
*	Cian plc—ADR (Interactive Media & Services)	286,509	3,533
	HeadHunter Group plc—ADR (Professional services)	171,284	8,751
	TCS Group Holding plc—GDR (Banks)	15,162	1,278
			13,562
	South Africa—1.7%
	Clicks Group, Ltd. (Food & staples retailing)	68,963	1,366
	Transaction Capital, Ltd. (Consumer finance)	2,463,431	6,961
			8,327
	United Arab Emirates—0.5%
	Abu Dhabi National Oil Co. for Distribution PJSC (Specialty retail)	2,263,312	2,631

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	69

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Emerging Latin America—8.3%
	Brazil—5.1%
*	Aeris Industria E Comercio De Equipamentos Para Geracao De Energia S.A. (Electrical equipment)	643,400	$757
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	166,400	2,293
*	Azul S.A.—ADR (Airlines)	83,835	1,107
	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household durables)	153,300	434
*	Grupo SBF S.A. (Specialty retail)	264,900	1,070
*	Infracommerce CXAAS S.A. (Interactive Media & Services)	665,600	2,091
*	Locaweb Servicos de Internet S.A. (IT services)	1,296,678	3,064
	Pet Center Comercio e Participacoes S.A. (Specialty retail)	1,588,306	4,668
*	Sequoia Logistica e Transportes S.A. (Air freight & logistics)	656,400	1,666
	TOTVS S.A. (Software)	1,612,600	8,292
			25,442
	Mexico—2.4%
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	684,299	4,599
	Grupo Aeroportuario del Sureste S.A.B. de C.V. Class “B” (Transportation infrastructure)	370,790	7,644
			12,243
	Uruguay—0.8%
*	Dlocal, Ltd. (IT services)†	107,563	3,839
	Total Common Stocks—100.1% (cost $407,007)		500,977

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $2,343, collateralized by U.S. Treasury Bond, 1.875%, due 02/15/41, valued at $2,390.	$2,343	2,343
	Total Repurchase Agreement—0.5% (cost $2,343)		2,343
	Total Investments—100.6% (cost $409,350)		503,320
	Liabilities, plus cash and other assets—(0.6)%		(2,912)
	Net assets—100.0%		$500,408

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	23.9%
Consumer Discretionary	21.5%
Industrials	17.4%
Materials	11.2%
Consumer Staples	9.5%
Financials	7.4%
Real Estate	3.1%
Communication Services	2.8%
Health Care	2.7%
Utilities	0.5%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	36.1%
New Taiwan Dollar	17.0%
South Korean Won	8.8%
Chinese Yuan Renminbi	7.3%
Brazilian Real	4.9%
U.S. Dollar	3.7%
Hong Kong Dollar	3.5%
Philippine Peso	2.7%
Malaysian Ringgit	2.6%
Thai Baht	2.5%
Mexican Peso	2.4%
Polish Zloty	2.3%
South African Rand	1.7%
Indonesian Rupiah	1.3%
All Other Currencies	3.2%
Total	100.0%

See accompanying Notes to Financial Statements.

70	Annual Report	December 31, 2021

China Growth Fund

The China Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Vivian Lin Thurston, CFA Casey K. Preyss, CFA

The William Blair China Growth Fund (Class I shares) (the “Fund”) posted a 4.40% decrease, net of fees, for the period from inception on August 27, 2021 to December 31, 2021. By comparison, the Fund’s benchmark index, the MSCI China All Shares Index (net) (the “Index”), decreased 3.21%.

Underperformance versus the MSCI China All Shares Index (net) was primarily driven by negative stock selection across several sectors. Stock selection within Health Care and Financials was particularly weak and amplified headwinds from sector positioning. In Financials, underperformance was driven by an underweight to the sector, the omission of several strong performing capital markets related companies, and a position in China Merchants Bank. China Merchants is a Chinese bank with a premier banking franchise and, in our view, it is particularly strong in retail/small-medium enterprise (SME) banking services. Shares sold off in the third quarter of 2021 on concerns around the Real Estate sector and a broader macroeconomic growth slowdown. We feel the company stands out among its peers with the best retail banking franchise in China and expect superior franchise growth over the long run. Within Health Care, underperformance was primarily driven by an overweight to the sector coupled with exposure to Wuxi Biologics, which underperformed during the period. Wuxi Biologics is a contract development and manufacturing organization (CDMO) that offers a full range of research and manufacturing services for biologics, and it is the only company in China offering comprehensive CDMO services for biologics. CDMOs globally declined in value in the fourth quarter of 2021 as Pfizer published successful data on its COVID-19 focused antiviral pill. While this development could temper demand for COVID-19 related drugs, we believe Wuxi Biologics is well positioned as the demand for biological drugs in China outpaces the global market.

Partially offsetting these effects was strong stock selection with Communication Services and Consumer Discretionary. Within Consumer Discretionary, underweight positions to Alibaba and Meituan were additive as was a position in Changzhou Xingyu Automotive Lighting Systems, an automotive lighting manufacturer. Xingyu continues to gain share in the automotive lighting market and has managed disruptions from semiconductor shortages well. We believe it will continue to grow both domestically and globally due to strong relationships with auto manufacturers in Germany and Japan that are planning for localized products in China.

As the portfolio’s inception was in August of 2021, changes from the initial portfolio have been minimal. The portfolio did reduce positions in Alibaba and Wuxi Biologics and fully exited JS Global, a small appliance maker with brands including Shark robotic vacuums. JS was replaced with a domestic competitor, Ecovacs Robotics. Ecovacs is the domestic market leader in robotic vacuum cleaners (RVC), and, in our view, is better positioned to capture the RVC market opportunity both in China and overseas and broaden its portfolio to target the wider cleaning appliance market. A position was also added in East Money Information, a leading player in China’s brokerage and wealth management market.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 29.

December 31, 2021	William Blair Funds	71

China Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
Since Inception(a)
Class I	(4.40)%
Class R6	(4.40)
MSCI China All Shares Index (net)	(3.21)

(a)	Since inception is for the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI China All Shares Index (net) captures large and mid-cap representation across China A-shares, B-shares, H-shares, Red-chips, P-chips, and foreign listings. The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen, and outside of China. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

72	Annual Report	December 31, 2021

China Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—96.1%
	China—96.1%
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	20,968	$139
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	14,200	217
*	Angelalign Technology, Inc. (Health care equipment & supplies)	1,400	45
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	7,000	105
	Bank of Ningbo Co., Ltd. Class “A” (Banks)	25,190	151
	Beijing Kingsoft Office Software, Inc. Class “A” (Software)	2,151	89
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	4,034	129
	China Meidong Auto Holdings, Ltd. (Specialty retail)	20,000	103
	China Merchants Bank Co., Ltd. Class “H” (Banks)	42,500	330
	China Tourism Group Duty Free Corporation, Ltd. Class “A” (Specialty retail)	8,400	289
	Contemporary Amperex Technology Co., Ltd. Class “A” (Electrical equipment)	3,700	341
	Country Garden Services Holdings Co., Ltd. (Real estate management & development)	12,000	72
	East Money Information Co., Ltd. Class “A” (Capital markets)	16,600	97
	Ecovacs Robotics Co., Ltd. Class “A” (Household durables)	3,600	85
	Estun Automation Co., Ltd. Class “A” (Machinery)	8,000	33
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	16,100	265
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	5,117	103
*	Hua Hong Semiconductor, Ltd. (Semiconductors & semiconductor equipment)	13,000	72
*	JD.com, Inc. Class “A” (Internet & direct marketing retail)	6,250	220
	Jiangsu Hengli Hydraulic Co., Ltd. Class “A” (Machinery)	7,600	98
	Juewei Food Co., Ltd. Class “A” (Food products)	5,700	61
*	Kingdee International Software Group Co., Ltd. (Software)	24,000	74
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	1,100	354
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	11,000	120
	Maxscend Microelectronics Co., Ltd. Class “A” (Electronic equipment, instruments & components)	3,300	169

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
*	Meituan Class “B” (Internet & direct marketing retail)	5,200	$150
	Midea Group Co., Ltd. Class “A” (Household durables)	1,800	21
	NAURA Technology Group Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	2,300	125
	NetEase, Inc. (Entertainment)	8,800	178
	Ovctek China, Inc. Class “A” (Health care equipment & supplies)	8,000	72
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	2,600	85
	Sangfor Technologies, Inc. Class “A” (Software)	3,600	108
	SG Micro Corporation Class “A” (Semiconductors & semiconductor equipment)	2,700	131
	Shanghai M&G Stationery, Inc. Class “A” (Commercial services & supplies)	8,200	83
	Shenzhen Inovance Technology Co., Ltd. Class “A” (Machinery)	21,300	229
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	5,000	96
	Sungrow Power Supply Co., Ltd. Class “A” (Electrical equipment)	3,900	89
	Suzhou Maxwell Technologies Co., Ltd. Class “A” (Electrical equipment)	700	71
	Tencent Holdings, Ltd. (Interactive Media & Services)	9,500	557
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	2,300	72
	Will Semiconductor Co., Ltd. Shanghai Class “A” (Semiconductors & semiconductor equipment)	3,200	156
	Wuliangye Yibin Co., Ltd. Class “A” (Beverages)	6,100	213
	WuXi AppTec Co., Ltd. Class “H” (Life sciences tools & services)	3,900	67
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	16,500	196
	Wuxi Lead Intelligent Equipment Co., Ltd. Class “A” (Electronic equipment, instruments & components)	8,600	100
	Yonyou Network Technology Co., Ltd. Class “A” (Software)	15,200	86
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	2,300	158
	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. Class “A” (Semiconductors & semiconductor equipment)	6,000	65
	Zhongsheng Group Holdings, Ltd. (Specialty retail)	9,000	70
			6,939

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	73

China Growth Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Asia—2.8%
Hong Kong—2.8%
AIA Group, Ltd. (Insurance)	11,000	$111
Hong Kong Exchanges and Clearing, Ltd. (Diversified financial services)	1,600	94
		205
Total Common Stocks—98.9% (cost $7,575)		7,144

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $116, collateralized by U.S. Treasury Bond, 2.875%, due 11/15/46, valued at $119.	$116	116
Total Repurchase Agreement—1.6% (cost $116)		116
Total Investments—100.5% (cost $7,691)		7,260
Liabilities, plus cash and other assets—(0.5)%		(35)
Net assets—100.0%		$7,225

* = Non-income producing security

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	22.4%
Information Technology	16.5%
Consumer Staples	13.7%
Industrials	13.2%
Health Care	11.9%
Financials	11.0%
Communication Services	10.3%
Real Estate	1.0%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Chinese Yuan Renminbi	59.7%
Hong Kong Dollar	40.3%
Total	100.0%

See accompanying Notes to Financial Statements.

74	Annual Report	December 31, 2021

Fixed Income Market Review and Outlook

Calendar year 2021 started and ended with periods of rising interest rates and rate volatility, while the mid-year period offered a period of relative calm for the market. U.S. economic growth outpaced expectations in the first quarter, aiding a move higher in U.S. Treasury yields rebounding from all-time lows touched in 2020. Yield volatility, as measured by the ICE BofAML Option Volatility Estimate (MOVE) Index, also moved higher as the curve flattened into year end. Heading into year-end, short-term yields rose as investors priced in a less-accommodative Federal Reserve (Fed) policy stance and longer-term yields fell on disinflationary pressures from a potentially hawkish U.S. Federal Reserve Bank and the resurgence of COVID-19-related risks. Supported by favorable trends in economic and labor data, in November the U.S. Federal Reserve began to reduce the amount of their periodic asset purchases and subsequently accelerated the pace of reductions on the possibility for “higher and more persistent and widespread” inflation and “fast approaching” maximum employment.

In this environment duration was the biggest driver of performance differentials across the market, with the notable exception being U.S. Treasury Inflation-Protected Securities (TIPS), which led performance with a total return of +5.96% on higher inflation expectations. 2021 was only one of four calendar years since 1976 (the start date for the Bloomberg U.S. Aggregate Bond Index) with a negative total return for the fixed income market, down -1.54% as measured by the Bloomberg U.S. Aggregate Bond Index, surpassed only by 2013 (-2.02%) and 1994 (-2.92%). The yield-to-worst for the index ended 2021 at 1.75%, up from 1.12% at the beginning of the year, a record calendar year growth rate of +56%. The U.S. Treasury sector weighed heaviest on index performance, followed by Agency and Government-Related debt. The Agency Mortgage-Backed Securities (MBS) and Investment Grade (IG) corporate bond segments were down -1.04% each during the period, while the shorter-duration Asset-Backed Securities (ABS) sector lost the least with a total return of -0.34%. Within IG corporate debt, Utilities lagged, followed by Financials, while Industrials outperformed. Within investment grade rated debt, the BBB segment outperformed, while below-investment grade corporate debt generated positive performance of +5.28%. In terms of maturity, the 7-10 year segment of the index underperformed the most, followed closely by bonds in the 10+ year segment, while the 1-3 year segment outperformed the 3-5 year segment.

In summary, 2021 was a strong year of growth for the U.S. economy and corporate earnings. After an enthusiastic economic start to the year there was a brief summer mirage of loosening COVID-19 restrictions before Omicron made its destructive and disruptive way through the population and economy. Despite the logistical challenges, consumer demand was strong throughout the year, pushing November imports 4.6% higher year over year and driving November’s trade deficit to $80.4 billion, which was close to September’s record level of $84.4 billion. Supportive factors for the consumer included: credit card delinquencies remaining at multi-year lows and the labor market adding jobs to push the unemployment rate to 3.9%. For the year, monthly new vehicle purchases averaged over 15 million per month while strongly fluctuating throughout the year, touching multi-year highs and lows. and touched multi-year highs in the beginning of the year before settling at multi-year lows given limited availability. This dynamic also expressed itself in a measure of used car prices, the Manheim Index, which climbed 47% year-over-year, illustrating the interaction between the economic recovery, supply-chain disruptions (i.e. semi-conductors), and inflationary pressures. Markit PMIs (Purchasing Managers Index) readings remained in expansionary territory (50+) during the year with manufacturing PMIs running higher. This was driven in part by consumers reallocating a larger share of spending on goods as they have been limited in their ability to spend in the services segments. Housing market activity continued to show signs of strength supported by factors including higher home prices, easier and cheaper financing options, a structural shortage in housing stock versus population growth and a spike in demand from COVID-19-related relocations.

The market has begun to price in multiple rate hikes in 2022 in response to the Fed’s shift in language regarding inflation (the pivot from “transitory”) and the acceleration of the timeline for the reduction of its asset purchase program. We expect the Federal Open Markets Committee to continue to be data-dependent in setting policy. We believe that more economic data is needed for the Fed to determine the pace of rate hikes for 2022. With the uncertainty surrounding inflation dynamics, we expect TIPS to continue to exhibit elevated volatility and we remain tactical in our positioning.

Spread sectors appear attractive versus U.S. Treasuries (medium/longer-term) given the favorable fundamental backdrop. However, in the near-term we expect continued volatility and could see a broader risk-off scenario driven by risks related to COVID-19 omicron variant.

We are cautious on Agency MBS due to technical headwinds to the sector that may arise from reduced Fed purchasing as well as the valuation impact that has arisen from elevated prepayments. Pre-payment speeds remain an area of focus given greater refinancing activity driven by factors such as higher home prices, lower interest rates, and new technology. We view Agency Collateralized Mortgage Obligations (CMO) and multi-family Commercial Mortgage-Backed Securities (CMBS) as well positioned to benefit from the fundamental demand for housing in a supply-constrained environment, while also providing a better pre-payment profile. We believe certain ABS offer attractive total return potential as households and consumers continue to demonstrate financial stability and access to credit.

Within the corporate sector, historically tight spread levels and valuations remain supported by sound fundamentals. However, we believe security selection will continue to be critical as market volatility has increased and we expect this dynamic to continue.

December 31, 2021	William Blair Funds	75

Bond Fund

The Bond Fund seeks to outperform the Bloomberg U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Vesta Marks, CFA, CAIA

The William Blair Bond Fund (Class N shares) (the “Fund”) returned a 1.66% decrease, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark, the Bloomberg U.S. Aggregate Index (the “Index”), decreased 1.54%.

The Fund trailed the Index in the period. The Fund’s active management drove a reduction in duration in anticipation of higher interest rates and elevated yield volatility. The Fund’s underweight duration profile contributed to performance as the yield curve flattened with short and intermediate yields rising faster than yields in the long end. From a sector perspective, the largest contributor to performance was our underweight duration position in U.S. Treasuries, including the tactical usage of U.S. Treasury Inflation-Protected Securities (TIPS) bonds as TIPS outperformed nominals in the period as inflation expectations rose.

The asset allocation decision to invest in high yield corporate bonds benefitted performance as this was one of the top performing sectors driven by a shift to lower default expectations as companies reported strong earnings growth. Security selection was beneficial for performance in asset-backed securities and in emerging markets debt.

With duration being the common theme for fixed income performance in the period, the rise in interest rates negatively impacted positions within the Fund’s Agency Mortgage-Backed Securities (MBS) and holdings in the investment grade corporate bond sector. Within Agency MBS, underperformance was driven by negative price and paydown impacts, which outweighed income received. Pre-payment speeds have remained elevated given greater refinancing activity driven by factors such as higher home prices, lower interest rates, and especially new technology, such as online mortgage applications.

The Fund’s initial emphasis of non-cyclical and long-maturity high grade bonds detracted from performance as yields rose and corporate performance favored cyclical names as the economy reopened. The cost of using credit default swap index hedging, used to reduce credit exposure at the margin, detracted from performance as credit spreads were relatively contained in the period. During the period, we reduced duration within the corporate sector as part of our management.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 75.

76	Annual Report	December 31, 2021

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year(a)	3 Year	5 Year	10 Year
Class N	(1.66)%	5.54%	3.56%	3.37%
Class I	(1.41)	5.71	3.75	3.56
Class R6	(1.40)	5.79	3.82	3.64
Bloomberg U.S. Aggregate Index	(1.54)	4.79	3.57	2.90

(a)	The impact of the Voluntary Payment from Adviser was 0.05% for Class N, Class I and Class R6.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2021	William Blair Funds	77

Bond Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

U.S. Government and U.S. Government Agency—33.3%
U.S. Treasury Inflation Indexed Notes/Bonds—1.0%
U.S. Treasury Inflation Indexed Bond, 0.125%, due 7/15/31	$1,264		$1,423
U.S. Treasury Inflation Indexed Bond, 0.250%, due 2/15/50	1,291		1,567
Total U.S. Treasury Inflation Indexed Notes/Bonds			2,990
U.S. Treasury—11.8%
U.S. Treasury Bond, 1.125%, due 5/15/40	6,700		5,893
U.S. Treasury Bond, 2.000%, due 11/15/41	2,800		2,842
U.S. Treasury Bond, 2.375%, due 11/15/49	2,267		2,502
U.S. Treasury Bond, 2.000%, due 8/15/51	2,800		2,868
U.S. Treasury Note, 0.625%, due 7/31/26(a)	4,300		4,184
U.S. Treasury Note, 1.125%, due 2/28/27	850		844
U.S. Treasury Note, 1.250%, due 6/30/28	2,475		2,452
U.S. Treasury Note, 0.625%, due 5/15/30	2,100		1,966
U.S. Treasury Note, 0.625%, due 8/15/30	4,250		3,969
U.S. Treasury Note, 1.125%, due 2/15/31	3,220		3,129
U.S. Treasury Strip Principal, 0.000%, due 8/15/27	4,750		4,416
Total U.S. Treasury			35,065
Federal Home Loan Mortgage Corp. (FHLMC)—6.0%
#G02210, 7.000%, due 12/1/28	19		21
#G02183, 6.500%, due 3/1/30	2		3
#G01400, 7.000%, due 4/1/32	253		294
#G01728, 7.500%, due 7/1/32	39		46
#C01385, 6.500%, due 8/1/32	32		37
#C01623, 5.500%, due 9/1/33	37		42
#A15039, 5.500%, due 10/1/33	2		2
#A17603, 5.500%, due 1/1/34	859		975
#G01843, 6.000%, due 6/1/35	7		8
#A62858, 6.500%, due 7/1/37	35		39
#G03170, 6.500%, due 8/1/37	77		91
#A78138, 5.500%, due 6/1/38	94		106
#G04466, 5.500%, due 7/1/38	6,877		7,975
#G60366, 6.000%, due 10/1/39	6,701		7,858
#C03665, 9.000%, due 4/1/41	158		188
Total FHLMC Mortgage Obligations			17,685
Federal National Mortgage Association (FNMA)—12.0%
#735104, 7.000%, due 5/1/22	—	(b)	—	(b)
#255956, 5.500%, due 10/1/25	4		4
2018-M2, Tranche A1, 2.802%, due 1/25/28	406		414
#252925, 7.500%, due 12/1/29	—	(b)	—	(b)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AD0729, 7.500%, due 12/1/30	$1,744	$1,990
#535977, 6.500%, due 4/1/31	3	3
#253907, 7.000%, due 7/1/31	1	1
#MA4448, 1.500%, due 10/1/31	3,229	3,268
#587849, 6.500%, due 11/1/31	3	4
#545437, 7.000%, due 2/1/32	21	23
#254548, 5.500%, due 12/1/32	15	17
#AD0725, 7.000%, due 12/1/32	825	973
#555340, 5.500%, due 4/1/33	128	147
#741850, 5.500%, due 9/1/33	213	241
#555800, 5.500%, due 10/1/33	17	20
#756153, 5.500%, due 11/1/33	187	212
#CA2754, 4.500%, due 11/1/33	428	464
#763798, 5.500%, due 3/1/34	34	39
#725228, 6.000%, due 3/1/34	1,769	2,015
#725611, 5.500%, due 6/1/34	41	46
#745563, 5.500%, due 8/1/34	236	268
#AL6413, 8.000%, due 8/1/34	185	207
#745092, 6.500%, due 7/1/35	130	146
#AL6412, 7.500%, due 9/1/35	334	378
#AD0979, 7.500%, due 10/1/35	25	29
#888305, 7.000%, due 3/1/36	4	4
#895637, 6.500%, due 5/1/36	24	28
#893318, 6.500%, due 8/1/36	5	5
#AL6411, 7.000%, due 12/1/37	811	927
#AL0904, 5.500%, due 1/1/38	48	54
#986856, 6.500%, due 9/1/38	47	54
#991911, 7.000%, due 11/1/38	39	42
#AD0752, 7.000%, due 1/1/39	282	344
#FM2467, 6.000%, due 1/1/39	2,965	3,490
#AC1619, 5.500%, due 8/1/39	147	168
#AD7137, 5.500%, due 7/1/40	1,932	2,211
#AL9226, 5.500%, due 12/1/41	7,649	8,832
#BM5121, 5.500%, due 12/1/48	7,294	8,555
Total FNMA Mortgage Obligations		35,623
Government National Mortgage Association (GNMA)—0.5%
2021-160, Tranche MA, 1.000%, due 1/20/50	1,595	1,587
Collateralized Mortgage Obligation—2.0%
Seasoned Credit Risk Transfer Trust, 2018-3, Tranche MA, 3.500%, due 8/25/57, VRN	1,365	1,417
Seasoned Credit Risk Transfer Trust, 2018-4, Tranche MA, 3.500%, due 3/25/58	841	874
Seasoned Credit Risk Transfer Trust, 2019-2, Tranche MA, 3.500%, due 8/25/58	1,029	1,075
Seasoned Credit Risk Transfer Trust, 2021-3, Tranche TT, 2.000%, due 3/25/61	1,393	1,404
Seasoned Loans Structured Transaction Trust, 2019-3, Tranche A1C, 2.750%, due 11/25/29	1,143	1,180
Total Collateralized Mortgage Obligation		5,950

See accompanying Notes to Financial Statements.

78	Annual Report	December 31, 2021

Bond Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Commercial Mortgage-Backed Securities—3.6%
JP Morgan Chase Commercial Mortgage Securities Trust—144A, 2021-NYAH, Tranche B, 1M USD LIBOR + 1.090%, 1.200%, 6/15/38, VRN	$3,065	$3,058
JP Morgan Chase Commercial Mortgage Securities Trust—144A, 2021-NYAH, Tranche D, 1M USD LIBOR + 1.540%, 1.650%, 6/15/38, VRN	1,780	1,774
Med Trust—144A, 2021-MDLN, Tranche C, 1M USD LIBOR + 1.800%, 1.910%, 11/15/38, VRN	3,555	3,554
Med Trust—144A, 2021-MDLN, Tranche D, 1M USD LIBOR + 2.000%, 2.110%, 11/15/38, VRN	1,775	1,775
FRESB Mortgage Trust, 2021-SB91, Tranche A5H, 1.200%, 7/25/41, VRN	629	626
Total Commercial Mortgage-Backed Securities		10,787

Asset-Backed Securities—5.0%
Automobile—3.7%
Carmax Auto Owner Trust, 2021-1, Tranche D, 1.280%, 7/15/27	500	493
World Omni Auto Receivables Trust, 2021-A, Tranche B, 0.640%, 12/15/26	974	955
Santander Consumer Auto Receivables Trust—144A, 2020-BA, Tranche A3, 0.460%, 8/15/24	965	965
Canadian Pacer Auto Receivables Trust—144A, 2021-1A, Tranche A1, 0.121%, 10/19/22	1,045	1,046
GreatAmerica Leasing Receivables Funding LLC—144A, 2021-2, Tranche A4, 1.040%, 9/15/27	1,093	1,079
Tesla Auto Lease Trust—144A, 2019-A, Tranche E, 5.480%, 5/22/23	1,650	1,697
Tesla Auto Lease Trust—144A, 2019-A, Tranche D, 3.370%, 1/20/23	1,750	1,783
GM Financial Automobile Leasing Trust, 2020-1, Tranche D, 2.280%, 6/20/24	3,050	3,082
Total Automobile		11,100
Other—0.6%
CNH Equipment Trust, 2021-C, Tranche A3, 0.810%, 12/15/26	1,260	1,252
GreatAmerica Leasing Receivables Funding LLC—144A, 2021-2, Tranche A1, 0.149%, 10/17/22	665	665
Total Other		1,917
Credit Card—0.7%
Capital One Multi-Asset Execution Trust, 2021-A3, Tranche A3, 1.040%, 11/16/26	1,940	1,932
Total Asset-Backed Securities		14,949

Issuer	Principal Amount	Value

Corporate Obligations—54.8%
Financials—15.3%
AerCap Ireland Capital DAC, 1.150%, due 10/29/23	$3,000	$2,987
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	2,000	2,082
Bank of America Corporation, 5.875%, due 2/7/42	2,000	2,853
Blackstone Private Credit Fund—144A, 2.350%, due 11/22/24	2,675	2,675
Boston Properties L.P., 2.550%, due 4/1/32	3,200	3,184
Brookfield Finance I UK plc, 2.340%, due 1/30/32	2,425	2,366
Citigroup, Inc., 5.875%, due 1/30/42	2,000	2,840
ERP Operating L.P., 4.500%, due 6/1/45	2,500	3,169
Itau Unibanco Holding S.A.—144A, 5 year CMT + 3.446%, 3.875%, due 4/15/31, VRN	1,250	1,199
JPMorgan Chase & Co., SOFR + 3.125%, 4.600%, due 2/1/25, VRN	3,000	3,083
OneMain Finance Corporation, 5.625%, due 3/15/23	1,475	1,542
Owl Rock Capital Corporation, 3.750%, due 7/22/25	1,275	1,322
Owl Rock Capital Corporation, 2.875%, due 6/11/28	1,725	1,696
Royal Bank of Canada, SOFR + 0.590%, 0.639%, due 11/2/26, VRN	3,990	3,988
Simon Property Group L.P., 3.300%, due 1/15/26	2,750	2,914
The Bank of Nova Scotia, SOFR + 0.545%, 0.595%, due 3/2/26, VRN	3,100	3,103
The Goldman Sachs Group, Inc., SOFR + 0.505%, 0.657%, due 9/10/24, VRN	3,000	2,976
Wells Fargo & Co., 4.480%, due 1/16/24	1,500	1,594
Total Financials		45,573
Industrials—6.6%
CNH Industrial Capital LLC, 1.950%, due 7/2/23	1,750	1,774
FedEx Corporation, 3.250%, due 4/1/26	1,900	2,030
Flowserve Corporation, 2.800%, due 1/15/32	1,700	1,658
Johnson Controls International plc, 1.750%, due 9/15/30	2,100	2,003
Owens Corning, 7.000%, due 12/1/36	2,000	2,833
Republic Services, Inc., 2.900%, due 7/1/26	2,500	2,617

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	79

Bond Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Industrials—(continued)
Sealed Air Corp.—144A, 1.573%, due 10/15/26	$1,000	$971
The Boeing Co., 2.196%, due 2/4/26	1,715	1,715
Xylem, Inc., 3.250%, due 11/1/26	2,225	2,379
Yum! Brands, Inc., 6.875%, due 11/15/37	1,250	1,588
Total Industrials		19,568
Consumer Discretionary—5.9%
Brunswick Corporation, 0.850%, due 8/18/24	3,200	3,157
Brunswick Corporation, 2.400%, due 8/18/31	1,600	1,538
Dana, Inc., 4.250%, due 9/1/30	500	508
Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%, 1.391%, due 2/15/23, VRN	700	699
General Motors Financial Co., Inc., SOFR + 0.760%, 0.810%, due 3/8/24, VRN	1,475	1,482
General Motors Financial Co., Inc., SOFR + 0.620%, 0.669%, due 10/15/24, VRN	1,150	1,149
Hyatt Hotels Corporation, 1.300%, due 10/1/23	1,770	1,770
Las Vegas Sands Corporation, 3.900%, due 8/8/29	1,600	1,614
Lennar Corporation, 4.500%, due 4/30/24	2,450	2,606
Meritage Homes Corporation, 5.125%, due 6/6/27	1,000	1,103
The Goodyear Tire & Rubber Co., 5.250%, due 4/30/31	1,000	1,088
Wolverine World Wide, Inc.—144A, 4.000%, due 8/15/29	1,000	974
Total Consumer Discretionary		17,688
Health Care—5.4%
AbbVie, Inc., 4.700%, due 5/14/45	2,250	2,807
Centene Corporation, 2.450%, due 7/15/28	1,300	1,282
Gilead Sciences, Inc., 1.200%, due 10/1/27	1,600	1,549
HCA, Inc., 5.375%, due 2/1/25	3,000	3,301
Laboratory Corporation of America Holdings, 3.250%, due 9/1/24	3,144	3,295
Mozart Debt Merger Sub, Inc.—144A, 3.875%, due 4/1/29	1,000	998
Thermo Fisher Scientific, Inc., 1.215%, due 10/18/24	2,900	2,899
Total Health Care		16,131

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Consumer Staples—4.8%
Altria Group, Inc., 6.200%, due 2/14/59	$1,750	$2,303
Avery Dennison Corporation, 0.850%, due 8/15/24	1,500	1,479
Fresenius Medical Care U.S. Finance III, Inc.—144A, 2.375%, due 2/16/31	1,800	1,724
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	2,000	2,109
JDE Peet’s N.V.—144A, 0.800%, due 9/24/24	250	245
JDE Peet’s N.V.—144A, 1.375%, due 1/15/27	850	819
The Kroger Co., 8.000%, due 9/15/29	2,000	2,782
TreeHouse Foods, Inc., 4.000%, due 9/1/28	1,400	1,346
United Rentals North America, Inc., 5.250%, due 1/15/30	1,250	1,355
Total Consumer Staples		14,162
Communication Services—4.7%
Activision Blizzard, Inc., 2.500%, due 9/15/50	2,600	2,293
AT&T, Inc., 5.700%, due 3/1/57	2,100	2,901
Comcast Corporation, 4.950%, due 10/15/58	1,800	2,504
Motorola Solutions, Inc., 4.600%, due 2/23/28	2,750	3,110
Verizon Communications, Inc., SOFR + 0.790%, 0.840%, due 3/20/26, VRN	3,000	3,038
Total Communication Services		13,846
Information Technology—4.6%
Analog Devices, Inc., SOFR + 0.250%, 0.300%, due 10/1/24, VRN	750	751
Corning, Inc., 5.850%, due 11/15/68	2,150	3,192
FLIR Systems, Inc., 2.500%, due 8/1/30	2,500	2,511
HP, Inc., 2.200%, due 6/17/25	1,150	1,175
HP, Inc.—144A, 2.650%, due 6/17/31	1,850	1,828
Oracle Corporation, 3.950%, due 3/25/51	1,350	1,409
Roper Technologies, Inc., 4.200%, due 9/15/28	2,500	2,811
Total Information Technology		13,677
Real Estate—2.8%
American Tower Corporation, 4.000%, due 6/1/25	2,500	2,678
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	2,500	2,553
Public Storage, 1.850%, due 5/1/28	3,100	3,099
Total Real Estate		8,330

See accompanying Notes to Financial Statements.

80	Annual Report	December 31, 2021

Bond Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Energy—1.8%
Baker Hughes Holdings LLC, 1.231%, due 12/15/23	$250	$251
ConocoPhillips, 6.500%, due 2/1/39	1,800	2,625
Enbridge, Inc., 0.550%, due 10/4/23	575	570
S.A. Global Sukuk Ltd.—144A, 2.694%, due 6/17/31	1,800	1,809
Total Energy		5,255
Materials—1.7%
Ecolab, Inc., 0.900%, due 12/15/23	1,000	1,002
Orbia Advance Corp S.A.B. de C.V. —144A, 5.875%, due 9/17/44	1,550	1,905
Suzano Austria GmbH, 3.125%, due 1/15/32	2,420	2,342
Total Basic Materials		5,249
Utilities—1.2%
NextEra Energy Capital Holdings, Inc., SOFR + 0.400%, 0.450%, due 11/3/23, VRN	2,500	2,500
NextEra Energy Capital Holdings, Inc., 1.900%, due 6/15/28	1,000	991
Total Utilities		3,491
Total Corporate Obligations		162,970
Total Long-Term Investments—96.7% (cost $279,641)		287,606

Repurchase Agreement—2.1%
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $6,309, collateralized by U.S. Treasury Bond, 3.125%, due 8/15/44, valued at $6,435	6,309	6,309
Total Repurchase Agreement—2.1% (cost $6,309)		6,309

Issuer	Principal Amount	Value

Commercial Paper—0.8%
Sherwin Williams Co., 0.101%, due 1/3/22	$2,360	$2,360
Total Commercial Paper—0.8% (cost $2,360)		2,360
Total Investments—99.6% (cost $288,310)		296,275

Securities Sold , Not Yet Purchased

U.S. Government Agency—(5.2)%
Federal National Mortgage Association (FNMA)—(5.2)%
TBA, 2.500%, due 1/1/52	(7,500)	(7,656)
TBA, 3.000%, due 1/1/52	(5,000)	(5,183)
TBA, 2.000%, due 1/1/52	(2,500)	(2,494)
Total Securities Sold , Not Yet Purchased—(5.2)% (proceeds $15,314)		(15,333)
Cash and other assets, less liabilities—5.6%		16,380
Net assets—100.0%		$297,322

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2021. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swaps, aggregating a total of $1,009 (in thousands).

(b) Amount is less than the minimum amount disclosed.

Centrally Cleared Credit Default Swaps
Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY- 34	Buy	5.000%	3M	June 2025	ICE	$9,200	$(907)	$(767)	$140
CDX.NA.HY- 35	Buy	5.000%	3M	December 2025	ICE	5,000	(501)	(443)	58
CDX.NA.IG- 35	Buy	1.000%	3M	December 2030	ICE	15,000	(186)	(226)	(40)
Total net unrealized appreciation (depreciation) on swaps									$158

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	81

Short Duration Bond Fund (formerly known as Income Fund)

The Short Duration Bond Fund seeks a high level of current income with relative stability of principal.[1]

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Vesta Marks, CFA, CAIA

The William Blair Short Duration Bond Fund (Class N shares) (the “Fund”) returned a 1.62% decrease, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index (the “Index”), decreased 0.47%.

The Fund underperformed the Index for the year, driven by the impact of rising rates. Income generation in spread sectors drove performance. From a sector perspective, holdings of investment grade corporate bonds were the primary driver of positive performance.

With duration being the common theme for fixed income performance in the period, the rise in interest rates negatively impacted positions within the Fund’s Agency Mortgage-Backed Securities (MBS). Underperformance was driven by negative price and paydown impacts, which outweighed income received pre-payment speeds have remained elevated given greater refinancing activity driven by factors such as higher home prices, lower interest rates, and especially new technology, such as online mortgage applications.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 75.

[1] Effective February 3, 2022, the Fund seeks to generate current income, consistent with relative stability of capital.

82	Annual Report	December 31, 2021

Short Duration Bond Fund (formerly known as Income Fund)

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year(b)	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(1.62)%	2.83%	1.81%	1.92%	—%
Class I	(1.49)	2.99	1.98	2.13	—
Class R6	(1.44)	—	—	—	2.28
Bloomberg 1-3 Year U.S. Government/Credit Index	(0.47)	2.28	1.85	1.39	2.04
Bloomberg U.S. Intermediate Government/Credit Bond Index	(1.44)	3.86	2.91	2.38	3.40

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to December 31, 2021.
(b)	The impact of the Voluntary Payment from Adviser was 0.16% for Class N, Class I and Class R6.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg 1-3 Year U.S. Government/Credit Index measures the return on the investment grade 1-3 year bond market.

The Bloomberg U.S. Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

On November 10, 2021, the Fund’s Benchmark changed from the Bloomberg U.S. Intermediate Government/Credit Bond Index to the Bloomberg 1-3 Year U.S. Government/Credit Index.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2021	William Blair Funds	83

Short Duration Bond Fund (formerly known as Income Fund)

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—34.4%
U.S. Treasury Inflation Indexed Notes/Bonds—0.5%
U.S. Treasury Inflation Indexed Bond, 0.125%, due 7/15/31	$165	$186
U.S. Treasury—6.5%
U.S. Treasury Bill, 0.044%, due 3/17/22	230	230
U.S. Treasury Bond, 2.000%, due 11/15/41	85	86
U.S. Treasury Floating Rate Note, 3M Treasury money market yield + 0.049%, 0.134%, due 1/31/23 VRN(a)	900	900
U.S. Treasury Note, 2.500%, due 2/15/22	200	201
U.S. Treasury Note, 0.375%, due 9/15/24	500	493
U.S. Treasury Note, 0.250%, due 7/31/25	450	437
U.S. Treasury Note, 0.625%, due 7/31/26	200	195
Total U.S. Treasury		2,542
Federal Home Loan Mortgage Corp. (FHLMC)—5.1%
#J13022, 4.000%, due 9/1/25	104	109
#G14150, 4.500%, due 4/1/26	31	33
#J16051, 4.500%, due 7/1/26	262	279
#G15030, 4.000%, due 3/1/29	189	203
#A17603, 5.500%, due 1/1/34	249	282
#G01705, 5.500%, due 6/1/34	512	586
#A45790, 7.500%, due 5/1/35	55	61
#G05875, 5.500%, due 2/1/40	44	51
#C03665, 9.000%, due 4/1/41	77	91
FHR 5113, Tranche CE, 1.000%, due 1/25/43	273	274
Total FHLMC Mortgage Obligations		1,969
Federal National Mortgage Association (FNMA)—15.6%
FNR G93-19 SH, 1M USD LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	2	2
#255956, 5.500%, due 10/1/25	11	12
#AL2853, 4.500%, due 6/1/26	153	161
#AJ6954, 4.000%, due 11/1/26	52	55
#256639, 5.000%, due 2/1/27	3	3
#806458, 8.000%, due 6/1/28	50	55
#880155, 8.500%, due 7/1/29	8	8
#745519, 8.500%, due 5/1/32	37	39
#654674, 6.500%, due 9/1/32	25	28
#AD0725, 7.000%, due 12/1/32	352	415
#254693, 5.500%, due 4/1/33	3	3
#711736, 5.500%, due 6/1/33	41	46
#555531, 5.500%, due 6/1/33	25	29
#555591, 5.500%, due 7/1/33	4	5
#725424, 5.500%, due 4/1/34	27	31
#AL6413, 8.000%, due 8/1/34	90	101
#AL6412, 7.500%, due 9/1/35	251	283
#888884, 5.500%, due 12/1/35	65	74
#928658, 6.500%, due 9/1/37	9	10
#991911, 7.000%, due 11/1/38	25	27

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#FM2467, 6.000%, due 1/1/39	$329	$388
#AL9226, 5.500%, due 12/1/41	1,443	1,666
#BM1328, 6.000%, due 1/1/42	1,030	1,199
#BM5121, 5.500%, due 12/1/48	1,199	1,406
Total FNMA Mortgage Obligations		6,046
Government National Mortgage Association (GNMA)—0.6%
2021-160, Tranche MA, 1.000%, due 1/20/50	233	231
Collateralized Mortgage Obligation—6.1%
Seasoned Credit Risk Transfer Trust, 2018-3, Tranche MA, 3.500%, due 8/25/57 VRN	404	419
Seasoned Credit Risk Transfer Trust, 2018-2, Tranche M55D, 4.000%, due 11/25/57	306	326
Seasoned Credit Risk Transfer Trust, 2018-4, Tranche MA, 3.500%, due 3/25/58	443	461
Seasoned Credit Risk Transfer Trust, 2019-2, Tranche MA, 3.500%, due 8/25/58	100	104
Seasoned Credit Risk Transfer Trust, 2021-3, Tranche TT, 2.000%, due 3/25/61	198	199
Seasoned Loans Structured Transaction Trust, 2018-1, Tranche A1, 3.500%, due 6/25/28	307	316
Seasoned Loans Structured Transaction Trust, 2019-3, Tranche A1C, 2.750%, due 11/25/29	529	546
Total Collateralized Mortgage Obligation		2,371

Commercial Mortgage-Backed Securities—4.4%
JP Morgan Chase Commercial Mortgage Securities Trust—144A, 2021-NYAH, Tranche B, 1M USD LIBOR + 1.090%, 1.200%, 6/15/38, VRN	555	554
JP Morgan Chase Commercial Mortgage Securities Trust—144A, 2021-NYAH, Tranche C, 1M USD LIBOR + 1.290%, 1.400%, 6/15/38, VRN	200	200
Med Trust—144A, 2021-MDLN, Tranche B, 1M USD LIBOR + 1.450%, 1.560%, 11/15/38, VRN	950	949
Total Commercial Mortgage-Backed Securities		1,703

Asset-Backed Securities—16.4%
Automobile—11.7%
Canadian Pacer Auto Receivables Trust—144A, 2021-1A, Tranche A1, 0.121%, 10/19/22	160	160
Carmax Auto Owner Trust, 2021-1, Tranche C, 0.940%, 12/15/26	550	541
Carvana Auto Receivables Trust, 2021-P3, Tranche A3, 0.700%, 11/10/26	550	543

See accompanying Notes to Financial Statements.

84	Annual Report	December 31, 2021

Short Duration Bond Fund (formerly known as Income Fund)

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Asset-Backed Securities—(continued)
Automobile—(continued)
Enterprise Fleet Financing LLC—144A, 2021-3, Tranche A2, 0.770%, 8/20/27	$250	$249
GM Financial Automobile Leasing Trust, 2020-1, Tranche C, 2.040%, 12/20/23	950	957
JPMorgan Chase Bank NA - CACLN—144A, 2021-3, Tranche B, 0.760%, 2/26/29	403	401
Nissan Auto Lease Trust, 2021-A, Tranche A3, 0.520%, 8/15/24	855	851
Santander Consumer Auto Receivables Trust—144A, 2020-BA, Tranche A3, 0.460%, 8/15/24	143	143
Tesla Auto Lease Trust—144A, 2019-A, Tranche C, 2.680%, 1/20/23	700	709
Total Automobile		4,554
Other—4.7%
CCG Receivables Trust—144A, 2021-2, Tranche A2, 0.540%, 3/14/29	370	368
GreatAmerica Leasing Receivables Funding LLC—144A, 2021-2, Tranche A1, 0.149%, 10/17/22	96	96
GreatAmerica Leasing Receivables Funding LLC—144A, 2021-1, Tranche A3, 0.340%, 8/15/24	600	595
GreatAmerica Leasing Receivables Funding LLC—144A, 2021-2, Tranche A3, 0.670%, 7/15/25	335	332
Verizon Owner Trust, 2020-A, Tranche C, 2.060%, 7/22/24	425	430
Total Other		1,821
Total Asset-Backed Securities		6,375

Corporate Obligations—42.8%
Financials—24.7%
Bank of America Corporation, SOFR + 0.910%, 0.981%, due 9/25/25, VRN	700	692
Brookfield Finance, Inc., 4.250%, due 6/2/26	550	605
Canadian Imperial Bank of Commerce, SOFR + 0.800%, 0.850%, due 3/17/23, VRN	400	402
Capital One Financial Corporation, 4.200%, due 10/29/25	300	326
Citigroup, Inc., SOFR + 0.770%, 0.820%, due 6/9/27, VRN	625	630
Credit Suisse AG, SOFR + 0.450%, 0.500%, due 2/4/22, VRN	250	250
JPMorgan Chase & Co., SOFR + 3.125%, 4.600%, due 2/1/25, VRN	350	360

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Financials—(continued)
JPMorgan Chase & Co., SOFR + 0.765%, 0.815%, due 9/22/27, VRN	$400	$402
KeyBank NA, SOFR + 0.340%, 0.390%, due 1/3/24, VRN	350	350
Morgan Stanley, SOFR + 0.745%, 0.864%, due 10/21/25, VRN	550	543
New York Life Global Funding—144A, SOFR + 0.480%, 0.530%, due 6/9/26, VRN	600	602
Owl Rock Capital Corporation, 2.875%, due 6/11/28	250	246
Royal Bank of Canada, SOFR + 0.340%, 0.389%, due 10/7/24, VRN	925	925
Simon Property Group L.P., 3.300%, due 1/15/26	550	583
Skandinaviska Enskilda Banken AB—144A, 0.850%, due 9/2/25	500	490
The Bank of Nova Scotia, SOFR + 0.545%, 0.595%, due 3/2/26, VRN	675	675
The Charles Schwab Corporation, SOFR + 0.520%, 0.570%, due 5/13/26, VRN	470	471
The Goldman Sachs Group, Inc., SOFR + 0.810%, 0.860%, due 3/9/27, VRN	600	604
Wells Fargo & Co., 4.480%, due 1/16/24	400	425
Total Financials		9,581
Consumer Discretionary—4.1%
American Honda Finance Corporation, 1.200%, due 7/8/25	450	449
Brunswick Corporation, 0.850%, due 8/18/24	250	246
Hyatt Hotels Corporation, 1.300%, due 10/1/23	250	250
Toyota Motor Credit Corporation, SOFR + 0.330%, 0.379%, due 1/11/24, VRN	650	650
Total Consumer Discretionary		1,595
Consumer Staples—2.5%
JDE Peet’s N.V.—144A, 0.800%, due 9/24/24	250	245
The Hershey Co., 0.900%, due 6/1/25	525	519
The Kroger Co., 8.000%, due 9/15/29	150	208
Total Consumer Staples		972
Information Technology—2.3%
Analog Devices, Inc., SOFR + 0.250%, 0.300%, due 10/1/24, VRN	125	125
HP, Inc.—144A, 1.450%, due 6/17/26	350	344
Intuit, Inc., 0.950%, due 7/15/25	450	444
Total Information Technology		913

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	85

Short Duration Bond Fund (formerly known as Income Fund)

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Energy—2.0%
Baker Hughes Holdings LLC, 1.231%, due 12/15/23	$100	$101
ConocoPhillips Co., 4.950%, due 3/15/26	400	452
Enbridge, Inc., 0.550%, due 10/4/23	75	74
S.A. Global Sukuk Ltd.—144A, 1.602%, due 6/17/26	175	172
Total Energy		799
Communication Services—2.0%
AT&T, Inc., 4.125%, due 2/17/26	350	382
Comcast Corporation, 3.950%, due 10/15/25	350	383
Total Communication Services		765
Industrials—1.5%
Caterpillar Financial Services Corporation, SOFR + 0.245%, 0.295%, due 5/17/24, VRN	350	350
Sealed Air Corp.—144A, 1.573%, due 10/15/26	250	243
Total Industrials		593
Health Care—1.5%
GlaxoSmithKline Capital plc, 0.534%, due 10/1/23	300	299
HCA, Inc., 5.375%, due 2/1/25	250	275
Total Health Care		574
Materials—1.0%
Ecolab, Inc., 0.900%, due 12/15/23	100	100
Fibria Overseas Finance, Ltd., 5.500%, due 1/17/27	250	280
Total Basic Materials		380
Utilities—0.8%
The Southern Co., SOFR + 0.370%, 0.420%, due 5/10/23, VRN	300	299
Real Estate—0.4%
Public Storage, SOFR + 0.470%, 0.520%, due 4/23/24, VRN	175	175
Total Corporate Obligations		16,646
Total Long-Term Investments—98.0% (cost $37,884)		38,069

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $130, collateralized by U.S. Treasury Note, 1.000%, due 7/31/28, valued at $133.	$130	$130
Total Repurchase Agreement—0.3% (cost $130)		130

Commercial Paper—1.3%
The Stanley Works, 0.081%, due 1/3/22	500	500
Total Commercial Paper—1.3% (cost $500)		500
Total Investments—99.6% (cost $38,514)		38,699

Securities Sold, Not Yet Purchased

U.S. Government Agency—(10.5)%
Federal National Mortgage Association (FNMA)—(10.5)%
TBA, 2.000%, due 1/1/52	(500)	(499)
TBA, 2.500%, due 1/1/52	(2,500)	(2,552)
TBA, 3.000%, due 1/1/52	(1,000)	(1,036)
Total FNMA Mortgage Obligations		(4,087)
Total Securities Sold, Not Yet Purchased—(10.5)% (proceeds $4,082)		(4,087)
Cash and other assets, less liabilities—10.9%		4,230
Net assets—100.0%		$38,842

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced —TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2021. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $199 (in thousands).

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY-34	Buy	5.000%	3M	June 2025	ICE	$4,600	$(454)	$(384)	$70

See accompanying Notes to Financial Statements.

86	Annual Report	December 31, 2021

Ultra-Short Duration Bond Fund (formerly known as Low Duration Fund)

The Ultra-Short Duration Bond Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kathleen M. Lynch, CFA Vesta Marks, CFA, CAIA

The William Blair Ultra-Short Duration Bond Fund (Class N shares) (the “Fund”) returned a 0.73% decrease, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark, the ICE BofAML 1-Year US Treasury Note Index (the “Index”), decreased 0.07%.

The Fund trailed the Index in the period. The impact of rising rates was a headwind for Fund holdings, especially within Agency mortgage backed securities (MBS), and to a lesser extent the asset backed securities (ABS). The negative paydown and price impacts within the Agency-MBS sector was the primary driver of negative performance for the year as they outweighed income collected.

Allocations to spread sectors aided performance as the income generated by the Fund’s holdings of Agency-MBS, investment grade corporates, and asset-backed securities contributed to returns. The use of floating rate securities also contributed to relative performance as they provided a measure of protection against rising interest rates.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 75.

December 31, 2021	William Blair Funds	87

Ultra-Short Duration Bond Fund (formerly known as Low Duration Fund)

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021

	1 Year(a)	3 Year	5 Year	10 Year
Class N	(0.73)%	1.75%	1.38%	1.14%
Class I	(0.47)	1.91	1.55	1.31
Class R6	(0.42)	1.96	1.60	1.38
ICE BofAML 1-Year US Treasury Note Index	(0.07)	1.55	1.42	0.86

(a)	The impact of the Voluntary Payment from Adviser was 0.16% for Class N, Class I and Class R6.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML 1-Year US Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

88	Annual Report	December 31, 2021

Ultra-Short Duration Bond Fund (formerly known as Low Duration Fund)

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

U.S. Government and U.S. Government Agency—40.9%
U.S. Treasury—8.8%
U.S. Treasury Bill, 0.044%, due 3/17/22	$515		$515
U.S. Treasury Bill, 0.049%, due 4/21/22	515		515
U.S. Treasury Bill, 0.075%, due 7/14/22	515		515
U.S. Treasury Note, 2.500%, due 1/15/22	2,300		2,302
U.S. Treasury Note, 0.199%, due 4/30/22	500		500
U.S. Treasury Note, 0.125%, due 8/31/22	260		260
U.S. Treasury Note, 0.125%, due 1/31/23	1,125		1,121
U.S. Treasury Note, 0.119%, due 4/30/23	2,500		2,500
U.S. Treasury Note, 0.125%, due 7/31/23	1,125		1,116
Total U.S. Treasury			9,344
Federal Home Loan Mortgage Corp. (FHLMC)—8.9%
#G12725, 6.000%, due 6/1/22	3		3
K023, Tranche A2, 2.307%, due 8/25/22	1,250		1,261
K028, Tranche A2, 3.111%, due 2/25/23	504		515
K029, Tranche A2, 3.320%, due 2/25/23, VRN	1,442		1,478
K726, Tranche A2, 2.905%, due 4/25/24	861		892
#C00351, 8.000%, due 7/1/24	11		11
#G00363, 8.000%, due 6/1/25	20		21
#C80329, 8.000%, due 8/1/25	3		4
#G14643, 4.000%, due 8/1/26	49		52
#G14550, 4.500%, due 9/1/26	267		279
#G15360, 4.500%, due 11/1/26	111		117
#G04821, 8.500%, due 7/1/31	890		1,058
#G02454, 6.500%, due 7/1/32	381		426
4427, Tranche MA, 3.000%, due 2/15/34	1,676		1,732
#G06085, 6.500%, due 9/1/38	28		33
#G60680, 6.500%, due 9/1/39	445		516
#G61050, 5.500%, due 3/1/41	223		256
FHR 5113, Tranche CE, 1.000%, due 1/25/43	777		778
Total FHLMC Mortgage Obligations			9,432
Federal National Mortgage Association (FNMA)—20.7%
#323933, 7.000%, due 9/1/29	166		189
#880993, 6.000%, due 1/1/22	—	(a)	—	(a)
#888982, 6.000%, due 12/1/22	6		6
#AM2182, 2.160%, due 1/1/23	675		682
#AN1746, 2.150%, due 9/1/23	1,019		1,034
#995395, 6.000%, due 12/1/23	2		2
#190988, 9.000%, due 6/1/24	—	(a)	—	(a)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AL8529, 6.000%, due 11/1/24	$827	$852
#AL2853, 4.500%, due 6/1/26	487	509
#AL9730, 4.500%, due 2/1/27	871	913
#AL9870, 6.500%, due 2/1/28	373	411
#AL4502, 4.000%, due 11/1/28	328	351
#AL9857, 4.000%, due 2/1/29	2,375	2,502
#555933, 7.000%, due 6/1/32	219	243
#555866, 7.500%, due 3/1/33	129	148
#745409, 7.000%, due 4/1/33	299	331
#CA2754, 4.500%, due 11/1/33	70	76
#725228, 6.000%, due 3/1/34	567	646
#AL6413, 8.000%, due 8/1/34	105	117
#AD0720, 5.500%, due 12/1/34	157	178
#AL6412, 7.500%, due 9/1/35	418	472
#886762, 7.000%, due 9/1/36	139	163
#AD0731, 7.500%, due 8/1/37	1,233	1,457
#888530, 7.500%, due 8/1/37	1,156	1,383
#AL6411, 7.000%, due 12/1/37	811	927
#AD0100, 7.000%, due 12/1/38	337	404
#FM2467, 6.000%, due 1/1/39	1,318	1,551
#AL9226, 5.500%, due 12/1/41	1,948	2,250
#BM1328, 6.000%, due 1/1/42	990	1,153
#AL6276, 5.500%, due 10/1/43	107	121
#BM5121, 5.500%, due 12/1/48	791	928
#CA5837, 6.000%, due 7/1/49	1,116	1,309
2021-58, Tranche F, SOFR30A + 0.200%, 0.248%, due 9/25/61, VRN	664	659
Total FNMA Mortgage Obligations		21,967
Government National Mortgage Association (GNMA)—1.7%
2021-160, Tranche MA, 1.000%, due 1/20/50	1,842	1,832
Collateralized Mortgage Obligation—0.8%
Seasoned Loans Structured Transaction Trust, 3.500%, due 6/25/28	820	843

Commercial Mortgage-Backed Securities—4.5%
JP Morgan Chase Commercial Mortgage Securities Trust—144A, 2021-NYAH, Tranche A, 1M USD LIBOR + 0.760%, 0.870%, 6/15/38, VRN	1,895	1,893
Med Trust—144A, 2021-MDLN, Tranche A, 1M USD LIBOR + 0.950%, 1.060%, 11/15/38, VRN	2,000	2,001
Med Trust—144A, 2021-MDLN, Tranche B, 1M USD LIBOR + 1.450%, 1.560%, 11/15/38, VRN	885	884
Total Commercial Mortgage-Backed Securities		4,778

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	89

Ultra-Short Duration Bond Fund (formerly known as Low Duration Fund)

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Asset-Backed Securities—14.7%
Automobile—8.7%
Canadian Pacer Auto Receivables Trust—144A, 2021-1A, Tranche A1, 0.121%, 10/19/22	$447	$447
Canadian Pacer Auto Receivables Trust—144A, 2021-1A, Tranche A2A, 0.240%, 10/19/23	570	569
CarMax Auto Owner Trust, 2020-1, Tranche C, 2.340%, 11/17/25	600	612
Carvana Auto Receivables Trust, 2021-P3, Tranche A3, 0.700%, 11/10/26	1,450	1,432
Enterprise Fleet Financing LLC—144A, 2021-3, Tranche A2, 0.770%, 8/20/27	700	696
GM Financial Automobile Leasing Trust, 2020-1, Tranche C, 2.040%, 12/20/23	1,400	1,411
JPMorgan Chase Bank NA - CACLN—144A, 2021-3, Tranche B, 0.760%, 2/26/29	1,083	1,077
Mercedes-Benz Auto Lease Trust, 2020-B, Tranche A2, 0.310%, 2/15/23	103	103
Tesla Auto Lease Trust—144A, 2019-A, Tranche C, 2.680%, 1/20/23	1,625	1,646
Volkswagen Auto Loan Enhanced Trust, 2021-1, Tranche A2, 0.490%, 10/21/24	1,215	1,215
Total Automobile		9,208
Credit Card—0.4%
American Express Credit Account Master Trust, 2017-5, Tranche B, 1M USD LIBOR + 0.580%, 0.690%, 2/18/25, VRN	450	451
Other—5.6%
CCG Receivables Trust—144A, 2021-2, Tranche A2, 0.540%, 3/14/29	1,025	1,019
CNH Equipment Trust, 2021-C, Tranche A2, 0.330%, 1/15/25	965	963
GreatAmerica Leasing Receivables Funding LLC—144A, 2021-2, Tranche A2, 0.380%, 3/15/24	1,425	1,420
GreatAmerica Leasing Receivables Funding LLC—144A, 2021-2, Tranche A3, 0.670%, 7/15/25	475	470
Kubota Credit Owner Trust—144A, 2020-2A, Tranche A2, 0.410%, 6/15/23	735	735

Issuer	Principal Amount	Value

Asset-Backed Securities—(continued)
Other—(continued)
Verizon Owner Trust, 2020-A, Tranche C, 2.060%, 7/22/24	$1,250	$1,266
Total Other		5,873
Total Asset-Backed Securities		15,532

Corporate Obligations—39.2%
Financials—29.6%
Bank of America Corporation, SOFR + 0.970%, 1.020%, due 7/22/27, VRN	1,850	1,883
Bank of Montreal, SOFR + 0.680%, 0.730%, due 3/10/23, VRN	2,000	2,008
Canadian Imperial Bank of Commerce, SOFR + 0.400%, 0.450%, due 12/14/23, VRN	1,900	1,900
Citigroup, Inc., SOFR + 0.770%, 0.820%, due 6/9/27, VRN	1,250	1,260
Credit Suisse AG, 0.520%, due 8/9/23	950	943
JPMorgan Chase & Co., SOFR + 0.885%, 0.934%, due 4/22/27, VRN	1,075	1,090
JPMorgan Chase & Co., SOFR + 0.765%, 0.815%, due 9/22/27, VRN	1,525	1,532
KeyBank NA, SOFR + 0.340%, 0.390%, due 1/3/24, VRN	2,000	1,999
Met Tower Global Funding—144A, SOFR + 0.550%, 0.599%, due 1/17/23, VRN	1,481	1,486
New York Life Global Funding—144A, SOFR + 0.480%, 0.530%, due 6/9/26, VRN	1,750	1,755
Royal Bank of Canada, SOFR + 0.525%, 0.574%, due 1/20/26, VRN	1,500	1,498
Royal Bank of Canada, SOFR + 0.340%, 0.389%, due 10/7/24, VRN	1,875	1,875
The Bank of New York Mellon Corporation, SOFR + 0.200%, 0.250%, due 10/25/24, VRN	2,080	2,074
The Bank of Nova Scotia, SOFR + 0.545%, 0.595%, due 3/2/26, VRN	980	981
The Bank of Nova Scotia, SOFR + 0.260%, 0.310%, due 9/15/23, VRN	1,300	1,298
The Charles Schwab Corporation, SOFR + 0.520%, 0.570%, due 5/13/26, VRN	2,500	2,509

See accompanying Notes to Financial Statements.

90	Annual Report	December 31, 2021

Ultra-Short Duration Bond Fund (formerly known as Low Duration Fund)

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Corporate Obligations—(continued)
Financials—(continued)
The Goldman Sachs Group, Inc., SOFR + 0.810%, 0.860%, due 3/9/27, VRN	$1,300	$1,308
The Toronto-Dominion Bank, SOFR + 0.355%, 0.405%, due 3/4/24, VRN	2,700	2,701
Truist Financial Corporation, SOFR + 0.400%, 0.450%, due 6/9/25, VRN	1,305	1,302
Total Financials		31,402
Consumer Discretionary—2.6%
BMW US Capital LLC Co.—144A, SOFR + 0.530%, 0.580%, due 4/1/24, VRN	500	503
Toyota Motor Credit Corporation, SOFR + 0.330%, 0.379%, due 1/11/24, VRN	2,275	2,275
Total Consumer Discretionary		2,778
Industrials—2.6%
Caterpillar Financial Services Corporation, SOFR + 0.245%, 0.295%, due 5/17/24, VRN	2,750	2,751
Real Estate—1.9%
Public Storage, SOFR + 0.470%, 0.520%, due 4/23/24, VRN	2,005	2,003
Utilities—1.3%
Florida Power & Light Co., SOFR + 0.250%, 0.300%, due 5/10/23, VRN	1,375	1,371
Information Technology—1.2%
Analog Devices, Inc., SOFR + 0.250%, 0.300%, due 10/1/24, VRN	325	326
Intuit, Inc., 0.650%, due 7/15/23	1,000	997
Total Information Technology		1,323
Total Corporate Obligations		41,628
Total Long-Term Investments—99.3% (cost $105,766)		105,356
Total Investments—99.3% (cost $105,766)		105,356

Issuer	Principal Amount	Value

Securities Sold, Not Yet Purchased
U.S. Government Agency—(10.6)%
Federal National Mortgage Association (FNMA)—(10.6)%
TBA, 2.000%, due 1/1/52	$(1,500)	$(1,496)
TBA, 2.500%, due 1/1/52	(7,500)	(7,656)
TBA, 3.000%, due 1/1/52	(2,000)	(2,073)
Total FNMA Mortgage Obligations		(11,225)
Total Securities Sold, Not Yet Purchased—(10.6)% (proceeds $11,211)		(11,225)
Cash and other assets, less liabilities—11.3%		12,020
Net assets—100.0%		$106,151

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2021. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Amount is less than the minimum amount disclosed.

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	91

Emerging Markets Debt Market Review and Outlook

2021 was a very volatile year for emerging markets (EM) debt investors. In the beginning of the year, optimism about vaccine rollouts and the approval of a $1.9 trillion fiscal package in the United States shored up expectations for a sharp global economic recovery. A positive combination of improving global growth prospects and favorable liquidity conditions sustained investor sentiment, leading to higher equity and commodity prices and tighter credit spreads during most of the first half of the year.

However, market conditions deteriorated for EM debt investors in the second half of 2021 as sentiment weakened on a combination of increased concerns about the strength of the global economy, persistently high inflation, global supply-chain disruptions, rising energy prices, and late in the year resurgence of COVID-19 related concerns. In the United States, bond yields rose sharply, and the U.S. dollar strengthened as strong inflationary pressures led investors to anticipate an earlier start to monetary policy normalization.

In this environment, the credit spread of the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Index”), after compressing by 12 bps during the first half of the year, widened by 29 bps in the second half, ending the year at 369 bps, for a net increase of 17 bps during the year. In 2021 the Index returned -1.80%, in U.S. dollar terms. Despite the overall negative market environment for most the year, high-yielding countries outperformed high-grade countries over the period, reflecting to a large extent their lower sensitivity to rising U.S. Treasury yields.

While we retain a constructive medium- to long-term outlook for EM debt, we anticipate that investors will continue to experience several headwinds in the near term, including concerns about disruptions created by the COVID-19 pandemic, rising energy prices, persistently high inflation, and monetary policy tightening globally. Despite these headwinds, we believe EM debt offers attractive value to investors with medium- to long-term focus and willingness to tolerate short-term periods of higher volatility.

We believe the fundamentals for EM debt should continue to improve in 2022. We estimate that gross domestic product (GDP) growth in EM countries will reach 4.8% in 2022, below the 7% growth rate seen in 2021 but above pre-COVID-19 trend levels. Meanwhile, we believe EM fiscal accounts should improve to -5.5% of GDP in 2022, from -6% in 2021 and -7.7% in 2020. At 1.6% of GDP, EM countries have maintained strong basic balance levels, highlighting the resilience of EM external accounts even during the pandemic.

EM government debt as a percentage of GDP should stabilize at just over 60%. Inflation in EM is expected to decline to 4.2% in 2022 from 4.3% in 2021. We anticipate that EM exports will increase by 7.9% in 2022 compared to 2021, reflecting improvements in global trade and high commodity prices.

In the EM corporate credit space, we believe that fundamentals remain solid, although we don’t expect further improvement. At an aggregate level, in our view, balance sheets and maturity profiles remain healthy, despite a slight increase in capital expenditures. But we believe year-over-year comparisons will become less favorable into 2022 given the strong growth rates of last year.

We believe that technical conditions should remain supportive in 2022 as debt supply remains constrained because of declining net refinancing needs, which occurred due to improved fiscal accounts and prefinancing activities. We also expect inflows to EM debt portfolios to continue to recover as allocations to the asset class by global investors are well below peak levels and not in line with the size of the opportunity set, especially in the context of very attractive relative valuations versus developed market credit. However, this overall positive technical backdrop should be partly offset in the near term by seasonally high net debt issuance in the beginning of the year.

In our view, EM debt appears attractively valued on both an absolute and relative basis, as spreads have remained wider than historical levels. EM sovereign high-yield spreads appear very compelling, as they are at heightened levels compared with their 10-year averages. EM sovereign high-yield spreads are particularly attractive versus U.S. high-yield levels. EM credit spreads are well above developed market credit spreads and significantly wider than their 10-year averages.

In this overall environment, we expect EM debt credit spreads to remain stable in the next few months before resuming their long-term compression trend once the aforementioned headwinds start to dissipate later in the year, reflecting an improving fundamental picture, supportive technical conditions, and attractive valuations.

92	Annual Report	December 31, 2021

Emerging Markets Debt Fund

The Emerging Markets Debt Fund seeks to provide attractive risk-adjusted returns relative to the Fund’s benchmark through investments in hard currency denominated debt issued in emerging market countries.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Marcelo Assalin, CFA Marco Ruijer, CFA

The William Blair Emerging Markets Debt Fund (Class I shares) (the “Fund”) posted a 1.39% decrease, net of fees, for the period from inception on May 25, 2021 through December 31, 2021. By comparison, the Fund’s benchmark index, the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified (the “Index”), decreased 0.22%.

The Fund’s underperformance is primarily attributable to country selection. Our allocations to higher risk countries contributed 22 bps, while our allocations to medium- and lower-risk countries contributed -2 bps and -22 bps, respectively. Cash position, hedging, duration, and other factors such as fees and expenses detracted 115 bps.

Higher-Risk Countries

In higher-risk countries, our overweight positions in Argentina, Zambia, and Belize contributed the most to performance during the year, while our overweight positions in Ukraine, Egypt, and Lebanon detracted the most.

In Argentina, performance was primarily driven by our overweight position in Province of Buenos Aires (PBA) bonds. PBA and creditors reached a deal to restructure PBA’s defaulted debt, which has led to material outperformance of the provincial bonds versus the sovereign.

In Zambia, the overwhelming victory of the opposition candidate Hakainde Hichilema of the United Party for National Development (UPND) at the August 2021 presidential elections resulted in a sharp rally in Zambian bonds. Hichilema was expected to embrace more predictable and prudent economic policies and support the country’s relationship with the International Monetary Fund (IMF) under a new program. The market responded favorably to Hichilema’s initial cabinet appointments, particularly the minister of finance.

Belize bought back its defaulted bonds from creditors at 55 cents on the dollar, which was well above where its bonds were trading in September 2021. A nonprofit organization called The Nature Conservancy (TNC) issued a blue bond to fund the government’s buyback of its market debt. As part of the deal, Belize will invest $30 million in ocean conservation efforts.

In Ukraine, underperformance was driven by our overweight position in warrants. There was some positive news from the IMF, which confirmed the latest disbursement and announced an extension of Ukraine’s IMF program into 2022. However, this positive development was overshadowed by lingering concerns of a potential military attack from Russia as troops were rumored to be building close to the Ukrainian border.

In Egypt, underperformance was driven by a combination of poor technical conditions and a challenging macro backdrop. New borrowing by the Egyptian government from an Eurobond issuance ($3 billion in three tranches) was not well received by the market, contributing to a deterioration in investor sentiment. This deterioration in sentiment resulted in lower bond prices, which negatively affected our portfolio given the overweight positioning in the credit.

Lebanon, our overweight position, underperformed during the year. Uncertainty about the formation of a government, deteriorating economic conditions, and concerns around the prospects for a productive engagement with the IMF impacted investor sentiment and resulted in a sharp drop in bond prices.

December 31, 2021	William Blair Funds	93

Emerging Markets Debt Fund

Medium-Risk Countries

In medium-risk countries, off-benchmark corporate debt positions in Brazil and Guatemala and an overweight position in Jamaica added the most to performance during the year, while overweight positions in Bahrain, Oman, and Mexico detracted the most.

Our diverse corporate positions contributed to security selection in Brazil. Performance was led by investments in an iron ore/steel producer and two consumer sector companies. Performance was offset by an oil and gas investment affected by an abrupt government intervention in the company’s management.

In Guatemala, our overweight position in select corporate credit contributed to performance. Two positions in the utility sector—one in distribution and the other focused on renewable energy—outperformed benchmark sovereign debt in 2021. In our view, the positions continue to offer attractive yields and display improving fundamentals.

In Jamaica, our off-benchmark position in selected corporate credit in the financial sector contributed positively to performance.

In Bahrain, our overweight position underperformed despite higher oil prices and an increase in the domestic value-added tax (VAT) rate. We believe this should help restore some credibility in the fiscal reform program. Our positioning, however, was focused on the long end of the curve, which has been negatively impacted by a steepening of the curve.

Our overweight position in Oman generated alpha due to the country level outperformance that was driven by a strong fiscal consolidation effort. However, this was more than offset by negative security selection as the long end bonds where our positioning has been concentrated underperformed as curve steepened significantly throughout the year on sizeable issuance.

Lastly, in Mexico underperformance was driven primarily by a corporate position in a leasing company.

Lower-Risk Countries

In lower-risk countries, underweight positions in Malaysia and overweight positions in India and Indonesia contributed the most to performance, while off-benchmark positions in China and overweight positions in Romania and the UAE detracted the most.

In Malaysia, the outperformance was attributed mostly to our overweighting a short-dated quasi-sovereign issue while underweighting the rest of the sovereign curve.

In India, positions in off-benchmark corporate credit worked well following the growth rebound of the Indian economy. This offered some cushion to bond prices despite market risk-off during the year.

In Indonesia, overweight positions in quasi-sovereign bonds contributed to performance as quasi-sovereign bonds outperformed sovereign bonds during the period. Moreover, positions in off-benchmark corporate credit also contributed to performance.

In China, performance was hurt by overweight positions in corporate credit. Because Chinese corporate credit risk appeared oversold earlier in the fourth quarter, we increased our exposure to the segment. However, the lack of support measures from the government and the slow, drawn out process of some default cases in the Chinese property sector resulted in further underperformance. We expect volatility to remain but ultimately prove to offer good entry points as the sector resets.

In Romania, sentiment was hit by a collapse in the ruling government coalition. This damaged investor sentiment as the market had been optimistic that the technocrats were expected to continue along the fiscal consolidation path. In our view, sentiment is likely to remain weak until a new coalition is in place that can restore market confidence.

Lastly, In the UAE, our underweight position in sovereign bonds hurt performance. As large oil exporter, the UAE’s economy benefited from rising oil prices; this shielded the country somewhat from the volatility seen elsewhere across emerging markets during 2021.

Please refer to the Emerging Markets Debt Market Review and Outlook relating to the Fund on page 92.

94	Annual Report	December 31, 2021

Emerging Markets Debt Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
Since Inception(a)
Class I	(1.39)%
Class R6	(1.32)
JPMorgan EMBI Global Diversified	(0.22)

(a)	Since inception is for the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks the total return of U.S.-dollar denominated debt instruments issued by sovereign and quasi-sovereign entities.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2021	William Blair Funds	95

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

Foreign Government Bonds—61.5%
Albania—0.4%
Albania Government International Bond—144A, 3.500%, due 11/23/31	EUR	200	$224
Angola—1.8%
Angolan Government International Bond, 8.000%, due 11/26/29		$500	493
Angolan Government International Bond, 9.500%, due 11/12/25		250	267
Angolan Government International Bond, 9.125%, due 11/26/49		200	191
			951
Argentina—0.7%
Argentine Republic Government International Bond, 2.500%, due 7/9/41, VRN(a)		475	168
Argentine Republic Government International Bond, 2.000%, due 1/9/38, VRN(a)		300	115
Argentine Republic Government International Bond, 0.500%, due 7/9/30, VRN(a)		275	97
			380
Bahrain—2.1%
Bahrain Government International Bond, 7.500%, due 9/20/47		400	405
Bahrain Government International Bond, 5.450%, due 9/16/32		400	387
Bahrain Government International Bond, 6.250%, due 1/25/51		300	274
			1,066
Bermuda—0.4%
Bermuda Government International Bond, 3.375%, due 8/20/50		200	200
Bolivia—0.4%
Bolivian Government International Bond, 4.500%, due 3/20/28		200	183
Brazil—1.7%
Brazilian Government International Bond, 5.625%, due 2/21/47		200	199
Brazilian Government International Bond, 5.625%, due 1/7/41		500	512
Brazilian Government International Bond, 3.750%, due 9/12/31		200	188
			899
Cameroon—0.5%
Republic of Cameroon—144A, 5.950%, due 7/7/32	EUR	250	266
Chile—1.4%
Chile Government International Bond, 3.250%, due 9/21/71		$200	184
Chile Government International Bond, 2.550%, due 7/27/33		550	535
			719

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Colombia—2.4%
Colombia Government International Bond, 6.125%, due 1/18/41		$830	$854
Colombia Government International Bond, 5.625%, due 2/26/44		200	194
Colombia Government International Bond, 5.200%, due 5/15/49		200	184
			1,232
Costa Rica—0.7%
Costa Rica Government International Bond, 5.625%, due 4/30/43		400	342
Dominican Republic—2.3%
Dominican Republic International Bond, 4.875%, due 9/23/32		200	203
Dominican Republic International Bond, 6.400%, due 6/5/49		150	158
Dominican Republic International Bond, 5.875%, due 1/30/60		700	672
Dominican Republic International Bond, 6.850%, due 1/27/45		150	165
			1,198
Ecuador—2.0%
Ecuador Government International Bond, 5.000%, due 7/31/30, VRN(a)		400	330
Ecuador Government International Bond, 1.000%, due 7/31/35, VRN(a)		400	261
Ecuador Government International Bond, 0.500%, due 7/31/40, VRN(a)		450	260
Ecuador Government International Bond, 0.000%, due 7/31/30		275	153
			1,004
Egypt—4.1%
Egypt Government International Bond, 4.750%, due 4/16/26	EUR	300	329
Egypt Government International Bond, 6.375%, due 4/11/31		150	157
Egypt Government International Bond, 3.875%, due 2/16/26		$250	234
Egypt Government International Bond, 8.875%, due 5/29/50		750	679
Egypt Government International Bond—144A, 5.800%, due 9/30/27		250	240
Egypt Government International Bond—144A, 7.300%, due 9/30/33		250	230
Egypt Government International Bond—144A, 8.750%, due 9/30/51		250	223
			2,092
El Salvador—0.6%
El Salvador Government International Bond, 7.625%, due 2/1/41		300	165
El Salvador Government International Bond, 9.500%, due 7/15/52		200	122
			287
Gabon—0.5%
Gabon Government International Bond—144A, 7.000%, due 11/24/31		250	244

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2021

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Ghana—1.9%
Ghana Government International Bond, 7.750%, due 4/7/29		$500	$417
Ghana Government International Bond, 8.625%, due 4/7/34		400	324
Ghana Government International Bond, 8.125%, due 1/18/26		250	231
			972
Guatemala—0.4%
Guatemala Government Bond, 6.125%, due 6/1/50		200	229
Hungary—0.5%
Hungary Government International Bond, 3.125%, due 9/21/51		250	246
Indonesia—2.4%
Indonesia Government International Bond, 4.750%, due 2/11/29		300	349
Indonesia Government International Bond, 4.450%, due 4/15/70		250	297
Indonesia Government International Bond, 3.400%, due 9/18/29		550	594
			1,240
Iraq—1.6%
Iraq International Bond, 5.800%, due 1/15/28		203	194
Iraq International Bond, 6.752%, due 3/9/23		600	608
			802
Ivory Coast—0.4%
Ivory Coast Government International Bond, 6.625%, due 3/22/48	EUR	200	226
Jamaica—0.4%
Jamaica Government International Bond, 6.750%, due 4/28/28		$200	229
Jordan—0.4%
Jordan Government International Bond, 7.375%, due 10/10/47		200	202
Kenya—0.4%
Republic of Kenya Government International Bond, 8.250%, due 2/28/48		200	203
Lebanon—0.6%
Lebanon Government International Bond, 7.150%, due 11/20/31(b)		1,200	120
Lebanon Government International Bond, 6.850%, due 3/23/27(b)		600	60
Lebanon Government International Bond, 5.800%, due 4/14/20(b)		1,400	145
			325
Macedonia—0.9%
North Macedonia Government International Bond, 1.625%, due 3/10/28	EUR	200	213
North Macedonia Government International Bond, 3.675%, due 6/3/26		200	240
			453

Issuer	Principal Amount	Value

Foreign Government Bonds—(continued)
Mexico—1.2%
Mexico Government International Bond, 6.050%, due 1/11/40	$200	$249
Mexico Government International Bond, 3.750%, due 4/19/71	400	358
		607
Mongolia—0.4%
Mongolia Government International Bond—144A, 4.450%, due 7/7/31	200	189

Morocco—0.4%
Morocco Government International Bond, 4.000%, due 12/15/50	200	181
Nigeria—1.6%
Nigeria Government International Bond, 7.696%, due 2/23/38	200	184
Nigeria Government International Bond—144A, 6.125%, due 9/28/28	225	216
Nigeria Government International Bond—144A, 7.375%, due 9/28/33	250	238
Nigeria Government International Bond—144A, 8.250%, due 9/28/51	225	210
		848
Oman—1.6%
Oman Government International Bond, 6.000%, due 8/1/29	200	215
Oman Government International Bond, 6.750%, due 1/17/48	600	609
		824
Pakistan—1.7%
Pakistan Government International Bond, 8.250%, due 4/15/24	200	212
Pakistan Government International Bond, 8.875%, due 4/8/51	200	198
Pakistan Government International Bond, 6.000%, due 4/8/26	250	249
Pakistan Government International Bond—144A, 6.000%, due 4/8/26	200	200
		859
Panama—1.8%
Panama Government International Bond, 4.500%, due 5/15/47	450	496
Panama Government International Bond, 4.500%, due 4/1/56	400	441
		937
Paraguay—0.5%
Paraguay Government International Bond, 4.700%, due 3/27/27	250	277
Peru—1.0%
Peruvian Government International Bond, 3.230%, due 7/28/21	280	241
Peruvian Government International Bond, 3.000%, due 1/15/34	200	199
Peruvian Government International Bond, 3.600%, due 1/15/72	100	97
		537

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	97

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount		Value

Foreign Government Bonds—(continued)
Philippines—1.5%
Philippine Government International Bond, 3.700%, due 2/2/42		$700	$763
Qatar—1.9%
Qatar Government International Bond, 9.750%, due 6/15/30		200	313
Qatar Government International Bond, 4.400%, due 4/16/50		550	681
			994
Romania—1.9%
Romanian Government International Bond, 4.625%, due 4/3/49	EUR	650	839
Romanian Government International Bond, 3.500%, due 4/3/34		100	119
			958

Russia—1.4%
Russian Foreign Bond, 5.100%, due 3/28/35		$400	471
Russian Foreign Bond, 5.625%, due 4/4/42		200	259
			730
Saudi Arabia—2.2%
Saudi Government International Bond, 3.750%, due 1/21/55		200	214
Saudi Government International Bond, 2.250%, due 2/2/33		400	391
Saudi Government International Bond, 3.450%, due 2/2/61		500	504
			1,109
Serbia—0.8%
Serbia International Bond—144A, 1.000%, due 9/23/28	EUR	400	429
South Africa—0.7%
Republic of South Africa Government International Bond, 5.650%, due 9/27/47		$200	191
Republic of South Africa Government International Bond, 5.750%, due 9/30/49		200	192
			383
Sri Lanka—1.7%
Sri Lanka Government International Bond, 7.850%, due 3/14/29		1,000	502
Sri Lanka Government International Bond, 5.750%, due 1/18/22		250	223
Sri Lanka Government International Bond, 5.875%, due 7/25/22		200	134
			859
Tunisia—0.5%
Banque Centrale de Tunisie International Bond, 5.625%, due 2/17/24	EUR	300	265
Turkey—1.0%
Turkey Government International Bond, 4.875%, due 4/16/43		$450	345
Turkey Government International Bond, 5.750%, due 5/11/47		200	162
			507

Issuer	Principal Amount	Value

Foreign Government Bonds—(continued)
Ukraine—3.6%
Ukraine Government International Bond, 0.000%, due 5/31/40, VRN(a)	$450	$408
Ukraine Government International Bond, 7.750%, due 9/1/22	400	395
Ukraine Government International Bond, 7.253%, due 3/15/33	750	658
Ukraine Government International Bond, 9.750%, due 11/1/28	400	402
		1,863
Uruguay—1.3%
Uruguay Government International Bond, 4.975%, due 4/20/55	510	668
Zambia—0.9%
Zambia Government International Bond, 8.500%, due 4/14/24	400	314
Zambia Government International Bond, 8.970%, due 7/30/27	200	154
		468
Total Foreign Government Bonds—61.5% (cost $33,363)		31,669

Foreign Corporate Bonds—30.8%
Azerbaijan—0.9%
State Oil Co. of the Azerbaijan Republic, 6.950%, due 3/18/30	400	482
Brazil—1.3%
Atento Luxco 1 S.A., 8.000%, due 2/10/26	250	266
MV24 Capital BV, 6.748%, due 6/1/34	181	186
Petrorio Luxembourg S.a.r.l., 6.125%, due 6/9/26	200	199
		651
Chile—1.6%
Banco de Chile—144A, 2.990%, due 12/9/31	200	197
CAP S.A., 3.900%, due 4/27/31	250	235
Kenbourne Invest S.A., 4.700%, due 1/22/28	200	195
VTR Finance N.V., 6.375%, due 7/15/28	200	209
		836
China—3.1%
China Evergrande Group, 9.500%, due 3/29/24(b)	300	45
CNAC HK Finbridge Co., Ltd., 4.875%, due 3/14/25	200	217
CNAC HK Finbridge Co., Ltd., 3.000%, due 9/22/30	200	202
Huarong Finance 2017 Co., Ltd., 5 year CMT + 6.983%, 4.000%, due 11/7/22, VRN(c)	200	198

See accompanying Notes to Financial Statements.

98	Annual Report	December 31, 2021

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Foreign Corporate Bonds—(continued)
China (continued)
Lee & Man Paper Manufacturing, Ltd., 5 year CMT + 8.280%, 5.500%, due 5/29/24, VRN(c)	$200	$201
Sinochem Offshore Capital Co., Ltd., 2.375%, due 9/23/31	300	290
Sinopec Group Overseas Development 2015, Ltd., 4.100%, due 4/28/45	200	225
West China Cement, Ltd., 4.950%, due 7/8/26	200	190
Yuzhou Group Holdings Co., Ltd., 7.850%, due 8/12/26	200	55
		1,623
Colombia—1.5%
Bancolombia S.A., 5 year CMT + 2.929%, 4.875%, due 10/18/27, VRN	200	199
Canacol Energy Ltd.—144A, 5.750%, due 11/24/28	200	199
Gran Colombia Gold Corp.—144A, 6.875%, due 8/9/26	200	198
SierraCol Energy Andina LLC—144A, 6.000%, due 6/15/28	200	188
		784
Dominican Republic—0.5%
Empresa Generadora de Electricidad Haina S.A.—144A, 5.625%, due 11/8/28	250	251

Ghana—0.7%
Kosmos Energy Ltd.—144A, 7.750%, due 5/1/27	200	191
Tullow Oil plc, 7.000%, due 3/1/25	200	164
		355
Guatemala—1.2%
Banco Industrial S.A., 5 year CMT + 4.442%, 4.875%, due 1/29/31, VRN	200	198
Energuate Trust, 5.875%, due 5/3/27	200	207
Investment Energy Resources Ltd.—144A, 6.250%, due 4/26/29	200	215
		620
India—1.5%
Continuum Energy Levante, 4.500%, due 2/9/27	199	203
Export-Import Bank of India, 2.250%, due 1/13/31	200	188
Periama Holdings LLC, 5.950%, due 4/19/26	200	212
Vedanta Resources Finance II plc, 9.250%, due 4/23/26	200	188
		791

Issuer	Principal Amount		Value

Foreign Corporate Bonds—(continued)
Indonesia—2.6%
Nickel Mines Ltd.—144A, 6.500%, due 4/1/24		$200	$199
Perusahaan Penerbit SBSN Indonesia III, 2.800%, due 6/23/30		300	309
PT Bank Tabungan Negara Persero Tbk, 4.200%, due 1/23/25		200	204
PT Pertamina Persero, 2.300%, due 2/9/31		200	191
PT Pertamina Persero, 3.100%, due 8/27/30		200	204
PT Pertamina Persero, 6.000%, due 5/3/42		200	245
			1,352
Jamaica—0.4%
Sagicor Financial Co., Ltd.—144A, 5.300%, due 5/13/28		200	205
Kazakhstan—1.1%
KazMunayGas National Co. JSC, 5.750%, due 4/19/47		450	550
Malaysia—3.4%
1MDB Global Investments, Ltd., 4.400%, due 3/9/23		1,200	1,204
Dua Capital, Ltd., 2.780%, due 5/11/31		300	298
Petronas Capital, Ltd., 4.550%, due 4/21/50		200	248
			1,750
Mexico—3.3%
BBVA Bancomer S.A., 5 year CMT + 2.650%, 5.125%, due 1/18/33, VRN		200	206
Credito Real S.A.B. de C.V. SOFOM ER, 5.000%, due 2/1/27	EUR	200	133
Petroleos Mexicanos, 7.690%, due 1/23/50		$500	480
Petroleos Mexicanos, 6.950%, due 1/28/60		500	441
Petroleos Mexicanos, 6.750%, due 9/21/47		238	210
Unifin Financiera S.A. DE Co., 8.375%, due 1/27/28		300	247
			1,717
Mongolia—0.4%
Development Bank of Mongolia, 7.250%, due 10/23/23		200	210
Nigeria—0.9%
Fidelity Bank plc—144A, 7.625%, due 10/28/26		200	196
SEPLAT Energy plc, 7.750%, due 4/1/26		250	249
			445
Peru—0.4%
Minsur S.A.—144A, 4.500%, due 10/28/31		200	203

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	99

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Foreign Corporate Bonds—(continued)
Qatar—1.2%
Qatar Petroleum —144A, 2.250%, due 7/12/31	$600	$593
Russia—0.5%
Credit Bank of Moscow Via CBOM Finance plc—144A, 5 year CMT + 6.561%, 7.625%, due 4/4/27, VRN(c)	250	233
South Africa—0.4%
Liquid Telecommunications Financing plc, 5.500%, due 9/4/26	200	206
Supranational—0.4%
The African Export-Import Bank—144A, 3.798%, due 5/17/31	200	204
Trinidad—0.4%
Trinidad Generation UnLtd, 5.250%, due 11/4/27	200	204
Turkey—0.5%
Turkiye Ihracat Kredi Bankasi A.S.—144A, 5.750%, due 7/6/26	300	273
United Arab Emirates—1.8%
Abu Dhabi Government International Bond, 2.700%, due 9/2/70	450	408
Emirate of Dubai Government International Bonds, 3.900%, due 9/9/50	200	191
Sharjah Sukuk Program, Ltd., 3.234%, due 10/23/29	300	303
		902
Uzbekistan—0.8%
Ipoteka-Bank ATIB, 5.500%, due 11/19/25	200	203
Uzbekneftegaz JSC—144A, 4.750%, due 11/16/28	200	193
		396
Total Foreign Corporate Bonds—30.8% (cost $16,095)		15,836

Foreign Municipal Bonds—1.1%
Argentina—1.1%
Provincia de Buenos Aires, 3.900%, due 9/1/37, VRN(a)	400	170
Provincia de Buenos Aires—144A, 3.900%, due 9/1/37, VRN(a)	50	21
Provincia de Buenos Aires—144A, 3.500%, due 9/1/37, VRN(a)	200	79
Provincia de Cordoba, 5.000%, due 6/1/27, VRN(a)	150	94
Provincia de Entre Rios Argentina, 5.000%, due 8/8/28, VRN(a)	150	104
Provincia de Neuquen Argentina, 4.625%, due 4/27/30, VRN(a)	200	120
		588
Total Foreign Municipal Bonds—1.1% (cost $639)		588

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $2,483, collateralized by U.S. Treasury Bond, 1.875%, due 02/15/41, valued at $2,533	$2,483	$2,483
Total Repurchase Agreement—4.8% (cost $2,483)		2,483
Total Investments in Securities—98.2% (cost $52,580)		50,576
Total Investments—98.2% (cost $52,580)		50,576
Cash and other assets, less liabilities—1.8%		918
Net assets—100.0%		$51,494

(a) Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. Rate presented is as of December 31, 2021.

(b) = Defaulted security.

(c) Security is perpetual in nature and has no stated maturity.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

VRN = Variable Rate Note

At December 31, 2021, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Sovereign	68.8%
Corporate
Financials	4.0%
Energy	3.7%
Materials	3.4%
Communication Services	1.3%
Quasi-Sovereign	1.3%
Utilities	0.9%
Consumer Discretionary	0.5%
Quasi-Sovereign	14.9%
Sub Sovereign	0.8%
Supranational	0.4%
Total	100.0%

At December 31, 2021, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	92.8%
Euro	7.2%
Total	100.0%

See accompanying Notes to Financial Statements.

100	Annual Report	December 31, 2021

Emerging Markets Debt Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Foreign Currency Contract

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Sold
3/16/22	Euro	Citibank N.A. London	3,145	$3,560	$3,586	$(26)

Centrally Cleared Interest Rate Swaps

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
3 Month USD LIBOR	Receive	1.774%	6M	February 2071	LCH	$477	$(22)	$(50)	$(28)
3 Month USD LIBOR	Receive	0.750%	6M	June 2036	LCH	1,720	186	211	25
3 Month USD LIBOR	Receive	1.250%	6M	June 2051	LCH	644	77	73	(4)
6 Month EURIBOR	Receive	(0.250)%	1Y	June 2026	LCH	EUR 483	(3)	6	9
6 Month EURIBOR	Receive	(0.250)%	1Y	June 2028	LCH	EUR 675	10	18	8
6 Month EURIBOR	Receive	0.000%	1Y	June 2031	LCH	EUR 320	(4)	10	14
6 Month EURIBOR	Receive	0.000%	1Y	June 2036	LCH	EUR 270	20	21	1
6 Month EURIBOR	Receive	0.250%	1Y	June 2041	LCH	EUR 670	16	41	25
3 Month USD LIBOR	Receive	0.500%	6M	June 2026	LCH	$651	12	23	11
3 Month USD LIBOR	Pay	0.500%	6M	June 2028	LCH	1,742	(96)	(102)	(6)
3 Month USD LIBOR	Pay	1.000%	6M	June 2041	LCH	2,952	(389)	(377)	12
									$67

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Russian Federation	Buy	1.000%	3M	June 2026	ICE	$400	$(1)	$3	$4
Republic of South Africa	Buy	1.000%	3M	June 2026	ICE	600	27	22	(5)
Kingdom of Saudi Arabia	Buy	1.000%	3M	June 2026	ICE	400	(8)	(9)	(1)
Republic of Colombia	Buy	1.000%	3M	December 2031	ICE	800	98	111	13
									$11
Total net unrealized appreciation (depreciation) on swaps									$78

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	101

Macro Allocation Fund

The Macro Allocation Fund seeks to maximize long-term risk-adjusted total return.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer, CFA

The William Blair Macro Allocation Fund (Class N shares) (the “Fund”) posted a 1.15% increase, net of fees, for the year ended December 31, 2021. By comparison, the Fund’s benchmark index, the ICE BofAML US 3-Month Treasury Bill Index (the “Index”), increased 0.05%.

The Fund’s market strategy was positive during the period. Positive performance was primarily driven by long exposure in U.S., U.K., Australia, and China equities as well as long exposure within the global energy sector. Detracting from performance were long exposures to U.S. Treasuries and emerging debt, and short exposure to Mexico, Switzerland, and Netherlands equity markets. Currency strategy was negative for the year, primarily due to long exposures in the Turkish lira, Colombian peso, and Japanese yen. Positive impacts came from short exposures in the New Zealand dollar, Thai baht, and euro.

Global equities finished 2021 close to all-time highs driven by strong performance from developed market equities, particularly in the U.S. and Europe. Emerging markets equities (inclusive of currency fluctuations) ended the year lower than they started with China and Brazil notably weak. Within U.S. equities, Energy and Real Estate were the strongest sectors while Utilities and Consumer Staples lagged. Global fixed income indices generally fell as yields moved higher by year end. The U.S. dollar strengthened against most currencies, particularly the Turkish lira, Chilean peso, and Colombian peso. The Chinese yuan and Russian ruble were notable exceptions to this.

Events concerning the Omicron variant provided a reminder that the headwinds caused by the COVID-19 pandemic remain likely to re-emerge. The mutation, which was discovered in Africa in late November, appeared to possess greater ease of transmission and greater ability to infect those already vaccinated or previously infected. There are some indications that the variant may be less likely to cause severe illness and that protection afforded by vaccines is still present, though reduced. Even before the recorded emergence of Omicron, several European countries had been experiencing a new COVID-19 resurgence and had again adopted increased social restrictions. In December, with the variant circulating with greater ease—even among highly vaccinated populations such as in the United Kingdom—such restrictions were reintroduced and/or tightened. As of year-end, growth-retarding restrictions on mobility were considerably lighter than those that had prevailed early in 2021, and special fiscal support measures from governments had generally not been rekindled, but expectations of central bank monetary tightening that had been built into market prices were nonetheless scaled back.

Notwithstanding the above, conventional wisdom has evolved considerably over the last year to assume that most central banks are firmly on a trajectory to pare back their extraordinary monetary accommodation of recent years. The exceptions to this pattern are Japan and some other Asian countries. Elsewhere, higher inflation has begun to curtail central bank asset purchase programs, even as the message from developed world monetary authorities remained one of viewing inflation as mostly transient. Policy rates in developed countries mostly remain at their historic lows with a few exceptions like New Zealand and the United Kingdom, both of which commenced the process of normalizing rates, but interest rates are almost everywhere predicted to rise earlier than had previously been the case.

Many emerging countries are ahead of the developed world in this tightening phase, and have been grappling with sharper consumer price increases and less credibility to spare were they to declare this “temporary” and look through it in a similar way as the U.S. Federal Reserve

102	Annual Report	December 31, 2021

Macro Allocation Fund

and others have. Accordingly, there have, for example, been multiple central bank rate increases already across Latin America, Russia, and a first increase in South Africa. In some countries—Brazil and Chile included—the speed of rate tightening has increased in recent months. So far there is scant indication of consumer price inflation having peaked in these places, though we believe Brazil may be closest to this point. In addition, the rise in inflation has in most cases been faster than central banks have been raising rates, meaning that real interest rates (based on historic inflation) have in general fallen rather than increased. In this regard, even in the emerging world, there is some acknowledgement that the world is presently witnessing an unusually sharp price surge, influenced by the combined impact of supply constraints and demand rebound on energy, commodities, and goods that are a result of the emergence from the worst economic effects of 2020. Even in Latin America and Russia, there is apparently a belief that some of this effect will fall back out of consumer prices as supply and demand normalize, hence policy rates should rise but not fully match increases in respective countries’ consumer price indices. If this is correct, then real interest rates across much of the emerging world should rise as price increases moderate and nominal monetary policy rates stay high or rise higher, as is expected by market participants.

This prognosis is the rationale behind a significant part of our currency strategy in portfolios, where our largest long positions are in those currencies whose central banks are leading the way—and/or expected to do so—in respect of monetary tightening, and where the currencies themselves are also quite deeply fundamentally undervalued in our view. These currency opportunities (in Brazil, Russia, Chile, Colombia) have yet to be rewarded and accordingly remain wide (attractive). We further increased our exposure to the Chilean peso and the Brazilian real in the quarter. Political risk exists in both countries, with Chile having just had a presidential election and Brazil scheduled for one in 2022. Populist leaders in both countries present challenges to ESG-oriented institutional quality and the business climate, but, importantly, the monetary institutions—which are central to our valuation case—remain highly robust and independent of political interference. Hence, we have taken advantage of the potential opportunities presented by undervaluation and monetary tightening.

The high yield (real estate) market in China was rocked by a payment default on the bonds of one of the country’s largest property developers, Evergrande, which in turn was part of the fallout of the government’s efforts to reduce leverage and indebtedness in parts of its economy and financial system, and also to tighten regulations in other areas. Although China has a huge credit market, this episode has not introduced contagion outside of real estate, which is a significant part of the high yield market but a very small part of total corporate credit. We maintained a small long exposure to the broad China equity market during the fourth quarter. The exposure initially comprised small cap stocks only, which fared much better than large cap exposures that are more exposed to government regulation. We then sought to capitalize on this significant weakness by increasing our overall China exposure via large cap stocks. Overall, our equity exposure to China has been of benefit to the Fund in 2021. There remains a risk that, in their regulatory enthusiasm, the authorities may at some point trigger a more significant hit to growth expectations, and accordingly, influence a wider adverse market movement. But we have expected a slowdown in China’s growth rate for a long time and it remains reflected in our valuation assumptions for that equity market. Furthermore, from a global perspective, some slowdown in China acts as a counterweight to the economic rebounds seen in other parts of the world in the last year and more.

We retained a modest exposure to the Turkish lira during most of the year, which was a performance drag on the portfolio. While we believe the lira remains deeply undervalued, the exposure within the Fund was much smaller than the valuation picture would justify because of Turkey’s continued push for inappropriately easy monetary policy (in sharp contrast to the rest of the world) in the face of very high inflation. This push increasingly appeared to be aimed at fuelling an economic boom—via a weak currency and a current account surplus—to, in part, boost the popularity of its president. As this low rate/weak currency strategy became more aggressive, and with the independence of the central bank severely compromised, we exited the small lira exposure as it further depreciated. In the medium term, we expect the country’s monetary institutions to outlast President Erdogan, and that the substantial pessimism afflicting the currency at present, coupled with its very considerable fundamental attractiveness, may ultimately provide a renewed investment opportunity, but a full and appropriate exploitation of this may ultimately be dependent on President Erdogan’s exit from his current position of influence and power.

As indicated above, the exposures within the Fund are a combination of instruments, including exchange-traded funds, physical baskets of securities, and derivatives. The decision on what instrument to use is a function of liquidity, cost, precision, tax treatment, and transparency. Derivatives are used both to gain desired exposures and hedge away undesired exposures. The performance of the Fund will be predominantly dictated by the macro exposures themselves (such as long Brazil equity) as opposed to the instrument used to gain the exposure (exchange-traded fund or physical basket of securities vs. derivative).

December 31, 2021	William Blair Funds	103

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Returns through 12/31/2021
	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	1.15%	0.50%	1.03%	2.92%	—%
Class I	1.41	0.75	1.31	3.19	—
Class R6	1.48	0.83	1.39	—	0.98
ICE BofAML US 3-Month Treasury Bill Index	0.05	0.99	1.14	0.62	0.75

(a)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to December 31, 2021.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML US 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2021. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of December 31, 2021.

Category	% of net assets
Equity Exchange-Traded Funds	68.0
Fixed Income Exchange-Traded Funds	4.1
Common Stocks	3.6
Foreign Government Bonds	12.6
Preferred Stocks	0.2
Repurchase Agreement	1.8
U.S. Government	7.4
Cash and other assets, less liabilities	2.3
Total	100.0%

104	Annual Report	December 31, 2021

Macro Allocation Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Shares	Value

Exchange-Traded Funds—72.1%
Equity Exchange-Traded Funds—68.0%
Financial Select Sector SPDR Fund	48,600	$1,898
iShares Core S&P 500 ETF	78,400	37,396
iShares MSCI Brazil ETF	137,900	3,871
iShares MSCI India ETF	14,900	683
SPDR S&P 500 ETF Trust	89,800	42,652
Utilities Select Sector SPDR Fund	7,200	515
Vanguard S&P 500 ETF	85,700	37,414
Vietnam Enterprise Investments, Ltd. Class “C”	380,599	3,941
Total Equity Exchange-Traded Funds		128,370

Fixed Income Exchange-Traded Funds—4.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	43,400	5,751
SPDR Bloomberg Barclays High Yield Bond ETF	19,100	2,074
Total Fixed Income Exchange-Traded Funds		7,825
Total Exchange-Traded Funds—72.1% (cost $113,488)		136,195

Common Stocks—3.6%

Emerging Asia—2.8%
Philippines—2.8%
Ayala Corporation (Industrial conglomerates)	30,135	491
Ayala Land, Inc. (Real estate management & development)	829,572	597
Bank of the Philippine Islands (Banks)	191,378	346
BDO Unibank, Inc. (Banks)	207,177	491
Globe Telecom, Inc. (Wireless telecommunication services)	2,838	185
GT Capital Holdings, Inc. (Industrial conglomerates)	10,669	113
International Container Terminal Services, Inc. (Transportation infrastructure)	107,001	420
JG Summit Holdings, Inc. (Industrial conglomerates)	309,655	322
Jollibee Foods Corporation (Hotels, restaurants & leisure)	47,736	203
Manila Electric Co. (Electric utilities)	24,563	142
Metro Pacific Investments Corporation (Diversified financial services)	1,306,184	100
Metropolitan Bank & Trust Co. (Banks)	190,547	208
PLDT, Inc. (Wireless telecommunication services)	8,113	288
SM Investments Corporation (Industrial conglomerates)	25,320	468
SM Prime Holdings, Inc. (Real estate management & development)	1,065,550	708
Universal Robina Corporation (Food products)	94,844	238
		5,320
	Shares or
	Principal
Issuer	Amount		Value

Common Stocks (continued)

Emerging Latin America—0.8%
Chile—0.8%
Banco de Chile (Banks)		2,728,516	$213
Banco de Credito e Inversiones S.A. (Banks)		3,053	89
Banco Santander Chile (Banks)		3,942,983	159
Cencosud S.A. (Food & staples retailing)		90,355	151
Cencosud Shopping S.A. (Real estate management & development)		29,528	35
Cia Cervecerias Unidas S.A. (Beverages)		9,497	77
Colbun S.A. (Independent power & renewable electricity producers)		482,425	39
Empresas CMPC S.A. (Paper & forest products)		64,728	109
Empresas COPEC S.A. (Oil, gas &consumable fuels)		23,030	178
Enel Americas S.A. (Electric utilities)		1,278,509	140
Enel Chile S.A. (Electric utilities)		1,687,130	59
Falabella S.A. (Multiline retail)		45,490	148
			1,397
Total Common Stocks—3.6% (cost $6,836)			6,717

Foreign Government Bonds—12.6%
Brazil—3.8%
Brazil Notas do Tesouro Nacional Serie F, 10.000%, due 1/1/25	BRL	40,820	7,209
			7,209
Malaysia—6.1%
Malaysia Government Bond, 3.480%, due 3/15/23	MYR	47,080	11,461
South Africa—2.7%
Republic of South Africa Government Bond, 7.000%, due 2/28/31	ZAR	96,173	5,085
			5,085
Total Foreign Government Bonds—12.6% (cost $25,147)			23,755

Preferred Stock—0.2%

Emerging Latin America—0.2%
Chile—0.2%
Sociedad Quimica y Minera de Chile S.A. Class “B” (Chemicals)		8,310	424
Total Preferred Stock—0.2% (cost $418)			424

Repurchase Agreement—1.8%
Fixed Income Clearing Corporation, 0.000% dated 12/31/21, due 1/3/22, repurchase price $3,472, collateralized by U.S. Treasury Bond, 1.875%, due 2/15/41, valued at $3,542		$3,472	3,472
Total Repurchase Agreement—1.8% (cost $3,472)			3,472

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	105

Macro Allocation Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government—7.4%
U.S. Treasury Bill, 0.057%, due 4/21/22(a)	1,500	$1,500
U.S. Treasury Bill, 0.043%, due 5/19/22(a)	1,500	1,499
U.S. Treasury Bill, 0.066%, due 6/16/22(a)	1,500	1,499
U.S. Treasury Bill, 0.073%, due 7/14/22(a)	1,500	1,499
U.S. Treasury Bill, 0.069%, due 8/11/22(a)(b)	1,500	1,498
U.S. Treasury Bill, 0.073%, due 9/8/22(a)	1,500	1,498
U.S. Treasury Bill, 0.089%, due 10/6/22(a)(b)	1,500	1,497
U.S. Treasury Bill, 0.165%, due 11/3/22(a)(b)	1,500	1,497
U.S. Treasury Bill, 0.255%, due 12/1/22(a)	1,500	1,496
U.S. Treasury Bill, 0.384%, due 12/29/22(a)	500	498
Total U.S. Government—7.4% (cost $13,988)		13,981
Total Investments in Securities—97.7% (cost $163,349)		184,544
Cash and other assets, less liabilities—2.3%		4,252
Net assets—100.0%		$188,796

(a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $11,712 (in thousands).

(b) Security, or portion of security, is pledged as collateral for OTC swap contracts aggregating a total value of $961 (in thousands).

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2021

Macro Allocation Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Forward Foreign Currency Contracts

Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
1/19/22	Brazilian Real	Citibank N.A. London	86,201	$15,400	$15,424	$24
1/19/22	Chilean Peso	Citibank N.A. London	10,638,984	12,505	12,462	(43)
1/19/22	Chinese Yuan Renminbi	Citibank N.A. London	2,682	421	422	1
1/19/22	Colombian Peso	Citibank N.A. London	64,972,338	16,563	15,951	(612)
1/19/22	Czech Koruna	Citibank N.A. London	9,407	428	430	2
1/19/22	Hong Kong Dollar	Citibank N.A. London	3,352	430	430	—
1/19/22	Indian Rupee	Citibank N.A. London	230,675	3,046	3,091	45
1/19/22	Indonesian Rupiah	Citibank N.A. London	37,392,466	2,626	2,626	—
1/19/22	Israeli Shekel	Citibank N.A. London	2,102	676	676	—
1/19/22	Mexican Peso	Citibank N.A. London	200,761	9,525	9,781	256
1/19/22	New Turkish Lira	Citibank N.A. London	103,805	7,395	7,744	349
1/19/22	Philippine Peso	Citibank N.A. London	244,837	4,864	4,768	(96)
1/19/22	Russian Ruble	Citibank N.A. London	1,518,598	20,421	20,211	(210)
1/19/22	Singapore Dollar	Citibank N.A. London	33,693	24,702	25,000	298
1/19/22	South Korean Won	Citibank N.A. London	1,902,630	1,617	1,599	(18)
1/19/22	Taiwan Dollar	Citibank N.A. London	129,563	4,691	4,679	(12)
1/19/22	Thai Baht	Citibank N.A. London	8,478	255	254	(1)
3/16/22	Australian Dollar	Citibank N.A. London	801	581	583	2
3/16/22	Canadian Dollar	Citibank N.A. London	263	206	207	1
3/16/22	Euro	Citibank N.A. London	503	570	573	3
3/16/22	Japanese Yen	Citibank N.A. London	1,793,048	15,823	15,597	(226)
3/16/22	New Zealand Dollar	Citibank N.A. London	1,422	971	973	2
3/16/22	Norwegian Krone	Citibank N.A. London	52,333	5,805	5,935	130
3/16/22	Swedish Krona	Citibank N.A. London	43,264	4,780	4,791	11
3/16/22	Swiss Franc	Citibank N.A. London	433	474	476	2
						$(92)
Sold
1/19/22	Brazilian Real	Citibank N.A. London	2,208	395	395	—
1/19/22	Chilean Peso	Citibank N.A. London	273,569	322	320	2
1/19/22	Chinese Yuan Renminbi	Citibank N.A. London	40,175	6,315	6,314	1
1/19/22	Colombian Peso	Citibank N.A. London	2,083,509	520	512	8
1/19/22	Czech Koruna	Citibank N.A. London	221,085	9,809	10,105	(296)
1/19/22	Hong Kong Dollar	Citibank N.A. London	76,812	9,853	9,851	2
1/19/22	Indian Rupee	Citibank N.A. London	16,654	223	223	—
1/19/22	Indonesian Rupiah	Citibank N.A. London	197,170,976	13,689	13,851	(162)
1/19/22	Israeli Shekel	Citibank N.A. London	54,420	17,550	17,505	45
1/19/22	Mexican Peso	Citibank N.A. London	7,895	385	385	—
1/19/22	New Turkish Lira	Citibank N.A. London	103,805	7,219	7,744	(525)
1/19/22	Philippine Peso	Citibank N.A. London	14,748	288	287	1
1/19/22	Russian Ruble	Citibank N.A. London	48,748	652	649	3
1/19/22	Singapore Dollar	Citibank N.A. London	1,475	1,090	1,094	(4)
1/19/22	South African Rand	Citibank N.A. London	22,651	1,434	1,418	16
1/19/22	South Korean Won	Citibank N.A. London	237,698	199	200	(1)
1/19/22	Thai Baht	Citibank N.A. London	200,128	5,971	5,990	(19)
3/16/22	Australian Dollar	Citibank N.A. London	19,144	13,699	13,931	(232)
3/16/22	British Pound Sterling	Citibank N.A. London	631	834	854	(20)
3/16/22	Canadian Dollar	Citibank N.A. London	26,178	20,626	20,692	(66)
3/16/22	Euro	Citibank N.A. London	11,563	13,090	13,184	(94)
3/16/22	Japanese Yen	Citibank N.A. London	56,101	488	488	—
3/16/22	New Zealand Dollar	Citibank N.A. London	44,211	29,978	30,247	(269)
3/16/22	Swedish Krona	Citibank N.A. London	3,403	376	377	(1)
3/16/22	Swiss Franc	Citibank N.A. London	10,091	10,941	11,095	(154)
						$(1,765)
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$(1,857)

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	107

Macro Allocation Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Value (Local, in Thousands)	Notional Amount (USD)	Notional Value (USD)	Net Unrealized Appreciation (Depreciation)
Long
32	CAC 40 Index	January 2022	Euro	2,286	$2,527	$2,602	$75
39	IBEX 35 Index	January 2022	Euro	3,387	3,667	3,856	189
64	OMXS 30 Index	January 2022	Swedish Krona	15,483	1,640	1,714	74
13	FTSE Taiwan Index	January 2022	U.S. Dollar	834	823	834	11
229	MSCI Singapore ETS Index	January 2022	Singapore Dollar	7,789	5,722	5,780	58
211	FTSE KLCI Index	January 2022	Malaysian Ringgit	16,442	3,896	3,947	51
12	KOSPI 200 Index	March 2022	South Korean Won	1,182,750	981	995	14
44	SPI 200 Index	March 2022	Australian Dollar	8,082	5,823	5,880	57
5	DAX Index	March 2022	Euro	1,982	2,240	2,257	17
71	E-Mini Russell 1000 Index	March 2022	U.S. Dollar	5,859	5,686	5,859	173
141	FTSE 100 Index	March 2022	British Pound Sterling	10,327	13,687	13,978	291
12	FTSE MIB Index	March 2022	Euro	1,635	1,813	1,861	48
115	MSCI China Index	March 2022	U.S. Dollar	5,338	5,452	5,338	(114)
106	MSCI Indonesia Index	March 2022	U.S. Dollar	1,739	1,729	1,739	10
191	MSCI World Energy Index	March 2022	U.S. Dollar	5,862	5,789	5,862	73
5	SWISS Markets Index	March 2022	Swiss Franc	640	682	702	20
89	U.S. 5 Year Treasury Note	March 2022	U.S. Dollar	10,767	10,722	10,767	45
							$1,092
Short
3	Amsterdam Index	January 2022	Euro	479	$540	$545	$(5)
63	Euro-Bobl	March 2022	Euro	8,394	9,623	9,557	66
4	Euro-Bund	March 2022	Euro	685	794	781	13
31	Euro-Buxl 30YR Bond	March 2022	Euro	6,409	7,650	7,297	353
7	NIKKEI 225	March 2022	Japanese Yen	100,660	870	875	(5)
27	FTSE/JSE Top 40 Index	March 2022	South African Rand	18,088	1,116	1,135	(19)
37	E-Mini Russell 1000 Index	March 2022	U.S. Dollar	5,689	5,532	5,689	(157)
288	EURO STOXX 50 Index	March 2022	Euro	12,348	13,682	14,058	(376)
76	MSCI Emerging Markets Index	March 2022	U.S. Dollar	4,660	4,698	4,660	38
4	MSCI Hong Kong Index	March 2022	U.S. Dollar	279	280	279	1
164	MSCI Mexico Index	March 2022	U.S. Dollar	4,677	4,347	4,677	(330)
23	NASDAQ 100 E-Mini Index	March 2022	U.S. Dollar	7,508	7,512	7,508	4
415	S&P 500 E Mini Index	March 2022	U.S. Dollar	98,739	96,686	98,739	(2,053)
9	S&P E-Mini Com Ser Index	March 2022	U.S. Dollar	914	901	914	(13)
5	XAK Technology	March 2022	U.S. Dollar	875	862	875	(13)
9	XAY Consumer Discretionary	March 2022	U.S. Dollar	1,858	1,848	1,858	(10)
27	10YR Canada Bond	March 2022	Canadian Dollar	3,851	2,966	3,044	(78)
68	U.S. 10 Year Treasury Note	March 2022	U.S. Dollar	8,872	$8,772	8,872	(100)
							$(2,684)
Total net unrealized appreciation (depreciation) on futures contracts							$(1,592)

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2021

Macro Allocation Fund

Portfolio of Investments, December 31, 2021 (all dollar amounts in thousands)

Centrally Cleared Interest Rate Swap

Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Brazil CDI ON Deposit Rate	Pay	9.985%	Maturity	January 2025	CME	BRL 43,258	$—(a)	$(51)	$(51)

Total Return Swaps

Reference Entity	Pay/Receive Floating/Fixed Rate	Floating/ Fixed Rate	Maturity Dates	Counterparty	Notional Amount (in thousands)	Market Value	Unrealized Appreciation (Depreciation)
CSI 500 Net Total Return Index	Pay	(1,140) bp	Sep 2022	Credit Suisse International	$1,921	$88	$88

MSCI Philippines Index Future	Pay	0 bp	Mar 2022	Goldman Sachs International	197	1	1

RTS Index Future	Pay	0 bp	Mar 2022	Credit Suisse International	2,169	88	88
							$177

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
ITRAXX-EUROPE S36V1-5Y	Sell	1.000%	3M	December 2026	ICE	EUR 3,506	$105	$105	$—
Total net unrealized appreciation (depreciation) on swaps									$126

(a) Amount is less than the minimum amount disclosed.

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	109

Statements of Assets and Liabilities

As of December 31, 2021 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Core Fund
Assets
Investments in securities, at cost	$174,368	$722,003	$38,704	$79,088
Investments in securities, at value	$341,944	$1,108,240	$52,922	$92,902
Receivable for securities sold	4,003	—	—	—
Receivable for fund shares sold	101	3,493	26	57
Receivable from Adviser	—	101	22	15
Dividend and interest receivable	23	106	3	30
Total assets	346,071	1,111,940	52,973	93,004
Liabilities
Payable for securities purchased	—	4,828	—	34
Payable for fund shares redeemed	41	327	8	47
Management fee payable	220	548	39	68
Distribution fee payable	8	41	1	—
Other payables and accrued expenses	102	176	75	75
Total liabilities	371	5,920	123	224
Net assets	$345,700	$1,106,020	$52,850	$92,780
Capital
Composition of net assets
Paid in capital	$171,727	$714,283	$26,391	$85,874
Total distributable earnings (loss)	173,973	391,737	26,459	6,906
Net assets	$345,700	$1,106,020	$52,850	$92,780

Class N shares
Net assets	$36,807	$203,014	$5,480	—
Shares outstanding	3,115,619	8,291,254	412,173	—
Net asset value per share	$11.81	$24.49	$13.29	—
Class I shares
Net assets	$293,900	$669,060	$46,694	$61,433
Shares outstanding	19,716,658	25,560,484	3,182,135	3,767,058
Net asset value per share	$14.91	$26.18	$14.67	$16.31
Class R6 shares
Net assets	$14,993	$233,946	$676	$31,347
Shares outstanding	1,002,620	8,944,511	46,007	1,920,994
Net asset value per share	$14.95	$26.16	$14.69	$16.32

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2021

Statements of Operations

For the Year Ended December 31, 2021 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Core Fund
Investment income
Dividends	$1,776	$4,936	$276	$461
Less foreign tax withheld	(2)	—	—	(3)
Total income	1,774	4,936	276	458
Expenses
Investment advisory fees	2,449	5,062	741	526
Distribution fees	89	414	14	—
Custodian fees	51	56	56	74
Transfer agent fees	73	183	14	1
Sub-transfer agent fees
Class N	45	223	7	—
Class I	161	400	99	36
Professional fees	49	84	33	31
Registration fees	44	78	53	32
Shareholder reporting fees	17	46	4	2
Trustee fees	21	49	6	2
Other expenses	23	52	12	8
Total expenses before expense limitation	3,022	6,647	1,039	712
Expenses waived or reimbursed by the Adviser
Class N	(5)	(248)	(16)	—
Class I	—	(472)	(223)	(117)
Class R6	—	(128)	(1)	(49)
Total expenses waived or reimbursed by the Adviser	(5)	(848)	(240)	(166)
Net expenses	3,017	5,799	799	546
Net investment income (loss)	(1,243)	(863)	(523)	(88)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	38,774	54,657	22,029	6,597
Total net realized gain (loss)	38,774	54,657	22,029	6,597
Change in net unrealized appreciation (depreciation) of:
Investments in securities	27,119	154,591	(13,963)	6,181
Change in net unrealized appreciation (depreciation)	27,119	154,591	(13,963)	6,181
Net increase (decrease) in net assets resulting from operations	$64,650	$208,385	$7,543	$12,690

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	111

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund		Small-Mid Cap Core Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(1,243)	$(660)	$(863)	$1,218	$(523)	$(342)	$(88)	$6
Net realized gain (loss) on investments, and other assets and liabilities	38,774	42,176	54,657	34,530	22,029	6,414	6,597	(13,678)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	27,119	40,608	154,591	144,802	(13,963)	12,060	6,181	7,247
Net increase (decrease) in net assets resulting from operations	64,650	82,124	208,385	180,550	7,543	18,132	12,690	(6,425)
Distributions to shareholders
Class N	(4,767)	(4,769)	(8,639)	(5,187)	(243)	(466)	—	—
Class I	(31,377)	(27,747)	(27,171)	(14,681)	(1,877)	(5,249)	—	—
Class R6	(1,576)	(1,332)	(9,649)	(6,012)	(27)	(42)	—	—
Total distributions	(37,720)	(33,848)	(45,459)	(25,880)	(2,147)	(5,757)	—	—
Capital stock transactions
Proceeds from sale of shares	24,728	28,188	419,690	494,318	8,991	11,489	56,055	266,207
Shares issued in reinvestment of income dividends and capital gain distributions	36,511	32,736	43,442	22,621	2,127	5,537	—	—
Less cost of shares redeemed	(39,720)	(65,536)	(232,907)	(262,574)	(47,634)	(18,977)	(6,010)	(236,325)
Net increase (decrease) in net assets resulting from capital share transactions	21,519	(4,612)	230,225	254,365	(36,516)	(1,951)	50,045	29,882
Increase (decrease) in net assets	48,449	43,664	393,151	409,035	(31,120)	10,424	62,735	23,457
Net assets
Beginning of period	297,251	253,587	712,869	303,834	83,970	73,546	30,045	6,588
End of period	$345,700	$297,251	$1,106,020	$712,869	$52,850	$83,970	$92,780	$30,045

See accompanying Notes to Financial Statements.

112	Annual Report	December 31, 2021

Statements of Assets and Liabilities

As of December 31, 2021 (dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$2,270,451	$522,658	$1,639,975
Investments in securities, at value	$3,049,419	$698,036	$2,071,723
Receivable for securities sold	—	11,706	216
Receivable for fund shares sold	8,294	3,137	874
Receivable from Adviser	153	15	1
Dividend and interest receivable	140	85	1,855
Total assets	3,058,006	712,979	2,074,669
Liabilities
Payable for securities purchased	532	1,341	3,493
Payable for fund shares redeemed	6,133	622	222
Management fee payable	2,575	673	1,280
Distribution fee payable	49	38	1
Other payables and accrued expenses	655	227	275
Total liabilities	9,944	2,901	5,271
Net assets	$3,048,062	$710,078	$2,069,398
Capital
Composition of net assets
Paid in capital	$2,201,766	$528,201	$1,576,264
Total distributable earnings (loss)	846,296	181,877	493,134
Net assets	$3,048,062	$710,078	$2,069,398

Class N shares
Net assets	$232,166	$179,739	$3,313
Shares outstanding	7,194,528	5,633,876	98,511
Net asset value per share	$32.27	$31.90	$33.63
Class I shares
Net assets	$2,487,862	$402,629	$1,059,157
Shares outstanding	71,654,175	10,731,683	31,539,710
Net asset value per share	$34.72	$37.52	$33.58
Class R6 shares
Net assets	$328,034	$127,710	$1,006,928
Shares outstanding	9,427,981	3,396,173	29,987,845
Net asset value per share	$34.79	$37.60	$33.58

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	113

Statements of Operations

For the Year Ended December 31, 2021 (all amounts in thousands)

			Small Cap Value Fund
	Small-Mid Cap Growth Fund	Small Cap Growth Fund	Period Ended December 31, 2021 (a)	Year Ended October 31, 2021
Investment income
Dividends	$11,454	$2,394	$4,704	$26,013
Less foreign tax withheld	(150)	(40)	—		(14)
Interest	—	—	—	2
Total income	11,304	2,354	4,704	26,001
Expenses
Investment advisory fees	34,175	8,111	2,579	13,395
Distribution fees	699	476	3	7
Administration fees	—	—	—	524
Custodian fees	75	57	7	85
Transfer agent fees	198	89	24	95
Sub-transfer agent fees
Class N	393	284	2	4	(b)
Class I	3,480	403	78	1,690
Professional fees	291	85	20	88
Registration fees	87	51	10	51
Shareholder reporting fees	118	39	16	44
Trustee fees	242	48	—	33
Other expenses	177	53	15	38
Total expenses before expense limitation	39,935	9,696	2,754	16,054
Expenses waived or reimbursed by the Adviser
Class N	(211)	(108)	(1)	(1	)(b)
Class I	(1,630)	(9)	—	—
Class R6	—	—	—	—	(b)
Total expenses waived or reimbursed by the Adviser	(1,841)	(117)	(1)		(1)
Net expenses	38,094	9,579	2,753	16,053
Net investment income (loss)	(26,790)	(7,225)	1,951	9,948
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	563,362	132,217	61,233	239,708
Redemptions in-kind	169,211	—	—	—
Total net realized gain (loss)	732,573	132,217	61,233	239,708
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(416,628)	(38,580)	23,828	449,268
Change in net unrealized appreciation (depreciation)	(416,628)	(38,580)	23,828	449,268
Net increase (decrease) in net assets resulting from operations	$289,155	$86,412	$87,012	$698,924

(a)	For the period from November 1, 2021 to December 31, 2021.
(b)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

See accompanying Notes to Financial Statements.

114	Annual Report	December 31, 2021

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020 (all amounts in thousands)

					Small Cap Value Fund
	Small-Mid Cap Growth Fund		Small Cap Growth Fund		Period Ended December 31,	Year Ended October 31,	Year Ended October 31,
	2021	2020	2021	2020	2021 (a)	2021	2020
Operations
Net investment income (loss)	$(26,790)	$(20,276)	$(7,225)	$(4,664)	$1,951	$9,948	$3,431
Net realized gain (loss) on investments, and other assets and liabilities	732,573	172,271	132,217	88,364	61,233	239,708	5,972
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(416,628)	703,070	(38,580)	88,533	23,828	449,268	(116,875)
Net increase (decrease) in net assets resulting from operations	289,155	855,065	86,412	172,233	87,012	698,924	(107,472)
Distributions to shareholders
Class N	(21,416)	(5,612)	(32,137)	(18,482)	(117)	— (b)	—
Class I	(214,965)	(51,667)	(64,470)	(35,006)	(40,018)	(184,473)	(41,314)
Class R6	(27,879)	(1,737)	(18,771)	(9,448)	(38,470)	— (b)	—
Total distributions	(264,260)	(59,016)	(115,378)	(62,936)	(78,605)	(184,473)	(41,314)
Capital stock transactions
Proceeds from sale of shares	760,395	829,348	138,428	113,709	156,798	1,256,445	484,278
Shares issued in connection with reorganization - See Note 1(b)	—	—	—	—	—	45,734	—
Shares issued in reinvestment of income dividends and capital gain distributions	258,615	58,002	113,063	62,018	77,431	181,788	40,801
Less cost of shares redeemed	(1,572,925)	(1,012,131)	(187,055)	(280,953)	(193,465)	(1,159,600)	(103,715)
Net increase (decrease) in net assets resulting from capital share transactions	(553,915)	(124,781)	64,436	(105,226)	40,764	324,367	421,364
Increase (decrease) in net assets	(529,020)	671,268	35,470	4,071	49,171	838,818	272,578
Net assets
Beginning of period	3,577,082	2,905,814	674,608	670,537	2,020,227	1,181,409	908,831
End of period	$3,048,062	$3,577,082	$710,078	$674,608	$2,069,398	$2,020,227	$1,181,409

(a)	For the period from November 1, 2021 to December 31, 2021.
(b)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	115

Statements of Assets and Liabilities

As of December 31, 2021 (dollar amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$75,199	$881,185	$1,208,280	$731,420
Investments in securities, at value	$143,835	$1,307,726	$2,122,270	$1,283,519
Foreign currency, at value (cost $ —; $517; $1,321; $40)	—	518	1,330	41
Receivable for fund shares sold	73	2,354	1,713	114
Receivable from Adviser	19	115	10	—
Dividend and interest receivable	106	989	3,060	1,598
Total assets	144,033	1,311,702	2,128,383	1,285,272
Liabilities
Payable for securities purchased	48	2,194	—	—
Payable for fund shares redeemed	4	163	983	959
Management fee payable	102	923	1,828	1,026
Distribution fee payable	3	10	62	—
Foreign capital gains tax liability	—	1,409	1,911	1,163
Other payables and accrued expenses	94	273	702	281
Total liabilities	251	4,972	5,486	3,429
Net assets	$143,782	$1,306,730	$2,122,897	$1,281,843
Capital
Composition of net assets
Paid in capital	$73,982	$889,964	$1,125,250	$740,121
Total distributable earnings (loss)	69,800	416,766	997,647	541,722
Net assets	$143,782	$1,306,730	$2,122,897	$1,281,843

Class N shares
Net assets	$13,709	$47,234	$293,481	—
Shares outstanding	715,217	1,945,483	7,810,602	—
Net asset value per share	$19.17	$24.28	$37.57	—
Class I shares
Net assets	$124,488	$591,500	$1,702,775	—
Shares outstanding	6,455,622	24,232,476	44,017,084	—
Net asset value per share	$19.28	$24.41	$38.68	—
Institutional/Class R6 shares
Net assets	$5,585	$667,996	$126,641	$1,281,843
Shares outstanding	289,412	27,362,717	3,270,537	67,346,461
Net asset value per share	$19.30	$24.41	$38.72	$19.03

See accompanying Notes to Financial Statements.

116	Annual Report	December 31, 2021

Statements of Operations

For the Year Ended December 31, 2021 (all amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$854	$9,038	$18,864	$10,657
Less foreign tax withheld	(54)	(1,054)	(1,900)	(1,094)
Other income	—	164	1,271	828
Total income	800	8,148	18,235	10,391
Expenses
Investment advisory fees	1,161	10,420	23,538	12,625
Distribution fees	32	88	749	—
Custodian fees	59	197	349	237
Transfer agent fees	9	54	111	35
Sub-transfer agent fees
Class N	18	51	467	—
Class I	97	433	1,590	—
Professional fees	61	167	276	196
Registration fees	37	123	39	22
Shareholder reporting fees	6	27	70	10
Trustee fees	9	76	157	91
Other expenses	12	69	120	54
Total expenses before expense limitation	1,501	11,705	27,466	13,270
Expenses waived or reimbursed by the Adviser
Class N	(30)	(54)	(50)	—
Class I	(205)	(478)	—	—
Institutional/Class R6	(6)	(396)	—	—
Total expenses waived or reimbursed by the Adviser	(241)	(928)	(50)	—
Net expenses	1,260	10,777	27,416	13,270
Net investment income (loss)	(460)	(2,629)	(9,181)	(2,879)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $73; $ — ; $29)	9,128	39,232	332,992	172,780
Foreign currency transactions	(1)	(142)	(282)	(233)
Total net realized gain (loss)	9,127	39,090	332,710	172,547
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $—; $447; $1,468; $737)	12,193	79,849	(123,979)	(51,441)
Foreign currency translations	(7)	(38)	(221)	(151)
Change in net unrealized appreciation (depreciation)	12,186	79,811	(124,200)	(51,592)
Net increase (decrease) in net assets resulting from operations	$20,853	$116,272	$199,329	$118,076

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	117

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(460)	$(101)	$(2,629)	$449	$(9,181)	$(5,712)	$(2,879)	$(553)
Net realized gain (loss) on investments, and other assets and liabilities	9,127	24,259	39,090	8,912	332,710	74,910	172,547	258,776
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	12,186	7,605	79,811	191,243	(124,200)	491,289	(51,592)	130,546
Net increase (decrease) in net assets resulting from operations	20,853	31,763	116,272	200,604	199,329	560,487	118,076	388,769
Distributions to shareholders
Class N	(737)	(1,323)	(1,210)	(140)	(31,606)	(2,350)	—	—
Class I	(6,705)	(12,213)	(16,237)	(2,856)	(181,589)	(21,253)	—	—
Institutional/Class R6	(299)	(323)	(18,646)	(5,774)	(13,865)	(1,273)	(181,394)	(151,353)
Total distributions	(7,741)	(13,859)	(36,093)	(8,770)	(227,060)	(24,876)	(181,394)	(151,353)
Capital stock transactions
Proceeds from sale of shares	13,948	17,101	383,722	390,602	199,696	345,376	48,760	148,064
Shares issued in reinvestment of income dividends and capital gain distributions	7,707	13,852	35,670	8,654	211,018	23,253	181,112	150,369
Less cost of shares redeemed	(13,167)	(98,384)	(293,194)	(144,641)	(572,736)	(700,649)	(211,193)	(1,102,278)
Net increase (decrease) in net assets resulting from capital share transactions	8,488	(67,431)	126,198	254,615	(162,022)	(332,020)	18,679	(803,845)
Increase (decrease) in net assets	21,600	(49,527)	206,377	446,449	(189,753)	203,591	(44,639)	(566,429)
Net assets
Beginning of period	122,182	171,709	1,100,353	653,904	2,312,650	2,109,059	1,326,482	1,892,911
End of period	$143,782	$122,182	$1,306,730	$1,100,353	$2,122,897	$2,312,650	$1,281,843	$1,326,482

See accompanying Notes to Financial Statements.

118	Annual Report	December 31, 2021

Statements of Assets and Liabilities

As of December 31, 2021 (dollar amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$294,485	$439,141	$743,028	$409,350
Investments in securities, at value	$383,349	$479,289	$1,046,086	$503,320
Foreign currency, at value (cost $264; $227; $3,544; $1,254)	268	227	3,552	1,256
Receivable for securities sold	—	—	—	3,068
Receivable for fund shares sold	32	120	4,293	164
Receivable from Adviser	—	43	—	11
Dividend and interest receivable	545	213	902	135
Total assets	384,194	479,892	1,054,833	507,954
Liabilities
Payable for securities purchased	—	3,021	3,747	458
Payable for fund shares redeemed	191	22	181	517
Management fee payable	324	432	967	472
Distribution fee payable	1	—	6	1
Foreign capital gains tax liability	—	2,520	7,565	5,681
Other payables and accrued expenses	167	212	529	417
Total liabilities	683	6,207	12,995	7,546
Net assets	$383,511	$473,685	$1,041,838	$500,408
Capital
Composition of net assets
Paid in capital	$298,616	$441,980	$755,260	$401,854
Total distributable earnings (loss)	84,895	31,705	286,578	98,554
Net assets	$383,511	$473,685	$1,041,838	$500,408

Class N shares
Net assets	$3,540	$2,096	$28,565	$4,262
Shares outstanding	213,737	184,943	1,836,994	181,229
Net asset value per share	$16.56	$11.33	$15.55	$23.52
Class I shares
Net assets	$136,573	$42,750	$190,985	$171,994
Shares outstanding	8,127,972	3,771,771	12,046,848	7,229,505
Net asset value per share	$16.80	$11.33	$15.85	$23.79
Class R6 shares
Net assets	$243,398	$428,839	$822,288	$324,152
Shares outstanding	14,392,725	37,883,768	51,273,233	13,597,285
Net asset value per share	$16.91	$11.32	$16.04	$23.84

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	119

Statements of Operations

For the Year Ended December 31, 2021 (all amounts in thousands)

	International Small Cap Growth Fund	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$3,185	$3,611	$12,525	$3,709
Less foreign tax withheld	(368)	(458)	(1,829)	(490)
Other income	102	—	—	—
Total income	2,919	3,153	10,696	3,219
Expenses
Investment advisory fees	3,684	3,729	13,039	4,811
Distribution fees	8	6	82	10
Custodian fees	132	124	350	275
Transfer agent fees	22	17	61	27
Sub-transfer agent fees
Class N	4	3	42	5
Class I	133	44	167	128
Professional fees	111	90	187	158
Registration fees	47	48	68	52
Shareholder reporting fees	16	9	19	16
Trustee fees	23	20	80	22
Other expenses	24	27	70	24
Total expenses before expense limitation	4,204	4,117	14,165	5,528
Expenses waived or reimbursed by the Adviser
Class N	—	(4)	—	(2)
Class I	—	(73)	—	(10)
Class R6	—	(276)	—	—
Total expenses waived or reimbursed by the Adviser	—	(353)	—	(12)
Net expenses	4,204	3,764	14,165	5,516
Net investment income (loss)	(1,285)	(611)	(3,469)	(2,297)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities (net of foreign capital gains tax paid $—; $640; $2,240; $2,941)	51,053	30,377	193,390	57,784
Foreign currency transactions	(88)	(37)	(983)	(420)
Total net realized gain (loss)	50,965	30,340	192,407	57,364
Change in net unrealized appreciation (depreciation) of:
Investments in securities (net of foreign capital gains tax accrual $—; $1,052; $4,675; $5,159)	(13,204)	(58,107)	(147,119)	(1,756)
Foreign currency translations	(51)	1	(6)	5
Change in net unrealized appreciation (depreciation)	(13,255)	(58,106)	(147,125)	(1,751)
Net increase (decrease) in net assets resulting from operations	$36,425	$(28,377)	$41,813	$53,316

See accompanying Notes to Financial Statements.

120	Annual Report	December 31, 2021

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020 (all amounts in thousands)

	International Small Cap Growth Fund		Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2021	2020	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(1,285)	$(46)	$(611)	$75	$(3,469)	$(2,057)	$(2,297)	$(188)
Net realized gain (loss) on investments, and other assets and liabilities	50,965	32,819	30,340	8,003	192,407	74,647	57,364	46,512
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(13,255)	41,601	(58,106)	49,105	(147,125)	265,671	(1,751)	29,571
Net increase (decrease) in net assets resulting from operations	36,425	74,374	(28,377)	57,183	41,813	338,261	53,316	75,895
Distributions to shareholders
Class N	(504)	(63)	(114)	(15)	(5,480)	(531)	(333)	—
Class I	(20,759)	(3,008)	(3,247)	(621)	(30,440)	(4,443)	(13,825)	(65)
Class R6	(34,265)	(4,066)	(32,392)	(2,293)	(144,353)	(42,354)	(26,855)	(129)
Total distributions	(55,528)	(7,137)	(35,753)	(2,929)	(180,273)	(47,328)	(41,013)	(194)
Capital stock transactions
Proceeds from sale of shares	65,065	42,647	407,452	61,028	303,585	318,162	242,540	71,699
Shares issued in reinvestment of income dividends and capital gain distributions	49,466	6,416	35,512	2,899	167,335	44,146	40,338	191
Less cost of shares redeemed	(48,798)	(88,485)	(167,286)	(94,327)	(486,358)	(247,697)	(102,182)	(117,803)
Net increase (decrease) in net assets resulting from capital share transactions	65,733	(39,422)	275,678	(30,400)	(15,438)	114,611	180,696	(45,913)
Increase (decrease) in net assets	46,630	27,815	211,548	23,854	(153,898)	405,544	192,999	29,788
Net assets
Beginning of period	336,881	309,066	262,137	238,283	1,195,736	790,192	307,409	277,621
End of period	$383,511	$336,881	$473,685	$262,137	$1,041,838	$1,195,736	$500,408	$307,409

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	121

Statements of Assets and Liabilities

As of December 31, 2021 (dollar amounts in thousands)

	China Growth Fund	Bond Fund	Short Duration Bond Fund (a)	Ultra-Short Duration Bond Fund (b)
Assets
Investments in securities, at cost	$7,691	$288,310	$38,514	$105,766
Investments in securities, at value	$7,260	$296,275	$38,699	$105,356
Cash	—	—	13	—
Receivable for securities sold	—	15,314	4,082	13,212
Receivable for fund shares sold	—	39	12	199
Receivable from Adviser	16	6	116	35
Dividend and interest receivable	—	1,642	121	188
Total assets	7,276	313,276	43,043	118,990
Liabilities
Security sold, not yet purchased, at value (proceeds $—; $15,314; $4,082; $11,211)	—	15,333	4,087	11,225
Payable for variation margin on centrally cleared swaps	—	15	3	—
Payable for fund shares redeemed	—	412	16	70
Payable to custodian	—	—	—	1,415
Management fee payable	6	76	8	29
Distribution fee payable	—	5	2	2
Distributions payable to shareholders	—	—	—	8
Other payables and accrued expenses	45	113	85	90
Total liabilities	51	15,954	4,201	12,839
Net assets	$7,225	$297,322	$38,842	$106,151
Capital
Composition of net assets
Paid in capital	$7,696	$308,950	$45,745	$138,308
Total distributable earnings (loss)	(471)	(11,628)	(6,903)	(32,157)
Net assets	$7,225	$297,322	$38,842	$106,151

Class N shares
Net assets	$—	$36,369	$14,380	$12,497
Shares outstanding	—	3,502,518	1,704,380	1,482,163
Net asset value per share	$—	$10.38	$8.44	$8.43
Class I shares
Net assets	$5,538	$211,636	$24,241	$76,364
Shares outstanding	580,424	20,631,404	2,892,828	9,063,406
Net asset value per share	$9.54	$10.26	$8.38	$8.43
Class R6 shares
Net assets	$1,687	$49,317	$221	$17,290
Shares outstanding	176,782	4,812,713	26,320	2,051,385
Net asset value per share	$9.54	$10.25	$8.38	$8.43

(a)	Formerly known as Income Fund.
(b)	Formerly known as Low Duration Fund.

See accompanying Notes to Financial Statements.

122	Annual Report	December 31, 2021

Statements of Operations

For the Year Ended December 31, 2021 (all amounts in thousands)

	China Growth Fund (a)	Bond Fund	Short Duration Bond Fund (b)	Ultra-Short Duration Bond Fund (c)
Investment income
Dividends	$1	$—	$—	$—
Interest	—	7,243	846	1,268
Total income	1	7,243	846	1,268
Expenses
Investment advisory fees	15	966	165	439
Distribution fees	—	59	28	23
Custodian fees	17	87	86	99
Transfer agent fees	3	94	11	14
Sub-transfer agent fees
Class N	—	51	25	19
Class I	—	175	16	49
Professional fees	34	57	120	79
Registration fees	2	56	48	59
Shareholder reporting fees	—	12	8	5
Trustee fees	—	22	5	11
Other expenses	—	21	11	16
Total expenses before expense limitation	71	1,600	523	813
Expenses waived or reimbursed by the Adviser
Class N	—	(35)	(61)	(34)
Class I	(34)	(77)	(86)	(145)
Class R6	(22)	(4)	(1)	(39)
Total expenses waived or reimbursed by the Adviser	(56)	(116)	(148)	(218)
Net expenses	15	1,484	375	595
Net investment income (loss)	(14)	5,759	471	673
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(35)	5,170	634	125
Swaps	—	(1,864)	(576)	—
Foreign currency transactions	(4)	—	—	—
Total net realized gain (loss)	(39)	3,306	58	125
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(431)	(14,888)	(1,834)	(1,638)
Swaps	—	1,036	394	—
Change in net unrealized appreciation (depreciation)	(431)	(13,852)	(1,440)	(1,638)
Voluntary Payment from Adviser	—	163	64	179
Net increase (decrease) in net assets resulting from operations	$(484)	$(4,624)	$(847)	$(661)

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
(b)	Formerly known as Income Fund.
(c)	Formerly known as Low Duration Fund.

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	123

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020 (all amounts in thousands)

	China Growth Fund	Bond Fund		Short Duration Bond Fund (b)		Ultra-Short Duration Bond Fund (c)
	2021(a)	2021	2020	2021	2020	2021	2020
Operations
Net investment income (loss)	$(14)	$5,759	$6,928	$471	$829	$673	$1,343
Net realized gain (loss) on investments, and other assets and liabilities	(39)	3,306	3,824	58	161	125	(409)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(431)	(13,852)	9,883	(1,440)	1,281	(1,638)	1,479
Voluntary Payment from Adviser	—	163	—	64	—	179	—
Net increase (decrease) in net assets resulting from operations	(484)	(4,624)	20,635	(847)	2,271	(661)	2,413
Distributions to shareholders
Class N	—	(1,001)	(1,089)	(293)	(546)	(289)	(189)
Class I	—	(6,706)	(7,496)	(621)	(1,009)	(2,083)	(1,833)
Class R6	—	(1,464)	(1,641)	(3)	(2)	(566)	(1,168)
Total distributions	—	(9,171)	(10,226)	(917)	(1,557)	(2,938)	(3,190)
Capital stock transactions
Proceeds from sale of shares	7,722	86,812	95,911	11,056	33,540	83,213	166,102
Shares issued in reinvestment of income dividends and capital gain distributions	—	8,015	8,711	868	1,470	2,652	2,649
Less cost of shares redeemed	(13)	(104,430)	(76,446)	(39,640)	(18,745)	(134,495)	(86,109)
Net increase (decrease) in net assets resulting from capital share transactions	7,709	(9,603)	28,176	(27,716)	16,265	(48,630)	82,642
Increase (decrease) in net assets	7,225	(23,398)	38,585	(29,480)	16,979	(52,229)	81,865
Net assets
Beginning of period	—	320,720	282,135	68,322	51,343	158,380	76,515
End of period	$7,225	$297,322	$320,720	$38,842	$68,322	$106,151	$158,380

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
(b)	Formerly known as Income Fund.
(c)	Formerly known as Low Duration Fund.

See accompanying Notes to Financial Statements.

124	Annual Report	December 31, 2021

Statements of Assets and Liabilities

As of December 31, 2021 (dollar amounts in thousands)

	Emerging Markets Debt Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$52,580	$163,349
Investments in securities, at value	$50,576	$184,544
Cash	1	297
Foreign currency, at value (cost $—; $9)	—	9
Segregated cash at broker	234	—
Receivable for securities sold	—	5,110
Receivable for fund shares sold	—	15
Receivable for futures variation margin	—	392
Receivable for variation margin on centrally cleared swaps	—	1
Receivable from Adviser	34	—
Dividend and interest receivable	818	782
Unrealized appreciation on swap contracts	—	177
Unrealized appreciation on forward foreign currency contracts	—	1,204
Total assets	51,663	192,531

Liabilities
Payable for variation margin on centrally cleared swaps	2	—
Payable for fund shares redeemed	18	312
Unrealized depreciation on forward foreign currency contracts	26	3,061
Management fee payable	28	164
Distribution fee payable	—	1
Other payables and accrued expenses	95	197
Total liabilities	169	3,735
Net assets	$51,494	$188,796
Capital
Composition of net assets
Paid in capital	$53,738	$367,861
Total distributable earnings (loss)	(2,244)	(179,065)
Net assets	$51,494	$188,796

Class N shares
Net assets	$—	$6,673
Shares outstanding	—	616,762
Net asset value per share	$—	$10.82
Class I shares
Net assets	$1,484	$67,139
Shares outstanding	154,717	6,251,838
Net asset value per share	$9.59	$10.74
Class R6 shares
Net assets	$50,010	$114,984
Shares outstanding	5,217,308	10,708,228
Net asset value per share	$9.59	$10.74

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	125

Statements of Operations

For the Year Ended December 31, 2021 (all amounts in thousands)

	Emerging Markets Debt Fund (a)	Macro Allocation Fund
Investment income
Dividends	$—	$3,123
Less foreign tax withheld	—	(150)
Interest	1,371	1,667
Less foreign tax withheld	(1)	—
Total income	1,370	4,640
Expenses
Investment advisory fees	169	2,000
Distribution fees	—	18
Custodian fees	63	247
Transfer agent fees	4	10
Sub-transfer agent fees
Class N	—	9
Class I	1	116
Professional fees	57	68
Registration fees	3	68
Shareholder reporting fees	2	9
Trustee fees	3	23
Other expenses	2	77
Total expenses before expense limitation	304	2,645
Expenses waived or reimbursed by the Adviser
Class N	—	(7)
Class I	(4)	(93)
Class R6	(130)	(38)
Total expenses waived or reimbursed by the Adviser	(134)	(138)
Net expenses	170	2,507
Net investment income (loss)	1,200	2,133
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(268)	71,688
Futures contracts	—	(31,194)
Swaps	(145)	1,416
Forward foreign currency contracts	187	(1,781)
Foreign currency transactions	(1)	19
Total net realized gain (loss)	(227)	40,148
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(2,004)	(36,845)
Futures contracts	—	4,447
Swaps	78	(446)
Forward foreign currency contracts	(26)	(2,669)
Foreign currency translations	(2)	(71)
Change in net unrealized appreciation (depreciation)	(1,954)	(35,584)
Net increase (decrease) in net assets resulting from operations	$(981)	$6,697

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

See accompanying Notes to Financial Statements.

126	Annual Report	December 31, 2021

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020 (all amounts in thousands)

	Emerging Markets
	Debt Fund (a)	Macro Allocation Fund
	2021	2021	2020
Operations
Net investment income (loss)	$1,200	$2,133	$3,426
Net realized gain (loss) on investments, and other assets and liabilities	(227)	40,148	(31,014)
Change in net unrealized appreciation(depreciation) on investments, and other assets and liabilities	(1,954)	(35,584)	(7,205)
Net increase (decrease) in net assets resulting from operations	(981)	6,697	(34,793)
Distributions to shareholders
Class N	—	(149)	(79)
Class I	(35)	(1,803)	(2,289)
Class R6	(1,228)	(2,923)	(2,567)
Total distributions	(1,263)	(4,875)	(4,935)
Capital stock transactions
Proceeds from sale of shares	52,600	17,989	75,968
Shares issued in reinvestment of income dividends and capital gain distributions	1,275	4,799	4,686
Less cost of shares redeemed	(137)	(189,529)	(438,011)
Net increase (decrease) in net assets resulting from capital share transactions	53,738	(166,741)	(357,357)
Increase (decrease) in net assets	51,494	(164,919)	(397,085)
Net assets
Beginning of period	—	353,715	750,800
End of period	$51,494	$188,796	$353,715

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

See accompanying Notes to Financial Statements.

December 31, 2021	William Blair Funds	127

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has the following twenty-one funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds Growth Large Cap Growth Mid Cap Growth Small-Mid Cap Core Small-Mid Cap Growth Small Cap Growth Small Cap Value

Global Equity Fund

Global Leaders

International Equity Funds

International Leaders

International Growth

Institutional International Growth

International Small Cap Growth

Emerging Markets Leaders

Emerging Markets Growth

Emerging Markets Small Cap Growth

China Growth

Fixed Income Funds

Bond

Short Duration Bond
(formerly known as Income Fund)

Ultra-Short Duration Bond
(formerly known as Low Duration Fund)

Emerging Markets Debt Fund

Emerging Markets Debt

Multi-Asset and Alternative Fund

Macro Allocation

On October 27, 2021, the Board of Trustees approved a change in the Small Cap Value Fund’s fiscal year end from October 31 to December 31. As a result, with respect to the Small Cap Value Fund, this report covers the results of operations for the period from November 1, 2021 to December 31, 2021.

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Reorganization of Small Cap Value Fund

In connection with the Adviser’s acquisition of Investment Counselors of Maryland, LLC (“ICM”), the Board of Trustees of the Trust and the Board of Trustees of The Advisors’ Inner Circle Fund (“AIC”) approved a reorganization of the ICM Small Company Portfolio (“Predecessor Fund”), a series of AIC advised by ICM, into the Small Cap Value Fund (“SCV Fund”) (the “Reorganization”), pursuant to which the SCV Fund acquired all assets and assumed all liabilities of the Predecessor Fund in exchange for Class I shares of the SCV Fund. The tax-free reorganization occurred on July 16, 2021. The SCV Fund is the surviving entity for legal and tax purposes and has maintained a tax year end of December 31. The Predecessor Fund is the accounting survivor for financial reporting purposes. As a result, the statement of changes in net assets and Class I financial highlights for the periods prior to the merger date reflect the operations of the Predecessor Fund. The performance and accounting history for Class N and Class R6 shares of the reorganized SCV Fund began effective July 17, 2021. Effective July 17, 2021, the reorganized SCV Fund is managed by William V. Heaphy, CFA, and Gary J. Merwitz, former employees of ICM, who are now employees of the Adviser.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the tax-free reorganization (dollar amounts are in thousands):

	Before Reorganization			After Reorganization
	Small Cap Value Fund		ICM Small Company Portfolio	Small Cap Value Fund
Class N
Shares outstanding	317,775	(a)	N/A	317,775
Net assets	$10,216		N/A	$10,216
Net asset value	$32.15	(a)	N/A	$32.15
Class I / Institutional Class
Shares outstanding	760,891	(b)	59,609,442	60,370,333
Net assets	$24,461		$1,916,342	$1,940,803
Net asset value	$32.15	(b)	$32.15	$32.15

128	Annual Report	December 31, 2021

Notes to Financial Statements

	Before Reorganization			After Reorganization
	Small Cap Value Fund		ICM Small Company Portfolio	Small Cap Value Fund
Class R6
Shares outstanding	343,951	(c)	N/A	343,951
Net assets	$11,057		N/A	$11,057
Net asset value	$32.15	(c)	N/A	$32.15
Total
Net assets	$45,734		$1,916,342	$1,962,076
Cost of long-term investments	$46,200		$1,499,746	$1,545,946
Unrealized appreciation (depreciation)	$(834)		$398,015	$397,181

(a)	Reflects a 0.454985-for-1 stock split which occurred immediately prior to the reorganization on July 16, 2021.
(b)	Reflects a 0.474218-for-1 stock split which occurred immediately prior to the reorganization on July 16, 2021.
(c)	Reflects a 0.473845-for-1 stock split which occurred immediately prior to the reorganization on July 16, 2021.

Assuming the reorganization had been completed on November 1, 2020, the SCV Fund’s results of operations for the year ended October 31, 2021 would have been as follows (in thousands):

Net investment income	$10,239
Net realized and unrealized gain (loss) on investments	706,989
Net increase in net assets resulting from operations	$717,228

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the SCV Fund that have been included in its Statement of Operations since the reorganization.

For financial reporting purposes, assets received and shares issued by the SCV Fund were recorded at fair value; however, the cost basis of the investments from the Predecessor Fund was carried forward to align ongoing reporting of the SCV Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

(c) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except the Small-Mid Cap Core, China Growth and Emerging Markets Debt Funds, which are comprised of Class I and Class R6 shares, and Institutional International Growth Fund, which does not offer multiple classes of shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for the U.S. Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting Distribution Services and Shareholder Administration Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

December 31, 2021	William Blair Funds	129

Notes to Financial Statements

Shares of the Institutional International Growth Fund require a minimum initial investment of $5 million, subject to certain exceptions.

Class R6 shares and the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agent fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(d) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Short Duration Bond Fund	High level of current income with relative stability of principal.
Ultra-Short Duration Bond Fund	Maximize total return. Total return includes both income and capital appreciation.
Emerging Markets Debt Fund	Provide attractive risk-adjusted returns relative to the Fund’s benchmark through investments in hard currency denominated debt issued in emerging market countries.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Short Duration Bond, Ultra-Short Duration Bond, Emerging Markets Debt and Macro Allocation Funds were the rates in effect on December 31, 2021. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2021, the Bond, Short Duration Bond and Ultra-Short Duration Bond Funds recognized a reduction

130	Annual Report	December 31, 2021

Notes to Financial Statements

of interest income and a corresponding increase in net realized gain of $3,719, $682 and $2,260, respectively (in thousands). This reclassification had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds and Emerging Markets Debt Fund are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. Distributions payable to shareholders are recorded on the ex-dividend date.

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund distributed its net investment income quarterly, and distributed its net realized gains at least annually. In connection with the Reorganization, the Predecessor Fund also distributed all of its net realized gains on July 13, 2021. Effective July 17, 2021, the Small Cap Value Fund pays distributions in accordance with the aforementioned policy.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Investment in REITs

With respect to the Funds, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

December 31, 2021	William Blair Funds	131

Notes to Financial Statements

(e) Master Limited Partnerships

The Funds may invest in master limited partnerships (“MLP”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

(f) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Code, in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2021, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$174,801	$171,313	$4,170	$167,143
Large Cap Growth	723,503	386,530	1,793	384,737
Mid Cap Growth	39,037	15,317	1,432	13,885
Small-Mid Cap Core	79,656	14,947	1,701	13,246
Small-Mid Cap Growth	2,281,953	859,965	92,499	767,466
Small Cap Growth	533,898	196,945	32,807	164,138
Small Cap Value	1,639,112	479,920	47,309	432,611
Global Leaders	75,853	68,235	253	67,982
International Leaders	889,495	450,088	31,857	418,231
International Growth	1,224,268	933,842	35,840	898,002
Institutional International Growth	744,900	560,504	21,885	538,619

132	Annual Report	December 31, 2021

Notes to Financial Statements

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Small Cap Growth	296,323	107,531	20,505	87,026
Emerging Markets Leaders	447,772	62,242	30,725	31,517
Emerging Markets Growth	751,588	313,606	19,108	294,498
Emerging Markets Small Cap Growth	414,856	115,628	27,164	88,464
China Growth	7,698	164	602	(438)
Bond	289,632	9,466	2,871	6,595
Short Duration Bond	38,862	6	182	(176)
Ultra-Short Duration Bond	105,766	229	654	(425)
Emerging Markets Debt	52,686	386	2,443	(2,057)
Macro Allocation	164,860	24,672	4,384	20,288

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, redemptions in-kind, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values or the net assets of the Funds. Accordingly, at December 31, 2021, the following reclassifications were recorded (in thousands):

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Growth	$2,606	$(2,606)
Large Cap Growth	5,950	(5,950)
Mid Cap Growth	8,551	(8,551)
Small-Mid Cap Core	(127)	127
Small-Mid Cap Growth	447,594	(447,594)
Small Cap Growth	13,574	(13,574)
Small Cap Value	2,946	(2,946)
Global Leaders	434	(434)
International Leaders	5,952	(5,952)
International Growth	40,570	(40,570)
Institutional International Growth	18,405	(18,405)
International Small Cap Growth	3,603	(3,603)
Emerging Markets Leaders	4,912	(4,912)
Emerging Markets Growth	40,507	(40,507)
Emerging Markets Small Cap Growth	1,714	(1,714)
China Growth	(14)	14
Bond	4	(4)
Short Duration Bond	(1)	1
Ultra-Short Duration Bond	—	—
Emerging Markets Debt	—	—
Macro Allocation	(482)	482

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

December 31, 2021	William Blair Funds	133

Notes to Financial Statements

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2021 and 2020 was as follows (in thousands):

	Distributions Paid in 2021
	Ordinary Income				Long-Term Capital Gains
Fund	Class N	Class I		Class R6	Class N	Class I		Class R6
Growth	$910	$5,989		$301	$3,857	$25,388		$1,275
Large Cap Growth	192	602		219	8,447	26,569		9,430
Mid Cap Growth	93	714		10	150	1,163		17
Small-Mid Cap Core	N/A	—		—	N/A	—		—
Small-Mid Cap Growth	4,167	41,826		5,424	17,249	173,139		22,455
Small Cap Growth	9,052	18,160		5,287	23,085	46,310		13,484
Small Cap Value (a)	17	8,093		8,154	100	31,925		30,316
Global Leaders	9	83		4	728	6,622		295
International Leaders	2	1,050		1,464	1,208	15,187		17,182
International Growth	3,311	19,023		1,452	28,295	162,566		12,413
Institutional International Growth	N/A	N/A		19,074	N/A	N/A		162,320
International Small Cap Growth	46	2,186		3,804	458	18,573		30,461
Emerging Markets Leaders	1	204		2,279	113	3,043		30,113
Emerging Markets Growth	4	21		830	5,476	30,419		143,523
Emerging Markets Small Cap Growth	—	—		—	333	13,825		26,855
China Growth	N/A	—		—	N/A	—		—
Bond	1,001	6,706		1,464	—	—		—
Short Duration Bond	293	621		3	—	—		—
Ultra-Short Duration Bond	289	2,083		566	—	—		—
Emerging Markets Debt	N/A	35		1,228	N/A	—		—
Macro Allocation	149	1,803		2,923	—	—		—

	Distributions Paid in 2020
	Ordinary Income				Long-Term Capital Gains
Fund	Class N	Class I		Institutional/ Class R6	Class N	Class I		Institutional/ Class R6
Growth	$15	$89		$4	$4,754	$27,658		$1,328
Large Cap Growth	258	1,349		612	4,929	13,332		5,400
Mid Cap Growth	86	967		8	380	4,282		34
Small-Mid Cap Core	N/A	—		—	N/A	—		—
Small-Mid Cap Growth	—	—		—	5,612	51,667		1,737
Small Cap Growth	4,713	8,926		2,409	13,769	26,080		7,039
Small Cap Value	N/A	76,786	(b)	N/A	N/A	107,687	(b)	N/A
Global Leaders	—	25		2	1,323	12,188		321
International Leaders	—	178		558	140	2,678		5,216
International Growth	431	8,798		572	1,919	12,455		701
Institutional International Growth	N/A	N/A		962	N/A	N/A		150,391
International Small Cap Growth	—	55		253	63	2,953		3,813
Emerging Markets Leaders	—	105		456	15	516		1,837
Emerging Markets Growth	—	61		1,303	531	4,382		41,051
Emerging Markets Small Cap Growth	—	65		129	—	—		—
Bond	1,089	7,496		1,641	—	—		—
Short Duration Bond	546	1,009		2	—	—		—
Ultra-Short Duration Bond	189	1,833		1,168	—	—		—
Macro Allocation	79	2,289		2,567	—	—		—

(a)	For the period from November 1, 2021 to December 31, 2021.
(b)	For the year ended October 31, 2021. For the year ended October 31, 2020, the tax character of distributions paid was $4,004 and $37,310 of ordinary income and long-term capital gains, respectively.

134	Annual Report	December 31, 2021

Notes to Financial Statements

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows (in thousands):

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Total
Growth	$—	$(715)	$7,545	$167,143	$173,973
Large Cap Growth	—	(1,904)	8,904	384,737	391,737
Mid Cap Growth	775	—	11,799	13,885	26,459
Small-Mid Cap Core	—	(6,340)	—	13,246	6,906
Small-Mid Cap Growth	—	(1,783)	80,613	767,466	846,296
Small Cap Growth	—	(3,077)	20,816	164,138	181,877
Small Cap Value	8,235	—	52,288	432,611	493,134
Global Leaders	4	—	1,814	67,982	69,800
International Leaders	—	(1,890)	1,828	416,828	416,766
International Growth	—	(6,800)	108,482	895,965	997,647
Institutional International Growth	—	(3,248)	7,522	537,448	541,722
International Small Cap Growth	—	(2,130)	—	87,025	84,895
Emerging Markets Leaders	—	(703)	3,410	28,998	31,705
Emerging Markets Growth	—	(1,382)	1,017	286,943	286,578
Emerging Markets Small Cap Growth	—	(967)	16,732	82,789	98,554
China Growth	—	(33)	—	(438)	(471)
Bond	—	(18,223)	—	6,595	(11,628)
Short Duration Bond	174	(6,901)	—	(176)	(6,903)
Ultra-Short Duration Bond	21	(31,745)	—	(425)	(32,149)
Emerging Markets Debt	63	(248)	—	(2,059)	(2,244)
Macro Allocation	—	(199,306)	—	20,241	(179,065)

As of December 31, 2021, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2021, and the capital loss carryforwards utilized by the Funds in 2021 (in thousands):

				Capital Loss
	Available Capital Loss Carryforwards			Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2021
Small-Mid Cap Core	$6,340	$—	$6,340	$6,466
China Growth	28	—	28	—
Bond	10,865	7,041	17,906	1,898
Short Duration Bond	2,762	4,139	6,901	9
Ultra-Short Duration Bond	14,426	17,319	31,745	—
Emerging Markets Debt	248	—	248	—
Macro Allocation	196,808	—	196,808	39,838

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2021. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2021.

As of December 31, 2021, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Growth	$—	$715
Large Cap Growth	—	1,904
Small-Mid Cap Growth	—	1,783

December 31, 2021	William Blair Funds	135

Notes to Financial Statements

	Qualified Late Year Losses
Fund	Ordinary Income	Net Capital
Small Cap Growth	—	3,077
International Leaders	1,890	—
International Growth	—	6,800
Institutional International Growth	—	3,248
International Small Cap Growth	47	2,083
Emerging Markets Leaders	703	—
Emerging Markets Growth	1,382	—
Emerging Markets Small Cap Growth	967	—
China Growth	5	—
Bond	317	—
Macro Allocation	2,498	—

(g) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(h) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(i) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(j) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

136	Annual Report	December 31, 2021

Notes to Financial Statements

(k) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(l) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the year ended December 31, 2021, the Small-Mid Cap Growth Fund redeemed $439,582 (in thousands) of fund shares in-kind rather than with cash and recognized net realized gains of $169,211 (in thousands) on the securities distributed to shareholders.

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of December 31, 2021, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings),

December 31, 2021	William Blair Funds	137

Notes to Financial Statements

or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities, non-U.S. bonds and commercial paper are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative

138	Annual Report	December 31, 2021

Notes to Financial Statements

contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled by independent pricing services taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

As of December 31, 2021, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

		Large Cap	Mid Cap	Small-Mid
Investments in securities	Growth	Growth	Growth	Cap Core
Level 1—Quoted prices
Common Stocks	$339,635	$1,099,665	$51,690	$90,828
Level 2—Other significant observable inputs
Repurchase Agreements	2,309	8,575	1,232	2,074
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$341,944	$1,108,240	$52,922	$92,902

	Small-Mid	Small Cap	Small Cap	Global
Investments in securities	Cap Growth	Growth	Value	Leaders
Level 1—Quoted prices
Common Stocks	$2,967,878	$695,733	$2,037,228	$140,141
Level 2—Other significant observable inputs
Repurchase Agreements	81,541	2,303	34,495	3,694
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$3,049,419	$698,036	$2,071,723	$143,835

			Institutional	International
	International	International	International	Small Cap
Investments in securities	Leaders	Growth	Growth	Growth
Level 1—Quoted prices
Common Stocks	$1,286,443	$2,072,206	$1,252,660	$377,232
Level 2—Other significant observable inputs
Common Stocks	—	2,279	1,389	—
Repurchase Agreements	21,283	47,785	29,470	6,117
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$1,307,726	$2,122,270	$1,283,519	$383,349

			Emerging
	Emerging	Emerging	Markets
	Markets	Markets	Small Cap	China
Investments in securities	Leaders	Growth	Growth	Growth
Level 1—Quoted prices
Common Stocks	$468,236	$1,029,576	$488,297	$7,144
Level 2—Other significant observable inputs
Common Stocks	—	3,383	12,680	—
Repurchase Agreements	11,053	13,127	2,343	116
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$479,289	$1,046,086	$503,320	$7,260

December 31, 2021	William Blair Funds	139

Notes to Financial Statements

		Short	Ultra-Short	Emerging
		Duration	Duration	Markets	Macro
Investments in securities	Bond	Bond	Bond	Debt	Allocation
Assets
Level 1—Quoted prices
Exchange-Traded Funds	$—	$—	$—	$—	$136,195
Common Stocks	—	—	—	—	6,717
Preferred Stocks	—	—	—	—	424
Level 2—Other significant observable inputs
Asset-Backed Securities	14,949	6,375	15,532	—	—
Commercial Mortgage-Backed Securities	10,787	1,703	4,778	—	—
Commercial Paper	2,360	500	—	—	—
Corporate Obligations	162,970	16,646	41,628	—	—
Foreign Corporate Obligations	—	—	—	15,836	—
Foreign Government Bonds	—	—	—	31,669	23,755
Foreign Municipal Bonds	—	—	—	588	—
Repurchase Agreements	6,309	130	—	2,483	3,472
U.S. Government and U.S. Government Agency	98,900	13,345	43,418	—	13,981
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Liabilities
Level 1—Quoted prices
None	—	—	—	—	—
Level 2—Other significant observable inputs
None	—	—	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total investments in securities	$296,275	$38,699	$105,356	$50,576	$184,544
Other financial instruments
Assets
Level 1—Quoted prices
Futures Contracts	$—	$—	$—	$—	$1,681
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	—	1,204
Swaps	198	70	—	122	177
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Liabilities
Level 1—Quoted prices
Futures Contracts	—	—	—	—	(3,273)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(26)	(3,061)
Swaps	(40)	—	—	(44)	(51)
U.S. Government Agency	(15,333)	(4,087)	(11,225)	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—	—
Total other financial instruments	$(15,175)	$(4,017)	$(11,225)	$52	$(3,323)

See Portfolio of Investments for Sector Classification.

140	Annual Report	December 31, 2021

Notes to Financial Statements

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth	0.60%
Mid Cap Growth	0.90%
Small-Mid Cap Core	0.90%
Small-Mid Cap Growth	1.00%
Small Cap Growth	1.10%
Small Cap Value[2]	0.75%

Fixed Income Funds
Bond	0.30%
Short Duration Bond[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Ultra-Short Duration Bond	0.30%

Emerging Markets Debt Fund
Emerging Markets Debt	0.65%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders	0.85%
International Equity Funds
International Leaders	0.85%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%
China Growth	1.00%

1	Prior to November 1, 2021, the Short Duration Bond Fund paid a management fee that also included a charge of 5% of gross income.
2	For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund had an investment advisory agreement with ICM for investment advisory services at a fee calculated at an annual rate of 0.70% of the Predecessor Fund’s average daily net assets. Effective July 17, 2021, the management fee paid to the Adviser was 0.75%.

December 31, 2021	William Blair Funds	141

Notes to Financial Statements

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2022. Excluded expenses include interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
	Effective	Effective	Effective	Effective	Effective	Effective
	May 1, 2021	May 1, 2020	May 1, 2021	May 1, 2020	May 1, 2021	May 1, 2020
	through	through	through	through	through	through
	April 30,	April 30,	April 30,	April 30,	April 30,	April 30,
Fund	2022	2021	2022	2021	2022	2021
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Large Cap Growth	0.90%	0.90%	0.65%	0.65%	0.60%	0.60%
Mid Cap Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Core	N/A	N/A	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	1.05%	1.05%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	1.20%	1.20%
Small Cap Value	1.15%[1]	N/A	0.89%[1]	N/A	0.85%[1]	N/A
Global Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Growth	1.45%	1.45%	1.20%	1.20%	1.15%	1.15%
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	1.05%
International Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Emerging Markets Leaders	1.40%	1.40%	1.15%	1.15%	1.10%	1.10%
Emerging Markets Growth	1.60%	1.60%	1.35%	1.35%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
China Growth	N/A	N/A	1.05%[3]	N/A	1.00%[3]	N/A
Bond	0.60%	0.60%	0.45%	0.45%	0.40%	0.40%
Short Duration Bond	0.45%[2]	0.85%	0.30%[2]	0.70%	0.25%[2]	0.65%
Ultra-Short Duration Bond	0.55%	0.55%	0.40%	0.40%	0.35%	0.35%
Emerging Markets Debt	N/A	N/A	0.70%[4]	N/A	0.65%[4]	N/A
Macro Allocation	1.25%	1.25%	1.00%	1.00%	0.95%	0.95%

1	Effective July 17, 2021 through April 30, 2023.
2	Effective November 1, 2021 through April 30, 2023. Prior to November 1, 2021, the rates were 0.85%, 0.70% and 0.65% for Class N, Class I and Class R6, respectively.
3	Effective August 27, 2021 (Commencement of Operations) through April 30, 2023.
4	Effective May 25, 2021 (Commencement of Operations) through April 30, 2023.

The fee waivers and/or expense reimbursements received by each class are reported in the Statements of Operations.

The Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to a fund’s commencement of operations to the extent that such recoupment does not cause the fund’s annual operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the fund’s current expense limitation. The total amounts available for recoupment as of December 31, 2021 were as follows (in thousands):

	Available for	Expiration of
Fund	Recoupment	Recoupment
Small-Mid Cap Core	$573	October 1, 2022
China Growth	56	August 27, 2024
Emerging Markets Debt	134	May 25, 2024

142	Annual Report	December 31, 2021

Notes to Financial Statements

(b) Underwriting and Distribution Services Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Small-Mid Cap Core, China Growth, Emerging Markets Debt and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Short Duration Bond and Ultra-Short Duration Bond Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

(c) Administration Agreement

For the period from November 1, 2020 to July 16, 2021, the Predecessor Fund and the SEI Investments Distribution Co. were parties to a Distribution Agreement. SEI Investments Distribution Co. received no fees under the agreement. Effective July 17, 2021, the Small Cap Value Fund was subject to the aforementioned Underwriting and Distribution Agreements.

(d) Voluntary Payment from Adviser

During the year ended December 31, 2021, the Adviser performed a review of trading activity and noted certain funds may have been negatively impacted. As a result, the Adviser made a voluntary payment to the Bond, Short Duration Bond and Ultra-Short Duration Bond Funds of $163, $64 and $179, respectively (in thousands).

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and short-term securities, for the year ended December 31, 2021, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$95,380	$118,167
Large Cap Growth	403,023	218,825
Mid Cap Growth	37,220	74,722
Small-Mid Cap Core	74,745	26,070
Small-Mid Cap Growth	1,278,474	1,740,203
Small Cap Growth	348,206	410,556
Small Cap Value (a)	147,665	188,854
Global Leaders	23,602	24,795
International Leaders	302,243	214,645
International Growth	438,123	873,870
Institutional International Growth	244,002	428,615
International Small Cap Growth	192,999	185,092
Emerging Markets Leaders	366,359	133,361
Emerging Markets Growth	600,513	799,741
Emerging Markets Small Cap Growth	460,009	326,741
China Growth (b)	7,761	152
Bond	263,956	239,899
Short Duration Bond	55,672	71,957
Ultra-Short Duration Bond	313,064	304,383
Emerging Markets Debt (c)	77,311	27,338
Macro Allocation	144,622	282,724

(a)	For the period from November 1, 2021 to December 31, 2021.
(b)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
(c)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

December 31, 2021	William Blair Funds	143

Notes to Financial Statements

Investment transactions in U.S. government securities, excluding short-term securities, for the year ended December 31, 2021, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$56,651	$ 57,268
Short Duration Bond	6,591	9,760
Ultra-Short Duration Bond	7,000	19,236
Macro Allocation	—	—

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. The Macro Allocation Fund may also use derivative instruments to implement its investment strategy and obtain desired investment exposures, including by taking long or short positions indirectly through derivative instruments such as, but not limited to, futures, swaps, options and forward foreign currency contracts. Such long and short positions may be intended to enhance expected return, reduce expected risk, or both. For additional information regarding the asset class exposures the Macro Allocation Fund typically seeks through futures, swaps, options and forward foreign currency contracts, see the Fund’s principal investment strategy disclosure in its prospectus. The derivative instruments held as of December 31, 2021, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2021.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

The Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by the Macro Allocation Fund with various counterparties and allow the Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A futures contract can be closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker each day. Gains or losses on futures contracts are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument

144	Annual Report	December 31, 2021

Notes to Financial Statements

will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity, Emerging Markets Debt and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. Under current regulatory requirements, a Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

December 31, 2021	William Blair Funds	145

Notes to Financial Statements

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of December 31,2021, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps(1)	$198	Payable for variation margin on centrally cleared swaps(1)	$40
Short Duration Bond
Credit	Receivable for variation margin on centrally cleared swaps(1)	70	Payable for variation margin on centrally cleared swaps(1)	—
Emerging Markets Debt
Credit	Receivable for variation margin on centrally cleared swaps(1)	17	Payable for variation margin on centrally cleared swaps(1)	6
Currency	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts)	26
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	105	Payable for variation margin on centrally cleared swaps(1)	38
Macro Allocation
Currency	Unrealized appreciation on forward foreign currency contracts	1,204	Unrealized depreciation on forward foreign currency contracts	3,061
Equity	Receivable for futures variation margin(1)	1,204	Payable for futures variation margin(1)	3,095
Equity	Unrealized appreciation on swap contracts	177	Unrealized depreciation on swap contracts	—
Interest rate	Receivable for futures variation margin(1)	477	Payable for futures variation margin(1)	178
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	—	Payable for variation margin on centrally cleared swaps(1)	51

(1)	The table above includes cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Receivable/payable for variation margin on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

146	Annual Report	December 31, 2021

Notes to Financial Statements

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the year ended December 31, 2021 (in thousands):

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Credit	Swaps	$(1,864)	Swaps	$1,036
Short Duration Bond
Credit	Swaps	(576)	Swaps	394
Emerging Markets Debt
Credit	Swaps	12	Swaps	11
Currency	Forward foreign currency contracts	187	Forward foreign currency contracts	(26)
Interest rate	Swaps	(157)	Swaps	67
Macro Allocation
Credit	Swaps	85	Swaps	(43)
Currency	Forward foreign currency contracts	(1,781)	Forward foreign currency contracts	(2,669)
Currency	Options(1)	115	Options(1)	—
Equity	Futures contracts	(31,533)	Futures contracts	4,131
Equity	Options(1)	(50)	Options(1)	—
Equity	Swaps	2,898	Swaps	(92)
Interest rate	Futures contracts	339	Futures contracts	316
Interest rate	Swaps	(1,567)	Swaps	(311)

(1)	Purchased options are included in Investments in securities.

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Fund’s Statement of Assets and Liabilities at December 31, 2021 (in thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Swaps	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Macro Allocation
Citibank N.A.	$1,204	$—	$1,204	$ (3,061)	$—	$(3,061)	$(1,857)	$961	$(896)
Credit Suisse	—	176	176	—	—	—	176	—	176
Goldman Sachs	—	1	1	—	—	—	1	—	1
	$1,204	$177	$1,381	$ (3,061)	$—	$(3,061)
Emerging Markets Debt
Citibank N.A.	$—	$—	$—	$(26)	$—	$(26)	$(26)	$—	$(26)
	$—	$—	$—	$(26)	$—	$(26)

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day.

December 31, 2021	William Blair Funds	147

Notes to Financial Statements

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2021 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$3,638	$4,724	$9,192	$(830)	280	412	758	(66)
Large Cap Growth	65,433	8,488	41,026	32,895	2,867	356	1,830	1,393
Mid Cap Growth	267	225	1,283	(791)	20	18	97	(59)
Small-Mid Cap Growth	36,098	21,174	142,815	(85,543)	1,030	694	4,074	(2,350)
Small Cap Growth	31,616	31,635	54,012	9,239	821	1,043	1,468	396
Small Cap Value (a)	198	114	6,875	(6,563)	5	4	203	(194)
Global Leaders	815	709	870	654	41	38	45	34
International Leaders	36,810	1,209	11,899	26,120	1,526	51	495	1,082
International Growth	18,167	30,895	37,544	11,518	440	847	933	354
International Small Cap Growth	502	443	332	613	27	28	19	36
Emerging Markets Leaders	6,412	95	5,943	564	494	9	454	49
Emerging Markets Growth	33,625	4,793	22,748	15,670	1,723	313	1,209	827
Emerging Markets Small Cap Growth	247	333	516	64	10	15	22	3
Bond	10,521	987	12,973	(1,465)	998	94	1,239	(147)
Short Duration Bond	2,649	282	10,569	(7,638)	307	33	1,233	(893)
Ultra-Short Duration Bond	13,344	285	14,478	(849)	1,554	33	1,694	(107)
Macro Allocation	893	145	1,983	(945)	81	13	179	(85)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$19,229	$30,211	$28,892	$20,548	1,245	2,088	1,918	1,415
Large Cap Growth	277,571	25,384	122,960	179,995	11,137	996	5,236	6,897
Mid Cap Growth.	8,724	1,875	46,351	(35,752)	592	134	3,013	(2,287)
Small-Mid Cap Core	34,907	—	5,431	29,476	2,343	—	359	1,984
Small-Mid Cap Growth	487,031	209,644	1,385,928	(689,253)	13,062	6,384	37,145	(17,699)
Small Cap Growth	84,017	63,719	121,526	26,210	1,948	1,786	2,923	811
Small Cap Value (a)	23,757	39,018	155,752	(92,977)	709	1,209	4,486	(2,568)
Global Leaders	11,174	6,699	12,223	5,650	580	358	629	309
International Leaders	277,059	16,022	125,675	167,406	11,454	677	5,165	6,966
International Growth	114,128	173,395	481,271	(193,748)	2,731	4,615	11,607	(4,261)
International Small Cap Growth	20,954	18,099	42,075	(3,022)	1,120	1,121	2,340	(99)
Emerging Markets Leaders	73,454	3,030	90,773	(14,289)	5,753	274	6,949	(922)
Emerging Markets Growth	167,716	29,260	91,992	104,984	8,926	1,876	4,848	5,954
Emerging Markets Small Cap Growth	38,960	13,160	39,950	12,170	1,569	569	1,663	475
China Growth (b)	5,955	—	13	5,942	581	—	1	580
Bond	71,548	5,569	88,221	(11,104)	6,872	536	8,501	(1,093)
Short Duration Bond	8,255	583	29,071	(20,233)	969	68	3,423	(2,386)
Ultra-Short Duration Bond	57,876	1,978	84,985	(25,131)	6,748	232	9,965	(2,985)
Emerging Markets Debt (c)	1,531	35	26	1,540	154	4	3	155
Macro Allocation	16,639	1,737	123,374	(104,998)	1,501	162	11,191	(9,528)

(a)	The Small Cap Value Fund figures reflect the fiscal period from November 1, 2021 to December 31, 2021.
(b)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
(c)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

148	Annual Report	December 31, 2021

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$1,861	$1,576	$1,636	$1,801	122	109	109	122
Large Cap Growth	76,686	9,570	68,921	17,335	3,270	376	3,039	607
Mid Cap Growth	—	27	—	27	—	2	—	2
Small-Mid Cap Core	21,148	—	579	20,569	1,409	—	38	1,371
Small-Mid Cap Growth	237,266	27,797	44,182	220,881	6,258	845	1,178	5,925
Small Cap Growth	22,795	17,709	11,517	28,987	538	495	263	770
Small Cap Value (a)	132,843	38,299	30,838	140,304	3,809	1,187	877	4,119
Global Leaders	1,959	299	74	2,184	108	16	4	120
International Leaders	69,853	18,439	155,620	(67,328)	2,934	779	6,494	(2,781)
International Growth	67,401	6,728	53,921	20,208	1,592	179	1,254	517
Institutional International Growth	48,760	181,112	211,193	18,679	2,286	9,812	9,861	2,237
International Small Cap Growth	43,609	30,924	6,391	68,142	2,217	1,903	343	3,777
Emerging Markets Leaders	327,586	32,387	70,570	289,403	25,256	2,931	5,236	22,951
Emerging Markets Growth	102,244	133,282	371,618	(136,092)	5,116	8,447	18,743	(5,180)
Emerging Markets Small Cap Growth	203,333	26,845	61,716	168,462	8,175	1,159	2,519	6,815
China Growth (b)	1,767	—	—	1,767	177	—	—	177
Bond	4,743	1,459	3,236	2,966	455	141	311	285
Short Duration Bond	152	3	—	155	18	—	—	18
Ultra-Short Duration Bond	11,993	389	35,032	(22,650)	1,404	45	4,090	(2,641)
Emerging Markets Debt (c)	51,069	1,240	111	52,198	5,101	127	11	5,217
Macro Allocation	457	2,917	64,172	(60,798)	41	273	5,724	(5,410)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$24,728	$36,511	$39,720	$21,519	1,647	2,609	2,785	1,471
Large Cap Growth	419,690	43,442	232,907	230,225	17,274	1,728	10,105	8,897
Mid Cap Growth	8,991	2,127	47,634	(36,516)	612	154	3,110	(2,344)
Small-Mid Cap Core	56,055	—	6,010	50,045	3,752	—-	397	3,355
Small-Mid Cap Growth	760,395	258,615	1,572,925	(553,915)	20,350	7,923	42,397	(14,124)
Small Cap Growth	138,428	113,063	187,055	64,436	3,307	3,324	4,654	1,977
Small Cap Value (a)	156,798	77,431	193,465	40,764	4,523	2,400	5,566	1,357
Global Leaders	13,948	7,707	13,167	8,488	729	412	678	463
International Leaders	383,722	35,670	293,194	126,198	15,914	1,507	12,154	5,267
International Growth	199,696	211,018	572,736	(162,022)	4,763	5,641	13,794	(3,390)
Institutional International Growth	48,760	181,112	211,193	18,679	2,286	9,812	9,861	2,237
International Small Cap Growth	65,065	49,466	48,798	65,733	3,364	3,052	2,702	3,714
Emerging Markets Leaders	407,452	35,512	167,286	275,678	31,503	3,214	12,639	22,078
Emerging Markets Growth	303,585	167,335	486,358	(15,438)	15,765	10,636	24,800	1,601
Emerging Markets Small Cap Growth	242,540	40,338	102,182	180,696	9,754	1,743	4,204	7,293
China Growth (b)	7,722	—	13	7,709	758	—	1	757
Bond	86,812	8,015	104,430	(9,603)	8,325	771	10,051	(955)
Short Duration Bond	11,056	868	39,640	(27,716)	1,294	101	4,656	(3,261)
Ultra-Short Duration Bond	83,213	2,652	134,495	(48,630)	9,706	310	15,749	(5,733)
Emerging Markets Debt (c)	52,600	1,275	137	53,738	5,255	131	14	5,372
Macro Allocation	17,989	4,799	189,529	(166,741)	1,623	448	17,094	(15,023)

(a)	The Small Cap Value Fund figures reflect the fiscal period from November 1, 2021 to December 31, 2021.
(b)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
(c)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.

December 31, 2021	William Blair Funds	149

Notes to Financial Statements

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2020 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$2,054	$4,719	$9,133	$(2,360)	199	428	907	(280)
Large Cap Growth	103,916	5,098	72,994	36,020	6,564	257	4,199	2,622
Mid Cap Growth	580	436	1,290	(274)	58	34	118	(26)
Small-Mid Cap Growth	52,389	5,571	146,798	(88,838)	2,096	172	5,868	(3,600)
Small Cap Growth	33,285	18,183	79,823	(28,355)	1,253	536	3,063	(1,274)
Global Leaders	1,294	1,318	1,082	1,530	79	76	71	84
International Leaders	13,189	140	7,585	5,744	660	6	420	246
International Growth	35,689	2,302	270,854	(232,863)	1,431	60	10,703	(9,212)
International Small Cap Growth	156	57	1,156	(943)	12	3	101	(86)
Emerging Markets Leaders	4,442	16	4,880	(422)	432	1	474	(41)
Emerging Markets Growth	11,134	382	3,715	7,801	677	21	259	439
Emerging Markets Small Cap Growth	97	—	1,036	(939)	5	—	67	(62)
Bond	17,987	1,085	12,752	6,320	1,685	102	1,228	559
Short Duration Bond	9,681	538	7,582	2,637	1,117	62	875	304
Ultra-Short Duration Bond	21,451	185	9,322	12,314	2,468	21	1,074	1,415
Macro Allocation	1,054	78	6,566	(5,434)	97	7	602	(498)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$14,750	$26,685	$54,977	$(13,542)	1,235	1,980	4,530	(1,315)
Large Cap Growth	219,016	11,860	185,086	45,790	12,682	563	9,216	4,029
Mid Cap Growth	10,548	5,059	17,687	(2,080)	885	363	1,472	(224)
Small-Mid Cap Core	265,306	—	236,282	29,024	24,899	—	23,271	1,628
Small-Mid Cap Growth	704,716	50,709	850,114	(94,689)	25,299	1,466	31,213	(4,448)
Small Cap Growth	53,293	34,928	185,988	(97,767)	1,750	902	6,319	(3,667)
Global Leaders	12,040	12,211	46,586	(22,335)	853	705	3,092	(1,534)
International Leaders	216,096	2,810	68,924	149,982	10,917	125	3,796	7,246
International Growth	272,612	19,944	417,516	(124,960)	10,406	512	13,740	(2,822)
International Small Cap Growth	23,282	2,718	51,685	(25,685)	1,680	158	3,837	(1,999)
Emerging Markets Leaders	15,739	590	10,915	5,414	1,480	45	1,115	410
Emerging Markets Growth	28,566	4,194	18,435	14,325	1,793	230	1,249	774
Emerging Markets Small Cap Growth	17,451	62	44,837	(27,324)	1,057	3	2,759	(1,699)
Bond	71,936	5,973	59,078	18,831	6,799	567	5,669	1,697
Short Duration Bond	23,843	930	11,163	13,610	2,754	108	1,297	1,565
Ultra-Short Duration Bond	111,572	1,820	46,902	66,490	12,854	210	5,414	7,650
Macro Allocation	46,704	2,087	218,856	(170,065)	4,300	192	20,335	(15,843)

150	Annual Report	December 31, 2021

Notes to Financial Statements

	Institutional/Class R6
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$11,384	$1,332	$1,426	$11,290	868	99	105	862
Large Cap Growth	171,386	5,663	4,494	172,555	8,196	269	225	8,240
Mid Cap Growth	361	42	—	403	29	3	—	32
Small-Mid Cap Core	901	—	43	858	93	—	5	88
Small-Mid Cap Growth	72,243	1,722	15,219	58,746	2,470	50	497	2,023
Small Cap Growth	27,131	8,907	15,142	20,896	748	230	466	512
Global Leaders	3,767	323	50,716	(46,626)	263	19	3,336	(3,054)
International Leaders	161,317	5,704	68,132	98,889	8,186	253	3,738	4,701
International Growth	37,075	1,007	12,279	25,803	1,104	26	414	716
Institutional International Growth	148,064	150,369	1,102,278	(803,845)	8,792	7,511	60,324	(44,021)
International Small Cap Growth	19,209	3,641	35,644	(12,794)	1,297	210	2,453	(946)
Emerging Markets Leaders	40,847	2,293	78,532	(35,392)	3,598	175	7,041	(3,268)
Emerging Markets Growth	278,462	39,570	225,547	92,485	18,092	2,152	14,653	5,591
Emerging Markets Small Cap Growth	54,151	129	71,930	(17,650)	3,232	6	4,178	(940)
Bond	5,988	1,653	4,616	3,025	568	157	437	288
Short Duration Bond	16	2	—	18	2	—	—	2
Ultra-Short Duration Bond	33,079	644	29,885	3,838	3,815	74	3,442	447
Macro Allocation	28,210	2,521	212,589	(181,858)	2,528	232	19,934	(17,174)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$28,188	$32,736	$65,536	$(4,612)	2,302	2,507	5,542	(733)
Large Cap Growth	494,318	22,621	262,574	254,365	27,442	1,089	13,640	14,891
Mid Cap Growth	11,489	5,537	18,977	(1,951)	972	400	1,590	(218)
Small-Mid Cap Core	266,207	—	236,325	29,882	24,992	—	23,276	1,716
Small-Mid Cap Growth	829,348	58,002	1,012,131	(124,781)	29,865	1,688	37,578	(6,025)
Small Cap Growth	113,709	62,018	280,953	(105,226)	3,751	1,668	9,848	(4,429)
Global Leaders	17,101	13,852	98,384	(67,431)	1,195	800	6,499	(4,504)
International Leaders	390,602	8,654	144,641	254,615	19,763	384	7,954	12,193
International Growth	345,376	23,253	700,649	(332,020)	12,941	598	24,857	(11,318)
Institutional International Growth	148,064	150,369	1,102,278	(803,845)	8,792	7,511	60,324	(44,021)
International Small Cap Growth	42,647	6,416	88,485	(39,422)	2,989	371	6,391	(3,031)
Emerging Markets Leaders	61,028	2,899	94,327	(30,400)	5,510	221	8,630	(2,899)
Emerging Markets Growth	318,162	44,146	247,697	114,611	20,562	2,403	16,161	6,804
Emerging Markets Small Cap Growth	71,699	191	117,803	(45,913)	4,294	9	7,004	(2,701)
Bond	95,911	8,711	76,446	28,176	9,052	826	7,334	2,544
Short Duration Bond	33,540	1,470	18,745	16,265	3,873	170	2,172	1,871
Ultra-Short Duration Bond	166,102	2,649	86,109	82,642	19,137	305	9,930	9,512
Macro Allocation	75,968	4,686	438,011	(357,357)	6,925	431	40,871	(33,515)

December 31, 2021	William Blair Funds	151

Notes to Financial Statements

The following tables summarize the activity in capital shares of the Small Cap Value Fund for the years ended October 31, 2021 and 2020 (dollar amounts in thousands):

	2021
	Dollars					Shares
	Sales	Issued in Reorga- nization	Reinvest	Redemptions	Total	Sales	Issued in Reorga- nization	Reinvest	Redemptions	Total
Class N (a)	$715	$10,216	$—	$1,521	$9,410	21,895	317,775	—	46,864	292,806
Class I	398,983	24,461	181,788	1,146,946	(541,714)	12,568,399	760,891	5,519,000	34,394,651	(15,546,361)
Class R6 (a)	856,747	11,057	—	11,133	856,671	25,855,620	343,951	—	330,341	25,869,230
	$1,256,445	$45,734	$181,788	$1,159,600	$324,367

			2020
			Dollars				Shares
			Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Class I			$484,278	$40,801	$103,715	$421,364	21,049,717	1,428,054	4,338,309	18,139,462

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.

(8) Subsequent Events

On February 14, 2022, the Bond, Short Duration Bond and Ultra-Short Duration Bond Funds announced that the Board of Trustees, upon the recommendation of the Adviser, had approved the redemption of all shares of each of the Bond, Short Duration Bond and Ultra-Short Duration Bond Funds outstanding on or before April 15, 2022, and the subsequent termination of the Bond, Short Duration Bond and Ultra-Short Duration Bond Funds.

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there are no other impacts to the Funds’ financial statements.

152	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.15	$9.45	$7.91	$10.27	$11.41
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.05)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	2.49	3.43	2.54	0.75	2.78
Total from investment operations	2.41	3.38	2.51	0.71	2.76
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.75	1.68	0.97	3.07	3.90
Total distributions	1.75	1.68	0.97	3.07	3.90
Net asset value, end of year	$11.81	$11.15	$9.45	$7.91	$10.27
Total return (%)	22.09	35.97	31.97	5.10	24.35
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.21	1.26	1.24	1.22	1.20
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.20
Net investment income (loss), before waivers and reimbursements	(0.67)	(0.55)	(0.35)	(0.36)	(0.14)
Net investment income (loss), net of waivers and reimbursements	(0.66)	(0.49)	(0.31)	(0.34)	(0.14)
Class N net assets at the end of the year (in thousands)	$36,807	$35,494	$32,710	$38,370	$34,886
Portfolio turnover rate (%)	30	46	39	46	38

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.64	$11.25	$9.25	$11.51	$12.39
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.03)	(0.00)^	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	3.07	4.10	2.97	0.82	3.02
Total from investment operations	3.02	4.07	2.97	0.81	3.04
Less distributions from:
Net investment income	—	—	—	0.00 ^	0.02
Net realized gain	1.75	1.68	0.97	3.07	3.90
Total distributions	1.75	1.68	0.97	3.07	3.92
Net asset value, end of year	$14.91	$13.64	$11.25	$9.25	$11.51
Total return (%)	22.54	36.35	32.32	5.42	24.64
Ratios to average daily net assets (%):
Expenses	0.89	0.93	0.92	0.91	0.92
Net investment income (loss)	(0.35)	(0.23)	(0.03)	(0.06)	0.12
Class I net assets at the end of the year (in thousands)	$293,900	$249,716	$220,660	$187,306	$318,848
Portfolio turnover rate (%)	30	46	39	46	38

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$13.67	$11.26	$11.06
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)	(0.00	)^
Net realized and unrealized gain (loss) on investments	3.07	4.12	1.17
Total from investment operations	3.03	4.09	1.17
Less distributions from:
Net investment income	—	—	—
Net realized gain	1.75	1.68	0.97
Total distributions	1.75	1.68	0.97
Net asset value, end of year	$14.95	$13.67	$11.26
Total return (%)*	22.55	36.50	10.75
Ratios to average daily net assets (%)**:
Expenses	0.84	0.87	0.88
Net investment income (loss)	(0.29)	(0.23)	(0.06)
Class R6 net assets at the end of the year (in thousands)	$14,993	$12,041	$217
Portfolio turnover rate (%)*	30	46	39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2021	2020		2019		2018	2017
Net asset value, beginning of year	$20.03	$15.27		$11.99		$13.35	$10.26
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	0.01		0.00	^	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	5.65	5.52		4.29		0.81	3.19
Total from investment operations	5.58	5.53		4.29		0.79	3.17
Less distributions from:
Net investment income	—	0.00	^	0.01		—	—
Net realized gain	1.12	0.77		1.00		2.15	0.08
Total distributions	1.12	0.77		1.01		2.15	0.08
Net asset value, end of year	$24.49	$20.03		$15.27		$11.99	$13.35
Total return (%)	28.03	36.30		36.00		4.96	30.88
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.05	1.09		1.12		1.21	1.19
Expenses, net of waivers and reimbursements	0.90	0.90		0.95		1.05	1.05
Net investment income (loss), before waivers and reimbursements	(0.46)	(0.15)		(0.14)		(0.33)	(0.27)
Net investment income (loss), net of waivers and reimbursements	(0.31)	0.04		0.03		(0.17)	(0.13)
Class N net assets at the end of the year (in thousands)	$203,014	$138,152		$65,314		$41,361	$25,604
Portfolio turnover rate (%)	26	35		37		47	29

	Class I
	Years Ended December 31,
	2021	2020		2019		2018	2017
Net asset value, beginning of year	$21.29	$16.19		$12.66		$13.97	$10.70
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.06		0.04		0.01	0.02
Net realized and unrealized gain (loss) on investments	6.03	5.85		4.54		0.85	3.33
Total from investment operations	6.01	5.91		4.58		0.86	3.35
Less distributions from:
Net investment income	—	0.04		0.05		0.02	—
Net realized gain	1.12	0.77		1.00		2.15	0.08
Total distributions	1.12	0.81		1.05		2.17	0.08
Net asset value, end of year	$26.18	$21.29		$16.19		$12.66	$13.97
Total return (%)	28.39	36.59		36.35		5.21	31.29
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.75	0.80		0.81		0.90	0.90
Expenses, net of waivers and reimbursements	0.65	0.65		0.70		0.80	0.80
Net investment income (loss), before waivers and reimbursements	(0.17)	0.16		0.16		(0.01)	0.03
Net investment income (loss), net of waivers and reimbursements	(0.07)	0.31		0.27		0.09	0.13
Class I net assets at the end of the year (in thousands)	$669,060	$397,370		$236,930		$137,599	$177,959
Portfolio turnover rate (%)	26	35		37		47	29

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class R6
	Years Ended December 31,
	2021		2020	2019(a)
Net asset value, beginning of year	$21.27		$16.17	$15.12
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)^	0.01	0.04
Net realized and unrealized gain (loss) on investments	6.01		5.91	2.07
Total from investment operations	6.01		5.92	2.11
Less distributions from:
Net investment income	0.00	^	0.05	0.06
Net realized gain	1.12		0.77	1.00
Total distributions	1.12		0.82	1.06
Net asset value, end of year	$26.16		$21.27	$16.17
Total return (%)*	28.42		36.70	14.13
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.67		0.70	0.71
Expenses, net of waivers and reimbursements	0.60		0.60	0.60
Net investment income (loss), before waivers and reimbursements	(0.08)		(0.03)	0.22
Net investment income (loss), net of waivers and reimbursements	(0.01)		0.07	0.33
Class R6 net assets at the end of the year (in thousands)	$233,946		$177,347	$1,590
Portfolio turnover rate (%)*	26		35	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.89	$10.99	$8.87	$10.92	$10.69
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.08)	(0.05)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	1.13	3.01	3.22	0.03	2.29
Total from investment operations	1.01	2.93	3.17	(0.03)	2.21
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.61	1.03	1.05	2.02	1.98
Total distributions	0.61	1.03	1.05	2.02	1.98
Net asset value, end of year	$13.29	$12.89	$10.99	$8.87	$10.92
Total return (%)	8.10	26.80	36.02	(1.20)	20.88
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.48	1.54	1.51	1.57	1.49
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.23	1.30
Net investment income (loss), before waivers and reimbursements	(1.14)	(1.06)	(0.79)	(0.85)	(0.84)
Net investment income (loss), net of waivers and reimbursements	(0.86)	(0.72)	(0.48)	(0.51)	(0.65)
Class N net assets at the end of the year (in thousands)	$5,480	$6,074	$5,465	$4,944	$6,166
Portfolio turnover rate (%)	47	45	43	58	59

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.13	$11.93	$9.55	$11.57	$11.20
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.06)	(0.03)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.24	3.29	3.46	0.03	2.40
Total from investment operations	1.15	3.23	3.43	—	2.35
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.61	1.03	1.05	2.02	1.98
Total distributions	0.61	1.03	1.05	2.02	1.98
Net asset value, end of year	$14.67	$14.13	$11.93	$9.55	$11.57
Total return (%)	8.38	27.21	36.17	(0.86)	21.18
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.24	1.29	1.28	1.31	1.23
Expenses, net of waivers and reimbursements	0.95	0.95	0.95	0.98	1.05
Net investment income (loss), before waivers and reimbursements	(0.91)	(0.80)	(0.56)	(0.58)	(0.58)
Net investment income (loss), net of waivers and reimbursements	(0.62)	(0.46)	(0.23)	(0.25)	(0.40)
Class I net assets at the end of the year (in thousands)	$46,694	$77,273	$67,936	$51,173	$71,369
Portfolio turnover rate (%)	47	45	43	58	59

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$14.14	$11.94	$11.93
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	1.24	3.29	1.07
Total from investment operations	1.16	3.23	1.06
Less distributions from:
Net investment income	—	—	—
Net realized gain	0.61	1.03	1.05
Total distributions	0.61	1.03	1.05
Net asset value, end of year	$14.69	$14.14	$11.94
Total return (%)*	8.44	27.18	9.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.11	1.16	1.14
Expenses, net of waivers and reimbursements	0.90	0.90	0.90
Net investment income (loss), before waivers and reimbursements	(0.78)	(0.70)	(0.41)
Net investment income (loss), net of waivers and reimbursements	(0.57)	(0.44)	(0.17)
Class R6 net assets at the end of the year (in thousands)	$676	$623	$145
Portfolio turnover rate (%)*	47	45	43

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

	Class I
	Years Ended December 31,
	2021	2020		2019(a)
Net asset value, beginning of year	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.00	^	0.02
Net realized and unrealized gain (loss) on investments	3.46	2.20		0.67
Total from investment operations	3.43	2.20		0.69
Less distributions from:
Net investment income	—	—		0.01
Net realized gain	—	—		—
Total distributions	—	—		0.01
Net asset value, end of year	$16.31	$12.88		$10.68
Total return (%)*	26.63	20.60		6.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.25	1.22		3.92
Expenses, net of waivers and reimbursements	0.95	0.95		0.95
Net investment income (loss), before waivers and reimbursements	(0.47)	(0.27)		(2.23)
Net investment income (loss), net of waivers and reimbursements	(0.17)	0.00		0.74
Class I net assets at the end of the year (in thousands)	$61,433	$22,958		$1,655
Portfolio turnover rate (%)*	45	244		12

	Class R6
	Years Ended December 31,
	2021	2020		2019(a)
Net asset value, beginning of year	$12.88	$10.68		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.01		0.01
Net realized and unrealized gain (loss) on investments	3.46	2.19		0.68
Total from investment operations	3.44	2.20		0.69
Less distributions from:
Net investment income	—	0.00^		0.01
Net realized gain	—	—		—
Total distributions	—	0.00	^	0.01
Net asset value, end of year	$16.32	$12.88		$10.68
Total return (%)*	26.71	20.60		6.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.16	1.07		3.92
Expenses, net of waivers and reimbursements	0.90	0.90		0.90
Net investment income (loss), before waivers and reimbursements	(0.37)	(0.11)		(2.71)
Net investment income (loss), net of waivers and reimbursements	(0.11)	0.06		0.31
Class R6 net assets at the end of the year (in thousands)	$31,347	$7,087		$4,933
Portfolio turnover rate (%)*	45	244		12

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$32.96	$25.41	$20.97	$23.36	$19.20
Income (loss) from investment operations:
Net investment income (loss)	(0.36)	(0.24)	(0.20)	(0.18)	(0.16)
Net realized and unrealized gain (loss) on investments	2.90	8.37	6.56	(0.25)	5.62
Total from investment operations	2.54	8.13	6.36	(0.43)	5.46
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.23	0.58	1.92	1.96	1.30
Total distributions	3.23	0.58	1.92	1.96	1.30
Net asset value, end of year	$32.27	$32.96	$25.41	$20.97	$23.36
Total return (%)	8.27	32.04	30.41	(2.29)	28.57
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.43	1.45	1.43	1.44	1.43
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(1.10)	(1.01)	(0.88)	(0.81)	(0.82)
Net investment income (loss), net of waivers and reimbursements	(1.02)	(0.91)	(0.80)	(0.72)	(0.74)
Class N net assets at the end of the year (in thousands)	$232,166	$314,572	$334,017	$424,865	$228,828
Portfolio turnover rate (%)	38	55	56	46	64

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$35.13	$26.99	$22.12	$24.48	$20.02
Income (loss) from investment operations:
Net investment income (loss)	(0.29)	(0.19)	(0.14)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	3.11	8.91	6.93	(0.28)	5.87
Total from investment operations	2.82	8.72	6.79	(0.40)	5.76
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.23	0.58	1.92	1.96	1.30
Total distributions	3.23	0.58	1.92	1.96	1.30
Net asset value, end of year	$34.72	$35.13	$26.99	$22.12	$24.48
Total return (%)	8.56	32.35	30.77	(2.06)	28.90
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.16	1.17	1.16	1.16	1.16
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.83)	(0.73)	(0.59)	(0.53)	(0.55)
Net investment income (loss), net of waivers and reimbursements	(0.77)	(0.66)	(0.53)	(0.47)	(0.49)
Class I net assets at the end of the year (in thousands)	$2,487,862	$3,139,290	$2,531,823	$1,979,105	$1,576,180
Portfolio turnover rate (%)	38	55	56	46	64

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$35.18	$27.01	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.26)	(0.17)	(0.09)
Net realized and unrealized gain (loss) on investments	3.10	8.92	2.26
Total from investment operations	2.84	8.75	2.17
Less distributions from:
Net investment income	—	—	—
Net realized gain	3.23	0.58	1.92
Total distributions	3.23	0.58	1.92
Net asset value, end of year	$34.79	$35.18	$27.01
Total return (%)*	8.60	32.44	8.17
Ratios to average daily net assets (%)**:
Expenses	1.03	1.05	1.05
Net investment income (loss)	(0.69)	(0.61)	(0.46)
Class R6 net assets at the end of the year (in thousands)	$328,034	$123,220	$39,974
Portfolio turnover rate (%)*	38	55	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$34.49	$27.75	$23.23	$26.87	$25.24
Income (loss) from investment operations:
Net investment income (loss)	(0.45)	(0.29)	(0.24)	(0.27)	(0.25)
Net realized and unrealized gain (loss) on investments	4.56	10.86	5.40	(0.10)	6.88
Total from investment operations	4.11	10.57	5.16	(0.37)	6.63
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	6.70	3.83	0.64	3.27	5.00
Total distributions	6.70	3.83	0.64	3.27	5.00
Net asset value, end of year	$31.90	$34.49	$27.75	$23.23	$26.87
Total return (%)	12.91	38.32	22.26	(2.14)	26.70
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.56	1.58	1.54	1.55	1.54
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(1.24)	(1.10)	(0.92)	(0.94)	(0.93)
Net investment income (loss), net of waivers and reimbursements	(1.18)	(1.02)	(0.88)	(0.89)	(0.89)
Class N net assets at the end of the year (in thousands)	$179,739	$180,635	$180,706	$169,074	$146,291
Portfolio turnover rate (%)	49	71	51	74	81

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$39.36	$31.19	$25.99	$29.61	$27.34
Income (loss) from investment operations:
Net investment income (loss)	(0.41)	(0.24)	(0.19)	(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	5.27	12.24	6.03	(0.14)	7.47
Total from investment operations	4.86	12.00	5.84	(0.35)	7.27
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	6.70	3.83	0.64	3.27	5.00
Total distributions	6.70	3.83	0.64	3.27	5.00
Net asset value, end of year	$37.52	$39.36	$31.19	$25.99	$29.61
Total return (%)	13.22	38.68	22.51	(1.88)	26.99
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.25	1.30	1.27	1.25	1.25
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.93)	(0.82)	(0.65)	(0.65)	(0.64)
Net investment income (loss), net of waivers and reimbursements	(0.93)	(0.77)	(0.63)	(0.65)	(0.64)
Class I net assets at the end of the year (in thousands)	$402,629	$390,511	$423,881	$410,233	$343,119
Portfolio turnover rate (%)	49	71	51	74	81

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$39.40	$31.20	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.37)	(0.23)	(0.11)
Net realized and unrealized gain (loss) on investments	5.27	12.26	0.95
Total from investment operations	4.90	12.03	0.84
Less distributions from:
Net investment income	—	—	—
Net realized gain	6.70	3.83	0.64
Total distributions	6.70	3.83	0.64
Net asset value, end of year	$37.60	$39.40	$31.20
Total return (%)*	13.31	38.76	2.75
Ratios to average daily net assets (%)**:
Expenses	1.16	1.19	1.18
Net investment income (loss)	(0.84)	(0.71)	(0.51)
Class R6 net assets at the end of the year (in thousands)	$127,710	$103,462	$65,950
Portfolio turnover rate (%)*	49	71	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	Period Ended December 31,		Period Ended October 31,
	2021(b)		2021(a)
Net asset value, beginning of year	$33.49		$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.05
Net realized and unrealized gain (loss) on investments	1.37		1.29
Total from investment operations	1.37		1.34
Less distributions from:
Net investment income	—		—
Net realized gain	1.23		—
Total distributions	1.23		—
Net asset value, end of year	$33.63		$33.49
Total return (%)*	4.24		4.17
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.26		1.17
Expenses, net of waivers and reimbursements	1.15		1.15
Net investment income (loss), before waivers and reimbursements		(0.05)	0.51
Net investment income (loss), net of waivers and reimbursements	0.06		0.53
Class N net assets at the end of the year (in thousands)	$3,313		$9,805
Portfolio turnover rate (%)*	7		35

	Class I
	Period Ended December 31,				Year Ended October 31,
	2021(b)	2021	2020	2019	2018	2017
Net asset value, beginning of year	$33.52	$23.79	$28.84	$31.53	$35.04	$27.27
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.18	0.09	0.18	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.35	12.91	(3.89)	1.59	(1.00)	8.61
Total from investment operations	1.38	13.09	(3.80)	1.77	(0.94)	8.67
Less distributions from:
Net investment income	0.09	0.11	0.07	0.15	0.09	0.03
Net realized gain	1.23	3.25	1.18	4.31	2.48	0.87
Total distributions	1.32	3.36	1.25	4.46	2.57	0.90
Net asset value, end of year	$33.58	$33.52	$23.79	$28.84	$31.53	$35.04
Total return (%)*	4.31	55.32	(13.91)	8.60	(3.06)	32.07
Ratios to average daily net assets (%)**:
Expenses	0.82	0.86	0.89	0.93	0.93	0.95
Net investment income (loss)	0.55	0.52	0.37	0.63	0.16	0.17
Class I net assets at the end of the year (in thousands)	$1,059,157	$1,143,150	$1,181,409	$908,831	$738,558	$768,329
Portfolio turnover rate (%)*	7	35	27	31	31	30

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021. (b) For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class R6
	Period Ended December 31,	Period Ended October 31,
	2021(b)	2021(a)
Net asset value, beginning of year	$33.53	$32.15
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.06
Net realized and unrealized gain (loss) on investments	1.35	1.32
Total from investment operations	1.38	1.38
Less distributions from:
Net investment income	0.10	—
Net realized gain	1.23	—
Total distributions	1.33	—
Net asset value, end of year	$33.58	$33.53
Total return (%)*	4.33	4.26
Ratios to average daily net assets (%)**:
Expenses	0.78	0.78
Net investment income (loss)	0.59	0.64
Class R6 net assets at the end of the year (in thousands)	$1,006,928	$867,272
Portfolio turnover rate (%)*	7	35

(a)	For the period from July 17, 2021 (Commencement of Operations) to October 31, 2021.
(b)	For the period from November 1, 2021 to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.41	$14.92	$11.47	$14.53	$11.60
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.06)	0.01	0.02	0.05
Net realized and unrealized gain (loss) on investments	2.96	4.74	3.61	(1.12)	3.46
Total from investment operations	2.85	4.68	3.62	(1.10)	3.51
Less distributions from:
Net investment income	—	—	0.03	—	0.10
Net realized gain	1.09	2.19	0.14	1.96	0.48
Total distributions	1.09	2.19	0.17	1.96	0.58
Net asset value, end of year	$19.17	$17.41	$14.92	$11.47	$14.53
Total return (%)	16.55	31.50	31.57	(8.23)	30.31
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.38	1.45	1.39	1.47	1.63
Expenses, net of waivers and reimbursements	1.15	1.15	1.20	1.33	1.37
Net investment income (loss), before waivers and reimbursements	(0.79)	(0.67)	(0.10)	(0.01)	0.09
Net investment income (loss), net of waivers and reimbursements	(0.56)	(0.37)	0.09	0.13	0.35
Class N net assets at the end of the year (in thousands)	$13,709	$11,861	$8,910	$7,225	$7,761
Portfolio turnover rate (%)	18	27	27	49	41

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.47	$14.93	$11.47	$14.56	$11.62
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.01)	0.05	0.06	0.09
Net realized and unrealized gain (loss) on investments	2.96	4.74	3.61	(1.13)	3.47
Total from investment operations	2.90	4.73	3.66	(1.07)	3.56
Less distributions from:
Net investment income	—	0.00 ^	0.06	0.06	0.14
Net realized gain	1.09	2.19	0.14	1.96	0.48
Total distributions	1.09	2.19	0.20	2.02	0.62
Net asset value, end of year	$19.28	$17.47	$14.93	$11.47	$14.56
Total return (%)	16.78	31.86	31.96	(8.06)	30.69
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.07	1.12	1.07	1.15	1.33
Expenses, net of waivers and reimbursements	0.90	0.90	0.95	1.07	1.07
Net investment income (loss), before waivers and reimbursements	(0.49)	(0.31)	0.22	0.31	0.39
Net investment income (loss), net of waivers and reimbursements	(0.32)	(0.09)	0.34	0.39	0.65
Class I net assets at the end of the year (in thousands)	$124,488	$107,375	$114,666	$83,790	$60,067
Portfolio turnover rate (%)	18	27	27	49	41

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.47	$14.93	$11.47	$14.56	$11.62
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.02	0.06	0.07	0.10
Net realized and unrealized gain (loss) on investments	2.97	4.72	3.61	(1.13)	3.47
Total from investment operations	2.92	4.74	3.67	(1.06)	3.57
Less distributions from:
Net investment income	—	0.01	0.07	0.07	0.15
Net realized gain	1.09	2.19	0.14	1.96	0.48
Total distributions	1.09	2.20	0.21	2.03	0.63
Net asset value, end of year	$19.30	$17.47	$14.93	$11.47	$14.56
Total return (%)	16.90	31.91	32.02	(7.99)	30.78
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.99	1.06	1.01	1.08	1.10
Expenses, net of waivers and reimbursements	0.85	0.85	0.90	1.00	1.00
Net investment income (loss), before waivers and reimbursements	(0.40)	(0.10)	0.32	0.39	0.65
Net investment income (loss), net of waivers and reimbursements	(0.26)	0.11	0.43	0.47	0.75
Class R6 net assets at the end of the year (in thousands)	$5,585	$2,946	$48,133	$79,685	$143,521
Portfolio turnover rate (%)	18	27	27	49	41

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.69	$18.08	$13.80	$16.37	$12.88
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.04)	0.09	0.13	0.11
Net realized and unrealized gain (loss) on investments	2.35	4.82	4.25	(2.19)	3.70
Total from investment operations	2.23	4.78	4.34	(2.06)	3.81
Less distributions from:
Net investment income	0.00 ^	—	0.06	0.06	0.20
Net realized gain	0.64	0.17	—	0.45	0.12
Total distributions	0.64	0.17	0.06	0.51	0.32
Net asset value, end of year	$24.28	$22.69	$18.08	$13.80	$16.37
Total return (%)	9.93	26.45	31.46	(12.70)	29.65
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.30	1.31	1.32	1.39	1.59
Expenses, net of waivers and reimbursements	1.15	1.15	1.18	1.28	1.35
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.39)	0.44	0.70	0.48
Net investment income (loss), net of waivers and reimbursements	(0.50)	(0.23)	0.58	0.81	0.72
Class N net assets at the end of the year (in thousands)	$47,234	$19,586	$11,163	$8,715	$9,651
Portfolio turnover rate (%)	18	34	20	33	41

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.80	$18.13	$13.84	$16.44	$12.92
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.00)^	0.12	0.17	0.16
Net realized and unrealized gain (loss) on investments	2.36	4.85	4.27	(2.19)	3.71
Total from investment operations	2.30	4.85	4.39	(2.02)	3.87
Less distributions from:
Net investment income	0.05	0.01	0.10	0.13	0.23
Net realized gain	0.64	0.17	—	0.45	0.12
Total distributions	0.69	0.18	0.10	0.58	0.35
Net asset value, end of year	$24.41	$22.80	$18.13	$13.84	$16.44
Total return (%)	10.17	26.77	31.76	(12.45)	30.05
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.99	1.01	1.01	1.07	1.28
Expenses, net of waivers and reimbursements	0.90	0.90	0.93	1.03	1.05
Net investment income (loss), before waivers and reimbursements	(0.33)	(0.11)	0.64	1.02	0.86
Net investment income (loss), net of waivers and reimbursements	(0.24)	(0.00)	0.72	1.06	1.09
Class I net assets at the end of the year (in thousands)	$591,500	$393,596	$181,617	$76,382	$60,279
Portfolio turnover rate (%)	18	34	20	33	41

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.80	$18.12	$13.83	$16.43	$12.92
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.02	0.14	0.18	0.18
Net realized and unrealized gain (loss) on investments	2.35	4.85	4.26	(2.19)	3.70
Total from investment operations	2.31	4.87	4.40	(2.01)	3.88
Less distributions from:
Net investment income	0.06	0.02	0.11	0.14	0.25
Net realized gain	0.64	0.17	—	0.45	0.12
Total distributions	0.70	0.19	0.11	0.59	0.37
Net asset value, end of year	$24.41	$22.80	$18.12	$13.83	$16.43
Total return (%)	10.22	26.88	31.83	(12.38)	30.08
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.91	0.92	0.93	0.99	1.03
Expenses, net of waivers and reimbursements	0.85	0.85	0.88	0.95	0.95
Net investment income (loss), before waivers and reimbursements	(0.24)	0.03	0.80	1.07	1.10
Net investment income (loss), net of waivers and reimbursements	(0.18)	0.10	0.85	1.11	1.18
Class R6 net assets at the end of the year (in thousands)	$667,996	$687,171	$461,124	$324,902	$308,898
Portfolio turnover rate (%)	18	34	20	33	41

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	169

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$38.75	$29.68	$23.04	$30.41	$23.86
Income (loss) from investment operations:
Net investment income (loss)	(0.28)	(0.16)	0.09	0.16	0.21
Net realized and unrealized gain (loss) on investments	3.51	9.55	6.87	(5.56)	6.73
Total from investment operations	3.23	9.39	6.96	(5.40)	6.94
Less distributions from:
Net investment income	—	0.06	0.32	0.12	0.39
Net realized gain	4.41	0.26	—	1.85	—
Total distributions	4.41	0.32	0.32	1.97	0.39
Net asset value, end of year	$37.57	$38.75	$29.68	$23.04	$30.41
Total return (%)	8.68	31.64	30.24	(18.00)	29.11
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.46	1.47	1.45	1.46	1.47
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.45
Net investment income (loss), before waivers and reimbursements	(0.68)	(0.56)	0.34	0.54	0.76
Net investment income (loss), net of waivers and reimbursements	(0.67)	(0.54)	0.34	0.55	0.78
Class N net assets at the end of the year (in thousands)	$293,481	$288,976	$494,788	$456,533	$763,740
Portfolio turnover rate (%)	19	27	34	78	82

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$39.65	$30.38	$23.56	$31.13	$24.42
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.08)	0.18	0.26	0.30
Net realized and unrealized gain (loss) on investments	3.59	9.79	7.03	(5.70)	6.89
Total from investment operations	3.44	9.71	7.21	(5.44)	7.19
Less distributions from:
Net investment income	—	0.18	0.39	0.28	0.48
Net realized gain	4.41	0.26	—	1.85	—
Total distributions	4.41	0.44	0.39	2.13	0.48
Net asset value, end of year	$38.68	$39.65	$30.38	$23.56	$31.13
Total return (%)	9.01	31.99	30.66	(17.73)	29.49
Ratios to average daily net assets (%):
Expenses	1.14	1.16	1.14	1.13	1.14
Net investment income (loss)	(0.36)	(0.24)	0.65	0.86	1.08
Class I net assets at the end of the year (in thousands)	$1,702,775	$1,914,460	$1,552,355	$1,646,811	$2,375,326
Portfolio turnover rate (%)	19	27	34	78	82

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$39.66	$30.37	$27.56
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	3.58	9.83	3.27
Total from investment operations	3.47	9.76	3.22
Less distributions from:
Net investment income	—	0.21	0.41
Net realized gain	4.41	0.26	—
Total distributions	4.41	0.47	0.41
Net asset value, end of year	$38.72	$39.66	$30.37
Total return (%)*	9.09	32.16	11.71
Ratios to average daily net assets (%)**:
Expenses	1.06	1.07	1.06
Net investment income (loss)	(0.25)	(0.23)	(0.26)
Class R6 net assets at end of year (in thousands)	$126,641	$109,214	$61,916
Portfolio turnover rate (%)*	19	27	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	171

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.37	$17.35	$13.40	$18.08	$14.55
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.01)	0.12	0.18	0.21
Net realized and unrealized gain (loss) on investments	1.86	5.60	4.00	(3.29)	4.07
Total from investment operations	1.81	5.59	4.12	(3.11)	4.28
Less distributions from:
Net investment income	—	0.02	0.17	0.17	0.44
Net realized gain	3.15	2.55	—	1.40	0.31
Total distributions	3.15	2.57	0.17	1.57	0.75
Net asset value, end of year	$19.03	$20.37	$17.35	$13.40	$18.08
Total return (%)	9.39	32.47	30.75	(17.50)	29.53
Ratios to average daily net assets (%):
Expenses	1.01	1.00	0.99	0.97	0.97
Net investment income (loss)	(0.22)	(0.04)	0.77	1.01	1.22
Net assets at the end of the year (in thousands)	$1,281,843	$1,326,482	$1,892,911	$1,784,435	$2,330,299
Portfolio turnover rate (%)	19	31	35	82	84

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.45	$13.85	$10.36	$15.49	$12.87
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.05)	0.05	0.04	0.12
Net realized and unrealized gain (loss) on investments	1.91	4.01	3.45	(3.78)	3.98
Total from investment operations	1.79	3.96	3.50	(3.74)	4.10
Less distributions from:
Net investment income	—	—	0.01	0.08	0.32
Net realized gain	2.68	0.36	—	1.31	1.16
Total distributions	2.68	0.36	0.01	1.39	1.48
Net asset value, end of year	$16.56	$17.45	$13.85	$10.36	$15.49
Total return (%)	10.87	28.68	33.81	(24.48)	32.17
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.46	1.52	1.48	1.48	1.62
Expenses, net of waivers and reimbursements	1.46	1.52	1.48	1.48	1.47
Net investment income (loss), before waivers and reimbursements	(0.67)	(0.36)	0.45	0.29	0.70
Net investment income (loss), net of waivers and reimbursements	(0.67)	(0.36)	0.45	0.29	0.85
Class N net assets at the end of the year (in thousands)	$3,540	$3,101	$3,650	$3,440	$6,275
Portfolio turnover rate (%)	52	63	38	88	64

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.66	$13.98	$10.45	$15.65	$13.00
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.01)	0.09	0.09	0.14
Net realized and unrealized gain (loss) on investments	1.93	4.06	3.48	(3.84)	4.07
Total from investment operations	1.86	4.05	3.57	(3.75)	4.21
Less distributions from:
Net investment income	0.04	0.01	0.04	0.14	0.40
Net realized gain	2.68	0.36	—	1.31	1.16
Total distributions	2.72	0.37	0.04	1.45	1.56
Net asset value, end of year	$16.80	$17.66	$13.98	$10.45	$15.65
Total return (%)	11.17	29.04	34.22	(24.29)	32.70
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.19	1.25	1.21	1.18	1.31
Expenses, net of waivers and reimbursements	1.19	1.25	1.21	1.18	1.16
Net investment income (loss), before waivers and reimbursements	(0.40)	(0.05)	0.75	0.60	0.77
Net investment income (loss), net of waivers and reimbursements	(0.40)	(0.05)	0.75	0.60	0.92
Class I net assets at the end of the year (in thousands)	$136,573	$145,283	$142,951	$165,451	$338,920
Portfolio turnover rate (%)	52	63	38	88	64

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	173

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2021	2020		2019	2018	2017
Net asset value, beginning of year	$17.76	$14.05		$10.50	$15.73	$13.07
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.00	^	0.11	0.10	0.15
Net realized and unrealized gain (loss) on investments	1.95	4.09		3.49	(3.85)	4.08
Total from investment operations	1.89	4.09		3.60	(3.75)	4.23
Less distributions from:
Net investment income	0.06	0.02		0.05	0.17	0.41
Net realized gain	2.68	0.36		—	1.31	1.16
Total distributions	2.74	0.38		0.05	1.48	1.57
Net asset value, end of year	$16.91	$17.76		$14.05	$10.50	$15.73
Total return (%)	11.27	29.23		34.32	(24.19)	32.70
Ratios to average daily net assets (%):
Expenses	1.10	1.14		1.12	1.08	1.08
Net investment income (loss)	(0.31)	0.02		0.86	0.67	0.99
Class R6 net assets at the end of the year (in thousands)	$243,398	$188,497		$162,465	$171,833	$256,558
Portfolio turnover rate (%)	52	63		38	88	64

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.26	$10.51	$8.26	$11.06	$7.84
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.02)	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	(0.98)	2.88	2.28	(1.97)	3.26
Total from investment operations	(1.04)	2.86	2.31	(1.94)	3.27
Less distributions from:
Net investment income	0.01	—	0.04	0.07	0.05
Net realized gain	0.88	0.11	0.02	0.79	—
Total distributions	0.89	0.11	0.06	0.86	0.05
Net asset value, end of year	$11.33	$13.26	$10.51	$8.26	$11.06
Total return (%)	(7.69)	27.23	27.98	(17.73)	41.68
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.56	1.63	1.62	1.60	1.62
Expenses, net of waivers and reimbursements	1.40	1.40	1.45	1.58	1.47
Net investment income (loss), before waivers and reimbursements	(0.64)	(0.45)	0.17	0.27	(0.01)
Net investment income (loss), net of waivers and reimbursements	(0.48)	(0.22)	0.34	0.29	0.14
Class N net assets at the end of the year (in thousands)	$2,096	$1,803	$1,856	$2,239	$2,766
Portfolio turnover rate (%)	40	47	33	52	59

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.28	$10.52	$8.27	$11.09	$7.87
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.00)^	0.06	0.06	0.02
Net realized and unrealized gain (loss) on investments	(0.98)	2.89	2.29	(1.97)	3.27
Total from investment operations	(1.02)	2.89	2.35	(1.91)	3.29
Less distributions from:
Net investment income	0.05	0.02	0.08	0.12	0.07
Net realized gain	0.88	0.11	0.02	0.79	—
Total distributions	0.93	0.13	0.10	0.91	0.07
Net asset value, end of year	$11.33	$13.28	$10.52	$8.27	$11.09
Total return (%)	(7.48)	27.52	28.36	(17.45)	41.89
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.28	1.33	1.29	1.27	1.40
Expenses, net of waivers and reimbursements	1.15	1.15	1.20	1.27	1.25
Net investment income (loss), before waivers and reimbursements	(0.40)	(0.21)	0.53	0.58	0.09
Net investment income (loss), net of waivers and reimbursements	(0.27)	(0.03)	0.62	0.58	0.24
Class I net assets at the end of the year (in thousands)	$42,750	$62,319	$45,090	$34,786	$47,666
Portfolio turnover rate (%)	40	47	33	52	59

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	175

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class R6
	Years Ended December 31,
	2021	2020		2019	2018	2017
Net asset value, beginning of year	$13.26	$10.51		$8.26	$11.09	$7.86
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.00	^	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	(0.98)	2.89		2.29	(1.98)	3.28
Total from investment operations	(1.00)	2.89		2.35	(1.91)	3.31
Less distributions from:
Net investment income	0.06	0.03		0.08	0.13	0.08
Net realized gain	0.88	0.11		0.02	0.79	—
Total distributions	0.94	0.14		0.10	0.92	0.08
Net asset value, end of year	$11.32	$13.26		$10.51	$8.26	$11.09
Total return (%)	(7.35)	27.50		28.45	(17.46)	42.15
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.20	1.26		1.23	1.20	1.19
Expenses, net of waivers and reimbursements	1.10	1.10		1.15	1.20	1.19
Net investment income (loss), before waivers and reimbursements	(0.26)	(0.11)		0.57	0.71	0.33
Net investment income (loss), net of waivers and reimbursements	(0.16)	0.05		0.65	0.71	0.33
Class R6 net assets at the end of the year (in thousands)	$428,839	$198,015		$191,337	$161,889	$427,480
Portfolio turnover rate (%)	40	47		33	52	59

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.42	$13.67	$11.14	$16.20	$10.99
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.09)	0.11	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.62	5.60	2.98	(3.49)	5.35
Total from investment operations	0.49	5.51	3.09	(3.48)	5.33
Less distributions from:
Net investment income	—	—	0.16	0.11	0.12
Net realized gain	3.36	0.76	0.40	1.47	—
Total distributions	3.36	0.76	0.56	1.58	0.12
Net asset value, end of year	$15.55	$18.42	$13.67	$11.14	$16.20
Total return (%)	2.97	40.43	27.89	(21.61)	48.53
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.55	1.55	1.51	1.52	1.65
Expenses, net of waivers and reimbursements	1.55	1.55	1.51	1.52	1.50
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.60)	0.84	0.09	(0.29)
Net investment income (loss), net of waivers and reimbursements	(0.65)	(0.60)	0.84	0.09	(0.14)
Class N net assets at the end of the year (in thousands)	$28,565	$18,606	$7,804	$7,103	$10,479
Portfolio turnover rate (%)	52	77	79	113	91

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.66	$13.82	$11.25	$16.36	$11.10
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.05)	0.14	0.05	0.01
Net realized and unrealized gain (loss) on investments	0.62	5.66	3.02	(3.52)	5.40
Total from investment operations	0.55	5.61	3.16	(3.47)	5.41
Less distributions from:
Net investment income	—	0.01	0.19	0.17	0.15
Net realized gain	3.36	0.76	0.40	1.47	—
Total distributions	3.36	0.77	0.59	1.64	0.15
Net asset value, end of year	$15.85	$18.66	$13.82	$11.25	$16.36
Total return (%)	3.25	40.72	28.29	(21.37)	48.83
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.27	1.30	1.26	1.27	1.42
Expenses, net of waivers and reimbursements	1.27	1.30	1.26	1.27	1.27
Net investment income (loss), before waivers and reimbursements	(0.37)	(0.33)	1.06	0.34	(0.07)
Net investment income (loss), net of waivers and reimbursements	(0.37)	(0.33)	1.06	0.34	0.08
Class I net assets at the end of the year (in thousands)	$190,985	$113,697	$73,496	$79,427	$129,481
Portfolio turnover rate (%)	52	77	79	113	91

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	177

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.84	$13.94	$11.35	$16.49	$11.18
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.03)	0.15	0.07	0.02
Net realized and unrealized gain (loss) on investments	0.63	5.71	3.04	(3.56)	5.46
Total from investment operations	0.58	5.68	3.19	(3.49)	5.48
Less distributions from:
Net investment income	0.02	0.02	0.20	0.18	0.17
Net realized gain	3.36	0.76	0.40	1.47	—
Total distributions	3.38	0.78	0.60	1.65	0.17
Net asset value, end of year	$16.04	$18.84	$13.94	$11.35	$16.49
Total return (%)	3.37	40.90	28.28	(21.29)	49.06
Ratios to average daily net assets (%):
Expenses	1.17	1.20	1.19	1.19	1.17
Net investment income (loss)	(0.27)	(0.22)	1.17	0.46	0.17
Class R6 net assets at the end of the year (in thousands)	$822,288	$1,063,433	$708,892	$654,441	$1,178,853
Portfolio turnover rate (%)	52	77	79	113	91

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$22.22	$16.80	$13.96		$18.66	$13.73
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.06)	0.00	^	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	3.53	5.48	2.84		(4.38)	5.46
Total from investment operations	3.33	5.42	2.84		(4.40)	5.47
Less distributions from:
Net investment income	—	—	—		—	0.50
Net realized gain	2.03	—	—		0.30	0.04
Total distributions	2.03	—	—		0.30	0.54
Net asset value, end of year	$23.52	$22.22	$16.80		$13.96	$18.66
Total return (%)	15.23	32.26	20.34		(23.57)	40.09
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.60	1.77	1.71		1.70	1.83
Expenses, net of waivers and reimbursements	1.55	1.55	1.55		1.58	1.64
Net investment income (loss), before waivers and reimbursements	(0.88)	(0.58)	(0.14)		(0.22)	(0.11)
Net investment income (loss), net of waivers and reimbursements	(0.83)	(0.36)	0.02		(0.10)	0.08
Class N net assets at the end of the year (in thousands)	$4,262	$3,947	$4,025		$8,977	$15,082
Portfolio turnover rate (%)	76	119	142		187	183

	Class I
	Years Ended December 31,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$22.40	$16.90	$14.03		$18.73	$13.77
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.02)	0.04		0.03	0.08
Net realized and unrealized gain (loss) on investments	3.56	5.53	2.86		(4.41)	5.47
Total from investment operations	3.42	5.51	2.90		(4.38)	5.55
Less distributions from:
Net investment income	—	0.01	0.03		0.02	0.55
Net realized gain	2.03	—	—		0.30	0.04
Total distributions	2.03	0.01	0.03		0.32	0.59
Net asset value, end of year	$23.79	$22.40	$16.90		$14.03	$18.73
Total return (%)	15.51	32.60	20.58		(23.31)	40.53
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.31	1.45	1.40		1.38	1.50
Expenses, net of waivers and reimbursements	1.30	1.30	1.30		1.33	1.31
Net investment income (loss), before waivers and reimbursements	(0.59)	(0.25)	0.18		0.13	0.30
Net investment income (loss), net of waivers and reimbursements	(0.58)	(0.10)	0.28		0.18	0.49
Class I net assets at the end of the year (in thousands)	$171,994	$151,302	$142,885		$169,770	$282,620
Portfolio turnover rate (%)	76	119	142		187	183

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	179

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$22.44	$16.93	$14.06	$18.76	$13.79
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.00)^	0.05	0.05	0.10
Net realized and unrealized gain (loss) on investments	3.56	5.53	2.86	(4.41)	5.47
Total from investment operations	3.44	5.53	2.91	(4.36)	5.57
Less distributions from:
Net investment income	0.01	0.02	0.04	0.04	0.56
Net realized gain	2.03	—	—	0.30	0.04
Total distributions	2.04	0.02	0.04	0.34	0.60
Net asset value, end of year	$23.84	$22.44	$16.93	$14.06	$18.76
Total return (%)	15.58	32.66	20.69	(23.24)	40.62
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.23	1.36	1.33	1.30	1.29
Expenses, net of waivers and reimbursements	1.23	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.49)	(0.14)	0.27	0.22	0.53
Net investment income (loss), net of waivers and reimbursements	(0.49)	(0.03)	0.35	0.27	0.57
Class R6 net assets at the end of the year (in thousands)	$324,152	$152,160	$130,711	$98,188	$166,927
Portfolio turnover rate (%)	76	119	142	187	183

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

China Growth Fund

Class I
Period Ended December 31,
2021(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.42)
Total from investment operations	(0.46)
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$9.54
Total return (%)*	(4.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	4.74
Expenses, net of waivers and reimbursements	1.05
Net investment income (loss), before waivers and reimbursements	(4.69)
Net investment income (loss), net of waivers and reimbursements	(1.00)
Class I net assets at the end of the year (in thousands)	$5,538
Portfolio turnover rate (%)*	4

Class R6
Period Ended December 31,
2021(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.43)
Total from investment operations	(0.46)
Less distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Net asset value, end of year	$9.54
Total return (%)*	(4.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	4.72
Expenses, net of waivers and reimbursements	1.00
Net investment income (loss), before waivers and reimbursements	(4.61)
Net investment income (loss), net of waivers and reimbursements	(0.89)
Class R6 net assets at the end of the year (in thousands)	$1,687
Portfolio turnover rate (%)*	4

(a)	For the period from August 27, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	181

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.83	$10.41	$9.75	$10.41	$10.41
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.24	0.30	0.31	0.27
Net realized and unrealized gain (loss) on investments	(0.35)	0.54	0.77	(0.56)	0.12
Total from investment operations	(0.18)	0.78	1.07	(0.25)	0.39
Less distributions from:
Net investment income	0.27	0.36	0.41	0.41	0.39
Net realized gain	—	—	—	—	—
Total distributions	0.27	0.36	0.41	0.41	0.39
Net asset value, end of year	$10.38	$10.83	$10.41	$9.75	$10.41
Total return (%)	(1.66)†	7.63	11.09	(2.42)	3.83
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.69	0.79	0.69	0.69	0.82
Expenses, net of waivers and reimbursements	0.60	0.60	0.60	0.62	0.65
Net investment income (loss), before waivers and reimbursements	1.56	2.04	2.90	3.01	2.40
Net investment income (loss), net of waivers and reimbursements	1.65	2.23	2.99	3.08	2.57
Class N net assets at the end of the year (in thousands)	$36,369	$39,522	$32,176	$70,253	$83,662
Portfolio turnover rate (%)	93	71	58	40	17

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.71	$10.30	$9.65	$10.31	$10.30
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.25	0.31	0.32	0.29
Net realized and unrealized gain (loss) on investments	(0.34)	0.54	0.76	(0.56)	0.13
Total from investment operations	(0.15)	0.79	1.07	(0.24)	0.42
Less distributions from:
Net investment income	0.30	0.38	0.42	0.42	0.41
Net realized gain	—	—	—	—	—
Total distributions	0.30	0.38	0.42	0.42	0.41
Net asset value, end of year	$10.26	$10.71	$10.30	$9.65	$10.31
Total return (%)	(1.41)†	7.73	11.22	(2.31)	4.16
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.48	0.55	0.47	0.46	0.60
Expenses, net of waivers and reimbursements	0.45	0.45	0.45	0.46	0.43
Net investment income (loss), before waivers and reimbursements	1.77	2.29	3.10	3.24	2.62
Net investment income (loss), net of waivers and reimbursements	1.80	2.39	3.12	3.24	2.79
Class I net assets at the end of the year (in thousands)	$211,636	$232,716	$206,304	$281,442	$384,464
Portfolio turnover rate (%)	93	71	58	40	17

†	The impact of the Voluntary Payment from Adviser was 0.05%.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.71	$10.30	$9.64	$10.30	$10.29
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.26	0.32	0.33	0.30
Net realized and unrealized gain (loss) on investments	(0.34)	0.53	0.76	(0.56)	0.13
Total from investment operations	(0.15)	0.79	1.08	(0.23)	0.43
Less distributions from:
Net investment income	0.31	0.38	0.42	0.43	0.42
Net realized gain	—	—	—	—	—
Total distributions	0.31	0.38	0.42	0.43	0.42
Net asset value, end of year	$10.25	$10.71	$10.30	$9.64	$10.30
Total return (%)	(1.40)†	7.79	11.39	(2.26)	4.24
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.41	0.46	0.41	0.38	0.37
Expenses, net of waivers and reimbursements	0.40	0.40	0.40	0.38	0.35
Net investment income (loss), before waivers and reimbursements	1.83	2.39	3.17	3.32	2.85
Net investment income (loss), net of waivers and reimbursements	1.84	2.45	3.18	3.32	2.87
Class R6 net assets at the end of the year (in thousands)	$49,317	$48,482	$43,655	$70,851	$91,629
Portfolio turnover rate (%)	93	71	58	40	17

†	The impact of the Voluntary Payment from Adviser was 0.05%.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	183

Financial Highlights — For a share outstanding throughout each period

Short Duration Bond Fund (formerly known as Income Fund)

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.71	$8.57	$8.36	$8.72	$8.86
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.12	0.17	0.17	0.16
Net realized and unrealized gain (loss) on investments	(0.21)	0.25	0.32	(0.25)	(0.03)
Total from investment operations	(0.14)	0.37	0.49	(0.08)	0.13
Less distributions from:
Net investment income	0.13	0.23	0.28	0.28	0.27
Net realized gain	—	—	—	—	—
Total distributions	0.13	0.23	0.28	0.28	0.27
Net asset value, end of year	$8.44	$8.71	$8.57	$8.36	$8.72
Total return (%)	(1.62)†	4.34	5.92	(0.86)	1.46
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.11	1.03	0.98	0.91	0.88
Expenses, net of waivers and reimbursements	0.78	0.85	0.85	0.85	0.85
Net investment income (loss), before waivers and reimbursements	0.43	1.16	1.85	1.96	1.77
Net investment income (loss), net of waivers and reimbursements	0.76	1.34	1.98	2.02	1.80
Class N net assets at the end of the year (in thousands)	$14,380	$22,610	$19,662	$22,422	$39,625
Portfolio turnover rate (%)	111	57	114	97	37

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.65	$8.52	$8.30	$8.66	$8.80
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.12	0.18	0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.21)	0.25	0.33	(0.25)	(0.03)
Total from investment operations	(0.13)	0.37	0.51	(0.06)	0.15
Less distributions from:
Net investment income	0.14	0.24	0.29	0.30	0.29
Net realized gain	—	—	—	—	—
Total distributions	0.14	0.24	0.29	0.30	0.29
Net asset value, end of year	$8.38	$8.65	$8.52	$8.30	$8.66
Total return (%)	(1.49)†	4.39	6.24	(0.69)	1.68
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.87	0.78	0.74	0.65	0.62
Expenses, net of waivers and reimbursements	0.63	0.70	0.70	0.65	0.62
Net investment income (loss), before waivers and reimbursements	0.67	1.35	2.10	2.22	2.03
Net investment income (loss), net of waivers and reimbursements	0.91	1.43	2.14	2.22	2.03
Class I net assets at the end of the year (in thousands)	$24,241	$45,641	$31,629	$34,793	$51,153
Portfolio turnover rate (%)	111	57	114	97	37

†	The impact of the Voluntary Payment from Adviser was 0.16%.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Short Duration Bond Fund (formerly known as Income Fund)

	Class R6
	Years Ended December 31,
	2021	2020	2019(a)
Net asset value, beginning of year	$8.65	$8.52	$8.45
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.13	0.09
Net realized and unrealized gain (loss) on investments	(0.19)	0.24	0.18
Total from investment operations	(0.12)	0.37	0.27
Less distributions from:
Net investment income	0.15	0.24	0.20
Net realized gain	—	—	—
Total distributions	0.15	0.24	0.20
Net asset value, end of year	$8.38	$8.65	$8.52
Total return (%)*	(1.44)†	4.44	3.18
Ratios to average daily net assets (%)**:
Expenses, before of waivers and reimbursements	0.82	0.73	0.71
Expenses, net waivers and reimbursements	0.58	0.65	0.65
Net investment income (loss), before of waivers and reimbursements	0.57	1.47	1.46
Net investment income (loss), net waivers and reimbursements	0.81	1.55	1.52
Class R6 net assets at end of year (in thousands)	$221	$71	$52
Portfolio turnover rate (%)*	111	57	114

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
†	The impact of the Voluntary Payment from Adviser was 0.16%.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	185

Financial Highlights — For a share outstanding throughout each period

Ultra-Short Duration Bond Fund (formerly known as Low Duration Fund)

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.65	$8.68	$8.70	$8.92	$9.07
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08	0.19	0.17	0.11
Net realized and unrealized gain (loss) on investments	(0.09)	0.14	0.11	(0.10)	(0.04)
Total from investment operations	(0.06)	0.22	0.30	0.07	0.07
Less distributions from:
Net investment income	0.16	0.25	0.32	0.29	0.22
Net realized gain	—	—	—	—	—
Total distributions	0.16	0.25	0.32	0.29	0.22
Net asset value, end of year	$8.43	$8.65	$8.68	$8.70	$8.92
Total return (%)	(0.73)†	2.56	3.48	0.80	0.84
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.76	0.84	0.75	0.72	0.79
Expenses, net of waivers and reimbursements	0.55	0.55	0.55	0.58	0.61
Net investment income (loss), before waivers and reimbursements	0.09	0.60	1.96	1.83	1.04
Net investment income (loss), net of waivers and reimbursements	0.30	0.89	2.16	1.97	1.22
Class N net assets at the end of the year (in thousands)	$12,497	$13,736	$1,513	$1,661	$1,979
Portfolio turnover rate (%)	210	72	183	122	109

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.64	$8.67	$8.70	$8.91	$9.07
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.10	0.20	0.19	0.13
Net realized and unrealized gain (loss) on investments	(0.08)	0.13	0.10	(0.09)	(0.05)
Total from investment operations	(0.04)	0.23	0.30	0.10	0.08
Less distributions from:
Net investment income	0.17	0.26	0.33	0.31	0.24
Net realized gain	—	—	—	—	—
Total distributions	0.17	0.26	0.33	0.31	0.24
Net asset value, end of year	$8.43	$8.64	$8.67	$8.70	$8.91
Total return (%)	(0.47)†	2.72	3.52	1.12	0.91
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.54	0.60	0.53	0.46	0.59
Expenses, net of waivers and reimbursements	0.40	0.40	0.40	0.39	0.41
Net investment income (loss), before waivers and reimbursements	0.32	0.98	2.19	2.05	1.27
Net investment income (loss), net of waivers and reimbursements	0.46	1.18	2.32	2.12	1.45
Class I net assets at the end of the year (in thousands)	$76,364	$104,093	$38,156	$56,120	$131,186
Portfolio turnover rate (%)	210	72	183	122	109

†	The impact of the Voluntary Payment from Adviser was 0.16%.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

186	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Ultra-Short Duration Bond Fund (formerly known as Low Duration Fund)

	Class R6
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.64	$8.68	$8.70	$8.91	$9.07
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.12	0.21	0.19	0.14
Net realized and unrealized gain (loss) on investments	(0.09)	0.11	0.11	(0.09)	(0.05)
Total from investment operations	(0.04)	0.23	0.32	0.10	0.09
Less distributions from:
Net investment income	0.17	0.27	0.34	0.31	0.25
Net realized gain	—	—	—	—	—
Total distributions	0.17	0.27	0.34	0.31	0.25
Net asset value, end of year	$8.43	$8.64	$8.68	$8.70	$8.91
Total return (%)	(0.42)†	2.65	3.69	1.15	0.96
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.49	0.53	0.50	0.42	0.40
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.35	0.37
Net investment income (loss), before waivers and reimbursements	0.40	1.19	2.22	2.10	1.48
Net investment income (loss), net of waivers and reimbursements	0.54	1.37	2.37	2.17	1.51
Class R6 net assets at the end of the year (in thousands)	$17,290	$40,551	$36,846	$47,585	$99,912
Portfolio turnover rate (%)	210	72	183	122	109

†	The impact of the Voluntary Payment from Adviser was 0.16%.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	187

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Debt Fund

Class I
Period Ended December 31,
2021(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27
Net realized and unrealized gain (loss) on investments	(0.40)
Total from investment operations	(0.13)
Less distributions from:
Net investment income	0.28
Net realized gain	—
Total distributions	0.28
Net asset value, end of year	$9.59
Total return (%)*	(1.39)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.24
Expenses, net of waivers and reimbursements	0.70
Net investment income (loss), before waivers and reimbursements	4.02
Net investment income (loss), net of waivers and reimbursements	4.56
Class I net assets at end of year (in thousands)	$1,484
Portfolio turnover rate (%)*	72

Class R6
Period Ended December 31,
2021(a)
Net asset value, beginning of year	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.28
Net realized and unrealized gain (loss) on investments	(0.41)
Total from investment operations	(0.13)
Less distributions from:
Net investment income	0.28
Net realized gain	—
Total distributions	0.28
Net asset value, end of year	$9.59
Total return (%)*	(1.32)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.17
Expenses, net of waivers and reimbursements	0.65
Net investment income (loss), before waivers and reimbursements	4.10
Net investment income (loss), net of waivers and reimbursements	4.62
Class R6 net assets at end of year (in thousands)	$50,010
Portfolio turnover rate (%)*	72

(a)	For the period from May 25, 2021 (Commencement of Operations) to December 31, 2021.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

188	Annual Report	December 31, 2021

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.93	$11.44	$11.41	$11.84	$11.34
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.04	0.08	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.06	(0.44)	0.37	(0.24)	0.51
Total from investment operations	0.13	(0.40)	0.45	(0.16)	0.57
Less distributions from:
Net investment income	0.24	0.11	0.42	0.27	0.07
Net realized gain	—	—	—	—	—
Total distributions	0.24	0.11	0.42	0.27	0.07
Net asset value, end of year	$10.82	$10.93	$11.44	$11.41	$11.84
Total return (%)	1.15	(3.49)	3.97	(1.30)	5.06
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.39	1.36	1.22	1.30	1.52
Expenses, net of waivers and reimbursements	1.28	1.26	1.22	1.30	1.37
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.25	1.25	1.21	1.28	1.31
Net investment income (loss), before waivers and reimbursements	0.54	0.26	0.70	0.66	0.35
Net investment income (loss), net of waivers and reimbursements	0.65	0.36	0.70	0.66	0.50
Class N net assets at the end of the year (in thousands)	$6,673	$7,674	$13,717	$43,463	$41,483
Portfolio turnover rate (%)	70	29	31	36	43

	Class I
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.85	$11.35	$11.38	$11.88	$11.38
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	0.13	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.08	(0.42)	0.34	(0.24)	0.51
Total from investment operations	0.16	(0.36)	0.47	(0.13)	0.62
Less distributions from:
Net investment income	0.27	0.14	0.50	0.37	0.12
Net realized gain	—	—	—	—	—
Total distributions	0.27	0.14	0.50	0.37	0.12
Net asset value, end of year	$10.74	$10.85	$11.35	$11.38	$11.88
Total return (%)	1.41	(3.15)	4.14	(1.08)	5.50
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.12	1.04	0.97	0.99	1.17
Expenses, net of waivers and reimbursements	1.03	1.01	0.97	0.99	1.02
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.00	1.00	0.96	0.97	0.96
Net investment income (loss), before waivers and reimbursements	0.66	0.56	1.09	0.95	0.75
Net investment income (loss), net of waivers and reimbursements	0.75	0.59	1.09	0.95	0.90
Class I net assets at the end of the year (in thousands)	$67,139	$171,153	$358,935	$486,543	$780,075
Portfolio turnover rate (%)	70	29	31	36	43

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2021	William Blair Funds	189

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class R6
	Years Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.85	$11.36	$11.38	$11.89	$11.40
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.08	0.14	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.07	(0.44)	0.34	(0.24)	0.51
Total from investment operations	0.17	(0.36)	0.48	(0.11)	0.63
Less distributions from:
Net investment income	0.28	0.15	0.50	0.40	0.14
Net realized gain	—	—	—	—	—
Total distributions	0.28	0.15	0.50	0.40	0.14
Net asset value, end of year	$10.74	$10.85	$11.36	$11.38	$11.89
Total return (%)	1.48	(3.13)	4.29	(0.94)	5.51
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.01	0.93	0.89	0.91	0.92
Expenses, net of waivers and reimbursements	0.98	0.93	0.89	0.91	0.92
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.95	0.92	0.88	0.89	0.86
Net investment income (loss), before waivers and reimbursements	0.91	0.70	1.23	1.10	1.04
Net investment income (loss), net of waivers and reimbursements	0.94	0.70	1.23	1.10	1.04
Class R6 net assets at the end of the year (in thousands)	$114,984	$174,888	$378,148	$391,812	$487,082
Portfolio turnover rate (%)	70	29	31	36	43

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

190	Annual Report	December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of William Blair Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of William Blair Funds (the “Trust”) (comprising Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Core Fund, Small-Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, China Growth Fund, Bond Fund, Short Duration Bond Fund (formerly Income Fund), Ultra-Short Duration Bond Fund (formerly Low Duration Fund), Emerging Markets Debt Fund, and Macro Allocation Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising William Blair Funds at December 31, 2021, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising William Blair Funds	Statement of operations	Statement of changes in net assets	Financial highlights

Growth Fund

Large Cap Growth Fund

Mid Cap Growth Fund

Small-Mid Cap Growth Fund

Small Cap Growth Fund

Global Leaders Fund

International Leaders Fund

International Growth Fund

Institutional International Growth Fund

International Small Cap Growth Fund

Emerging Markets Leaders Fund

Emerging Markets Growth Fund

Emerging Markets Small Cap Growth Fund

Bond Fund

Short Duration Bond Fund (formerly Income Fund)

Ultra-Short Duration Bond Fund (formerly Low Duration Fund)

Macro Allocation Fund

	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
Small-Mid Cap Core Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the two years in the period ended December 31, 2021 and the period from October 1, 2019 (commencement of operations) through December 31, 2019
Emerging Markets Debt Fund	For the period from May 25, 2021 (commencement of operations) through December 31, 2021
China Growth Fund	For the period from August 27, 2021 (commencement of operations) through December 31, 2021
Small Cap Value Fund	For the period from November 1, 2021 through December 31, 2021 and for the year ended October 31, 2021

December 31, 2021	William Blair Funds	191

The statement of changes in net assets for the year ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 for the Small Cap Value Fund were audited by other auditors whose report dated December 21, 2020, expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more William Blair investment companies since 1989.

Chicago, Illinois
February 25, 2022

192	Annual Report	December 31, 2021

APPROVAL OF THE MANAGEMENT AGREEMENT FOR THE WILLIAM BLAIR CHINA GROWTH FUND

On April 28, 2021, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”), including the Trustees who are not interested persons of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the management agreement between the Trust, on behalf of the William Blair China Growth Fund (the “Fund”), and William Blair Investment Management, LLC (the “Adviser”). The Independent Trustees met independently of Trust management and the interested Trustees of the Trust to consider the approval of the management agreement. The Independent Trustees reviewed materials provided by the Adviser and Broadridge for the approval of the management agreement and were assisted by independent legal counsel in making their determination. The Board determined that, given the totality of the information provided with respect to the management agreement, the Board had received sufficient information to consider the approval of the management agreement. The Board considered the following factors in making its determination, but did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services expected to be provided by the Adviser to the Fund, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Fund’s portfolio managers and financial information regarding the Adviser. The Board considered the proposed portfolio management team members’ previous experience investing in China. The Board also considered the Adviser’s experience in managing new funds and investing in China. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Adviser to the Fund were expected to be satisfactory.

Fees and Expenses. The Board reviewed the proposed advisory fee for the Fund and reviewed information comparing the advisory fee to a peer group and a peer universe of institutional funds provided by Broadridge. The Broadridge peer group consisted of the Fund and six other (no-load) institutional China region funds with no Rule 12b-1 fees, as classified by Broadridge. The Broadridge peer universe consisted of the Fund, the Fund’s Broadridge peer group and all other institutional China region funds, excluding outliers. In considering the information, the Board noted that the proposed advisory fee for the Fund was below the average contractual management fee, and same as the median contractual management fee of the peer group. The Board also considered that the Adviser had proposed to limit total operating expenses, including waiving advisory fees for each share class of the Fund until April 30, 2023. On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable in light of the nature, quality and extent of services expected to be provided by the Adviser.

Profitability. With respect to the estimated profitability of the Management Agreement to the Adviser, the Board considered the proposed advisory fee, that the Fund was newly organized, the amount of assets under management that the Adviser initially expected in the Fund and the Adviser’s agreement to limit total expenses until April 30, 2023. The Board considered that the Adviser will be incurring all expenses related to the organization of the Fund. The Board concluded that the expected profits to be realized by the Adviser were not expected to be unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed the Fund’s advisory fee compared to peer funds and the Fund’s estimated expense ratios giving effect to the Adviser’s agreement to limit total expenses until April 30, 2023, and concluded that the advisory fee was reasonable.

Other Benefits to the Adviser. The Board considered benefits to be derived by the Adviser from its relationship with the Fund, including receipt of research from brokerage firms; for Class I shares, reimbursement of some intermediary fees in the nature of sub-transfer agency fees and favorable media coverage. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Fund.

December 31, 2021	William Blair Funds	193

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Interested Trustees
Stephanie G. Braming, CFA, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014 to 2018	Global Head of Investment Management since 2017, portfolio manager (2014 to 2017) and Partner, William Blair	21	Chairman, William Blair SICAV
Cissie Citardi, 1975(2)	Trustee	Since 2021	General Counsel (since 2021), Deputy General Counsel (May 2020 to December 2020) and Partner, William Blair; formerly, General Counsel, PineBridge Investments (2016-2020)	21	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964	Trustee	Since 2012	Co-founder and Partner, Newbond Holdings (real estate operations) (since 2021); formerly, Principal, Highgate Holdings (hotel investments) (2009-2021); co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Sandwich Works (2001 to 2015 and since 2021)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Chairman of the Governing Council, Independent Directors Council (since 2020); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010)	21	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

*	The number shown does not include four additional series of the Trust that are in existence, but not currently offered to the public.

**	Includes directorships of public companies and other registered investment companies held during the past five years.

194	Annual Report	December 31, 2021

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Daniel N. Leib, 1966(3)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	21	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	President and Chief Executive Officer, YMCA of Metropolitan Chicago (since 2021); formerly, Chief Executive Officer, YWCA Metropolitan Chicago (2013 to 2021); Partner, Crowe LLP (2008 to 2013)(4)	21	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); American Institute of Certified Public Accountants (2013 to 2016); Chicago Finance Exchange (2009 to 2017)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994 to 2004)	21	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987 to 2010)(5)	21	Engine Media Holdings, Inc. (media group supporting esports, news streaming and gaming) (2020 to 2021); Frankly Inc. (technology products/services for media industry) (2016 to 2020); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013 to 2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Ms. Citardi are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	The Trust and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Trust and William Blair in the aggregate paid DFS approximately $188,000 and $214,000 in 2019 and 2020, respectively, for the services provided. DFS’s revenue was approximately $900 million in 2019 and $895 million in 2020. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Trust or William Blair and his compensation is not materially affected by the fees DFS receives from the Trust and William Blair.
(4)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter received distributions of her capital in the firm over time and those distributions were completed in March 2021. The Trust and William Blair made no payments to Crowe LLP over the past three years.
(5)	The Trust engages KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Trust. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

December 31, 2021	William Blair Funds	195

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Alaina Anderson, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair
Marcelo Assalin, CFA, 1973	Senior Vice President	Since 2020	Partner, William Blair (since 2022); formerly, Associate, William Blair; formerly, NN Investment Partners (2013-2020)
Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair
Daniel Crowe, CFA, 1972	Senior Vice President	Since 2016	Partner, William Blair
Robert J. Duwa, CFA, 1967	Senior Vice President	Since 2019	Partner, William Blair
Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair
Andrew G. Flynn, CFA, 1961	Senior Vice President	Since 2013	Partner, William Blair
David C. Fording, CFA, 1967	Senior Vice President	Since 2006	Partner, William Blair
James S. Golan, CFA, 1961	Senior Vice President	Since 2005	Partner, William Blair
William V. Heaphy, CFA, 1967	Senior Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (1994-2021)
James E. Jones, CFA, 1977	Senior Vice President	Since 2019	Partner, William Blair
Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair
Todd M. McClone, CFA, 1968	Senior Vice President	Since 2005	Partner, William Blair
D.J. Neiman, CFA, 1975	Senior Vice President	Since 2021	Partner, William Blair
Casey K. Preyss, CFA, 1976	Senior Vice President	Since 2015	Partner, William Blair
David P. Ricci, CFA, 1958	Senior Vice President	Since 2006	Partner, William Blair
Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair
Hugo Scott-Gall, 1971	Senior Vice President	Since 2021	Partner, William Blair (since 2018); formerly, Managing Director, Goldman Sachs (1998-2018)
Ward D. Sexton, CFA, 1974	Senior Vice President	Since 2016	Partner, William Blair

196	Annual Report	December 31, 2021

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Andrew Siepker, CFA, 1981	Senior Vice President	Since 2022	Partner, William Blair (since 2019); formerly, Associate, William Blair
Brian D. Singer, CFA, 1960	Senior Vice President	Since 2011	Partner, William Blair
Mark C. Thompson, CFA, 1976	Senior Vice President	Since 2020	Partner, William Blair
Vivian Lin Thurston, CFA, 1972	Senior Vice President	Since 2021	Partner, William Blair
Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly, Managing Director, AQR Capital Management (2011-2019)
Matthew Fleming, CFA, 1973	Vice President	Since 2022	Associate, William Blair (since 2021); formerly, Investment Counselors of Maryland, LLC (2008-2021)
Kathleen M. Lynch, CFA, 1971	Vice President	Since 2020	Associate, William Blair
Vesta Marks, CFA, CAIA, 1978	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Managing Director, Tortoise Capital Advisors (2018-2021), Executive Director, Palmer Square Capital Management LLC (2015-2018)
Gary J. Merwitz, 1970	Vice President	Since 2021	Associate, William Blair (since 2021); formerly, Principal, Investment Counselors of Maryland, LLC (2004-2021)
Marco Ruijer, CFA, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013-2020)
John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair
Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair
David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair
Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2021	William Blair Funds	197

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2021 (in thousands):

Fund	Capital Gain Dividend
Growth	$33,127
Large Cap Growth	50,399
Mid Cap Growth	9,883
Small-Mid Cap Growth	494,676
Small Cap Growth	96,453
Small Cap Value	66,686
Global Leaders	8,080
International Leaders	39,526
International Growth	243,841
Institutional International Growth	180,725
International Small Cap Growth	53,095
Emerging Markets Leaders	38,180
Emerging Markets Growth	222,451
Emerging Markets Small Cap Growth	43,773

198	Annual Report	December 31, 2021

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2021 to December 31, 2021.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

December 31, 2021	William Blair Funds	199

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,079.51	$6.29	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$1,081.81	$4.67	0.89
Class I-hypothetical 5% return	$1,000.00	$1,045.51	$4.59	0.89
Class R6-actual return	$1,000.00	$1,081.51	$4.41	0.84
Class R6-hypothetical 5% return	$1,000.00	$1,045.77	$4.33	0.84
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,121.33	$4.81	0.90
Class N-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class I-actual return	$1,000.00	$1,123.05	$3.48	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65
Class R6-actual return	$1,000.00	$1,123.18	$3.21	0.60
Class R6-hypothetical 5% return	$1,000.00	$1,046.98	$3.10	0.60
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,043.73	$6.18	1.20
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$1,046.01	$4.90	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
Class R6-actual return	$1,000.00	$1,045.97	$4.64	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Small-Mid Cap Core Fund
Class I-actual return	$1,000.00	$1,070.21	$4.96	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
Class R6-actual return	$1,000.00	$1,070.16	$4.70	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,002.10	$6.81	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$1,003.57	$5.56	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Class R6-actual return	$1,000.00	$1,003.81	$5.20	1.03
Class R6-hypothetical 5% return	$1,000.00	$1,044.81	$5.31	1.03
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,000.60	$7.56	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$1,001.90	$6.31	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Class R6-actual return	$1,000.00	$1,002.33	$5.85	1.16
Class R6-hypothetical 5% return	$1,000.00	$1,044.15	$5.98	1.16
Small Cap Value Fund
Class N-actual return (b)	$1,000.00	$1,042.44	$1.96	1.15
Class N-hypothetical 5% return (6 month period)	$1,000.00	$1,048.08	$5.94	1.15
Class I-actual return (b)	$1,000.00	$1,043.08	$1.40	0.82
Class I-hypothetical 5% return (6 month period)	$1,000.00	$1,048.63	$4.23	0.82
Class R6-actual return (b)	$1,000.00	$1,043.28	$1.33	0.78
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,048.70	$4.03	0.78
Global Leaders Fund
Class N-actual return	$1,000.00	$1,051.91	$5.95	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,052.70	$4.66	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class R6-actual return	$1,000.00	$1,053.21	$4.40	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85

200	Annual Report	December 31, 2021

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Leaders Fund
Class N-actual return	$1,000.00	$1,035.02	$5.90	1.15%
Class N-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class I-actual return	$1,000.00	$1,036.30	$4.62	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
Class R6-actual return	$1,000.00	$1,036.32	$4.36	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
International Growth Fund
Class N-actual return	$1,000.00	$1,003.66	$7.32	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.69	$7.47	1.45
Class I-actual return	$1,000.00	$1,005.19	$5.76	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.25	$5.87	1.14
Class R6-actual return	$1,000.00	$1,005.68	$5.36	1.06
Class R6-hypothetical 5% return	$1,000.00	$1,044.66	$5.46	1.06
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,008.24	$5.11	1.01
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.91	$5.21	1.01
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,033.47	$7.48	1.46
Class N-hypothetical 5% return	$1,000.00	$1,042.64	$7.52	1.46
Class I-actual return	$1,000.00	$1,034.89	$6.10	1.19
Class I-hypothetical 5% return	$1,000.00	$1,044.00	$6.13	1.19
Class R6-actual return	$1,000.00	$1,035.15	$5.64	1.10
Class R6-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$890.24	$6.67	1.40
Class N-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.40
Class I-actual return	$1,000.00	$891.02	$5.48	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.15
Class R6-actual return	$1,000.00	$891.56	$5.24	1.10
Class R6-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$932.96	$7.55	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.19	$7.98	1.55
Class I-actual return	$1,000.00	$934.34	$6.19	1.27
Class I-hypothetical 5% return	$1,000.00	$1,043.60	$6.54	1.27
Class R6-actual return	$1,000.00	$934.95	$5.71	1.17
Class R6-hypothetical 5% return	$1,000.00	$1,044.10	$6.03	1.17
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,014.87	$7.87	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.19	$7.98	1.55
Class I-actual return	$1,000.00	$1,015.88	$6.61	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.45	$6.70	1.30
Class R6-actual return	$1,000.00	$1,016.29	$6.25	1.23
Class R6-hypothetical 5% return	$1,000.00	$1,043.80	$6.34	1.23
China Growth Fund
Class I-actual return (c)	$1,000.00	$956.00	$3.49	1.05
Class I-hypothetical 5% return (6 month period)	$1,000.00	$1,046.43	$5.42	1.05
Class R6-actual return (c)	$1,000.00	$956.00	$3.32	1.00
Class R6-hypothetical 5% return (6 month period)	$1,000.00	$1,046.60	$5.16	1.00
Bond Fund
Class N-actual return	$1,000.00	$995.62	$3.02	0.60
Class N-hypothetical 5% return	$1,000.00	$1,046.98	$3.10	0.60
Class I-actual return	$1,000.00	$996.83	$2.26	0.45
Class I-hypothetical 5% return	$1,000.00	$1,047.73	$2.32	0.45
Class R6-actual return	$1,000.00	$997.63	$2.01	0.40
Class R6-hypothetical 5% return	$1,000.00	$1,047.98	$2.06	0.40

December 31, 2021	William Blair Funds	201

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During the Period (a)	Annualized Expense Ratio
Short Duration Bond Fund
Class N-actual return	$1,000.00	$992.05	$3.60	0.72%
Class N-hypothetical 5% return	$1,000.00	$1,046.39	$3.70	0.72
Class I-actual return	$1,000.00	$992.70	$2.85	0.57
Class I-hypothetical 5% return	$1,000.00	$1,047.14	$2.92	0.57
Class R6-actual return	$1,000.00	$992.94	$2.60	0.52
Class R6-hypothetical 5% return	$1,000.00	$1,047.40	$2.67	0.52
Ultra-Short Duration Bond Fund
Class N-actual return	$1,000.00	$992.19	$2.76	0.55
Class N-hypothetical 5% return	$1,000.00	$1,047.23	$2.84	0.55
Class I-actual return	$1,000.00	$994.11	$2.01	0.40
Class I-hypothetical 5% return	$1,000.00	$1,047.98	$2.06	0.40
Class R6-actual return	$1,000.00	$994.37	$1.76	0.35
Class R6-hypothetical 5% return	$1,000.00	$1,048.24	$1.81	0.35
Emerging Markets Debt Fund
Class I-actual return	$1,000.00	$982.36	$3.50	0.70
Class I-hypothetical 5% return	$1,000.00	$1,046.47	$3.61	0.70
Class R6-actual return	$1,000.00	$982.98	$3.25	0.65
Class R6-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65
Macro Allocation Fund
Class N-actual return	$1,000.00	$974.05	$6.37	1.28
Class N-hypothetical 5% return	$1,000.00	$1,043.55	$6.59	1.28
Class I-actual return	$1,000.00	$975.42	$5.13	1.03
Class I-hypothetical 5% return	$1,000.00	$1,044.81	$5.31	1.03
Class R6-actual return	$1,000.00	$975.27	$4.88	0.98
Class R6-hypothetical 5% return	$1,000.00	$1,045.06	$5.05	0.98

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184 and divided by 365 (to reflect the one-half year period).
(b)	The Small Cap Value Fund figures reflect the fiscal period from November 1, 2021 to December 31, 2021.
(c)	For the period August 27, 2021 (Commencement of Operations) to December 31, 2021.

202	Annual Report	December 31, 2021

BOARD OF TRUSTEES (as of February 25, 2022)
Vann A. Avedisian
Co-founder and Partner, Newbond Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Stephanie G. Braming, CFA, Chairman and President
Partner, William Blair
Cissie Citardi
Partner, William Blair
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Dorri C. McWhorter
President and Chief Executive Officer, YMCA of Metropolitan Chicago
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R. Zenz
Retired Partner, KPMG LLP
Officers
Alaina Anderson, CFA, Senior Vice President
Marcelo Assalin, CFA, Senior Vice President
Thomas Clarke, Senior Vice President
Daniel Crowe, CFA, Senior Vice President
Robert J. Duwa, CFA, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, CFA, Senior Vice President
David C. Fording, CFA, Senior Vice President
James S. Golan, CFA, Senior Vice President
William V. Heaphy, CFA, Senior Vice President
James E. Jones, CFA, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, CFA, Senior Vice President
D.J. Neiman, CFA, Senior Vice President
Casey K. Preyss, CFA, Senior Vice President
David P. Ricci, CFA, Senior Vice President
Lisa D. Rusch, Senior Vice President
Hugo Scott-Gall, Senior Vice President
Ward D. Sexton, CFA, Senior Vice President
Andrew Siepker, CFA, Senior Vice President
Brian D. Singer, CFA, Senior Vice President
Mark C. Thompson, CFA, Senior Vice President
Vivian Lin Thurston, CFA, Senior Vice President
Dan Zelazny, Senior Vice President
Matthew Fleming, CFA, Vice President
Kathleen M. Lynch, CFA, Vice President
Vesta Marks, CFA, CAIA, Vice President
Gary J. Merwitz, Vice President
Marco Ruijer, CFA, Vice President
John M. Raczek, Treasurer
Andrew T. Pfau, Secretary
David M. Cihak, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
For customer assistance, call 1-800-635-2886
P.O. Box 219137
Kansas City, Missouri 64121-9137

December 31, 2021	William Blair Funds	203

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund	INTERNATIONAL EQUITY	Short Duration Bond Fund
Mid Cap Growth Fund		Ultra-Short Duration Bond Fund
Small-Mid Cap Core Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Growth Fund	EMERGING MARKETS DEBT
Small Cap Growth Fund	Institutional International Growth Fund
Small Cap Value Fund	International Small Cap Growth Fund	Emerging Markets Debt Fund
Emerging Markets Leaders Fund
	Emerging Markets Growth Fund	MULTI-ASSET AND ALTERNATIVE
Emerging Markets Small Cap Growth Fund
	China Growth Fund	Macro Allocation Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, the Registrant did not make any amendment to a provision of the Code.

(d) During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Daniel N. Leib, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2020 and 2021, Ernst & Young LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $508,300 and $587,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2020 and 2021, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above. For the fiscal years ended December 31, 2020 and 2021, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment adviser (“William Blair”), or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2020 and 2021, E&Y billed the Registrant $341,754 and $158,125, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended December 31, 2020 and 2021, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2020 and 2021, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2020 and 2021, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by E&Y for the fiscal years ended December 31, 2020 and 2021 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended December 31, 2020 and 2021, E&Y billed the Trust $341,754 and $158,125, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

Item 5.	Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics required by Item 2 is filed as an exhibit hereto.

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4)

Not applicable to this filing.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 25, 2022

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: February 25, 2022